WORLD CLASS
INSTITUTIONAL
ASSET MANAGEMENT
AT A PERSONAL LEVEL



--------
NOT FDIC
INSURED
-----------------
MAY LOSE VALUE
NO BANK GUARANTEE
-----------------
                                              BLACKROCK FUNDS
                                              EQUITY PORTFOLIOS

                                              ----------------------------------
                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                              ----------------------------------

                                              March 31, 2003

                                              [GRAPHIC OMITTED]



                                                               (LOGO)
                                                               BLACKROCK
                                                               [GRAPHIC OMITTED]

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                EQUITY PORTFOLIOS

* Large Cap Value Equity
* Large Cap Growth Equity
* Mid-Cap Value Equity
* Mid-Cap Growth Equity
* Small Cap Value Equity
* Small Cap Core Equity
* Small Cap Growth Equity
* U.S. Opportunities
* Global Science & Technology Opportunities
* European Equity
* International Equity
* International Opportunities
* Asia Pacific Equity
* Select Equity
* Index Equity
* Balanced

------------------------------------------------------------------------------------------------------------------
                                                 TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------
SHAREHOLDER LETTER...............................................................................................1
PORTFOLIO SUMMARIES
      Large Cap Value Equity.....................................................................................2
      Large Cap Growth Equity....................................................................................3
      Mid-Cap Value Equity.......................................................................................4
      Mid-Cap Growth Equity......................................................................................5
      Small Cap Value Equity.....................................................................................6
      Small Cap Core Equity......................................................................................7
      Small Cap Growth Equity....................................................................................8
      U.S. Opportunities.........................................................................................9
      Global Science & Technology Opportunities.................................................................10
      European Equity...........................................................................................11
      International Equity......................................................................................12
      International Opportunities...............................................................................13
      Asia Pacific Equity.......................................................................................14
      Select Equity.............................................................................................15
      Index Equity..............................................................................................16
      Balanced..................................................................................................17
      Note on Performance Information...........................................................................18
STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS..............................................................19-63
      Global Science & Technology Opportunities Statement of Assets & Liabilities...............................41
      European Equity Statement of Assets & Liabilities.........................................................43
      International Equity Statement of Assets & Liabilities....................................................45
      Select Equity Statement of Assets & Liabilities...........................................................54
      Balanced Statement of Assets & Liabilities................................................................63
PORTFOLIO FINANCIAL STATEMENTS
      Statements of Operations...............................................................................64-66
      Statements of Changes in Net Assets....................................................................68-73
      Financial Highlights...................................................................................74-93
NOTES TO FINANCIAL STATEMENTS...............................................................................94-114
FUND MANAGEMENT............................................................................................115-117
DFA INVESTMENT TRUST COMPANY ANNUAL REPORT.................................................................119-137

--------------------------------------------------------------------------------
                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

 BLACKROCK FUNDS IS COMMITTED TO MAINTAINING THE PRIVACY OF ITS SHAREHOLDERS AND TO SAFEGUARDING THEIR NONPUBLIC PERSONAL INFORMATION. THE FOLLOWING INFORMATION IS PROVIDED TO HELP YOU UNDERSTAND WHAT PERSONAL INFORMATION BLACKROCK FUNDS COLLECTS, HOW WE PROTECT THAT INFORMATION, AND WHY IN CERTAIN CASES WE MAY SHARE SUCH INFORMATION WITH SELECT OTHER PARTIES.

 BLACKROCK FUNDS DOES NOT RECEIVE ANY NONPUBLIC PERSONAL INFORMATION RELATING TO ITS SHAREHOLDERS WHO PURCHASE SHARES THROUGH THEIR BROKER-DEALERS. IN THE CASE OF SHAREHOLDERS WHO ARE RECORD OWNERS OF BLACKROCK FUNDS, BLACKROCK FUNDS RECEIVES NONPUBLIC PERSONAL INFORMATION ON ACCOUNT APPLICATIONS OR OTHER FORMS. WITH RESPECT TO THESE SHAREHOLDERS, BLACKROCK FUNDS ALSO HAS ACCESS TO SPECIFIC INFORMATION REGARDING THEIR TRANSACTIONS IN BLACKROCK FUNDS.

 BLACKROCK FUNDS DOES NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS OR FORMER SHAREHOLDERS TO ANYONE, EXCEPT AS PERMITTED BY LAW OR AS IS NECESSARY IN ORDER TO SERVICE OUR SHAREHOLDERS' ACCOUNTS (FOR EXAMPLE, TO A TRANSFER AGENT).

 BLACKROCK FUNDS RESTRICTS ACCESS TO NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO BLACKROCK EMPLOYEES WITH A LEGITIMATE BUSINESS NEED FOR THE INFORMATION. BLACKROCK FUNDS MAINTAINS PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS DESIGNED TO PROTECT THE NONPUBLIC PERSONAL INFORMATION OF OUR SHAREHOLDERS.
--------------------------------------------------------------------------------

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

March 31, 2003

DEAR SHAREHOLDER:

      We are pleased to present the Semi-Annual Report to Shareholders of the BlackRock Equity Portfolios for the six-month period ended March 31, 2003. This report includes comments from portfolio managers, performance data, and other relevant information regarding the BlackRock Funds. We hope you will find the report informative, and we thank you for making BlackRock part of your investment strategy.

      Market participants endured much uncertainty over the past six months. Equity markets entered their third year of struggle, and while we believe economic recovery has slowly begun, a return to vigorous growth remains elusive. Market volatility and a still-sluggish economy continued to reflect the ongoing influence of corporate governance issues, global geo-political tensions, and the buildup to a U.S.-led war in Iraq. In light of these detractors to the global economic outlook, many investors remained hesitant to enter the equity markets, choosing instead the relative safety of money market and other fixed income funds.

      Nevertheless, over the past six months U.S. equity markets managed to turn in a positive performance, with the broad-market S&P 500(R) Index posting a 5.02% return. 1 Mid and small capitalization stocks followed suit, with returns of 5.37% and 1.39%, as measured by the Russell Midcap Index and the Russell 2000 Index, respectively. 2 International markets lagged, with the MSCI EAFE Index returning -2.29% for the same period. 3 In this environment, mid and large cap stocks outperformed small caps, while investors favored growth stocks over value issues.

      In this challenging market environment, we remain confident that our disciplined approach to equity investing is appropriate for the long-term investor. While risks remain, we continue to believe that equity investments represent an important part of effective asset allocation. In maintaining this view, we bear in mind equities' long-term track record of outperforming other types of investments.

      We continue to encourage investors to establish and maintain a long-term investment plan that is consistent with their overall risk tolerance and investment objectives. We suggest that investors consult with their financial advisors regarding their financial plans.

      On behalf of BlackRock, we thank you for your continued confidence and appreciate the opportunity to help you achieve your investment goals.


Sincerely,


/s/  ANNE ACKERLEY

Anne Ackerley
MANAGING DIRECTOR
BLACKROCK ADVISORS, INC.


1 The S&P 500(R) INDEX measures performance of large cap U.S. equities through changes in the aggregate market value of 500 stocks representing leading industries. The index is unmanaged and cannot be purchased directly.

2 The RUSSELL MIDCAP INDEX is designed to measure the performance of the 800 smallest companies in the RUSSELL 1000 INDEX. The RUSSELL 1000 INDEX is used to measure the performance of the 1,000 largest U.S. companies based on total market capitalization. The RUSSELL 2000 INDEX is designed to measure the performance of the smallest 2,000 companies in the RUSSELL 3000 INDEX, a measure of the 3,000 largest U.S. companies based on market capitalization. The indices are unmanaged and cannot be purchased directly.

3 The MSCI EAFE INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada. As of April 2002, the index consisted of 21 developed market country indices. The index is unmanaged and cannot be purchased directly.

                                                                             ---

                        LARGE CAP VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $364.0 MILLION

PERFORMANCE BENCHMARK

     RUSSELL 1000 VALUE INDEX

INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION WITH A SECONDARY OBJECTIVE OF CURRENT INCOME BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY U.S. LARGE CAPITALIZATION VALUE COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF RUSSELL 1000 VALUE INDEX STOCKS). THE PORTFOLIO MANAGEMENT TEAM USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 800 VALUE COMPANIES. THE MANAGEMENT TEAM USES A MULTI-FACTOR MODEL, WHICH IDENTIFIES THE KEY FACTORS THAT DRIVE THE PERFORMANCE OF VALUE STOCKS. USING THIS MULTI-FACTOR MODEL, THE MANAGEMENT TEAM IDENTIFIES STOCKS WITH LOW RELATIVE VALUATIONS AND IMPROVING EARNINGS EXPECTATIONS WHEN COMPARED WITH THEIR SECTOR PEERS. BASED ON THIS INFORMATION, AND USING SOPHISTICATED RISK MEASUREMENT TOOLS, THE MANAGEMENT TEAM SELECTS STOCKS, TOGETHER WITH THEIR APPROPRIATE WEIGHTINGS, THAT IT BELIEVES WILL MAXIMIZE THE PORTFOLIO'S RETURN PER UNIT OF RISK. THE PORTFOLIO SEEKS TO MAINTAIN MARKET CAPITALIZATION, SECTOR ALLOCATIONS AND STYLE CHARACTERISTICS SIMILAR TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o SPECIAL NOTE: AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM FOR THE LARGE CAP VALUE EQUITY PORTFOLIO. THIS TEAM, LED BY FRED HERRMANN AND DAVID BYRKET, ASSUMED RESPONSIBILITY FOR THE LARGE CAP VALUE EQUITY PORTFOLIO ON MARCH 3RD. WITH A FOCUS ON QUANTITATIVE TECHNIQUES, THE NEW TEAM USES STOCK SELECTION TO DRIVE ACTIVE RETURN WHILE MINIMIZING MARKET TIMING AND SECTOR, CAPITALIZATION, AND STYLE BIASES. USING A MULTI-FACTOR MODEL DESIGNED FOR THE LARGE CAP VALUE STOCK UNIVERSE, THE TEAM IDENTIFIES STOCKS WITH IMPROVING EARNINGS EXPECTATIONS THAT SELL AT ATTRACTIVE RELATIVE VALUATIONS WHEN COMPARED TO THEIR SECTOR PEERS. BY COMBINING THIS INFORMATION WITH SOPHISTICATED RISK MEASUREMENT TOOLS AND A MANUAL OPTIMIZATION PROCESS, THE MANAGEMENT TEAM SELECTS STOCKS AND PORTFOLIO WEIGHTINGS TO MAXIMIZE EXPECTED PORTFOLIO RETURN PER UNIT OF RISK. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH WITH NO NEGATIVE TAX IMPLICATIONS.

     o THE PORTFOLIO'S STRONG PERFORMANCE DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD WAS PRIMARILY DRIVEN BY GOOD STOCK SELECTION WITHIN INDUSTRIES THAT OUTPERFORMED. AS MANY STOCKS WERE TRADING AT HISTORICALLY LOW LEVELS, THE RETURN TO MORE TYPICAL VALUATIONS AMONG THE PORTFOLIO'S HOLDINGS WAS PARTIALLY RESPONSIBLE FOR STRONG RETURNS DURING THE FOURTH QUARTER OF 2002. SOME OF THE SECURITIES THAT DISPLAYED THE MOST STRENGTH OVER THE PERIOD WERE NEXTEL, OFFICE DEPOT, TEVA PHARMACEUTICAL (GENERIC DRUGS), AND VALERO ENERGY CORPORATION (A REFINER). AT THE END OF 2002, THE MANAGEMENT TEAM REDUCED THE PORTFOLIO'S ALLOCATION TO SEVERAL OF THESE STRONG PERFORMERS AND INVESTED THE PROCEEDS IN SECURITIES BELIEVED TO HAVE GREATER RETURN POTENTIAL THROUGH CAPITAL APPRECIATION AND ABOVE AVERAGE DIVIDEND YIELDS. STOCKS THAT THE PORTFOLIO ADDED TO, OR INCREASED HOLDINGS OF, DURING THE FOURTH QUARTER INCLUDED TRANSOCEAN OFFSHORE (DEEP AND SHALLOW WATER DRILLING), HEWLETT PACKARD, FREEPORT MCMORAN COPPER AND GOLD, GEORGIA PACIFIC, ECHOSTAR COMMUNICATIONS, PHELPS DODGE, SYMBOL TECHNOLOGIES, AND GENERAL MOTORS.

     o SECTORS THAT WERE MOST BENEFICIAL TO THE PORTFOLIO EARLY IN THE PERIOD INCLUDED TELECOMMUNICATIONS, FINANCE, ENERGY, AND UTILITIES. SECTORS THAT MOST SIGNIFICANTLY DETRACTED FROM PERFORMANCE WERE HEALTH SERVICES, RETAIL, AND CONSUMER SERVICES. THROUGHOUT THE FIRST HALF OF THE PERIOD, THE PORTFOLIO INCREASED ITS EXPOSURE TO ECONOMICALLY CYCLICAL STOCKS ON AN ISSUE-BY-ISSUE BASIS IN ANTICIPATION OF A MUTED ECONOMIC RECOVERY.

     o ALTHOUGH THE QUANTITATIVE MODEL'S EARNINGS EXPECTATION FACTORS WERE PREDICTIVE DURING MARCH, VALUATION FACTORS STRUGGLED IN THE MONTH AFTER A PERIOD OF EXCEPTIONAL STRENGTH. ON A RELATIVE BASIS, THE PORTFOLIO WITNESSED STRONG PERFORMANCE IN THE FINANCE, TELECOMMUNICATIONS, AND HEALTHCARE SECTORS. DISAPPOINTING PERFORMANCE IN THE UTILITIES, INDUSTRIAL, AND NON-CYCLICAL SECTORS OFFSET THIS BENEFIT.

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE EQUITY PORTFOLIO AND RUSSELL 1000 VALUE INDEX FROM INCEPTION AND AT
                          EACH SEMI-ANNUAL PERIOD END.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS  RUSSELL 1000 VALUE INDEX
4/20/92       $10,000          $10,000            $9,551           $10,000           $10,000              $10,000
6/30/92        $9,831           $9,831            $9,390            $9,831            $9,831              $10,176
9/30/92        $9,881           $9,881            $9,438            $9,881            $9,881              $10,388
12/31/92      $10,458          $10,458            $9,988           $10,457           $10,457              $10,994
3/31/93       $11,343          $11,343           $10,833           $11,343           $11,343              $12,057
6/30/93       $11,415          $11,415           $10,903           $11,415           $11,415              $12,410
9/30/93       $12,047          $12,042           $11,509           $12,050           $12,050              $13,022
12/31/93      $12,339          $12,327           $11,769           $12,322           $12,322              $12,987
3/31/94       $11,871          $11,852           $11,313           $11,845           $11,845              $12,533
6/30/94       $12,045          $12,019           $11,459           $11,997           $11,997              $12,611
9/30/94       $12,500          $12,465           $11,892           $12,451           $12,451              $12,933
12/31/94      $12,474          $12,431           $11,855           $12,412           $12,412              $12,729
3/31/95       $13,546          $13,492           $12,862           $13,467           $13,467              $13,938
6/30/95       $14,616          $14,548           $13,863           $14,515           $14,515              $15,187
9/30/95       $15,715          $15,632           $14,891           $15,590           $15,590              $16,514
12/31/95      $16,823          $16,721           $15,922           $16,670           $16,670              $17,610
3/31/96       $17,777          $17,659           $16,806           $17,578           $17,578              $18,607
6/30/96       $18,388          $18,253           $17,371           $18,129           $18,129              $18,928
9/30/96       $19,017          $18,864           $17,947           $18,702           $18,702              $19,478
12/31/96      $20,893          $20,698           $19,711           $20,482           $20,480              $21,421
3/31/97       $21,242          $21,044           $20,006           $20,777           $20,774              $21,970
6/30/97       $24,157          $23,901           $22,714           $23,537           $23,535              $25,209
9/30/97       $26,179          $25,885           $24,590           $25,435           $25,433              $27,719
12/31/97      $26,879          $26,557           $25,234           $26,049           $26,046              $28,957
3/31/98       $30,254          $29,908           $28,357           $29,212           $29,209              $32,333
6/30/98       $29,800          $29,420           $27,903           $28,691           $28,687              $32,477
9/30/98       $25,585          $25,238           $23,943           $24,559           $24,556              $28,715
12/31/98      $29,696          $29,274           $27,749           $28,401           $28,397              $33,483
3/31/99       $30,034          $29,585           $28,037           $28,633           $28,630              $33,964
6/30/99       $33,462          $32,918           $31,190           $31,803           $31,799              $37,793
9/30/99       $29,520          $29,033           $27,498           $27,980           $27,977              $34,092
12/31/99      $30,777          $30,265           $28,659           $29,093           $29,090              $35,946
3/31/00       $30,325          $29,779           $28,187           $28,574           $28,571              $36,118
6/30/00       $28,927          $28,384           $26,857           $27,181           $27,159              $34,425
9/30/00       $31,362          $30,750           $29,069           $29,358           $29,355              $37,133
12/31/00      $33,847          $33,162           $31,357           $31,579           $31,595              $38,469
3/31/01       $31,861          $31,192           $29,455           $29,630           $29,647              $36,216
6/30/01       $32,790          $32,077           $30,303           $30,401           $30,417              $37,984
9/30/01       $28,783          $28,153           $26,558           $26,612           $26,628              $33,824
12/31/01      $30,540          $29,822           $28,142           $28,152           $28,147              $36,319
3/31/02       $30,405          $29,692           $27,990           $27,954           $27,971              $37,804
6/30/02       $25,464          $24,836           $23,409           $23,328           $23,346              $34,584
9/30/02       $20,893          $20,365           $19,202           $19,077           $19,095              $28,092
12/31/02      $23,224          $22,608           $21,295           $21,147           $21,143              $30,682
3/31/03       $21,969          $21,374           $20,122           $19,936           $19,954              $29,189


                        FOR PERIOD ENDING MARCH 31, 2003

----------------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year       5 Year      10 Year     From Inception
                                               --------     --------     --------     -------     --------------
  Institutional Class                          (27.75)%     (10.19)%      (6.20)%      6.83%           7.46%
  Service Class                                (28.02)%     (10.47)%      (6.50)%      6.54%           7.19%
  Investor A Class (Load Adjusted)             (31.36)%     (11.98)%      (7.48)%      5.90%           6.60%
  Investor A Class (NAV)                       (28.11)%     (10.63)%      (6.63)%      6.39%           7.05%
  Investor B Class (Load Adjusted)             (31.89)%     (12.24)%      (7.64)%      5.80%           6.51%
  Investor B Class (NAV)                       (28.68)%     (11.31)%      (7.36)%      5.80%           6.51%
  Investor C Class (Load Adjusted)             (29.38)%     (11.28)%      (7.34)%      5.81%           6.52%
  Investor C Class (NAV)                       (28.66)%     (11.28)%      (7.34)%      5.81%           6.52%
----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 5/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 8/16/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


---
 2

                        LARGE CAP GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $151.2 MILLION

PERFORMANCE BENCHMARK

     RUSSELL 1000 GROWTH INDEX

INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES ISSUED BY U.S. LARGE CAPITALIZATION GROWTH COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF RUSSELL 1000 GROWTH INDEX STOCKS). THE PORTFOLIO MANAGEMENT TEAM USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 700 GROWTH COMPANIES. THE MANAGEMENT TEAM USES A MULTI-FACTOR MODEL, WHICH IDENTIFIES THE KEY FACTORS THAT DRIVE THE PERFORMANCE OF GROWTH STOCKS. USING THIS MULTI-FACTOR MODEL, THE MANAGEMENT TEAM IDENTIFIES STOCKS WITH RISING EARNINGS EXPECTATIONS THAT SELL AT ATTRACTIVE RELATIVE VALUATIONS WHEN COMPARED WITH THEIR SECTOR PEERS. BASED ON THIS INFORMATION, AND USING SOPHISTICATED RISK MEASUREMENT TOOLS, THE MANAGEMENT TEAM SELECTS STOCKS, TOGETHER WITH THEIR APPROPRIATE WEIGHTINGS, THAT IT BELIEVES WILL MAXIMIZE THE PORTFOLIO'S RETURN PER UNIT OF RISK. THE PORTFOLIO SEEKS TO MAINTAIN MARKET CAPITALIZATION, SECTOR ALLOCATIONS AND STYLE CHARACTERISTICS SIMILAR TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o SPECIAL NOTE: AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM FOR THE LARGE CAP GROWTH EQUITY PORTFOLIO. THIS TEAM, LED BY FRED HERRMANN AND DAVID BYRKET, ASSUMED RESPONSIBILITY FOR THE LARGE CAP GROWTH EQUITY PORTFOLIO ON MARCH 3RD. WITH A FOCUS ON QUANTITATIVE TECHNIQUES, THE NEW TEAM USES STOCK SELECTION TO DRIVE ACTIVE RETURN WHILE MINIMIZING MARKET TIMING AND SECTOR, CAPITALIZATION, AND STYLE BIASES. USING A MULTI-FACTOR MODEL DESIGNED FOR THE LARGE CAP GROWTH STOCK UNIVERSE, THE TEAM IDENTIFIES STOCKS WITH IMPROVING EARNINGS EXPECTATIONS THAT SELL AT ATTRACTIVE RELATIVE VALUATIONS WHEN COMPARED TO THEIR SECTOR PEERS. BY COMBINING THIS INFORMATION WITH SOPHISTICATED RISK MEASUREMENT TOOLS AND A MANUAL OPTIMIZATION PROCESS, THE MANAGEMENT TEAM SELECTS STOCKS AND PORTFOLIO WEIGHTINGS TO MAXIMIZE EXPECTED PORTFOLIO RETURN PER UNIT OF RISK. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH WITH NO NEGATIVE TAX IMPLICATIONS.

     o DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, LARGE CAP GROWTH STOCKS UNDERPERFORMED LARGE CAP VALUE STOCKS, WITH THE RUSSELL 1000 VALUE INDEX OUTPERFORMING THE RUSSELL 1000 GROWTH INDEX BY 2.07%. CONTINUED ANXIETIES REGARDING AN ESCALATION OF HOSTILITIES IN THE MIDDLE EAST, UNCERTAINTY WITH RESPECT TO NORTH KOREA, AND LINGERING QUESTIONS OVER THE STRENGTH OF CONSUMER SPENDING MADE THE ENVIRONMENT A DIFFICULT ONE FOR EQUITIES. MEANWHILE, INITIATIVES IN WASHINGTON TO REDUCE THE DOUBLE-TAXATION OF DIVIDENDS AND TO LOWER TAXES ONLY PARTIALLY OFFSET THOSE HEADWINDS.

     o STOCK SELECTION WAS A SLIGHT POSITIVE DURING THE FIRST HALF OF THE PERIOD, WHILE OVERALL PORTFOLIO CHARACTERISTICS WERE A SLIGHT NEGATIVE. POSITIONS IN COCA-COLA, BECKMAN COULTER, AND VIACOM DETRACTED SLIGHTLY FROM PERFORMANCE, WHILE HOLDINGS IN SAP, MERCK, AND MAXIM CONTRIBUTED POSITIVELY TO PERFORMANCE. NET INDUSTRY/SECTOR ALLOCATIONS NEITHER CONTRIBUTED NOR DETRACTED FROM RELATIVE PERFORMANCE. THE PORTFOLIO'S UNDERWEIGHT POSITION IN RETAIL, AS WELL AS OVERWEIGHTS IN HARDWARE AND MEDIA, WERE ADDITIVE TO PERFORMANCE. THESE WERE OFFSET, HOWEVER, BY OVERWEIGHTS IN BIOTECH AND MEDICAL SERVICES, EACH OF WHICH DETRACTED FROM THE QUARTER'S RESULTS.

     o DURING THE SECOND HALF OF THE SEMI-ANNUAL PERIOD, LARGE CAP GROWTH STOCKS OUTPERFORMED LARGE CAP VALUE STOCKS, WITH THE RUSSELL 1000 GROWTH INDEX BEATING THE RUSSELL 1000 VALUE INDEX BY 3.80%.

     o THE PORTFOLIO'S QUANTITATIVE MODEL WAS MODESTLY PREDICTIVE THROUGHOUT MARCH, DRIVEN PARTICULARLY BY EARNINGS EXPECTATION FACTORS LIKE ESTIMATE MOMENTUM AND EARNINGS REVISIONS. AFTER A SERIES OF VERY STRONG MONTHS, VALUATION FACTORS WERE LESS PREDICTIVE IN MARCH. ON A RELATIVE BASIS, THE PORTFOLIO WITNESSED STRONG PERFORMANCE IN THE TECHNOLOGY, HEALTHCARE, AND COMMERCIAL SERVICES SECTORS, WHICH OUTPACED THE MODESTLY UNDERPERFORMING CONSUMER CYCLICALS AND ENERGY SECTORS.

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH EQUITY PORTFOLIO AND RUSSELL 1000 GROWTH INDEX FROM INCEPTION AND AT
                          EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS  RUSSELL 1000 GROWTH INDEX
11/1/89       $10,000          $10,000            $9,551           $10,000           $10,000              $10,000
12/31/89      $10,825          $10,825           $10,339           $10,825           $10,825              $10,453
3/31/90       $10,493          $10,493           $10,022           $10,493           $10,493              $10,066
6/30/90       $10,986          $10,986           $10,493           $10,986           $10,986              $11,086
9/30/90       $10,040          $10,040            $9,590           $10,040           $10,040               $9,397
12/31/90      $10,606          $10,606           $10,130           $10,606           $10,606              $10,426
3/31/91       $11,400          $11,400           $10,888           $11,400           $11,400              $12,296
6/30/91       $11,306          $11,306           $10,799           $11,306           $11,306              $12,178
9/30/91       $11,995          $11,995           $11,456           $11,995           $11,995              $13,029
12/31/91      $13,363          $13,363           $12,763           $13,363           $13,363              $14,717
3/31/92       $12,389          $12,389           $11,833           $12,389           $12,389              $13,991
6/30/92       $12,453          $12,453           $11,894           $12,453           $12,453              $13,838
9/30/92       $12,580          $12,580           $12,015           $12,580           $12,580              $14,447
12/31/92      $13,226          $13,226           $12,633           $13,226           $13,226              $15,453
3/31/93       $13,472          $13,472           $12,867           $13,472           $13,472              $15,324
6/30/93       $13,910          $13,910           $13,272           $13,896           $13,896              $15,087
9/30/93       $15,370          $15,357           $14,653           $15,341           $15,341              $15,310
12/31/93      $15,039          $15,030           $14,340           $15,014           $15,014              $15,902
3/31/94       $13,859          $13,838           $13,202           $13,823           $13,823              $15,201
6/30/94       $13,001          $12,980           $12,371           $12,953           $12,953              $15,046
9/30/94       $13,658          $13,637           $12,985           $13,595           $13,595              $16,203
12/31/94      $13,526          $13,479           $12,843           $13,446           $13,446              $16,324
3/31/95       $14,756          $14,706           $13,998           $14,656           $14,656              $17,879
6/30/95       $16,078          $16,007           $15,239           $15,955           $15,955              $19,637
9/30/95       $17,739          $17,650           $16,784           $17,573           $17,573              $21,419
12/31/95      $18,185          $18,080           $17,194           $18,002           $18,002              $22,394
3/31/96       $19,337          $19,211           $18,269           $19,058           $19,058              $23,597
6/30/96       $20,474          $20,328           $19,318           $20,156           $20,156              $25,098
9/30/96       $21,051          $20,887           $19,836           $20,657           $20,657              $26,002
12/31/96      $21,887          $21,702           $20,595           $21,420           $21,420              $27,572
3/31/97       $21,749          $21,549           $20,456           $21,215           $21,215              $27,720
6/30/97       $25,871          $25,623           $24,309           $25,172           $25,172              $32,963
9/30/97       $28,144          $27,859           $26,418           $27,304           $27,304              $35,440
12/31/97      $28,107          $27,796           $26,342           $27,176           $27,176              $35,978
3/31/98       $32,841          $32,454           $30,732           $31,640           $31,640              $41,430
6/30/98       $34,922          $34,475           $32,651           $33,549           $33,549              $43,311
9/30/98       $31,454          $31,015           $29,366           $30,124           $30,124              $39,375
12/31/98      $39,719          $39,161           $37,049           $37,934           $37,934              $49,908
3/31/99       $42,852          $42,200           $39,918           $40,779           $40,779              $53,080
6/30/99       $43,645          $42,965           $40,626           $41,429           $41,429              $55,123
9/30/99       $42,607          $41,902           $39,617           $40,314           $40,314              $53,101
12/31/99      $54,217          $53,296           $50,383           $51,142           $51,142              $66,455
3/31/00       $57,396          $56,351           $53,246           $53,967           $53,967              $71,190
6/30/00       $55,542          $54,518           $51,503           $52,106           $52,084              $69,268
9/30/00       $52,363          $51,353           $48,454           $48,930           $48,864              $65,543
12/31/00      $40,461          $39,653           $37,392           $37,704           $37,641              $51,555
3/31/01       $29,368          $28,747           $27,111           $27,279           $27,238              $40,780
6/30/01       $30,646          $29,961           $28,242           $28,381           $28,339              $44,214
9/30/01       $23,260          $22,749           $21,429           $21,490           $21,447              $35,631
12/31/01      $26,455          $25,862           $24,342           $24,359           $24,317              $41,026
3/31/02       $25,739          $25,128           $23,644           $23,616           $23,599              $39,965
6/30/02       $20,627          $20,118           $18,949           $18,878           $18,859              $32,503
9/30/02       $17,151          $16,701           $15,722           $15,650           $15,605              $27,612
12/31/02      $18,301          $17,815           $16,758           $16,649           $16,630              $29,586
3/31/03       $18,045          $17,562           $16,493           $16,368           $16,322              $29,270


                        FOR PERIOD ENDING MARCH 31, 2003


----------------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year       5 Year      10 Year     From Inception
                                               --------     --------      --------    -------     --------------
  Institutional Class                          (29.89)%     (32.00)%      (11.29)%     2.97%           4.50%
  Service Class                                (30.11)%     (32.20)%      (11.56)%     2.69%           4.29%
  Investor A Class (Load Adjusted)             (33.37)%     (33.37)%      (12.51)%     2.04%           3.80%
  Investor A Class (NAV)                       (30.24)%     (32.34)%      (11.70)%     2.51%           4.16%
  Investor B Class (Load Adjusted)             (33.81)%     (33.49)%      (12.59)%     1.97%           3.74%
  Investor B Class (NAV)                       (30.69)%     (32.81)%      (12.35)%     1.97%           3.74%
  Investor C Class (Load Adjusted)             (31.53)%     (32.88)%      (12.40)%     1.94%           3.72%
  Investor C Class (NAV)                       (30.84)%     (32.88)%      (12.40)%     1.94%           3.72%
----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 11/1/89; INVESTOR A SHARES, 3/14/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 1/24/96; AND INVESTOR C SHARES, 1/24/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


                                                                             ---

                         MID-CAP VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $49.2 MILLION

PERFORMANCE BENCHMARK

     RUSSELL MIDCAP VALUE INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE BY INVESTING PRIMARILY IN MID-CAPITALIZATION STOCKS BELIEVED BY THE MANAGER TO BE WORTH MORE THAN IS INDICATED BY CURRENT MARKET PRICE. THE FUND MANAGER INITIALLY SCREENS FOR "VALUE" STOCKS FROM THE UNIVERSE OF COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1 BILLION AND $10 BILLION. THE MANAGER USES FUNDAMENTAL ANALYSIS TO EXAMINE EACH COMPANY FOR FINANCIAL STRENGTH BEFORE DECIDING TO PURCHASE THE STOCK.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o IN DECEMBER, THE PORTFOLIO REGAINED SOME OF THE LOSSES INCURRED IN OCTOBER AND NOVEMBER, BUT THE GAINS WERE NOT ENOUGH TO OFFSET FOURTH QUARTER 2002 UNDERPERFORMANCE. STOCK SELECTION WAS POSITIVE WITHIN THE TECHNOLOGY SOFTWARE, FINANCIAL, AND HEALTHCARE SECTORS. THESE GAINS WERE MORE THAN OFFSET BY THE PORTFOLIO'S UNDEREXPOSURE TO THE TECHNOLOGY HARDWARE SECTOR EARLY IN THE PERIOD AND ITS OVERWEIGHT POSITION WITHIN THE HEALTHCARE PROVIDERS AND SERVICES SECTORS. THE MAIN DRIVER OF UNDERPERFORMANCE WAS THE PORTFOLIO'S LACK OF PARTICIPATION IN THE LOW-QUALITY RALLY THAT OCCURRED BETWEEN OCTOBER 9 AND NOVEMBER 30. THE PORTFOLIO'S LACK OF EXPOSURE TO SECURITIES WITH MORE AGGRESSIVE LONG-TERM GROWTH EXPECTATIONS AND LESS EARNINGS VISIBILITY SIGNIFICANTLY CONTRIBUTED TO THE SHORTFALL IN PERFORMANCE. MEANWHILE, STOCK SELECTION WITHIN THE FINANCIAL SECTOR WAS ONE OF THE STRONGEST CONTRIBUTORS TO PERFORMANCE FOR THE QUARTER AS HOLDINGS IN THE PROPERTY & CASUALTY INSURANCE INDUSTRY CONTINUED TO APPRECIATE.

     o DURING THE FOURTH QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE UTILITY AND CONSUMER CYCLICALS SECTORS, WHILE REDUCING ITS ALLOCATION TO FINANCIALS, CONSUMER NON-CYCLICALS, AND HEALTHCARE. AS OF YEAR-END, THE PORTFOLIO'S LARGEST OVERWEIGHTS WERE IN THE HEALTHCARE AND SERVICES SECTORS, WHILE THE LARGEST UNDERWEIGHT IN THE PORTFOLIO WAS IN REAL ESTATE INVESTMENT TRUSTS.

     o DURING THE FIRST QUARTER OF 2003, THE PORTFOLIO MANAGED TO REGAIN SOME OF THE RELATIVE GROUND LOST DURING THE LOW-QUALITY RALLY THAT OCCURRED WITHIN THE LAST QUARTER OF 2002. FOR THE FIRST QUARTER, POSITIVE STOCK SELECTION WAS THE PRIMARY CONTRIBUTOR TO THE PORTFOLIO'S OUTPERFORMANCE VERSUS ITS BENCHMARK; WITH APPRECIATION IN HOLDINGS WITHIN THE CONSUMER DISCRETIONARY, INDUSTRIAL, AND FINANCIAL SECTORS LEADING THE GAINS. IN THE CONSUMER DISCRETIONARY SECTOR, THE GREATEST VALUE ADDED CAME FROM STOCK SELECTION WITHIN THE RETAIL AND AUTO COMPONENTS INDUSTRIES. ALTHOUGH THE RETAIL AREA WAS AN UNDERPERFORMING INDUSTRY FOR THE RUSSELL MIDCAP VALUE INDEX, THE PORTFOLIO'S HOLDINGS MANAGED TO FAIR BETTER DURING THE QUARTER AMIDST A CONTINUED SLOWDOWN IN CONSUMER SPENDING. STOCKS CONTRIBUTING POSITIVELY TO PERFORMANCE INCLUDED FEDERATED DEPARTMENT STORES INC. AND MAY DEPARTMENT STORES. WITHIN THE AUTO COMPONENTS INDUSTRY, THE PORTFOLIO'S MOTOR VEHICLES & PARTS HOLDING, LEAR CORPORATION, APPRECIATED DUE TO NEW PROGRAM WINS FOR THE COMPANY.

     o DURING THE FIRST QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE CONSUMER STAPLES, ENERGY, AND INFORMATION TECHNOLOGY SECTORS, WHILE REDUCING ITS ALLOCATION TO THE HEALTHCARE PROVIDERS INDUSTRY. AS OF QUARTER-END, THE PORTFOLIO'S LARGEST OVERWEIGHTS WERE IN THE HEALTHCARE, CONSUMER DISCRETIONARY, AND CONSUMER STAPLES SECTORS. THE LARGEST UNDERWEIGHT IN THE PORTFOLIO AT QUARTER-END WAS IN REAL ESTATE INVESTMENT TRUSTS, WHICH THE PORTFOLIO MANAGEMENT TEAM CURRENTLY BELIEVES REMAIN CONSIDERABLY OVERVALUED.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP VALUE
    EQUITY PORTFOLIO AND THE RUSSELL MIDCAP VALUE INDEX FROM INCEPTION AND AT
                          EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS  RUSSELL MIDCAP VALUE INDEX
12/27/96      $10,000          $10,000            $9,551           $10,000           $10,000               $10,000
12/31/96      $10,000          $10,000            $9,551           $10,000           $10,000                $9,930
3/31/97       $10,084          $10,071            $9,618           $10,065           $10,065               $10,099
6/30/97       $11,383          $11,362           $10,839           $11,328           $11,328               $11,371
9/30/97       $12,911          $12,881           $12,274           $12,823           $12,823               $12,822
12/31/97      $12,857          $12,819           $12,220           $12,741           $12,741               $13,343
3/31/98       $14,289          $14,239           $13,560           $14,125           $14,125               $14,676
6/30/98       $13,476          $13,417           $12,766           $13,268           $13,268               $14,299
9/30/98       $11,144          $11,085           $10,549           $10,943           $10,943               $12,347
12/31/98      $12,670          $12,587           $11,972           $12,400           $12,400               $14,022
3/31/99       $11,997          $11,908           $11,330           $11,707           $11,707               $13,585
6/30/99       $13,479          $13,372           $12,718           $13,113           $13,113               $15,105
9/30/99       $12,001          $11,893           $11,302           $11,635           $11,635               $13,498
12/31/99      $12,812          $12,698           $12,057           $12,386           $12,386               $14,008
3/31/00       $13,179          $13,039           $12,383           $12,703           $12,703               $14,149
6/30/00       $12,637          $12,502           $11,863           $12,143           $12,143               $13,911
9/30/00       $13,765          $13,611           $12,904           $13,189           $13,189               $15,254
12/31/00      $14,618          $14,433           $13,684           $13,954           $13,954               $16,695
3/31/01       $13,549          $13,375           $12,673           $12,910           $12,910               $16,105
6/30/01       $14,550          $14,353           $13,589           $13,814           $13,814               $17,240
9/30/01       $12,624          $12,441           $11,777           $11,942           $11,942               $15,249
12/31/01      $14,072          $13,870           $13,121           $13,287           $13,287               $17,083
3/31/02       $15,131          $14,892           $14,079           $14,233           $14,233               $18,432
6/30/02       $14,194          $13,958           $13,193           $13,308           $13,308               $17,571
9/30/02       $11,630          $11,430           $10,809           $10,877           $10,877               $14,416
12/31/02      $11,727          $11,514           $10,878           $10,926           $10,926               $15,435
3/31/03       $11,318          $11,100           $10,485           $10,519           $10,519               $14,809


                        FOR PERIOD ENDING MARCH 31, 2003


-----------------------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN

                                               1 Year       3 Year        5 Year       From Inception
                                              --------      -------       -------      --------------
  Institutional Class                         (25.20)%      (4.95)%       (4.55)%          2.00%
  Service Class                               (25.46)%      (5.23)%       (4.86)%          1.68%
  Investor A Class (Load Adjusted)            (28.89)%      (6.83)%       (5.88)%          0.76%
  Investor A Class (NAV)                      (25.52)%      (5.39)%       (5.01)%          1.50%
  Investor B Class (Load Adjusted)            (29.17)%      (7.10)%       (6.06)%          0.81%
  Investor B Class (NAV)                      (26.10)%      (6.09)%       (5.73)%          0.81%
  Investor C Class (Load Adjusted)            (26.78)%      (6.09)%       (5.73)%          0.81%
  Investor C Class (NAV)                      (26.10)%      (6.09)%       (5.73)%          0.81%
-----------------------------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 12/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


---
 4

                         MID-CAP GROWTH EQUITY PORTFOLIO


TOTAL NET ASSETS (3/31/03): $127.5 MILLION

PERFORMANCE BENCHMARK

     RUSSELL MIDCAP GROWTH INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN MID-CAPITALIZATION STOCKS THAT THE PORTFOLIO MANAGEMENT TEAM BELIEVES HAVE ABOVE-AVERAGE EARNINGS GROWTH POTENTIAL. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY U.S. MID-CAPITALIZATION GROWTH COMPANIES (MARKET CAPITALIZATION BETWEEN $1 BILLION AND $10 BILLION). THE PORTFOLIO MANAGEMENT TEAM USES A BOTTOM-UP INVESTMENT STYLE AND FUNDAMENTAL ANALYSIS (SUCH AS ANALYSIS OF EARNINGS, CASH FLOWS, COMPETITIVE POSITION AND MANAGEMENT'S ABILITIES) TO SELECT SECURITIES FOR THE PORTFOLIO.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o THE FOURTH QUARTER OF 2002 GENERALLY MARKED A STRONG QUARTER FOR EQUITY MARKETS AND FOR MID-CAP GROWTH STOCKS IN PARTICULAR. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. ON AN ABSOLUTE RETURN BASIS, THE PORTFOLIO WAS ABLE TO CAPTURE A LARGE PART OF THIS UPSIDE.

     o STOCK SELECTION DETRACTED SLIGHTLY FROM THE PORTFOLIO'S OVERALL PERFORMANCE DURING THE FOURTH QUARTER OF 2002. HOWEVER, STOCK SELECTION WAS PARTICULARLY STRONG WITHIN SEVERAL SECTORS, INCLUDING TECHNOLOGY SOFTWARE AND HEALTHCARE SERVICES. STOCKS THAT ADDED TO PERFORMANCE DURING THE QUARTER WERE BEA SYSTEMS INC., PEOPLESOFT INC., AND OUTBACK STEAKHOUSE INC. STOCK SELECTION WAS POOR IN THE TECHNOLOGY HARDWARE SECTOR. SPECIFIC STOCKS THAT HURT PERFORMANCE DURING THE QUARTER WERE SHIRE PHARMACEUTICALS GROUP, HARRIS CORP., AND NVIDIA INC. SECTOR SELECTION ALSO DETRACTED FROM PERFORMANCE DURING THE FIRST HALF OF THE PERIOD AND WAS A MAJOR DRIVER OF THE PORTFOLIO'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK. THE PORTFOLIO'S UNDERWEIGHT IN TECHNOLOGY HARDWARE HURT PERFORMANCE RELATIVE TO THE BENCHMARK. THE PORTFOLIO ALSO SOLD CERTAIN POSITIONS IN THE HEALTHCARE SERVICES SECTOR, WHERE HOLDINGS WERE BELIEVED TO HAVE REACHED FULL VALUATION.

     o ALL THE VARIOUS RUSSELL INDICES WERE DOWN DURING THE FIRST QUARTER OF 2003, WITH GROWTH OUTPERFORMING VALUE AND LARGE CAPS OUTPERFORMING SMALL CAPS. THE RUSSELL MIDCAP GROWTH INDEX POSTED A RELATIVELY FLAT -0.02% RETURN FOR THE QUARTER, WHILE THE RUSSELL MIDCAP VALUE INDEX RETURNED -4.06%.

     o DURING THE FIRST QUARTER OF 2003, STOCK SELECTION HAD A POSITIVE IMPACT ON PORTFOLIO PERFORMANCE VERSUS ITS BENCHMARK, MOST NOTABLY WITHIN THE INFORMATION TECHNOLOGY SECTOR. HOLDINGS IN THE IT CONSULTING & SERVICES INDUSTRY ADDED SIGNIFICANTLY TO PERFORMANCE, LED BY AMDOCS LTD, WHICH WAS UP CONSIDERABLY DURING THE QUARTER. THE PORTFOLIO ALSO BENEFITED FROM STRONG STOCK SELECTION WITHIN THE HEALTHCARE SECTOR. HOLDINGS IN THE HEALTHCARE EQUIPMENT & SUPPLIES INDUSTRY SUCH AS ST. JUDE MEDICAL INC. AND GILEAD SCIENCES INC. GUIDED RETURNS TO THE UPSIDE. ONE AREA OF WEAKNESS OCCURRED WITHIN THE INDUSTRIAL SECTOR AS THE PORTFOLIO'S COMMERCIAL SERVICES & SUPPLIES HOLDINGS LAGGED. SPECIFICALLY, DST SYSTEMS INC. AND ROBERT HALF INTERNATIONAL INC. DECLINED CONSIDERABLY.

     o DURING THE FIRST QUARTER OF 2003, SECTOR SELECTION, ESPECIALLY THE PORTFOLIO'S OVERWEIGHT IN THE HEALTHCARE SECTOR, ALSO CONTRIBUTED POSITIVELY TO PERFORMANCE. NO MAJOR SECTOR WEIGHTINGS WERE REALLOCATED, WITH THE EXCEPTION OF THE INDUSTRIAL SECTOR, WHERE THE PORTFOLIO INCREASED ITS POSITIONS, AND FINANCIALS, WHERE THE PORTFOLIO DECREASED ITS POSITIONS.



   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX FROM INCEPTION AND AT
                          EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS  RUSSELL MIDCAP GROWTH INDEX
12/27/96      $10,000          $10,000            $9,551           $10,000           $10,000               $10,000
12/31/96      $10,040          $10,040            $9,589           $10,040           $10,040               $10,009
3/31/97        $8,930           $8,930            $8,520            $8,920            $8,920                $9,644
6/30/97       $10,570          $10,550           $10,067           $10,530           $10,530               $11,063
9/30/97       $12,200          $12,170           $11,595           $12,110           $12,110               $12,612
12/31/97      $11,521          $11,480           $10,946           $11,400           $11,400               $12,265
3/31/98       $12,963          $12,913           $12,295           $12,782           $12,782               $13,729
6/30/98       $13,135          $13,074           $12,449           $12,914           $12,914               $13,721
9/30/98       $11,218          $11,158           $10,618           $10,997           $10,997               $11,430
12/31/98      $14,093          $14,002           $13,316           $13,771           $13,771               $14,456
3/31/99       $16,050          $15,939           $15,157           $15,648           $15,648               $14,951
6/30/99       $18,058          $17,927           $17,026           $17,554           $17,554               $16,508
9/30/99       $19,288          $19,127           $18,163           $18,684           $18,684               $15,682
12/31/99      $31,151          $30,865           $29,306           $30,088           $30,003               $21,874
3/31/00       $37,868          $37,493           $35,584           $36,469           $36,370               $26,494
6/30/00       $34,322          $33,963           $32,191           $32,947           $32,863               $24,531
9/30/00       $36,964          $36,558           $34,623           $35,384           $35,370               $25,151
12/31/00      $27,667          $27,354           $25,887           $26,419           $26,405               $19,305
3/31/01       $20,360          $20,116           $19,041           $19,379           $19,362               $14,462
6/30/01       $20,852          $20,569           $19,457           $19,781           $19,764               $16,802
9/30/01       $16,002          $15,773           $14,920           $15,132           $15,136               $12,131
12/31/01      $18,865          $18,603           $17,563           $17,792           $17,775               $15,414
3/31/02       $18,673          $18,387           $17,376           $17,546           $17,551               $15,142
6/30/02       $15,660          $15,427           $14,546           $14,685           $14,667               $12,377
9/30/02       $12,947          $12,726           $12,007           $12,092           $12,096               $10,251
12/31/02      $13,481          $13,245           $12,486           $12,562           $12,565               $11,191
3/31/03       $13,545          $13,310           $12,548           $12,584           $12,588               $11,189


                        FOR PERIOD ENDING MARCH 31, 2003


-----------------------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN

                                              1 Year        3 Year        5 Year       From Inception
                                             --------      --------       -------      --------------
  Institutional Class                        (27.46)%      (29.01)%        0.88%           4.97%
  Service Class                              (27.61)%      (29.19)%        0.61%           4.68%
  Investor A Class (Load Adjusted)           (31.01)%      (30.43)%       (0.51)%          3.69%
  Investor A Class (NAV)                     (27.79)%      (29.35)%        0.41%           4.46%
  Investor B Class (Load Adjusted)           (31.51)%      (30.38)%       (0.49)%          3.74%
  Investor B Class (NAV)                     (28.28)%      (29.86)%       (0.31)%          3.74%
  Investor C Class (Load Adjusted)           (29.00)%      (29.79)%       (0.31)%          3.75%
  Investor C Class (NAV)                     (28.28)%      (29.79)%       (0.31)%          3.75%
-----------------------------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 12/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


                                                                             ---

                        SMALL CAP VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $119.1 MILLION

PERFORMANCE BENCHMARK

     RUSSELL 2000 VALUE INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SMALL CAPITALIZATION STOCKS OF COMPANIES BELIEVED BY THE MANAGER TO BE WORTH MORE THAN IS INDICATED BY CURRENT MARKET PRICE. THE MANAGER INITIALLY SCREENS FOR "VALUE" STOCKS FROM THE UNIVERSE OF COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION. THE MANAGER USES FUNDAMENTAL ANALYSIS TO EXAMINE EACH COMPANY FOR FINANCIAL STRENGTH BEFORE DECIDING TO PURCHASE THE STOCK.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o IN DECEMBER, THE PORTFOLIO REGAINED SOME OF THE LOSSES INCURRED WITHIN THE MONTHS OF OCTOBER AND NOVEMBER, BUT IT WAS NOT ENOUGH TO OFFSET FOURTH QUARTER 2002 UNDERPERFORMANCE. STOCK SELECTION WAS POSITIVE WITHIN THE TECHNOLOGY SOFTWARE, FINANCIALS AND HEALTHCARE SECTORS, BUT THESE GAINS WERE MORE THAN OFFSET BY THE PORTFOLIO'S UNDEREXPOSURE TO THE TECHNOLOGY HARDWARE SECTOR AND ITS OVERWEIGHT POSITION WITHIN THE HEALTHCARE PROVIDERS AND SERVICES SECTORS. THE MAIN DRIVER OF UNDERPERFORMANCE WAS THE PORTFOLIO'S LACK OF PARTICIPATION IN THE LOW-QUALITY RALLY THAT OCCURRED BETWEEN OCTOBER 9 AND NOVEMBER 30. THE PORTFOLIO'S LACK OF EXPOSURE TO SECURITIES WITH MORE AGGRESSIVE LONG-TERM GROWTH EXPECTATIONS AND LESS EARNINGS VISIBILITY SIGNIFICANTLY IMPACTED THE SHORTFALL IN PERFORMANCE. THIS SEGMENT, WHICH HAD EXPERIENCED THE GREATEST DECLINES THROUGH EARLY OCTOBER, WAS THE STRONGEST PERFORMER DURING THE FOURTH QUARTER OF 2002. STOCK SELECTION WITHIN THE FINANCIAL SECTOR WAS ONE OF THE STRONGEST POSITIVE CONTRIBUTORS TO PERFORMANCE AS HOLDINGS IN THE PROPERTY & CASUALTY INSURANCE INDUSTRY CONTINUED TO APPRECIATE. ANOTHER AREA OF STRENGTH WAS WITHIN THE MEDICAL PROVIDERS & SERVICES AND MEDICAL TECHNOLOGY INDUSTRIES. AS INVESTORS BECAME MORE INCLINED TO INVEST IN THE PHARMACEUTICAL INDUSTRY, INDUSTRY SUPPLIERS BENEFITED.

     o DURING THE FOURTH QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE CONSUMER CYCLICALS, BASIC MATERIALS, AND TECHNOLOGY HARDWARE SECTORS, WHILE REDUCING ITS ALLOCATION TO CAPITAL GOODS, FINANCIALS AND CONSUMER NON-CYCLICALS. AS OF YEAR-END 2002, THE PORTFOLIO'S LARGEST OVERWEIGHTS WERE IN THE HEALTHCARE, CONSUMER NON-CYCLICALS AND CYCLICALS SECTORS. THE LARGEST UNDERWEIGHTS WERE IN REAL ESTATE INVESTMENT TRUSTS, UTILITIES, AND TECHNOLOGY HARDWARE.

     o IN THE FIRST QUARTER OF 2003, THE PORTFOLIO MANAGED TO REGAIN ALL OF THE RELATIVE GROUND LOST DURING THE LOW-QUALITY RALLY THAT OCCURRED IN THE LAST QUARTER OF 2002. DURING THE FIRST QUARTER, POSITIVE STOCK SELECTION WAS THE PRIMARY CONTRIBUTOR TO THE PORTFOLIO'S OUTPERFORMANCE VERSUS ITS BENCHMARK. STRONG APPRECIATION IN ITS HOLDINGS WITHIN INDUSTRIALS, HEALTHCARE, CONSUMER STAPLES, AND INFORMATION TECHNOLOGY SECTORS LEAD THE GAINS. THE PORTFOLIO MANAGEMENT TEAM WAS ENCOURAGED BY THE STRENGTH OF THE SMALL CAP VALUE PORTFOLIO AS IT PERFORMED WELL ON BOTH UP AND DOWN DAYS IN THE MARKET OWING TO STRONG INDIVIDUAL STOCK SELECTION. ONE OF THE ONLY AREAS OF PORTFOLIO WEAKNESS OCCURRED WITHIN THE MATERIALS SECTORS AS OUR CHEMICALS HOLDINGS IN FMC CORPORATION AND CAMBREX CORPORATION LAGGED.

     o DURING THE FIRST QUARTER OF 2003, THE PORTFOLIO INCREASED ITS POSITIONS IN THE INDUSTRIALS AND STAPLES SECTORS WHILE REDUCING ITS ALLOCATION TO THE MATERIALS AND CONSUMER DISCRETIONARY SECTORS. AS OF MARCH 31ST, THE PORTFOLIO'S LARGEST OVERWEIGHTS WERE CONCENTRATED IN THE HEALTHCARE, CONSUMER DISCRETIONARY, AND STAPLES SECTORS. THE PORTFOLIO'S ALLOCATION TO THE FINANCIAL SECTOR, MORE SPECIFICALLY ITS ALLOCATION TO REAL ESTATE INVESTMENT TRUSTS, WAS AMONG ITS LARGEST UNDERWEIGHTS AT QUARTER-END AS THE PORTFOLIO MANAGEMENT TEAM BELIEVED THE FINANCIAL SECTOR IN PARTICULAR REMAINED CONSIDERABLY OVERVALUED.



     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE EQUITY PORTFOLIO AND THE RUSSELL 2000 VALUE INDEX FROM INCEPTION AND
                         AT EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS   RUSSELL 2000 VALUE INDEX
4/13/92       $10,000          $10,000            $9,551           $10,000           $10,000               $10,000
6/30/92        $9,680           $9,680            $9,245            $9,680            $9,680                $9,802
9/30/92       $10,150          $10,150            $9,694           $10,150           $10,150               $10,161
12/31/92      $11,684          $11,684           $11,160           $11,684           $11,684               $11,499
3/31/93       $12,412          $12,412           $11,855           $12,412           $12,412               $12,619
6/30/93       $12,250          $12,250           $11,700           $12,250           $12,250               $12,823
9/30/93       $13,232          $13,232           $12,628           $13,221           $13,221               $13,878
12/31/93      $13,866          $13,855           $13,229           $13,850           $13,850               $14,241
3/31/94       $13,608          $13,597           $12,972           $13,582           $13,582               $14,047
6/30/94       $13,350          $13,319           $12,707           $13,304           $13,304               $13,798
9/30/94       $14,062          $14,020           $13,376           $14,005           $14,005               $14,450
12/31/94      $13,800          $13,767           $13,123           $13,730           $13,730               $14,021
3/31/95       $14,257          $14,211           $13,547           $14,152           $14,152               $14,540
6/30/95       $15,086          $15,029           $14,312           $14,931           $14,931               $15,816
9/30/95       $16,512          $16,427           $15,645           $16,294           $16,294               $17,132
12/31/95      $16,994          $16,897           $16,092           $16,730           $16,730               $17,631
3/31/96       $17,903          $17,795           $16,925           $17,579           $17,579               $18,405
6/30/96       $18,520          $18,382           $17,476           $18,119           $18,119               $19,157
9/30/96       $18,600          $18,448           $17,532           $18,142           $18,142               $19,442
12/31/96      $20,370          $20,202           $19,205           $19,825           $19,825               $21,398
3/31/97       $20,206          $20,014           $19,018           $19,601           $19,601               $21,345
6/30/97       $23,962          $23,705           $22,532           $23,167           $23,167               $24,567
9/30/97       $27,408          $27,110           $25,745           $26,427           $26,427               $27,734
12/31/97      $27,650          $27,315           $25,934           $26,581           $26,581               $28,200
3/31/98       $29,821          $29,443           $27,931           $28,578           $28,578               $30,557
6/30/98       $28,256          $27,860           $26,435           $26,984           $26,984               $29,454
9/30/98       $22,740          $22,411           $21,257           $21,649           $21,649               $24,190
12/31/98      $25,931          $25,539           $24,218           $24,617           $24,617               $26,387
3/31/99       $22,122          $21,767           $20,619           $20,943           $20,943               $23,829
6/30/99       $25,949          $25,515           $24,156           $24,481           $24,481               $27,773
9/30/99       $23,927          $23,505           $22,259           $22,500           $22,500               $25,603
12/31/99      $24,674          $24,224           $22,925           $23,129           $23,129               $25,996
3/31/00       $25,295          $24,811           $23,471           $23,648           $23,664               $26,987
6/30/00       $25,703          $25,196           $23,835           $23,962           $23,962               $27,514
9/30/00       $28,031          $27,453           $25,954           $26,038           $26,053               $29,533
12/31/00      $29,697          $29,070           $27,498           $27,509           $27,526               $31,927
3/31/01       $28,762          $28,144           $26,601           $26,580           $26,597               $32,238
6/30/01       $32,117          $31,406           $29,665           $29,585           $29,602               $35,989
9/30/01       $28,162          $27,529           $25,976           $25,866           $25,883               $31,190
12/31/01      $31,427          $30,685           $28,953           $28,758           $28,755               $36,404
3/31/02       $34,108          $33,284           $31,387           $31,137           $31,134               $39,894
6/30/02       $32,111          $31,315           $29,529           $29,222           $29,219               $39,048
9/30/02       $25,838          $25,150           $23,712           $23,420           $23,437               $30,735
12/31/02      $26,209          $25,512           $24,035           $23,718           $23,715               $32,248
3/31/03       $25,877          $25,188           $23,707           $23,327           $23,348               $30,610


                        FOR PERIOD ENDING MARCH 31, 2003


----------------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year       5 Year      10 Year     From Inception
                                               --------      -------      -------     -------     --------------
  Institutional Class                          (24.13)%       0.76%       (2.80)%      7.62%           9.06%
  Service Class                                (24.32)%       0.50%       (3.07)%      7.33%           8.79%
  Investor A Class (Load Adjusted)             (27.88)%      (1.19)%      (4.11)%      6.68%           8.19%
  Investor A Class (NAV)                       (24.47)%       0.33%       (3.23)%      7.18%           8.65%
  Investor B Class (Load Adjusted)             (27.92)%      (1.26)%      (4.23)%      6.51%           8.03%
  Investor B Class (NAV)                       (25.08)%      (0.45)%      (3.98)%      6.51%           8.03%
  Investor C Class (Load Adjusted)             (25.64)%      (0.45)%      (3.96)%      6.52%           8.04%
  Investor C Class (NAV)                       (25.01)%      (0.45)%      (3.96)%      6.52%           8.04%
----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/13/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 10/1/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


---
 6

                         SMALL CAP CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $0.9 MILLION

PERFORMANCE BENCHMARK

     RUSSELL 2000 INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SMALL CAPITALIZATION STOCKS FROM A MARKET UNIVERSE OF COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION. THE PORTFOLIO MANAGER SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE THROUGH VARIOUS MARKET CYCLES BY EMPHASIZING STOCK SELECTION. STOCK SELECTION IS DETERMINED BY LOOKING AT COMPANIES USING A RANGE OF VALUATION CRITERIA, INCLUDING THE STRENGTH OF THEIR MANAGEMENT AND BUSINESS FRANCHISE. THE PORTFOLIO WILL INVEST IN STOCKS THAT THE MANAGER BELIEVES OFFER ATTRACTIVE RETURNS THROUGH CAPITAL APPRECIATION. THE MANAGER USES FUNDAMENTAL ANALYSIS TO EXAMINE EACH COMPANY FOR FINANCIAL STRENGTH BEFORE DECIDING TO PURCHASE THE STOCK.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, STOCK SELECTION WAS THE DRIVING FORCE IN THE PORTFOLIO'S OUTPERFORMANCE. SECTORS THAT CONTRIBUTED THE MOST TO PERFORMANCE INCLUDED CONSUMER SERVICES, COMMERCIAL SERVICES, ENERGY, AND HEALTHCARE PRODUCTS. WITHIN THE CONSUMER SERVICES SECTOR, HOLDINGS IN LEISURE, ENTERTAINMENT, AND MEDIA HAD STRONG GAINS. TWO OF THE PORTFOLIO'S WASTE MANAGEMENT HOLDINGS BENEFITED FROM THE STRONG OUTLOOK PROVIDED BY MANAGEMENT DURING THEIR QUARTERLY RELEASES IN OCTOBER. CASELLA WASTE SYSTEMS, FOR EXAMPLE, POSTED OPERATING RESULTS IN ITS FISCAL SECOND QUARTER ENDING OCTOBER THAT BEAT CONSENSUS ESTIMATES.

     o A MAJOR CAUSE OF UNDERPERFORMANCE DURING THE FIRST HALF OF THE PERIOD WAS THE PORTFOLIO'S LACK OF PARTICIPATION IN THE LOW-QUALITY RALLY THAT OCCURRED BETWEEN OCTOBER 9 AND NOVEMBER 30 WITHIN TECHNOLOGY AND TELECOMMUNICATIONS. THE TECHNOLOGY AND TELECOMMUNICATIONS SEGMENT, WHICH HAD EXPERIENCED THE GREATEST DECLINES UP UNTIL EARLY OCTOBER, WAS THE STRONGEST PERFORMER OF THE RUSSELL 2000 INDEX DURING THE FOURTH QUARTER OF 2002. CONSEQUENTLY, THE PORTFOLIO'S LACK OF EXPOSURE TO THE SEGMENT WAS A PRIMARY CAUSE OF ITS UNDERPERFORMANCE VERSUS THE BENCHMARK. STOCK SELECTION IN THE RETAIL SECTOR ALSO HURT PERFORMANCE. THE PORTFOLIO'S MALL-BASED RETAILER HOLDING, CHARMING SHOPPES, HAD A NEGATIVE IMPACT ON PERFORMANCE DURING THE FOURTH QUARTER AS THE COMPANY ANNOUNCED POOR SALES AT ITS STORES AND LOWERED EARNINGS PROJECTIONS FOR THE QUARTER. DISAPPOINTING HOLIDAY SALES MADE RETAIL THE WORST PERFORMING SECTOR IN THE RUSSELL 2000 INDEX DURING THE QUARTER.

     o AS OF YEAR-END 2002, THE PORTFOLIO'S LARGEST OVERWEIGHTS WERE IN CONSUMER SERVICES, HEALTHCARE, ENERGY, AND COMMERCIAL SERVICES. THE LARGEST UNDERWEIGHTS AT YEAR-END CONTINUED TO BE IN REAL ESTATE INVESTMENT TRUSTS AND TECHNOLOGY WHERE THE PORTFOLIO MANAGEMENT TEAM BELIEVED STOCKS WERE OVERVALUED AND VISIBILITY OF BUSINESS PERFORMANCE WAS LOW.

     o DURING THE SECOND HALF OF THE SEMI-ANNUAL PERIOD, POSITIVE STOCK SELECTION WAS THE PRIMARY CONTRIBUTOR TO THE PORTFOLIO'S OUTPERFORMANCE VERSUS THE BENCHMARK, MOST NOTABLY IN CONSUMER STAPLES AND INFORMATION TECHNOLOGY. IN CONSUMER STAPLES, PEET'S COFFEE & TEA AND DELTA AND PINE LAND CO. ROSE ON THE BACK OF STRONG EARNINGS REPORTS. IN TECHNOLOGY, RETEK INC., A RETAIL SOFTWARE COMPANY, GAINED STRONGLY OVER THE QUARTER BASED ON NEW CONTRACT WINS THAT SIGNALED MARCH QUARTERLY EARNINGS ESTIMATES WERE LIKELY ACHIEVABLE. OTHER QUARTERLY GAINERS IN THIS SEGMENT OF THE PORTFOLIO INCLUDED BENCHMARK ELECTRONICS, INC. AND INTERSIL CORP. AN AREA OF PORTFOLIO WEAKNESS OCCURRED WITHIN THE CONSUMER DISCRETIONARY SECTOR. THIS UNDERPERFORMANCE WAS PREDOMINANTLY IN THE BROAD LINE RETAIL, SPECIALTY RETAIL, AND LEISURE PRODUCT SUB-SECTORS.

     o DURING THE SECOND HALF OF THE PERIOD, THE PORTFOLIO ROUGHLY DOUBLED ITS TECHNOLOGY WEIGHTING FROM DECEMBER 2002 TO SLIGHTLY BELOW THE INDEX WEIGHTING. AS OF MARCH 31ST, THE PORTFOLIO'S LARGEST OVERWEIGHTS WERE IN THE HEALTHCARE AND CONSUMER DISCRETIONARY SECTORS.



     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP CORE EQUITY PORTFOLIO AND THE RUSSELL 2000 INDEX FROM INCEPTION AND AT EACH
                                  QUARTER-END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS   RUSSELL 2000 INDEX
1/2/02        $10,000          $10,000            $9,497           $10,000           $10,000            $10,000
3/31/02       $10,680          $10,680           $10,142           $10,680           $10,680            $10,420
6/30/02       $10,010          $10,010            $9,506           $10,010           $10,010             $9,550
9/30/02        $8,350           $8,350            $7,930            $8,350            $8,350             $7,506
12/31/02       $8,900           $8,900            $8,452            $8,900            $8,900             $7,968
3/31/03        $8,570           $8,570            $8,139            $8,227            $8,570             $7,610


                        FOR PERIOD ENDING MARCH 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                  1 Year         From Inception
                                                --------         --------------
  Institutional Class                           (19.76)%           (11.69)%
  Service Class                                 (19.76)%           (11.69)%
  Investor A Class (Load Adjusted)              (23.75)%           (15.29)%
  Investor A Class (NAV)                        (19.76)%           (11.69)%
  Investor B Class (Load Adjusted)              (23.37)%           (14.55)%
  Investor B Class (NAV)                        (19.76)%           (11.69)%
  Investor C Class (Load Adjusted)              (20.56)%           (11.69)%
  Investor C Class (NAV)                        (19.76)%           (11.69)%

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B AND INVESTOR C SHARES WAS 1/2/02. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


                                                                             ---

                        SMALL CAP GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $263.9 MILLION

PERFORMANCE BENCHMARK

     RUSSELL 2000 GROWTH INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SMALL CAPITALIZATION GROWTH COMPANIES (MARKET CAPITALIZATION UNDER $2 BILLION). THE MANAGEMENT TEAM USES A BOTTOM-UP INVESTMENT STYLE AND SELECTS SECURITIES BASED UPON FUNDAMENTAL ANALYSIS (SUCH AS ANALYSIS OF EARNINGS, CASH FLOWS, COMPETITIVE POSITION AND MANAGEMENT'S ABILITIES).


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o THE FOURTH QUARTER OF 2002 WAS GENERALLY A STRONG QUARTER FOR THE EQUITY MARKETS AND FOR SMALL CAP GROWTH STOCKS IN PARTICULAR. AFTER MONTHS OF SIGNIFICANT DECLINES, THE MARKETS REBOUNDED STRONGLY IN OCTOBER AND NOVEMBER. ALTHOUGH THIS RALLY FADED SOMEWHAT IN DECEMBER, THE MARKET HELD ON TO THE MAJORITY OF ITS GAINS. ON AN ABSOLUTE RETURN BASIS, THE PORTFOLIO WAS ABLE TO CAPTURE A LARGE PART OF THIS UPSIDE.

     o STOCK SELECTION CONTRIBUTED POSITIVELY TO THE PORTFOLIO'S PERFORMANCE DURING THE FOURTH QUARTER. STOCK SELECTION WAS PARTICULARLY STRONG IN THE COMMERCIAL SERVICES, ENERGY, AND HEALTHCARE SERVICES SECTORS. STOCKS THAT ADDED TO PERFORMANCE IN THE BEGINNING OF THE PERIOD WERE STORAGE TECHNOLOGY CORP., PHARMACEUTICAL PRODUCT DEVELOPMENT, AND TETRA TECH INC. MEANWHILE, POOR STOCK SELECTION IN THE BASIC MATERIALS SECTOR UNDERMINED PERFORMANCE. STOCKS THAT HURT PERFORMANCE WERE OAK TECHNOLOGY INC. AND INTEGRATED DEVICE TECHNOLOGY INC.

     o SECTOR SELECTION DETRACTED FROM PERFORMANCE DURING THE FOURTH QUARTER AND WAS THE DRIVER OF THE PORTFOLIO'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK. THE PORTFOLIO'S UNDERWEIGHT IN TECHNOLOGY HARDWARE AND OVERWEIGHT IN HEALTHCARE SERVICES HURT PERFORMANCE RELATIVE TO THE BENCHMARK. DURING THE QUARTER, THE PORTFOLIO TOOK THE OPPORTUNITY TO INCREASE ITS POSITIONS IN THE TECHNOLOGY SECTOR AS MONTHS OF UNDERPERFORMANCE FOR THE SECTOR HAD CREATED SOME ATTRACTIVE BUYING OPPORTUNITIES. MEANWHILE, THE PORTFOLIO REDUCED POSITIONS IN THE HEALTHCARE SERVICES SECTOR, WHERE CERTAIN HOLDINGS WERE BELIEVED TO HAVE REACHED FULL VALUATION.

     o DURING THE FIRST QUARTER OF 2003, THE PORTFOLIO'S EMPHASIS ON BOTTOM-UP STOCK SELECTION CONTRIBUTED POSITIVELY TO PERFORMANCE VERSUS THE BENCHMARK. SECURITY SELECTION WITHIN THE HEALTHCARE SECTOR, ESPECIALLY IN THE HEALTHCARE EQUIPMENT & SUPPLIES INDUSTRY, WAS ONE OF THE MOST NOTABLE CONTRIBUTORS TO PERFORMANCE. HOLDINGS SUCH AS CYTYC CORP., PHARMACEUTICAL RESOURCES INC., AND INTEGRA LIFESCIENCES HOLDING CORP. WERE ALL UP SIGNIFICANTLY DURING THE PERIOD. ANOTHER AREA WHERE THE PORTFOLIO THRIVED AS A RESULT OF POSITIVE STOCK SELECTION WAS THE CONSUMER DISCRETIONARY SECTOR. HOLDINGS IN THE SPECIALTY RETAIL INDUSTRY WERE PARTICULARLY STRONG LATER IN THE PERIOD AS BOTH GUITAR CENTER INC. AND WEST MARINE INC. APPRECIATED. ONE AREA OF WEAKNESS OCCURRED WITHIN THE INDUSTRIAL SECTOR AS THE PORTFOLIO'S COMMERCIAL SERVICES & SUPPLIES HOLDINGS LAGGED. SPECIFICALLY, INTERCEPT INC., AMN HEALTHCARE SERVICES INC., AND ON ASSIGNMENT INC. ALL DECLINED SIGNIFICANTLY. SECTOR SELECTION WAS ANOTHER OFFSETTING FACTOR FOR PERFORMANCE DURING THE FIRST QUARTER. THE PORTFOLIO'S UNDERWEIGHT IN FINANCIALS HURT PERFORMANCE RELATIVE TO THE BENCHMARK. OVER THE FIRST QUARTER OF 2003, THE PORTFOLIO INCREASED ITS POSITIONS IN INFORMATION TECHNOLOGY AND ENERGY WHILE REDUCING ITS ALLOCATION TO THE CONSUMER DISCRETIONARY SECTOR.



     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH EQUITY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX FROM INCEPTION
                       AND AT EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS  RUSSELL 2000 GROWTH INDEX
9/14/93       $10,000          $10,000            $9,551           $10,000           $10,000              $10,000
9/30/93       $10,470          $10,470           $10,000           $10,470           $10,470              $10,350
12/31/93      $10,378          $10,374            $9,905           $10,371           $10,371              $10,622
3/31/94        $9,857           $9,853            $9,399            $9,841            $9,841              $10,190
6/30/94        $9,167           $9,143            $8,731            $9,141            $9,141               $9,550
9/30/94       $10,168          $10,144            $9,667           $10,121           $10,121              $10,441
12/31/94      $10,988          $10,954           $10,440           $10,931           $10,931              $10,364
3/31/95       $11,670          $11,635           $11,080           $11,601           $11,601              $10,932
6/30/95       $13,194          $13,145           $12,513           $13,101           $13,101              $12,016
9/30/95       $15,099          $15,026           $14,309           $14,982           $14,982              $13,383
12/31/95      $16,213          $16,066           $15,283           $16,002           $16,002              $13,581
3/31/96       $18,291          $18,107           $17,222           $17,992           $17,992              $14,361
6/30/96       $20,941          $20,718           $19,696           $20,532           $20,532              $15,200
9/30/96       $22,025          $21,809           $20,718           $21,532           $21,532              $15,070
12/31/96      $21,332          $21,109           $20,041           $20,781           $20,781              $15,110
3/31/97       $17,182          $16,989           $16,115           $16,690           $16,690              $13,525
6/30/97       $20,921          $20,679           $19,610           $20,265           $20,265              $15,900
9/30/97       $25,525          $25,198           $23,885           $24,647           $24,647              $18,590
12/31/97      $23,295          $22,966           $21,774           $22,446           $22,446              $17,066
3/31/98       $25,537          $25,153           $23,832           $24,525           $24,525              $19,094
6/30/98       $24,569          $24,178           $22,911           $23,514           $23,514              $17,998
9/30/98       $19,926          $19,554           $18,556           $19,004           $19,004              $13,974
12/31/98      $25,013          $24,518           $23,258           $23,786           $23,786              $17,278
3/31/99       $25,696          $25,176           $23,886           $24,366           $24,366              $16,987
6/30/99       $26,845          $26,275           $24,926           $25,377           $25,377              $19,493
9/30/99       $28,882          $28,259           $26,789           $27,228           $27,228              $18,535
12/31/99      $43,138          $42,175           $39,977           $40,552           $40,538              $24,724
3/31/00       $51,908          $50,699           $48,046           $48,646           $48,646              $27,020
6/30/00       $47,022          $45,898           $43,413           $43,935           $43,922              $25,028
9/30/00       $47,088          $45,924           $43,388           $43,869           $43,856              $24,034
12/31/00      $37,398          $36,509           $34,444           $34,762           $34,749              $19,179
3/31/01       $28,192          $27,499           $25,955           $26,125           $26,129              $16,262
6/30/01       $30,327          $29,574           $27,879           $28,018           $28,042              $19,186
9/30/01       $21,789          $21,236           $20,001           $20,077           $20,080              $13,798
12/31/01      $24,555          $23,891           $22,501           $22,550           $22,554              $17,408
3/31/02       $23,107          $22,470           $21,152           $21,139           $21,162              $17,067
6/30/02       $19,896          $19,330           $18,184           $18,164           $18,167              $14,389
9/30/02       $16,704          $16,208           $15,253           $15,188           $15,190              $11,293
12/31/02      $17,836          $17,311           $16,260           $16,173           $16,176              $12,140
3/31/03       $17,075          $16,563           $15,558           $15,439           $15,442              $11,669


                        FOR PERIOD ENDING MARCH 31, 2003


-----------------------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN

                                              1 Year        3 Year        5 Year       From Inception
                                             --------      --------       -------      --------------
  Institutional Class                        (26.11)%      (30.97)%       (7.73)%          5.77%
  Service Class                              (26.29)%      (31.13)%       (8.02)%          5.43%
  Investor A Class (Load Adjusted)           (29.73)%      (32.38)%       (9.02)%          4.74%
  Investor A Class (NAV)                     (26.45)%      (31.33)%       (8.17)%          5.25%
  Investor B Class (Load Adjusted)           (30.25)%      (32.34)%       (9.06)%          4.66%
  Investor B Class (NAV)                     (26.97)%      (31.79)%       (8.84)%          4.66%
  Investor C Class (Load Adjusted)           (27.76)%      (31.78)%       (8.84)%          4.66%
  Investor C Class (NAV)                     (27.03)%      (31.78)%       (8.84)%          4.66%
-----------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/14/93; SERVICE AND INVESTOR A SHARES, 9/15/93; INVESTOR B SHARES, 1/18/96; AND INVESTOR C SHARES, 9/6/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


---
 8

                          U.S. OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $85.2 MILLION

PERFORMANCE BENCHMARK

     CITIGROUP EXTENDED MARKET INDEX U.S. ("CITIGROUP EMI U.S.")


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF U.S. EMERGING CAPITALIZATION COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF CITIGROUP EMI U.S. STOCKS) WITH EARNINGS VISIBILITY AND EARNINGS GROWTH POTENTIAL. THE PORTFOLIO MANAGEMENT TEAM USES A MULTI-FACTOR SCREEN TO IDENTIFY STOCKS THAT HAVE ABOVE-AVERAGE RETURN POTENTIAL. THE FACTORS AND THE WEIGHT ASSIGNED TO A FACTOR WILL CHANGE DEPENDING ON MARKET CONDITIONS. THE MOST INFLUENTIAL FACTORS OVER TIME HAVE INCLUDED EARNINGS GROWTH AND RELATIVE VALUE. SECTOR SPECIALISTS SUBSTANTIATE THE POTENTIAL OF COMPANIES THAT COMPARE FAVORABLY ON SCREENING CRITERIA USING TRADITIONAL FUNDAMENTAL RESEARCH PROTOCOL.

RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o SPECIAL NOTE: DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, THE U.S. OPPORTUNITIES PORTFOLIO COMPLETED ITS TRANSITION FROM A MICRO-CAP PORTFOLIO TO A SMALL/MIDCAP PORTFOLIO. ITS INVESTMENT STYLE ALSO CHANGED FROM MOMENTUM TO A MULTI-FACTOR APPROACH, EMPHASIZING REVENUE AND EARNINGS GROWTH, ESTIMATE REVISIONS, PROFITABILITY, AND RELATIVE VALUE. THE TRANSITION WAS EXECUTED DURING THE FIRST WEEK OF DECEMBER 2002 AND AFFECTED FOURTH QUARTER 2002 PERFORMANCE.

     o THROUGHOUT THE FOURTH QUARTER OF 2002, STOCKS THAT WERE INITIALLY OVERSOLD STAGED A MAJOR RALLY, WHILE THE PREVIOUS MARKET LEADERS UNDERPERFORMED. IN CERTAIN INDUSTRIES, SUCH AS TECHNOLOGY, THE FOURTH QUARTER TYPICALLY POSTS STRONG PERFORMANCE. IN ANTICIPATION OF THIS, MANY INVESTORS SOLD HEALTHCARE-RELATED STOCKS TO FUND THE PURCHASE OF TECHNOLOGY-RELATED SHARES. AS A RESULT, THE INFORMATION TECHNOLOGY SECTOR ROSE OVER 25%, TELECOMMUNICATION SERVICES ROSE 24%, AND ENERGY ROSE 11%. CONVERSELY, HEALTHCARE DECLINED 0.13%. OVERALL, THE PORTFOLIO'S POSITIONS IN THE TECHNOLOGY SECTOR CONTRIBUTED POSITIVELY TO RELATIVE PERFORMANCE, WHILE THE CONSUMER DISCRETIONARY AND HEALTHCARE SECTORS WERE BOTH DETRACTORS. THE PORTFOLIO DECREASED ITS ALLOCATION TO THE HEALTHCARE SECTOR, BUT WAS STILL OVERWEIGHT VERSUS THE BENCHMARK. THIS OVERWEIGHT DETRACTED FROM PERFORMANCE AS THE HEALTHCARE SECTOR WAS WEAK COMPARED TO OTHER SECTORS OF THE MARKET. CONVERSELY, THE PORTFOLIO INCREASED ITS ALLOCATION IN TECHNOLOGY TO AN OVERWEIGHT VERSUS THE BENCHMARK. THIS ACTION PROVED BENEFICIAL GIVEN THE STRONG UPSWING IN TECHNOLOGY OVER THE QUARTER.

     o FAVORABLE STOCK SELECTION BENEFITED THE PORTFOLIO DURING THE FIRST QUARTER OF 2003. OVERALL, THE PORTFOLIO BENEFITED FROM ITS OVERWEIGHT IN HEALTHCARE AS INVESTORS VIEWED THE SECTOR AS A DEFENSIVE PLAY. ENERGY STOCKS ALSO PERFORMED RELATIVELY WELL ON THE BACK OF SOARING COMMODITY PRICES. THE MATERIALS AND INDUSTRIAL SECTORS PERFORMED POORLY THROUGHOUT THE QUARTER AS THESE COMPANIES WERE HURT MOST BY RISING ENERGY COSTS. THE PORTFOLIO'S LACK OF REAL ESTATE INVESTMENT TRUST ("REIT") EXPOSURE WAS THE MOST SIGNIFICANT DETRACTOR TO RELATIVE PERFORMANCE, AS THE SECTOR HAD A MODEST POSITIVE RETURN IN A DOWN MARKET.

     o THROUGHOUT THE FIRST QUARTER, THE PORTFOLIO ADDED TO ITS OVERWEIGHT IN ENERGY STOCKS BASED ON THE BELIEF THAT THERE IS A CASE FOR A CYCLICAL UPTURN IN DRILLING FOLLOWING THE WAR IN IRAQ. THE PORTFOLIO REMAINED SIGNIFICANTLY UNDERWEIGHT IN STOCKS OF FINANCIAL CORPORATIONS ON CONCERNS OVER THE COMPRESSION OF NET INTEREST MARGINS IN ADDITION TO THE FACT THAT SMALL CAP BANKS ARE UNLIKELY TO RECEIVE A BOOST FROM AN IMPROVEMENT IN CREDIT QUALITY. AS OF MARCH 31, 2003, THE PORTFOLIO'S LARGEST OVERWEIGHTS WERE IN PHARMACEUTICALS, BIOTECHNOLOGY, ENERGY, RETAIL, AND MEDIA. THE LARGEST UNDERWEIGHTS WERE IN REITS, BANKS, AND UTILITIES.



          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            U.S. OPPORTUNITIES PORTFOLIO AND THE CITIGROUP EMI U.S.
               FROM INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


           INSTITUTIONAL      SERVICE         INVESTOR A       INVESTOR B       INVESTOR C        CITIGROUP           WILSHIRE MICRO
              CLASS             CLASS          CLASS             CLASS            CLASS            EMI U.S.            CAP INDEX
5/1/98        $10,000         $10,000           $9,497          $10,000          $10,000           $10,000             $10,000
6/30/98       $10,950         $10,950          $10,399          $10,950          $10,950            $9,519              $9,464
9/30/98        $9,390          $9,390           $8,908           $9,370           $9,370            $7,732              $7,253
12/31/98      $13,030         $13,010          $12,346          $12,960          $12,960            $9,126              $8,202
3/31/99       $15,880         $15,850          $15,033          $15,740          $15,740            $8,645              $7,757
6/30/99       $20,950         $20,890          $19,810          $20,710          $20,710            $9,897              $9,379
9/30/99       $24,730         $24,640          $23,362          $24,380          $24,380            $9,234              $9,066
12/31/99      $41,897         $41,715          $39,519          $41,180          $41,169           $11,107             $11,551
3/31/00       $55,260         $54,984          $52,070          $54,144          $54,133           $12,415             $13,945
6/30/00       $53,197         $52,876          $50,079          $51,978          $51,956           $11,970             $12,603
9/30/00       $50,359         $50,014          $47,349          $49,045          $49,034           $12,452             $12,609
12/31/00      $38,649         $38,351          $36,289          $37,521          $37,510           $11,544             $10,622
3/31/01       $30,128         $29,878          $28,258          $29,151          $29,154           $10,447             $11,059
6/30/01       $36,305         $35,969          $34,009          $35,039          $35,028           $11,892             $13,192
9/30/01       $27,054         $26,763          $25,311          $26,037          $26,009            $9,716             $10,697
12/31/01      $33,256         $32,888          $31,085          $31,899          $31,887           $11,524             $13,179
3/31/02       $30,464         $30,096          $28,435          $29,138          $29,125           $12,034             $13,864
6/30/02       $25,578         $25,240          $23,840          $24,374          $24,362           $11,072             $13,563
9/30/02       $20,257         $19,981          $18,863          $19,254          $19,241            $9,084             $10,818
12/31/02      $20,381         $20,090          $18,951          $19,301          $19,288            $7,898             $12,060
3/31/03       $19,854         $19,562          $18,451          $18,558          $18,744            $7,594             $12,181


                        FOR PERIOD ENDING MARCH 31, 2003


------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                              1 Year       3 Year     From Inception
                                             --------     --------    --------------
  Institutional Class                        (34.83)%     (28.91)%       14.97%
  Service Class                              (35.00)%     (29.14)%       14.63%
  Investor A Class (Load Adjusted)           (38.37)%     (30.44)%       13.27%
  Investor A Class (NAV)                     (35.11)%     (29.24)%       14.47%
  Investor B Class (Load Adjusted)           (38.52)%     (30.36)%       13.41%
  Investor B Class (NAV)                     (35.62)%     (29.77)%       13.65%
  Investor C Class (Load Adjusted)           (36.29)%     (29.78)%       13.64%
  Investor C Class (NAV)                     (35.64)%     (29.78)%       13.64%
------------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/1/98. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED. ON DECEMBER 2, 2002, THE COMPARATIVE INDEX CHANGED FROM THE WILSHIRE MICRO CAP INDEX TO THE CITIGROUP EXTENDED MARKET INDEX U.S. BECAUSE THE NEW INDEX MORE ACCURATELY REFLECTS THE UNIVERSE OF SECURITIES IN WHICH THE PORTFOLIO WILL INVEST.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.



                                                                             ---

               GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO


TOTAL NET ASSETS (3/31/03): $23.9 MILLION

PERFORMANCE BENCHMARK

     S&P 500(R) INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES OF U.S. AND NON-U.S. COMPANIES IN ALL CAPITALIZATION RANGES SELECTED FOR THEIR RAPID AND SUSTAINABLE GROWTH POTENTIAL FROM THE DEVELOPMENT, ADVANCEMENT AND USE OF SCIENCE AND/OR TECHNOLOGY. THE PORTFOLIO NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES ISSUED BY THESE COMPANIES IN ALL MARKET CAPITALIZATION RANGES. THE PORTFOLIO MAY INVEST UP TO 25% OF ITS NET ASSETS IN STOCKS OF ISSUERS IN EMERGING MARKET COUNTRIES. THE PORTFOLIO MANAGEMENT TEAM USES A MULTI-FACTOR SCREEN TO IDENTIFY STOCKS THAT HAVE ABOVE AVERAGE RETURN POTENTIAL. THE FACTORS AND THE WEIGHT ASSIGNED TO A FACTOR WILL CHANGE DEPENDING ON MARKET CONDITIONS. THE MOST INFLUENTIAL FACTORS OVER TIME HAVE INCLUDED EARNINGS GROWTH AND RELATIVE VALUE. GLOBAL SECTOR SPECIALISTS SUBSTANTIATE THE POTENTIAL OF COMPANIES THAT COMPARE FAVORABLY ON SCREENING CRITERIA USING TRADITIONAL FUNDAMENTAL RESEARCH PROTOCOL.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o THROUGHOUT THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, THE INFORMATION TECHNOLOGY SECTOR RALLIED SIGNIFICANTLY FROM OVERSOLD LEVELS. INVESTORS APPEARED TO RENEW ENTHUSIASM IN REGARDS TO THE CORPORATE PROFIT OUTLOOK AS MANAGEMENT GUIDANCE BEGAN TO FALL IN LINE WITH CONSENSUS ESTIMATES. DESPITE MIXED ECONOMIC DATA AND INCREASING GEOPOLITICAL RISKS, COMPELLING VALUATIONS SEEMED TO ATTRACT INVESTORS TO THE HIGHER BETA SEGMENTS OF THE MARKET. IN FACT, THE TECHNOLOGY SECTOR SIGNIFICANTLY OUTPERFORMED THE BROADER MARKET WITH THE MERRILL LYNCH 100 TECHNOLOGY INDEX ("MLO") RETURNING 26.7%, VERSUS 6.9% FOR THE CITIGROUP BMI WORLD INDEX. THIS IS IN SHARP CONTRAST TO THE THIRD QUARTER OF 2002, WHEN THE MLO DECLINED 31.4%.

     o IN THE FIRST HALF OF THE PERIOD, THE PORTFOLIO MANAGEMENT TEAM REMAINED COMMITTED TO INCREASING THE PORTFOLIO'S HEALTHCARE WEIGHTING TO APPROXIMATELY 30%. THIS DECISION WAS BASED ON A DETAILED, COMPARATIVE ANALYSIS OF FUNDAMENTAL TRENDS WITHIN THE LIFE SCIENCE AND INFORMATION TECHNOLOGY SECTORS. NEVERTHELESS, A RAPID SHIFT IN INVESTOR SENTIMENT CAUSED A REALLOCATION OF ASSETS INTO MORE CYCLICALLY-ORIENTED INDUSTRIES, ESPECIALLY IN OCTOBER AND NOVEMBER. THIS RESULTED IN THE RELATIVE UNDERPERFORMANCE OF THE HEALTHCARE SECTOR, AS INVESTORS SOLD THEIR POSITIONS AND LOCKED IN THIRD QUARTER PROFITS. GIVEN THAT THE PORTFOLIO BEGAN THE FOURTH QUARTER OF 2002 WITH TWICE THE BENCHMARK EXPOSURE TO HEALTHCARE, THE ALLOCATION CLEARLY CONSTRAINED ABSOLUTE PERFORMANCE. IN ADDITION, RETURNS WERE IMPACTED BY SUB-OPTIMAL STOCK SELECTION IN THE APPLICATION SOFTWARE AND COMPUTER HARDWARE SUB-SECTORS.

     o IN THE FIRST QUARTER OF 2003, THE INFORMATION TECHNOLOGY SECTOR CONSOLIDATED MUCH OF THE FOURTH QUARTER RALLY AND REMAINED FLAT OVERALL. MIXED ECONOMIC DATA AND INCREASING GEOPOLITICAL RISKS LED INVESTORS TO LOCK IN PROFITS AND REALLOCATE CAPITAL WITHIN THE SECTOR. IN ADDITION, UNEASINESS AMONG MARKET PARTICIPANTS RESULTED IN A DRAMATIC SHIFT TO HIGHER QUALITY, LIQUID, LARGE CAP SECURITIES. THIS DYNAMIC WAS REFLECTED BY THE PERFORMANCE OF THE INFORMATION TECHNOLOGY SECTOR OF THE RUSSELL 1000 AND RUSSELL 2000, WHICH RETURNED -1.0% AND -4.8%, RESPECTIVELY.

     o THE PORTFOLIO'S SUBSTANTIAL OVERWEIGHT IN INFORMATION TECHNOLOGY AND ITS MIXED STOCK SELECTION WERE THE PRIMARY DETRACTORS FROM PERFORMANCE DURING THE SECOND HALF OF THE SEMI-ANNUAL PERIOD. FURTHERMORE, THE PORTFOLIO'S SMALL TO MID-CAP BIAS NEGATIVELY IMPACTED RETURNS AS THE MARKET CLEARLY FAVORED LARGER, BLUE CHIP TECHNOLOGY COMPANIES. IN THE HEALTHCARE SECTOR, THE PORTFOLIO'S MEANINGFUL OVERWEIGHT POSITION RELATIVE TO THE S&P 500(R) CONTRIBUTED POSITIVELY TO PERFORMANCE. SOLID STOCK SELECTION WITHIN THE PHARMACEUTICAL AND MEDICAL TECHNOLOGY SUB-SECTORS WAS THE KEY RETURN DRIVER AS COMPANIES SUCH AS INSPIRE PHARMACEUTICALS AND PHARMACEUTICAL RESOURCES EXPERIENCED DRAMATIC PRICE APPRECIATION. IN CONTRAST, THE PORTFOLIO'S LARGE EXPOSURE TO BIOTECHNOLOGY COMPANIES CONSTRAINED PERFORMANCE DESPITE REASONABLE STOCK SELECTION.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE
       & TECHNOLOGY OPPORTUNITIES PORTFOLIO AND THE S&P 500(R) INDEX FROM
                       INCEPTION AND AT EACH QUARTER END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS   S&P 500(R) INDEX
5/15/00       $10,000          $10,000            $9,497           $10,000           $10,000           $10,000
6/30/00       $11,400          $11,400           $10,826           $11,390           $11,390           $10,023
9/30/00       $12,490          $12,480           $11,842           $12,440           $12,440            $9,925
12/31/00       $9,490           $9,490            $8,993            $9,430            $9,430            $9,149
3/31/01        $6,190           $6,180            $5,859            $6,130            $6,130            $8,064
6/30/01        $6,830           $6,810            $6,448            $6,730            $6,740            $8,536
9/30/01        $4,410           $4,400            $4,160            $4,340            $4,340            $7,283
12/31/01       $5,850           $5,830            $5,518            $5,740            $5,740            $8,062
3/31/02        $5,680           $5,650            $5,347            $5,550            $5,550            $8,084
6/30/02        $4,520           $4,500            $4,245            $4,410            $4,410            $7,001
9/30/02        $3,600           $3,570            $3,381            $3,490            $3,490            $5,791
12/31/02       $3,820           $3,790            $3,580            $3,700            $3,700            $6,280
3/31/03        $3,660           $3,630            $3,428            $3,406            $3,530            $6,082


                        FOR PERIOD ENDING MARCH 31, 2003

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                   1 Year         From Inception
                                                  --------        --------------
  Institutional Class                             (35.56)%           (29.49)%
  Service Class                                   (35.75)%           (29.69)%
  Investor A Class (Load Adjusted)                (39.12)%           (31.07)%
  Investor A Class (NAV)                          (35.88)%           (29.83)%
  Investor B Class (Load Adjusted)                (39.26)%           (31.23)%
  Investor B Class (NAV)                          (36.40)%           (30.37)%
  Investor C Class (Load Adjusted)                (37.03)%           (30.37)%
  Investor C Class (NAV)                          (36.40)%           (30.37)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 5/15/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


----
 10

                            EUROPEAN EQUITY PORTFOLIO

TOTAL NET ASSETS (3/31/03): $5.2 MILLION

PERFORMANCE BENCHMARK

     MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EUROPE INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES ISSUED BY EUROPEAN COMPANIES AND GENERALLY INVESTS IN STOCKS OF EUROPEAN COMPANIES WITH MARKET CAPITALIZATIONS OF AT LEAST $1 BILLION. THE PORTFOLIO MANAGEMENT TEAM SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE THROUGH VARIOUS MARKET CYCLES BY EMPHASIZING STOCK SELECTION.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o THE FIRST THREE MONTHS OF THE PERIOD PROVIDED SOME REPRIEVE FOR GLOBAL INVESTORS AS EQUITY MARKETS SHARPLY REVERSED THEIR TRENDS THROUGH MUCH OF OCTOBER AND NOVEMBER. STILL, 2002 WAS ANOTHER TOUGH YEAR FOR INVESTORS IN EUROPEAN EQUITIES, WITH A NEAR 20% DECLINE IN THE MSCI EUROPE INDEX. DESPITE GENERATIONAL LOWS IN INTEREST RATES AND AN UNPRECEDENTED LEVEL OF CREDIT CREATION, THE GLOBAL ECONOMY PROVED VERY RESISTANT TO THE DEGREE OF STIMULUS PROVIDED, WITH BUSINESS CAPITAL EXPENDITURE WELL BELOW RECENT NORMS.

     o PERFORMANCE SUFFERED DURING THE FIRST HALF OF THE PERIOD PRIMARILY AS A RESULT OF POOR STOCK SELECTION. IN THE BROADEST TERMS, THE PORTFOLIO LACKED SUFFICIENT BETA DURING THE MARKET RALLY IN OCTOBER AND NOVEMBER. SOME OF THE DEFENSIVE STOCKS DID NOT PERFORM AS EXPECTED DURING DECEMBER WHEN THE RALLY REVERSED, PARTICULARLY WHEN THE DOLLAR WAS FALLING MOST DRAMATICALLY. RELATIVE TO THE BENCHMARK, STOCKS THAT CONTRIBUTED POSITIVELY TO PERFORMANCE WERE VODAFONE GROUP PLC AND KONINKLIJKE KPN N.V., BOTH IN THE COMMUNICATIONS INDUSTRY, AS WELL AS BRITISH SKY BROADCASTING GROUP PLC. OFFSETTING THIS PERFORMANCE, HOWEVER, WERE HOLDINGS IN SCOTTISH AND NEWCASTLE PLC AND SIEMENS AG AS WELL AS AN UNDERWEIGHT IN NOKIA OYJ. AN OVERWEIGHT IN TELECOMMUNICATIONS AND AN UNDERWEIGHT IN CONSUMER STAPLES BENEFITED THE PORTFOLIO RELATIVE TO THE BENCHMARK. DETRACTING THE MOST FROM PERFORMANCE WERE STOCK SELECTION WITHIN THE INDUSTRIAL AND FINANCIAL SECTORS AND AN UNDERWEIGHT IN INFORMATION TECHNOLOGY, WHICH RALLIED OVER 23% FOR THE PERIOD.

     o THE FIRST THREE MONTHS OF 2003 SAW EUROPEAN EQUITY MARKETS RESUME THE DOWNWARD TRAJECTORY THAT THE PREVIOUS QUARTER HAD EVIDENTLY ONLY TEMPORARILY INTERRUPTED. ALL LEADING INDICES FELL, AND SOME, INCLUDING THE AEX IN THE NETHERLANDS, THE GERMAN DAX, AND SWITZERLAND'S SMI REACHED LOWS THEY HAD NOT SEEN SINCE EARLY 1997. EUROPEAN ECONOMIES REMAINED STAGNANT, WITH MODEST SIGNS OF FURTHER DETERIORATION EVIDENT IN MORE RECENT DATA. EURO-ZONE CONSUMER CONFIDENCE FELL TO A NINE-YEAR LOW AS THE UNEMPLOYMENT RATE ROSE TO 8.6%.

     o DURING THE SECOND HALF OF THE SEMI-ANNUAL PERIOD, THE PORTFOLIO EXPERIENCED MEANINGFUL POSITIVE CONTRIBUTION FROM OVERALL ASSET ALLOCATION, BUT SUFFERED FROM POOR INDIVIDUAL STOCK SELECTION. THE MATERIALS SECTOR FARED THE WORST DURING THE QUARTER, WHILE THE PORTFOLIO'S RELATIVE UNDERWEIGHT ADDED VALUE. HOWEVER, THE PORTFOLIO'S SECURITY SELECTION EFFORTS CULMINATED IN OVERALL UNDERPERFORMANCE IN THIS SECTOR. ON THE POSITIVE SIDE, BOTH THE UTILITIES AND THE TELECOMMUNICATIONS SERVICES AREAS MADE POSITIVE CONTRIBUTIONS. WITH RESPECT TO COUNTRY ALLOCATION, OVERWEIGHTS IN SPAIN AND BELGIUM WERE THE MOST SIGNIFICANT SOURCES OF CONTRIBUTION, WHILE STOCK SELECTION IN ITALY WAS ALSO STRONG. THESE POSITIVES WERE MORE THAN OFFSET BY AN UNDERWEIGHT IN ITALY AND POOR STOCK SELECTION IN FRANCE, SWITZERLAND, AND SWEDEN.



      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EUROPEAN EQUITY PORTFOLIO AND THE MSCI EUROPE INDEX FROM INCEPTION AND AT EACH
                                  QUARTER-END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS   MSCI EUROPE INDEX
6/23/00       $10,000          $10,000            $9,497           $10,000           $10,000            $10,000
6/30/00       $10,340          $10,340            $9,820           $10,340           $10,340            $10,060
9/30/00        $9,510           $9,490            $9,022            $9,480            $9,480             $9,325
12/31/00       $9,716           $9,680            $9,212            $9,660            $9,660             $9,509
3/31/01        $8,383           $8,350            $7,939            $8,310            $8,310             $8,031
6/30/01        $8,242           $8,190            $7,797            $8,140            $8,150             $7,873
9/30/01        $7,230           $7,220            $6,838            $7,120            $7,130             $6,920
12/31/01       $7,715           $7,674            $7,282            $7,579            $7,579             $7,617
3/31/02        $7,623           $7,572            $7,185            $7,458            $7,468             $7,609
6/30/02        $7,510           $7,449            $7,069            $7,327            $7,337             $7,266
9/30/02        $5,643           $5,612            $5,312            $5,490            $5,500             $5,607
12/31/02       $6,034           $5,970            $5,669            $5,853            $5,853             $6,217
3/31/03        $5,364           $5,306            $5,022            $4,998            $5,167             $5,644


                        FOR PERIOD ENDING MARCH 31, 2003

-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                   1 Year        From Inception
                                                  --------       --------------
  Institutional Class                             (29.63)%          (20.14)%
  Service Class                                   (29.92)%          (20.45)%
  Investor A Class (Load Adjusted)                (33.59)%          (22.02)%
  Investor A Class (NAV)                          (30.11)%          (20.55)%
  Investor B Class (Load Adjusted)                (33.71)%          (22.15)%
  Investor B Class (NAV)                          (30.58)%          (21.15)%
  Investor C Class (Load Adjusted)                (31.50)%          (21.21)%
  Investor C Class (NAV)                          (30.81)%          (21.21)%
-------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 6/23/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


                                                                            ----

                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $126.3 MILLION

PERFORMANCE BENCHMARK

     MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX ("MSCI EAFE")


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES OF ISSUERS LOCATED IN COUNTRIES INCLUDED IN THE MSCI EAFE. THE PORTFOLIO MANAGEMENT TEAM SEEKS TO ACHIEVE CONSISTENT AND SUSTAINABLE PERFORMANCE THROUGH VARIOUS MARKET CYCLES BY EMPHASIZING STOCK SELECTION. STOCK SELECTION IS DETERMINED BY LOOKING AT COMPANIES USING A RANGE OF VALUATION CRITERIA, INCLUDING THE STRENGTH OF THEIR MANAGEMENT AND BUSINESS FRANCHISE.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o INTERNATIONAL EQUITIES BEGAN TO RALLY STRONGLY IN EARLY OCTOBER, PRODUCING GAINS OF 15% IN THE EAFE INDEX BY EARLY DECEMBER. HOWEVER, DEPRESSED SENTIMENT AND FALTERING CONFIDENCE WEIGHED ON MARKETS OVER THE FINAL MONTH OF 2002 AS THE BENCHMARK LOST 3.4% IN DECEMBER. THE MSCI EAFE INDEX ROSE BY 6.2% ON BALANCE DURING THE FOURTH QUARTER OF 2002. EUROPE LED THE ADVANCE, RISING BY APPROXIMATELY 10%. STILL, CONCERNS REMAINED OVER EUROPEAN AUTHORITIES' ABILITY TO PROPERLY CO-ORDINATE MONETARY AND FISCAL POLICY. THE GERMAN ECONOMY WAS STAGNANT AS UNEMPLOYMENT REACHED A RECORD POST-WAR HIGH. MEANWHILE, THE EUROPEAN CENTRAL BANK ("ECB") DEFERRED A REDUCTION IN INTEREST RATES UNTIL ITS FINAL MEETING OF 2002 IN DECEMBER. AT THAT MEETING, IT SHARPLY REVISED ITS GROWTH ESTIMATE FOR 2003 DOWNWARD AND WARNED OF A "PERSISTENTLY HIGH DEGREE OF UNCERTAINTY." MEANWHILE, THE BANK OF JAPAN MAINTAINED ITS EASY MONETARY STANCE. WITH VERY LOW INTEREST RATES, DEFLATION AND A LACK OF NOMINAL GROWTH, JAPAN FOUND ITSELF IN A "LIQUIDITY TRAP," AS A RISE IN LIQUIDITY HAD NO SIGNIFICANT IMPACT ON CREDIT GROWTH.

     o MUCH OF THE PORTFOLIO'S UNDERPERFORMANCE DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD WAS ATTRIBUTABLE TO STOCK SELECTION IN THE CONSUMER DISCRETIONARY, INDUSTRIAL, FINANCIAL, AND TELECOM SECTORS. ALSO WEIGHING ON PERFORMANCE WERE AN UNDERWEIGHT IN INFORMATION TECHNOLOGY AND AN OVERWEIGHT IN THE INDUSTRIAL SECTOR. THE PORTFOLIO BENEFITED FROM POSITIVE STOCK SELECTION WITHIN CONSUMER STAPLES AND AN OVERWEIGHT IN TELECOM SERVICES, WHICH WAS THE STRONGEST PERFORMING SECTOR FOR THE PERIOD.

     o MOST OF THE MAJOR INTERNATIONAL MARKETS FELL DURING THE SECOND HALF OF THE SEMI-ANNUAL PERIOD, WITH EUROPE DOWN -9.9%, THE UNITED KINGDOM DOWN -9.9%, AND JAPAN DOWN -8.3%. EUROPEAN MARKETS DECLINED BY -11% IN LOCAL CURRENCY TERMS, BUT BENEFITED FROM THE STRENGTH OF THE EURO VERSUS ALL OTHER CURRENCIES. AUSTRALIA ALSO BENEFITED SIGNIFICANTLY FROM CURRENCY GAINS, AS A 7% GAIN IN THE AUSTRALIAN DOLLAR RESULTED IN THAT MARKET RISING BY 3% IN U.S. DOLLAR TERMS.

     o EARLY IN THE FIRST QUARTER OF 2003, MARGINALLY POSITIVE SECTOR ALLOCATION WAS OUTWEIGHED BY POOR INDIVIDUAL STOCK SELECTION. THE PORTFOLIO'S OVERWEIGHT POSITION IN TELECOMMUNICATION SERVICES AND ITS UNDERWEIGHT POSITION IN MATERIALS BENEFITED PERFORMANCE. MEANWHILE, THE PORTFOLIO'S OVERWEIGHT POSITIONS IN THE NETHERLANDS, SPAIN, AND THAILAND, AND UNDERWEIGHTS IN THE UK AND JAPAN POSITIVELY CONTRIBUTED TO PERFORMANCE. LATER IN THE QUARTER, STOCK SELECTION FACTORS WERE A POSITIVE FEATURE, BUT WERE OVERWHELMED BY POOR COUNTRY ALLOCATIONS. THE PORTFOLIO'S EXPOSURE TO NON-INDEX CONSTITUENTS SUCH AS SOUTH KOREA AND SOUTH AFRICA HURT PERFORMANCE. ALSO DETRACTING FROM PERFORMANCE WAS THE PORTFOLIO'S LACK OF EXPOSURE TO AUSTRALIA, WHICH CONTINUES TO RIDE OUT THIS PERIOD OF FINANCIAL TURMOIL WITH REMARKABLE POISE. ON THE POSITIVE FRONT, THE PORTFOLIO'S RECENTLY ESTABLISHED POSITION IN BRAZIL BEGAN TO IMMEDIATELY BENEFIT THE PORTFOLIO.



   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
            EQUITY PORTFOLIO AND THE MSCI EAFE FROM INCEPTION AND AT
                          EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS    MSCI EAFE
4/27/92       $10,000          $10,000            $9,497           $10,000           $10,000         $10,000
6/30/92       $10,430          $10,430            $9,905           $10,430           $10,430         $10,214
9/30/92        $9,939           $9,939            $9,439            $9,939            $9,939         $10,368
12/31/92       $9,818           $9,818            $9,324            $9,818            $9,818          $9,968
3/31/93       $10,963          $10,963           $10,412           $10,963           $10,963         $11,163
6/30/93       $11,604          $11,604           $11,020           $11,604           $11,604         $12,286
9/30/93       $12,693          $12,693           $12,055           $12,693           $12,693         $13,101
12/31/93      $13,436          $13,424           $12,743           $13,418           $13,418         $13,214
3/31/94       $13,593          $13,570           $12,882           $13,565           $13,565         $13,676
6/30/94       $13,645          $13,623           $12,912           $13,596           $13,596         $14,375
9/30/94       $14,053          $14,009           $13,289           $13,993           $13,993         $14,388
12/31/94      $13,472          $13,428           $12,727           $13,392           $13,392         $14,242
3/31/95       $13,375          $13,332           $12,625           $13,263           $13,263         $14,507
6/30/95       $13,859          $13,794           $13,064           $13,693           $13,693         $14,612
9/30/95       $14,399          $14,316           $13,555           $14,187           $14,187         $15,221
12/31/95      $14,812          $14,728           $13,949           $14,581           $14,581         $15,838
3/31/96       $15,171          $15,074           $14,266           $14,879           $14,879         $16,295
6/30/96       $15,854          $15,732           $14,888           $15,497           $15,497         $16,553
9/30/96       $15,553          $15,420           $14,582           $15,154           $15,154         $16,532
12/31/96      $16,075          $15,927           $15,062           $15,627           $15,627         $16,796
3/31/97       $15,965          $15,794           $14,936           $15,471           $15,471         $16,533
6/30/97       $17,697          $17,502           $16,527           $17,100           $17,100         $18,678
9/30/97       $17,868          $17,659           $16,676           $17,219           $17,219         $18,547
12/31/97      $16,913          $16,699           $15,756           $16,250           $16,250         $17,094
3/31/98       $19,349          $19,086           $18,007           $18,535           $18,535         $19,609
6/30/98       $19,487          $19,198           $18,089           $18,596           $18,596         $19,817
9/30/98       $16,612          $16,363           $15,416           $15,810           $15,810         $17,000
12/31/98      $19,525          $19,220           $18,120           $18,526           $18,526         $20,513
3/31/99       $19,820          $19,498           $18,357           $18,745           $18,745         $20,798
6/30/99       $20,691          $20,332           $19,106           $19,507           $19,507         $21,327
9/30/99       $21,361          $20,967           $19,705           $20,075           $20,075         $22,263
12/31/99      $25,598          $25,101           $23,580           $23,987           $23,987         $26,044
3/31/00       $24,507          $24,010           $22,553           $22,894           $22,880         $26,017
6/30/00       $23,462          $22,980           $21,569           $21,846           $21,846         $24,986
9/30/00       $21,388          $20,935           $19,643           $19,868           $19,868         $22,971
12/31/00      $20,627          $20,167           $18,905           $19,103           $19,103         $22,354
3/31/01       $18,065          $17,655           $16,538           $16,677           $16,660         $19,290
6/30/01       $17,589          $17,167           $16,044           $16,182           $16,182         $19,088
9/30/01       $15,026          $14,674           $13,694           $13,792           $13,809         $16,416
12/31/01      $15,971          $15,571           $14,539           $14,617           $14,653         $17,561
3/31/02       $16,082          $15,661           $14,625           $14,671           $14,724         $17,650
6/30/02       $16,026          $15,607           $14,556           $14,564           $14,635         $17,276
9/30/02       $12,898          $12,536           $11,679           $11,679           $11,751         $13,867
12/31/02      $13,138          $12,773           $11,902           $11,875           $12,018         $14,762
3/31/03       $11,739          $11,410           $10,617           $10,576           $10,682         $13,549


                        FOR PERIOD ENDING MARCH 31, 2003


----------------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year       5 Year      10 Year     From Inception
                                               --------     --------     --------     -------     --------------
  Institutional Class                          (27.00)%     (21.76)%      (9.51)%      0.69%           1.48%
  Service Class                                (27.15)%     (21.96)%      (9.78)%      0.40%           1.21%
  Investor A Class (Load Adjusted)             (31.03)%     (23.52)%     (10.95)%     (0.32)%          0.55%
  Investor A Class (NAV)                       (27.40)%     (22.21)%     (10.03)%      0.20%           1.03%
  Investor B Class (Load Adjusted)             (31.16)%     (23.45)%     (10.86)%     (0.36)%          0.51%
  Investor B Class (NAV)                       (27.91)%     (22.70)%     (10.61)%     (0.36)%          0.51%
  Investor C Class (Load Adjusted)             (28.17)%     (22.42)%     (10.44)%     (0.26)%          0.61%
  Investor C Class (NAV)                       (27.45)%     (22.42)%     (10.44)%     (0.26)%          0.61%
----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/27/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 12/5/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


----
 12

                      INTERNATIONAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $111.8 MILLION

PERFORMANCE BENCHMARK

     CITIGROUP EXTENDED MARKET INDEX GLOBAL EX-U.S. ("CITIGROUP EMI GLOBAL EX-U.S.")


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN STOCKS OF INTERNATIONAL EMERGING CAPITALIZATION COMPANIES (DEFINED AS THOSE WITH MARKET CAPITALIZATION EQUAL TO THOSE WITHIN THE UNIVERSE OF CITIGROUP EMI GLOBAL EX-U.S. STOCKS). THE PORTFOLIO MAY INVEST UP TO 25% OF ITS NET ASSETS IN STOCKS OF ISSUERS IN EMERGING MARKET COUNTRIES. THE PORTFOLIO MANAGEMENT TEAM USES A MULTI-FACTOR SCREEN TO IDENTIFY STOCKS THAT HAVE ABOVE AVERAGE RETURN POTENTIAL. THE FACTORS AND THE WEIGHT ASSIGNED TO A FACTOR WILL CHANGE DEPENDING ON MARKET CONDITIONS. THE MOST INFLUENTIAL FACTORS OVER TIME HAVE INCLUDED EARNINGS GROWTH AND RELATIVE VALUE. GLOBAL SECTOR SPECIALISTS SUBSTANTIATE THE POTENTIAL OF COMPANIES THAT COMPARE FAVORABLY ON SCREENING CRITERIA USING TRADITIONAL FUNDAMENTAL RESEARCH PROTOCOL.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, INTERNATIONAL EQUITY MARKETS REBOUNDED SHARPLY FROM DEPRESSED LEVELS. AFTER A TOUGH THIRD QUARTER OF 2002, A WIDE RANGE OF COMPANIES IN THE U.S. AND ABROAD REPORTED REASONABLY STRONG QUARTERLY RESULTS, REKINDLING ENTHUSIASM FOR EQUITY INVESTMENT. INTERNATIONAL ECONOMIC DATA, HOWEVER, REMAINED UNINSPIRING AND GEOPOLITICAL TENSIONS REMAINED HIGH, PROMPTING FURTHER MONETARY EASING FROM THE FEDERAL OPEN MARKET COMMITTEE, THE EUROPEAN CENTRAL BANK, AND SELECT CENTRAL BANKS ACROSS ASIA.

     o IN THE FOURTH QUARTER OF 2002, THE PORTFOLIO MANAGEMENT TEAM CONTINUED ITS STRATEGY OF PRESERVING A CYCLICAL TILT AND TO OVERWEIGHTING HOLDINGS IN NON-JAPAN ASIA. AS A RESULT, THE PORTFOLIO WAS WELL POSITIONED FOR THE GLOBAL STOCK MARKET RALLY. INDUSTRY POSITIONING, WHICH INCLUDED OVERWEIGHTS IN ELECTRONIC TECHNOLOGY COMPANIES, INDUSTRIAL COMPANIES, AND MATERIALS BUSINESSES, WAS LARGELY UNCHANGED FROM PREVIOUS QUARTERS AND CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE. DURING THE PERIOD, THE PORTFOLIO CONTINUED TO BUILD POSITIONS IN ASIAN PETROCHEMICALS COMPANIES AND IN GLOBAL MATERIALS BUSINESSES. WITHIN THESE SECTORS, THE PORTFOLIO MANAGEMENT TEAM FOCUSED ON COMPANIES IT BELIEVED WOULD BENEFIT FROM GOOD INDUSTRY DISCIPLINE, INCREASING PRODUCTION COST CURVES, AND INCREASED EXPORTS TO CHINA. AT YEAR-END 2002, CONSUMER STAPLES AND FINANCIALS WERE THE BIGGEST UNDERWEIGHTS IN THE PORTFOLIO.

     o GLOBAL MARKETS STRUGGLED IN THE FIRST QUARTER OF 2003 AS INVESTORS GRAPPLED WITH THE WAR IN IRAQ AND A SLUGGISH ECONOMIC RECOVERY. RISKS OF A SECOND DIP INTO GLOBAL RECESSION IN THREE YEARS ROSE DURING THE QUARTER. IN RESPONSE, THE INVESTMENT TEAM REDUCED THE PORTFOLIO BIAS TOWARDS AN ECONOMIC RECOVERY LATER IN THE PERIOD BY ADJUSTING THE BALANCE BETWEEN ECONOMICALLY SENSITIVE ISSUES AND NON-CYCLICAL DEFENSIVE ISSUES. IN ADDITION, THE TEAM REDUCED THE PORTFOLIO'S EXPOSURE TO TECHNOLOGY. IT INCREASED EXPOSURE TO THE FINANCIAL AND CONSUMER STAPLES SECTORS, BUT THE PORTFOLIO REMAINS UNDERWEIGHT BOTH. THE TEAM ALSO INCREASED THE OVERWEIGHT IN HEALTHCARE.

     o IN THE FINANCIAL SECTOR, THE TEAM ADDED TO THAI AND INDIAN BANKS. IN CONSUMER STAPLES, IT ADDED TO SELECT COMPANIES IN NON-JAPAN ASIA THAT HAVE HIGH DIVIDEND YIELDS AND ARE BENEFITING FROM THE REGION'S ECONOMIC GROWTH. THE INCREASE IN HEALTHCARE WAS DRIVEN BY STOCK-SPECIFIC OPPORTUNITIES.

     o OUTPERFORMANCE DURING THE SECOND HALF OF THE PERIOD WAS THE RESULT OF STRONG STOCK SELECTION IN THE CONSUMER AND INDUSTRIAL SECTORS.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
        OPPORTUNITIES PORTFOLIO AND THE CITIGROUP EMI GLOBAL EX-U.S. FROM
                 INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                                                               CITIGROUP EMI      CITIGROUP EMI
            INSTITUTIONAL     SERVICE         INVESTOR A       INVESTOR B       INVESTOR C         GLOBAL            WORLD
                CLASS          CLASS            CLASS            CLASS            CLASS            EX-US            EX-U.S.
9/26/97       $10,000         $10,000           $9,497          $10,000          $10,000          $10,000            $10,000
9/30/97        $9,970          $9,970           $9,468           $9,970           $9,970          $10,029            $10,024
12/31/97       $9,483          $9,469           $8,996           $9,449           $9,449           $8,904             $8,995
3/31/98       $11,384         $11,369          $10,788          $11,312          $11,312          $10,356            $10,543
6/30/98       $11,997         $11,982          $11,350          $11,883          $11,883          $10,158            $10,504
9/30/98        $9,614          $9,610           $9,092           $9,499           $9,499           $8,574             $8,915
12/31/98      $10,538         $10,531           $9,935          $10,357          $10,357           $9,681            $10,088
3/31/99       $10,764         $10,734          $10,127          $10,557          $10,557           $9,846            $10,232
6/30/99       $12,722         $12,680          $11,963          $12,439          $12,439          $10,587            $10,861
9/30/99       $14,601         $14,523          $13,702          $14,232          $14,232          $11,070            $11,413
12/31/99      $26,522         $26,380          $24,889          $25,803          $25,803          $12,137            $12,457
3/31/00       $33,056         $32,826          $30,958          $32,055          $32,055          $12,420            $12,710
6/30/00       $28,509         $28,305          $26,693          $27,577          $27,577          $12,053            $12,488
9/30/00       $28,037         $27,820          $26,213          $27,039          $27,039          $11,372            $11,831
12/31/00      $24,365         $24,136          $22,749          $23,422          $23,410          $10,613            $11,173
3/31/01       $21,041         $20,825          $19,625          $20,160          $20,160           $9,586             $9,981
6/30/01       $21,601         $21,298          $20,118          $20,638          $20,626           $9,847            $10,285
9/30/01       $18,501         $18,249          $17,205          $17,622          $17,622           $8,290             $8,701
12/31/01      $20,182         $19,904          $18,744          $19,167          $19,167           $9,056             $9,420
3/31/02       $22,684         $22,356          $21,046          $21,472          $21,472           $9,630             $9,986
6/30/02       $22,821         $22,468          $21,140          $21,534          $21,534           $9,742            $10,186
9/30/02       $18,961         $18,659          $17,546          $17,842          $17,842           $8,045             $8,391
12/31/02      $19,572         $19,244          $18,098          $18,357          $18,357           $8,433             $8,733
3/31/03       $18,812         $18,485          $17,370          $17,485          $17,585           $8,064             $8,331


                        FOR PERIOD ENDING MARCH 31, 2003


------------------------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN

                                              1 Year        3 Year        5 Year       From Inception
                                             --------      --------       ------       --------------
  Institutional Class                        (17.07)%      (17.13)%       10.57%          12.15%
  Service Class                              (17.32)%      (17.42)%       10.21%          11.80%
  Investor A Class (Load Adjusted)           (21.58)%      (18.92)%        8.86%          10.54%
  Investor A Class (NAV)                     (17.47)%      (17.52)%        9.99%          11.58%
  Investor B Class (Load Adjusted)           (21.79)%      (19.10)%        8.94%          10.67%
  Investor B Class (NAV)                     (18.10)%      (18.14)%        9.22%          10.79%
  Investor C Class (Load Adjusted)           (18.92)%      (18.14)%        9.22%          10.79%
  Investor C Class (NAV)                     (18.10)%      (18.14)%        9.22%          10.79%
------------------------------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 9/26/97. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED. ON DECEMBER 2, 2002, THE COMPARATIVE INDEX CHANGED FROM THE CITIGROUP EXTENDED MARKET INDEX WORLD EX-U.S. TO THE CITIGROUP EXTENDED MARKET INDEX GLOBAL EX-U.S. BECAUSE THE NEW INDEX MORE ACCURATELY REFLECTS THE UNIVERSE OF SECURITIES IN WHICH THE PORTFOLIO WILL INVEST.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


                                                                            ----

                          ASIA PACIFIC EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $1.6 MILLION

PERFORMANCE BENCHMARK

     MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") ALL COUNTRY ASIA PACIFIC
INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES ISSUED BY ASIA PACIFIC REGION COMPANIES WITH MARKET CAPITALIZATIONS GENERALLY OVER $500 MILLION WHOSE EARNINGS, THE PORTFOLIO MANAGEMENT TEAM BELIEVES, ARE IN A STRONG GROWTH TREND OR WHOSE STOCK, THE MANAGEMENT TEAM BELIEVES, IS UNDERVALUED.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, JAPAN DID NOT PARTICIPATE IN THE GLOBAL RALLY IN EQUITY MARKETS. JAPAN FELL ROUGHLY -5.7% DURING THE FIRST THREE MONTHS OF THE PERIOD AS MEASURED BY THE MSCI JAPAN INDEX. CONVERSELY, OTHER PACIFIC REGIONS MANAGED TO PARTICIPATE IN THE GLOBAL RALLY. AUSTRALIA RETURNED 5.5%, WHILE KOREA POSTED POSITIVE GAINS OF 3.6%, TAIWAN ROSE 6.5%, AND THAILAND RETURNED 12.0%.

     o THE PORTFOLIO'S UNDERWEIGHT IN AUSTRALIA DETRACTED FROM PERFORMANCE, AS AUSTRALIA WAS THE BEST PERFORMING LARGE MARKET DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD. EARLY IN THE PERIOD, OVERWEIGHTS IN KOREA AND THAILAND CONTRIBUTED POSITIVELY, WHILE AN UNDERWEIGHT IN TAIWAN SOMEWHAT MITIGATED THIS PERFORMANCE. THE PORTFOLIO BENEFITED THE MOST FROM ITS STRONG STOCK SELECTION AND ITS OVERWEIGHT IN THE NON-CYCLICAL CONSUMER GOODS SECTOR. ALSO, AN UNDERWEIGHT IN RESOURCES AND INFORMATION TECHNOLOGY CONTRIBUTED POSITIVELY TO PERFORMANCE RELATIVE TO THE BENCHMARK. A LARGE DETRACTOR FROM PERFORMANCE WAS POOR STOCK SELECTION WITHIN THE GENERAL INDUSTRIES AND CYCLICAL SERVICES SECTORS. EXPOSURE TO YAMANOUCHI PHARMACEUTICAL CO. LTD. AND CHUGAI PHARMACEUTICAL CO. LTD., AS WELL AS AN UNDERWEIGHT IN SUMITOMO MITSUI BENEFITED RELATIVE PERFORMANCE OVER THE QUARTER. HOWEVER, HOLDINGS IN ITO YOKADO CO. LTD., KYOCERA CORP. AND AMADA CO LTD. DETRACTED FROM OVERALL PERFORMANCE.

     o DURING THE SECOND HALF OF THE SEMI-ANNUAL PERIOD, THE MSCI JAPAN INDEX DECLINED BY -8.3% IN U.S. DOLLAR TERMS. AGAIN, AUSTRALIA WAS THE BEST PERFORMING MARKET, POSTING A GAIN OF 3.1% IN U.S. DOLLARS. THE WORST PERFORMING MARKET IN THE REGION WAS SOUTH KOREA, WHICH FELL -19% OVER THE QUARTER. MEANWHILE, THAILAND ROSE BY 6.6% AS HONG KONG AND SINGAPORE DECLINED BY -6.4% AND -6.8%, RESPECTIVELY.

     o ASSET ALLOCATION BY COUNTRY HAD A NEGATIVE IMPACT ON THE PORTFOLIO, WITH OUR OVER INDEX POSITION IN SOUTH KOREA AND UNDER-EXPOSURE TO THE DEFENSIVE AUSTRALIAN MARKET. THIS WAS ONLY MARGINALLY OFFSET BY OUR EXPOSURE TO THAILAND, WHICH OUTPERFORMED THE REGION DURING THE SECOND HALF OF THE PERIOD. WHILE ASSET ALLOCATION ACCOUNTED FOR THE MAJORITY OF THE PORTFOLIO'S UNDERPERFORMANCE DURING THE SECOND HALF OF THE PERIOD, STOCK SELECTION WAS ALSO A NEGATIVE FEATURE. EXPOSURE TO SOME OF THE HIGHER BETA NAMES, PARTICULARLY WITHIN JAPANESE FINANCIALS, HURT THE PORTFOLIO. SUMITOMO MITSUI FINANCIAL GROUP WAS THE BIGGEST NEGATIVE CONTRIBUTOR TO PERFORMANCE AFTER ANNOUNCING A SECOND ROUND CAPITAL RAISING WITHIN ONE MONTH'S TIME.



          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
    ASIA PACIFIC EQUITY PORTFOLIO AND THE MSCI ALL COUNTRY ASIA PACIFIC INDEX
                     FROM INCEPTION AND AT EACH QUARTER-END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


           INSTITUTIONAL      SERVICE         INVESTOR A       INVESTOR B       INVESTOR C         MSCI ALL COUNTRY
               CLASS           CLASS             CLASS           CLASS            CLASS           ASIA PACIFIC INDEX
6/23/00       $10,000         $10,000           $9,497          $10,000          $10,000              $10,000
6/30/00       $10,190         $10,190           $9,687          $10,190          $10,190              $10,111
9/30/00        $9,250          $9,210           $8,746           $9,220           $9,230               $8,931
12/31/00       $8,239          $8,199           $7,776           $8,188           $8,198               $7,748
3/31/01        $7,532          $7,533           $7,105           $7,471           $7,481               $7,151
6/30/01        $7,593          $7,594           $7,105           $7,502           $7,512               $7,204
9/30/01        $6,312          $6,313           $5,898           $6,200           $6,200               $5,869
12/31/01       $6,456          $6,446           $5,995           $6,385           $6,385               $6,126
3/31/02        $6,746          $6,703           $6,258           $6,651           $6,651               $6,405
6/30/02        $6,891          $6,826           $6,385           $6,774           $6,774               $6,545
9/30/02        $6,063          $6,006           $5,596           $5,913           $5,913               $5,712
12/31/02       $5,904          $5,850           $5,450           $5,749           $5,749               $5,598
3/31/03        $5,417          $5,367           $4,993           $5,068           $5,247               $5,252


                        FOR PERIOD ENDING MARCH 31, 2003

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN

                                                   1 Year         From Inception
                                                  --------        --------------
  Institutional Class                             (19.71)%           (19.86)%
  Service Class                                   (19.92)%           (20.12)%
  Investor A Class (Load Adjusted)                (24.23)%           (22.18)%
  Investor A Class (NAV)                          (20.22)%           (20.72)%
  Investor B Class (Load Adjusted)                (24.66)%           (21.76)%
  Investor B Class (NAV)                          (21.11)%           (20.77)%
  Investor C Class (Load Adjusted)                (21.90)%           (20.77)%
  Investor C Class (NAV)                          (21.11)%           (20.77)%
--------------------------------------------------------------------------------

THE INCEPTION DATE OF THE PORTFOLIO'S INSTITUTIONAL, SERVICE, INVESTOR A, INVESTOR B, AND INVESTOR C SHARES WAS 6/23/00. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


----
 14

                             SELECT EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $124.0 MILLION

PERFORMANCE BENCHMARK

     S&P 500(R) INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. THE PORTFOLIO MANAGEMENT TEAM USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 800 COMPANIES, INCLUDING THOSE IN THE S&P 500(R) INDEX AND ABOUT 300 OTHER LARGE AND MEDIUM CAPITALIZATION COMPANIES. USING A MULTI-FACTOR MODEL, THE MANAGEMENT TEAM IDENTIFIES STOCKS WITH RISING EARNINGS EXPECTATIONS THAT SELL AT LOW RELATIVE VALUATIONS WHEN COMPARED WITH THEIR SECTOR PEERS. BASED ON THIS INFORMATION, AND USING SOPHISTICATED RISK MEASUREMENT TOOLS, THE MANAGEMENT TEAM SELECTS STOCKS, TOGETHER WITH THEIR APPROPRIATE WEIGHTINGS, THAT IT BELIEVES WILL MAXIMIZE THE PORTFOLIO'S RETURN PER UNIT OF RISK. THE PORTFOLIO SEEKS TO MAINTAIN MARKET CAPITALIZATION, SECTOR ALLOCATIONS AND STYLE CHARACTERISTICS SIMILAR TO THE S&P 500(R) INDEX.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o SPECIAL NOTE: AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM FOR THE SELECT EQUITY PORTFOLIO. THIS TEAM, LED BY FRED HERRMANN AND DAVID BYRKET, ASSUMED RESPONSIBILITY FOR THE SELECT EQUITY PORTFOLIO ON MARCH 3RD. WITH A FOCUS ON QUANTITATIVE TECHNIQUES, THE NEW TEAM USES STOCK SELECTION TO DRIVE ACTIVE RETURN WHILE MINIMIZING MARKET TIMING AND SECTOR, CAPITALIZATION, AND STYLE BIASES. USING A MULTI-FACTOR MODEL DESIGNED FOR THE LARGE CAP STOCK UNIVERSE, THE TEAM IDENTIFIES STOCKS WITH IMPROVING EARNINGS EXPECTATIONS THAT SELL AT ATTRACTIVE RELATIVE VALUATIONS WHEN COMPARED TO THEIR SECTOR PEERS. BY COMBINING THIS INFORMATION WITH SOPHISTICATED RISK MEASUREMENT TOOLS AND A MANUAL OPTIMIZATION PROCESS, THE MANAGEMENT TEAM SELECTS STOCKS AND PORTFOLIO WEIGHTINGS TO MAXIMIZE EXPECTED PORTFOLIO RETURN PER UNIT OF RISK. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH WITH NO NEGATIVE TAX IMPLICATIONS.

     o DURING THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, UNDERPERFORMANCE VERSUS THE BENCHMARK WAS MOSTLY ATTRIBUTABLE TO THE PORTFOLIO'S STOCK SELECTION. WHILE THERE WERE NO SUBSTANTIAL STOCK DISAPPOINTMENTS DURING THE QUARTER, THERE WERE SEVERAL SMALLER ISSUES THAT NEGATIVELY IMPACTED PERFORMANCE. WITHIN THE BROAD MARKET, STOCKS POSSESSING POOR FUNDAMENTAL PROSPECTS EXPERIENCED A LARGE REBOUND DURING THE QUARTER. DUE TO THEIR UNCERTAIN FUTURES, THE PORTFOLIO AVOIDED THESE ISSUES. STOCKS CONTRIBUTING POSITIVELY TO PERFORMANCE INCLUDED BELLSOUTH AND VERIZON COMMUNICATIONS IN THE TELECOM SECTOR, IBM AND ORACLE IN SOFTWARE, AND LINEAR TECHNOLOGY IN SEMICONDUCTORS. THE PORTFOLIO MANAGEMENT TEAM'S DECISION TO OVERWEIGHT THE SEMICONDUCTOR AND ENVIRONMENTAL SERVICES INDUSTRIES AT THE BEGINNING OF THE QUARTER ALSO ADDED TO PERFORMANCE. THROUGHOUT THE QUARTER, THE PORTFOLIO INCREASED ITS POSITIONS IN THE CONSUMER SERVICES, FINANCE, AND TRANSPORTATION SECTORS, AND REDUCED CONSUMER NON-CYCLICALS, HEALTHCARE SERVICES, AND REAL ESTATE INVESTMENT TRUSTS. WITHIN HEALTHCARE, THE PORTFOLIO CONTINUED TO TRIM HMOS AND HOSPITALS. THE LARGEST OVERWEIGHT IN THE PORTFOLIO AT CALENDAR YEAR-END WAS IN CONSUMER SERVICES, WHERE THE PORTFOLIO MAINTAINED POSITIONS IN YUM BRANDS (OWNERS AND OPERATORS OF KFC, PIZZA HUT AND TACO BELL RESTAURANTS), MARRIOTT INTERNATIONAL, AND COMCAST, AS WELL AS SEVERAL OTHER MEDIA COMPANIES THAT THE PORTFOLIO MANAGEMENT TEAM BELIEVED OFFERED EXCELLENT APPRECIATION POTENTIAL.

     o THE QUANTITATIVE MODEL WAS MODESTLY PREDICTIVE THROUGHOUT MARCH, DRIVEN PARTICULARLY BY EARNINGS EXPECTATION FACTORS LIKE ESTIMATE MOMENTUM AND EARNINGS REVISIONS. AFTER A SERIES OF VERY STRONG MONTHS, VALUATION FACTORS WERE LESS PREDICTIVE IN MARCH. ON A RELATIVE BASIS, THE PORTFOLIO WITNESSED STRONG PERFORMANCE IN THE TECHNOLOGY, FINANCE, AND BASIC MATERIALS SECTORS. THESE SECTORS BARELY OUTPACED THE MODESTLY UNDERPERFORMING CONSUMER CYCLICALS AND CONSUMER SERVICES SECTORS.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY
          PORTFOLIO AND THE S&P 500(R) INDEX FROM INCEPTION AND AT EACH
                            SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS    S&P 500(R) INDEX
9/15/93       $10,000          $10,000            $9,551           $10,000           $10,000            $10,000
9/30/93        $9,970           $9,970            $9,522            $9,970            $9,970             $9,932
12/31/93      $10,115          $10,109            $9,654           $10,108           $10,108            $10,163
3/31/94        $9,730           $9,718            $9,278            $9,714            $9,714             $9,777
6/30/94        $9,784           $9,766            $9,331            $9,769            $9,769             $9,818
9/30/94       $10,149          $10,124            $9,660           $10,114           $10,114            $10,299
12/31/94       $9,988           $9,958            $9,499            $9,945            $9,945            $10,297
3/31/95       $10,912          $10,872           $10,367           $10,854           $10,854            $11,300
6/30/95       $11,704          $11,643           $11,099           $11,621           $11,621            $12,378
9/30/95       $12,560          $12,497           $11,909           $12,469           $12,469            $13,362
12/31/95      $13,310          $13,223           $12,597           $13,189           $13,189            $14,166
3/31/96       $13,987          $13,897           $13,223           $13,855           $13,855            $14,927
6/30/96       $14,628          $14,513           $13,814           $14,447           $14,447            $15,597
9/30/96       $15,052          $14,924           $14,199           $14,825           $14,825            $16,079
12/31/96      $16,467          $16,316           $15,531           $16,164           $16,164            $17,419
3/31/97       $16,902          $16,735           $15,924           $16,544           $16,544            $17,886
6/30/97       $19,856          $19,649           $18,678           $19,371           $19,371            $21,009
9/30/97       $21,449          $21,210           $20,155           $20,858           $20,858            $22,582
12/31/97      $21,648          $21,393           $20,320           $20,991           $20,991            $23,231
3/31/98       $24,634          $24,329           $23,102           $23,819           $23,819            $26,471
6/30/98       $25,177          $24,847           $23,586           $24,277           $24,277            $27,345
9/30/98       $22,322          $22,010           $20,885           $21,462           $21,462            $24,625
12/31/98      $26,976          $26,585           $25,206           $25,856           $25,856            $29,869
3/31/99       $28,178          $27,750           $26,319           $26,922           $26,922            $31,358
6/30/99       $30,343          $29,861           $28,303           $28,910           $28,910            $33,568
9/30/99       $28,340          $27,867           $26,407           $26,909           $26,909            $31,472
12/31/99      $32,580          $32,001           $30,320           $30,834           $30,821            $36,155
3/31/00       $33,110          $32,508           $30,801           $31,247           $31,234            $36,984
6/30/00       $31,695          $31,088           $29,441           $29,825           $29,811            $36,002
9/30/00       $30,648          $30,044           $28,424           $28,744           $28,730            $35,653
12/31/00      $27,748          $27,178           $25,691           $25,922           $25,926            $32,863
3/31/01       $23,253          $22,753           $21,502           $21,667           $21,670            $28,967
6/30/01       $24,222          $23,687           $22,370           $22,501           $22,504            $30,663
9/30/01       $19,833          $19,382           $18,308           $18,365           $18,368            $26,162
12/31/01      $21,825          $21,318           $20,110           $20,152           $20,155            $28,958
3/31/02       $20,979          $20,471           $19,324           $19,318           $19,321            $29,038
6/30/02       $17,823          $17,376           $16,392           $16,357           $16,359            $25,147
9/30/02       $14,985          $14,592           $13,772           $13,719           $13,720            $20,803
12/31/02      $16,137          $15,699           $14,800           $14,723           $14,725            $22,558
3/31/03       $15,637          $15,198           $14,337           $14,229           $14,231            $21,848


                        FOR PERIOD ENDING MARCH 31, 2003


-----------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN

                                             1 Year        3 Year        5 Year       From Inception
                                            --------       --------      --------     --------------
  Institutional Class                       (25.46)%       (22.12)%       (8.69)%          4.80%
  Service Class                             (25.76)%       (22.39)%       (8.98)%          4.49%
  Investor A Class (Load Adjusted)          (29.17)%       (23.68)%       (9.94)%          3.85%
  Investor A Class (NAV)                    (25.80)%       (22.50)%       (9.10)%          4.35%
  Investor B Class (Load Adjusted)          (29.66)%       (23.82)%      (10.06)%          3.77%
  Investor B Class (NAV)                    (26.34)%       (23.06)%       (9.79)%          3.77%
  Investor C Class (Load Adjusted)          (27.08)%       (23.05)%       (9.79)%          3.77%
  Investor C Class (NAV)                    (26.34)%       (23.05)%       (9.79)%          3.77%
-----------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 9/13/93; SERVICE SHARES, 9/15/93; INVESTOR A SHARES, 10/13/93; INVESTOR B SHARES, 3/27/96; AND INVESTOR C SHARES, 9/27/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


                                                                            ----

                             INDEX EQUITY PORTFOLIO
--------------------------------------------------------------------------------

ADVISOR TO THE INDEX MASTER PORTFOLIO

     DIMENSIONAL FUND ADVISORS INC.


TOTAL NET ASSETS (3/31/03): $1.4 BILLION

PERFORMANCE BENCHMARK

     S&P 500(R) INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING ALL OF ITS ASSETS INDIRECTLY, THROUGH THE U.S. LARGE COMPANY SERIES (THE INDEX MASTER PORTFOLIO) OF THE DFA INVESTMENT TRUST COMPANY, IN THE STOCKS OF THE S&P 500(R) INDEX USING A PASSIVE INVESTMENT STYLE THAT SEEKS TO APPROXIMATE THE RETURNS OF THE S&P 500(R) INDEX. THE INDEX MASTER PORTFOLIO NORMALLY INVESTS AT LEAST 95% OF ITS TOTAL ASSETS IN SUBSTANTIALLY ALL THE STOCKS OF THE S&P 500(R) INDEX IN APPROXIMATELY THE SAME PROPORTION AS THEY ARE REPRESENTED IN THE INDEX.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     o THE PORTFOLIO HOLDS ESSENTIALLY ALL OF THE STOCKS CONTAINED IN THE S&P 500(R) INDEX IN APPROXIMATELY THE SAME PROPORTION AS THE INDEX BY INVESTING ALL OF ITS ASSETS IN THE U.S. LARGE COMPANY SERIES OF THE DFA INVESTMENT TRUST COMPANY. ACCORDINGLY, THE PORTFOLIO POSTED A TOTAL RETURN SIMILAR TO THAT OF THE S&P 500(R) INDEX FOR THE SEMI-ANNUAL PERIOD.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
          IN THE INDEX EQUITY PORTFOLIO AND THE S&P 500(R) INDEX FROM
                 INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS   S&P 500(R) INDEX
4/20/92       $10,000          $10,000            $9,699           $10,000           $10,000           $10,000
6/30/92        $9,871           $9,871            $9,574            $9,871            $9,871           $10,015
9/30/92       $10,162          $10,162            $9,857           $10,162           $10,162           $10,330
12/31/92      $10,659          $10,659           $10,338           $10,659           $10,659           $10,850
3/31/93       $11,118          $11,118           $10,783           $11,118           $11,118           $11,324
6/30/93       $11,139          $11,139           $10,804           $11,139           $11,139           $11,379
9/30/93       $11,422          $11,417           $11,071           $11,415           $11,415           $11,673
12/31/93      $11,676          $11,663           $11,306           $11,657           $11,657           $11,944
3/31/94       $11,197          $11,179           $10,823           $11,159           $11,159           $11,491
6/30/94       $11,254          $11,229           $10,878           $11,215           $11,215           $11,540
9/30/94       $11,773          $11,739           $11,366           $11,719           $11,719           $12,104
12/31/94      $11,772          $11,731           $11,357           $11,709           $11,709           $12,102
3/31/95       $12,901          $12,849           $12,415           $12,800           $12,800           $13,280
6/30/95       $14,135          $14,069           $13,613           $14,035           $14,035           $14,548
9/30/95       $15,222          $15,141           $14,637           $15,090           $15,090           $15,704
12/31/95      $16,130          $16,034           $15,505           $15,986           $15,986           $16,650
3/31/96       $16,960          $16,835           $16,276           $16,764           $16,764           $17,543
6/30/96       $17,704          $17,560           $16,974           $17,468           $17,468           $18,331
9/30/96       $18,239          $18,087           $17,463           $17,949           $17,949           $18,897
12/31/96      $19,739          $19,560           $18,892           $19,374           $19,400           $20,473
3/31/97       $20,252          $20,053           $19,360           $19,824           $19,823           $21,022
6/30/97       $23,759          $23,510           $22,690           $23,191           $23,190           $24,692
9/30/97       $25,532          $25,246           $24,359           $24,826           $24,825           $26,541
12/31/97      $26,236          $25,923           $24,988           $25,441           $25,440           $27,303
3/31/98       $29,883          $29,495           $28,422           $28,888           $28,887           $31,112
6/30/98       $30,851          $30,428           $29,338           $29,736           $29,735           $32,139
9/30/98       $27,807          $27,403           $26,399           $26,720           $26,719           $28,942
12/31/98      $33,728          $33,219           $31,990           $32,308           $32,307           $35,105
3/31/99       $35,348          $34,791           $33,492           $33,758           $33,757           $36,855
6/30/99       $37,774          $37,152           $35,737           $35,972           $35,971           $39,452
9/30/99       $35,416          $34,790           $33,457           $33,607           $33,606           $36,989
12/31/99      $40,682          $39,925           $38,388           $38,478           $38,476           $42,493
3/31/00       $41,605          $40,790           $39,194           $39,224           $39,222           $43,468
6/30/00       $40,399          $39,562           $37,997           $37,966           $37,951           $42,313
9/30/00       $40,055          $39,194           $37,615           $37,511           $37,509           $41,903
12/31/00      $36,922          $36,093           $34,632           $34,471           $34,456           $38,624
3/31/01       $32,537          $31,757           $30,454           $30,257           $30,256           $34,045
6/30/01       $34,405          $33,545           $32,158           $31,887           $31,886           $36,038
9/30/01       $29,331          $28,572           $27,387           $27,107           $27,092           $30,748
12/31/01      $32,445          $31,574           $30,240           $29,870           $29,869           $34,034
3/31/02       $32,511          $31,602           $30,254           $29,843           $29,841           $34,128
6/30/02       $28,149          $27,324           $26,154           $25,739           $25,738           $29,555
9/30/02       $23,273          $22,567           $21,602           $21,208           $21,207           $24,449
12/31/02      $25,234          $24,445           $23,377           $22,923           $22,908           $26,512
3/31/03       $24,427          $23,629           $22,599           $22,106           $22,105           $25,678


                        FOR PERIOD ENDING MARCH 31, 2003


----------------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year       5 Year      10 Year     From Inception
                                               --------     --------      -------     -------     --------------
  Institutional Class                          (24.87)%     (16.26)%      (3.95)%      8.19%           8.50%
  Service Class                                (25.23)%     (16.64)%      (4.34)%      7.83%           8.17%
  Investor A Class (Load Adjusted)             (27.54)%     (17.61)%      (5.07)%      7.35%           7.73%
  Investor A Class (NAV)                       (25.30)%     (16.77)%      (4.48)%      7.68%           8.03%
  Investor B Class (Load Adjusted)             (29.25)%     (18.37)%      (5.59)%      7.11%           7.52%
  Investor B Class (NAV)                       (25.93)%     (17.40)%      (5.21)%      7.11%           7.52%
  Investor C Class (Load Adjusted)             (26.67)%     (17.40)%      (5.21)%      7.11%           7.52%
  Investor C Class (NAV)                       (25.93)%     (17.40)%      (5.21)%      7.11%           7.52%
----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INSTITUTIONAL SHARES, 4/20/92; INVESTOR A SHARES, 6/2/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 2/7/96; AND INVESTOR C SHARES, 8/14/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.


----
 16

                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

TOTAL NET ASSETS (3/31/03): $143.5 MILLION

PERFORMANCE BENCHMARK

     Equity Portion: S&P 500(R) INDEX

     Fixed Income Portion: LEHMAN BROTHERS U.S. AGGREGATE INDEX


INVESTMENT APPROACH

     SEEKS LONG-TERM CAPITAL APPRECIATION WITH A SECONDARY OBJECTIVE OF CURRENT INCOME BY INVESTING IN A BLEND OF EQUITY AND FIXED INCOME SECURITIES. THE PORTFOLIO MANAGEMENT TEAM FOR THE EQUITY PORTION USES QUANTITATIVE TECHNIQUES TO ANALYZE A UNIVERSE OF APPROXIMATELY 800 COMPANIES, INCLUDING THOSE IN THE S&P 500(R) INDEX AND ABOUT 300 OTHER LARGE AND MEDIUM CAPITALIZATION COMPANIES. THE PORTFOLIO NORMALLY WILL MAINTAIN AT MINIMUM A 25% ALLOCATION TO FIXED INCOME SECURITIES.


RECENT PORTFOLIO MANAGEMENT ACTIVITY

     Equity

     o SPECIAL NOTE: AT THE END OF FEBRUARY, BLACKROCK ANNOUNCED THE ADDITION OF A QUANTITATIVE EQUITY PORTFOLIO MANAGEMENT TEAM FOR THE EQUITY PORTION OF THE BALANCED PORTFOLIO. THIS TEAM, LED BY FRED HERRMANN AND DAVID BYRKET, ASSUMED RESPONSIBILITY FOR THE EQUITY PORTION OF THE BALANCED PORTFOLIO ON MARCH 3RD. WITH A FOCUS ON QUANTITATIVE TECHNIQUES, THE NEW TEAM USES STOCK SELECTION TO DRIVE ACTIVE RETURN WHILE MINIMIZING MARKET TIMING AND SECTOR, CAPITALIZATION, AND STYLE BIASES. USING A MULTI-FACTOR MODEL DESIGNED FOR THE LARGE CAP STOCK UNIVERSE, THE TEAM IDENTIFIES STOCKS WITH IMPROVING EARNINGS EXPECTATIONS THAT SELL AT ATTRACTIVE RELATIVE VALUATIONS WHEN COMPARED TO THEIR SECTOR PEERS. BY COMBINING THIS INFORMATION WITH SOPHISTICATED RISK MEASUREMENT TOOLS AND A MANUAL OPTIMIZATION PROCESS, THE MANAGEMENT TEAM SELECTS STOCKS AND PORTFOLIO WEIGHTINGS TO MAXIMIZE EXPECTED PORTFOLIO RETURN PER UNIT OF RISK. TO FULLY REFLECT THIS NEW STRATEGY, THE PORTFOLIO WAS REPOSITIONED IN EARLY MARCH WITH NO NEGATIVE TAX IMPLICATIONS.

     o UNDERPERFORMANCE VERSUS THE BENCHMARK DURING THE FIRST HALF OF THE PERIOD WAS MOSTLY ATTRIBUTABLE TO THE PORTFOLIO'S STOCK SELECTION. WHILE THERE WERE NO SUBSTANTIAL STOCK DISAPPOINTMENTS, THERE WERE SEVERAL SMALLER ISSUES THAT NEGATIVELY IMPACTED PERFORMANCE. WITHIN THE BROAD MARKET, STOCKS POSSESSING POOR FUNDAMENTAL PROSPECTS EXPERIENCED A LARGE REBOUND DURING THE FOURTH QUARTER OF 2002. DUE TO THEIR UNCERTAIN FUTURES, THE PORTFOLIO AVOIDED THESE ISSUES.

     o THE QUANTITATIVE MODEL WAS MODESTLY PREDICTIVE THROUGHOUT MARCH, DRIVEN PARTICULARLY BY EARNINGS EXPECTATION FACTORS LIKE ESTIMATE MOMENTUM AND EARNINGS REVISIONS. AFTER A SERIES OF VERY STRONG MONTHS, VALUATION FACTORS WERE LESS PREDICTIVE IN MARCH. ON A RELATIVE BASIS, THE PORTFOLIO WITNESSED STRONG PERFORMANCE IN THE TECHNOLOGY, FINANCE, AND BASIC MATERIALS SECTORS. THESE SECTORS BARELY OUTPACED THE MODESTLY UNDERPERFORMING CONSUMER CYCLICALS AND CONSUMER SERVICES SECTORS.

     Fixed Income

     o IN THE FIRST HALF OF THE SEMI-ANNUAL PERIOD, SECURITY SELECTION WITHIN MORTGAGE-BACKED SECURITIES ("MBS") CONTRIBUTED POSITIVELY TO PERFORMANCE. IN OCTOBER, LOWER COUPON BONDS OUTPERFORMED HIGHER COUPON BONDS AS THE MORTGAGE BANKERS ASSOCIATION REFINANCE INDEX REACHED AN ALL-TIME HIGH. THE PORTFOLIO WAS BIASED TOWARDS LOWER COUPON ISSUES DURING THE FIRST HALF OF THE PERIOD, AS LOWER COUPON ISSUES ARE LESS SENSITIVE TO GENERAL MARKET INSTABILITY AND HIGH LEVELS OF REFINANCING. IN THE SECOND HALF OF THE SEMI-ANNUAL PERIOD, THE PORTFOLIO WAS SLIGHTLY UNDERWEIGHT THE MORTGAGE SECTOR BASED ON MARKET VALUE, THOUGH OVERWEIGHT IN TERMS OF DURATION. THIS POSITIONING AIDED PERFORMANCE AS MORTGAGES OUTPERFORMED COMPARABLE MATURITY TREASURIES FOR THE SECOND HALF OF THE SEMI-ANNUAL PERIOD. THE PORTFOLIO'S SECURITY SELECTION WITHIN THE CORPORATE SECTOR WAS A SOLID CONTRIBUTOR TO PERFORMANCE FOR THE SEMI-ANNUAL PERIOD. MAINTAINING AN ALLOCATION TO CERTAIN CORPORATIONS THAT HAVE BEEN TROUBLED OVER THE PAST SEVERAL QUARTERS WAS PARTICULARLY BENEFICIAL TO THE PORTFOLIO DURING THE FIRST HALF OF THE PERIOD AS THEIR PRICES APPRECIATED CONSIDERABLY IN THE OCTOBER/NOVEMBER EQUITY RALLY.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED PORTFOLIO AND 65% S&P 500(R) INDEX /35% LEHMAN BROTHERS U.S. AGGREGATE
            INDEX FROM INCEPTION AND AT EACH SEMI-ANNUAL PERIOD END.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                                                                   65% S&P 500(R) INDEX, 35% LEHMAN
        INSTITUTIONAL CLASS  SERVICE CLASS  INVESTOR A CLASS  INVESTOR B CLASS  INVESTOR C CLASS      BROTHERS U.S.AGGREGATE INDEX
5/14/90       $10,000          $10,000            $9,551           $10,000           $10,000                    $10,000
6/30/90       $10,240          $10,240            $9,780           $10,240           $10,240                    $10,213
9/30/90        $9,236           $9,236            $8,821            $9,236            $9,236                     $9,315
12/31/90       $9,998           $9,998            $9,549            $9,998            $9,998                    $10,024
3/31/91       $10,826          $10,826           $10,340           $10,826           $10,826                    $11,060
6/30/91       $10,795          $10,795           $10,310           $10,795           $10,795                    $11,111
9/30/91       $11,457          $11,457           $10,942           $11,457           $11,457                    $11,721
12/31/91      $12,240          $12,240           $11,690           $12,240           $12,240                    $12,578
3/31/92       $12,161          $12,161           $11,615           $12,161           $12,161                    $12,316
6/30/92       $12,468          $12,468           $11,908           $12,468           $12,468                    $12,644
9/30/92       $13,195          $13,195           $12,603           $13,195           $13,195                    $13,095
12/31/92      $13,688          $13,688           $13,074           $13,688           $13,688                    $13,534
3/31/93       $14,159          $14,159           $13,524           $14,159           $14,159                    $14,115
6/30/93       $14,480          $14,480           $13,830           $14,480           $14,480                    $14,293
9/30/93       $14,892          $14,886           $14,216           $14,884           $14,884                    $14,664
12/31/93      $15,309          $15,293           $14,600           $15,287           $15,287                    $14,888
3/31/94       $14,821          $14,796           $14,110           $14,773           $14,773                    $14,372
6/30/94       $14,649          $14,615           $13,943           $14,598           $14,598                    $14,361
9/30/94       $14,877          $14,833           $14,145           $14,809           $14,809                    $14,849
12/31/94      $14,828          $14,775           $14,084           $14,724           $14,724                    $14,870
3/31/95       $15,803          $15,740           $14,998           $15,663           $15,663                    $16,071
6/30/95       $16,989          $16,910           $16,108           $16,785           $16,785                    $17,410
9/30/95       $17,899          $17,790           $16,953           $17,635           $17,635                    $18,428
12/31/95      $18,934          $18,805           $17,916           $18,608           $18,608                    $19,425
3/31/96       $19,416          $19,285           $18,354           $19,028           $19,028                    $19,974
6/30/96       $20,000          $19,837           $18,887           $19,542           $19,542                    $20,596
9/30/96       $20,482          $20,300           $19,323           $19,952           $19,952                    $21,153
12/31/96      $21,869          $21,661           $20,612           $21,240           $21,240                    $22,523
3/31/97       $22,140          $21,913           $20,847           $21,445           $21,445                    $22,880
6/30/97       $24,999          $24,728           $23,517           $24,146           $24,146                    $25,742
9/30/97       $26,304          $26,000           $24,721           $25,329           $25,329                    $27,310
12/31/97      $27,078          $26,744           $25,422           $25,990           $25,990                    $28,115
3/31/98       $29,563          $29,165           $27,715           $28,284           $28,284                    $30,794
6/30/98       $30,589          $30,170           $28,643           $29,174           $29,174                    $31,713
9/30/98       $29,150          $28,712           $27,239           $27,709           $27,709                    $30,167
12/31/98      $33,031          $32,516           $30,858           $31,311           $31,311                    $34,290
3/31/99       $33,967          $33,414           $31,689           $32,103           $32,103                    $35,337
6/30/99       $35,011          $34,419           $32,618           $32,988           $32,988                    $36,843
9/30/99       $33,466          $32,872           $31,160           $31,440           $31,440                    $35,425
12/31/99      $36,670          $35,996           $34,117           $34,343           $34,343                    $38,784
3/31/00       $37,505          $36,788           $34,843           $35,012           $35,013                    $39,705
6/30/00       $36,635          $35,907           $33,993           $34,090           $34,091                    $39,258
9/30/00       $36,177          $35,429           $33,543           $33,571           $33,571                    $39,447
12/31/00      $34,429          $33,689           $31,863           $31,855           $31,855                    $37,999
3/31/01       $31,032          $30,336           $28,694           $28,602           $28,603                    $35,440
6/30/01       $31,949          $31,210           $29,509           $29,366           $29,367                    $36,877
9/30/01       $28,605          $27,936           $26,398           $26,227           $26,228                    $33,852
12/31/01      $30,483          $29,747           $28,098           $27,859           $27,859                    $36,200
3/31/02       $29,525          $28,770           $27,182           $26,911           $26,892                    $36,294
6/30/02       $27,318          $26,618           $25,115           $24,815           $24,815                    $33,529
9/30/02       $24,728          $24,072           $22,699           $22,380           $22,380                    $30,199
12/31/02      $26,159          $25,447           $23,985           $23,615           $23,615                    $32,071
3/31/03       $25,760          $25,040           $23,610           $23,199           $23,179                    $31,569

                        FOR PERIOD ENDING MARCH 31, 2003


----------------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN

                                                1 Year       3 Year      5 Year      10 Year     From Inception
                                               --------     --------     -------     -------     --------------
  Institutional Class                          (12.75)%     (11.77)%     (2.72)%      6.17%            7.62%
  Service Class                                (12.97)%     (12.04)%     (3.00)%      5.87%            7.39%
  Investor A Class (Load Adjusted)             (17.07)%     (13.51)%     (4.05)%      5.25%            6.90%
  Investor A Class (NAV)                       (13.14)%     (12.17)%     (3.15)%      5.73%            7.28%
  Investor B Class (Load Adjusted)             (17.60)%     (13.66)%     (4.17)%      5.06%            6.75%
  Investor B Class (NAV)                       (13.80)%     (12.82)%     (3.89)%      5.06%            6.75%
  Investor C Class (Load Adjusted)             (14.65)%     (12.85)%     (3.90)%      5.05%            6.74%
  Investor C Class (NAV)                       (13.81)%     (12.85)%     (3.90)%      5.05%            6.74%
----------------------------------------------------------------------------------------------------------------

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO EACH CLASS OF THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO, RATHER THAN THE DATE SUCH CLASS WAS INTRODUCED. THE INCEPTION DATES OF THE PORTFOLIO'S SHARE CLASSES WERE AS FOLLOWS: INVESTOR A SHARES, 5/14/90; INSTITUTIONAL SHARES, 5/1/92; SERVICE SHARES, 7/29/93; INVESTOR B SHARES, 10/3/94; AND INVESTOR C SHARES, 12/20/96. SEE "NOTE ON PERFORMANCE INFORMATION" ON PAGE 18 FOR FURTHER INFORMATION ON HOW PERFORMANCE DATA WAS CALCULATED.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the Portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2003, the Portfolio is actively managed and the composition will vary.

                                                                            ----

                                 BLACKROCK FUNDS

                         NOTE ON PERFORMANCE INFORMATION

     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows: Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios -- 4.50%; Small Cap Core Equity, U.S. Opportunities, Global Science & Technology Opportunities, European Equity, International Equity, International Opportunities and Asia Pacific Equity Portfolios -- 5.00%; Index Equity Portfolio -- 3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

     The performance information also reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers. BlackRock Advisors, Inc. and the Portfolio's Administrators are under no obligation to waive or continue waiving their fees after February 1, 2004. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


----
 18

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                        LARGE CAP VALUE EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES          VALUE
                                                     ---------       -----------

COMMON STOCKS -- 96.8%
AEROSPACE -- 2.2%
  General Dynamics Corp.                                55,146       $ 3,036,890
  Honeywell International, Inc.                        101,400         2,165,904
  United Technologies Corp.                             51,000         2,946,780
                                                                     -----------
                                                                       8,149,574
                                                                     -----------
BANKS -- 14.4%
  Bank of America Corp.                                177,900        11,890,836
  Bank One Corp.                                       125,900         4,358,658
  Charter One Financial, Inc.                           80,600         2,229,396
  First Tennessee National Corp.                        61,600         2,446,136
  Golden West Financial Corp.                           29,100         2,093,163
  J.P. Morgan Chase & Co., Inc.                        179,400         4,253,574
  Marshall & Ilsley Corp.                               66,700         1,704,852
  National City Corp.                                  160,200         4,461,570
  U.S. Bancorp                                         286,200         5,432,076
  Wachovia Corp.                                       159,500         5,434,165
  Wells Fargo & Co.                                    177,300         7,976,727
                                                                     -----------
                                                                      52,281,153
                                                                     -----------
BEVERAGES & BOTTLING -- 0.4%
  Constellation Brands, Inc. - Class A(b)               60,500         1,373,350
                                                                     -----------
BROADCASTING -- 2.8%
  Clear Channel Communications, Inc.(b)                 74,100         2,513,472
  Comcast Corp. - Class A(b)(c)                        263,400         7,530,606
                                                                     -----------
                                                                      10,044,078
                                                                     -----------
BUSINESS SERVICES -- 0.9%
  Cendant Corp.(b)(c)                                  254,400         3,230,880
                                                                     -----------
CHEMICALS -- 2.2%
  Air Products & Chemicals, Inc.                        73,100         3,028,533
  E.I. du Pont de Nemours & Co.                         56,800         2,207,248
  The Lubrizol Corp.                                    91,900         2,757,919
                                                                     -----------
                                                                       7,993,700
                                                                     -----------
COMPUTER & OFFICE EQUIPMENT -- 3.8%
  Hewlett-Packard Co.                                  276,627         4,301,550
  International Business Machines Corp.                 96,600         7,576,338
  Pitney Bowes, Inc.                                    63,490         2,026,601
                                                                     -----------
                                                                      13,904,489
                                                                     -----------
COMPUTER SOFTWARE & SERVICES -- 0.4%
  Sybase, Inc.(b)                                      103,000         1,333,850
                                                                     -----------
CONSTRUCTION -- 0.7%
  Centex Corp.                                          46,700         2,538,612
                                                                     -----------
CONTAINERS -- 0.6%
  Ball Corp.                                            40,000         2,228,000
                                                                     -----------
ELECTRONICS -- 0.7%
  Arrow Electronics, Inc.(b)(c)                         79,100         1,162,770
  Jabil Circuit, Inc.(b)(c)                             90,100         1,576,750
                                                                     -----------
                                                                       2,739,520
                                                                     -----------
ENERGY & UTILITIES -- 5.5%
  Dominion Resources, Inc.(c)                           51,200         2,834,944
  DTE Energy Co.                                        58,900         2,276,485
  Entergy Corp.                                         53,800         2,590,470
  Exelon Corp.                                          66,710         3,362,851
  PPL Corp.                                             70,900         2,524,749
  Public Service Enterprise
    Group, Inc.(c)                                      87,600         3,214,044


                                                      NUMBER
                                                     OF SHARES          VALUE
                                                     ---------       -----------

  ENERGY & UTILITIES (CONTINUED)
  Southern Co.                                         111,000       $ 3,156,840
                                                                     -----------
                                                                      19,960,383
                                                                     -----------
ENTERTAINMENT & LEISURE -- 2.8%
  AOL Time Warner, Inc.(b)                             169,200         1,837,512
  The Walt Disney Co.                                  175,200         2,981,904
  USA Interactive(b)(c)                                 78,600         2,105,694
  Viacom, Inc. - Class B(b)                             88,300         3,224,716
                                                                     -----------
                                                                      10,149,826
                                                                     -----------
FINANCE -- 9.6%
  Citigroup, Inc.                                      460,100        15,850,445
  Countrywide Financial Corp.                           40,600         2,334,500
  Freddie Mac                                           36,735         1,950,628
  Lehman Brothers Holdings, Inc.                        32,800         1,894,200
  Merrill Lynch & Co., Inc.                            131,140         4,642,356
  Morgan Stanley(c)                                     98,100         3,762,135
  Washington Mutual, Inc.                              123,900         4,369,953
                                                                     -----------
                                                                      34,804,217
                                                                     -----------
FOOD & AGRICULTURE -- 2.3%
  ConAgra Foods, Inc.(c)                               105,700         2,122,456
  Dean Foods Co.(b)(c)                                  49,700         2,132,627
  Kellogg Co.                                           70,100         2,148,565
  Sara Lee Corp.                                       100,800         1,884,960
                                                                     -----------
                                                                       8,288,608
                                                                     -----------
INSURANCE -- 7.0%
  Ace Ltd.                                             105,870         3,064,937
  AFLAC, Inc.                                           56,900         1,823,645
  American International Group, Inc.                   136,700         6,759,815
  Fidelity National Financial, Inc.(c)                  59,700         2,038,755
  John Hancock Financial Services, Inc.                 69,900         1,941,822
  Old Republic International Corp.                      73,300         1,960,775
  Protective Life Corp.                                 66,900         1,909,995
  The Allstate Corp.                                   110,400         3,661,968
  W.R. Berkley Corp.                                    52,500         2,249,625
                                                                     -----------
                                                                      25,411,337
                                                                     -----------
MACHINERY & HEAVY EQUIPMENT -- 0.6%
  AGCO Corp.(b)                                        129,600         2,086,560
                                                                     -----------
MANUFACTURING -- 4.9%
  3M Co.(c)                                             16,700         2,171,501
  Black & Decker Corp.                                  39,200         1,366,512
  Eaton Corp.                                           20,000         1,399,000
  Energizer Holdings, Inc.(b)                           86,600         2,207,434
  Ingersoll-Rand Co. - Class A                          67,900         2,620,261
  Mattel, Inc.                                          92,200         2,074,500
  Pentair, Inc.                                         55,000         1,944,250
  Textron, Inc.(c)                                      47,400         1,301,604
  The Sherwin-Williams Co.                              98,900         2,613,927
                                                                     -----------
                                                                      17,698,989
                                                                     -----------
MEDICAL & MEDICAL SERVICES -- 1.3%
  Coventry Health Care, Inc.(b)(c)                      75,200         2,474,080
  McKesson Corp.                                        90,300         2,251,179
                                                                     -----------
                                                                       4,725,259
                                                                     -----------
METALS & MINING -- 0.5%
  Alcoa, Inc.                                          102,900         1,994,202
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONTINUED)

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      ------------

COMMON STOCKS (CONTINUED)
MOTOR VEHICLES -- 1.7%
  General Motors Corp.(c)                              104,100      $  3,499,842
  PACCAR, Inc.(c)                                       56,000         2,815,120
                                                                    ------------
                                                                       6,314,962
                                                                    ------------
OIL & GAS -- 11.5%
  ChevronTexaco Corp.                                  107,400         6,943,410
  ConocoPhillips                                       112,700         6,040,720
  Exxon Mobil Corp.                                    619,400        21,648,030
  Kinder Morgan, Inc.                                   37,700         1,696,500
  Marathon Oil Corp.                                    76,700         1,838,499
  Occidental Petroleum Corp.                            68,600         2,055,256
  Tidewater, Inc.                                       55,600         1,596,832
                                                                    ------------
                                                                      41,819,247
                                                                    ------------
PAPER & FOREST PRODUCTS -- 1.1%
  Bowater, Inc.(c)                                      66,400         2,466,760
  Georgia Pacific Corp.(c)                             100,810         1,401,259
                                                                    ------------
                                                                       3,868,019
                                                                    ------------
PHARMACEUTICALS -- 2.4%
  Merck & Co., Inc.                                    113,400         6,212,052
  Watson Pharmaceuticals, Inc.(b)                       93,600         2,692,872
                                                                    ------------
                                                                       8,904,924
                                                                    ------------
PUBLISHING & PRINTING -- 0.9%
  Gannett Co., Inc.                                     49,100         3,458,113
                                                                    ------------
RAILROAD & SHIPPING -- 1.5%
  Burlington Northern Santa Fe Corp.                    94,000         2,340,600
  FedEx Corp.                                           34,600         1,905,422
  Union Pacific Corp.                                   25,200         1,386,000
                                                                    ------------
                                                                       5,632,022
                                                                    ------------
REAL ESTATE -- 2.1%
  Equity Office Properties Trust                        92,900         2,364,305
  Simon Property Group, Inc.                            80,500         2,884,315
  The Rouse Co.                                         68,000         2,349,400
                                                                    ------------
                                                                       7,598,020
                                                                    ------------
RESTAURANTS -- 0.6%
  McDonald's Corp.                                     146,600         2,119,836
                                                                    ------------
RETAIL MERCHANDISING -- 2.3%
  Barnes & Noble, Inc.(b)                              115,700         2,197,143
  Fortune Brands, Inc.                                  48,000         2,057,760
  J.C. Penney Co., Inc.(c)                             131,000         2,572,840
  Kroger Co.(b)                                        116,300         1,529,345
                                                                    ------------
                                                                       8,357,088
                                                                    ------------
SOAPS & COSMETICS -- 1.6%
  The Procter & Gamble Co.                              67,400         6,001,970
                                                                    ------------
TELECOMMUNICATIONS -- 6.8%
  AT&T Wireless Services, Inc.(b)(d)                   322,380         2,127,708
  BellSouth Corp.                                      243,900         5,285,313
  Motorola, Inc.                                       170,400         1,407,504
  SBC Communications, Inc.                             168,200         3,374,092
  Sprint Corp. - FON Group                             161,700         1,899,975
  Verizon Communications, Inc.                         298,100        10,537,835
                                                                    ------------
                                                                      24,632,427
                                                                    ------------


                                                    PAR/SHARES
                                          MATURITY     (000)          VALUE
                                          --------  ----------     ------------

TOBACCO -- 0.7%
  Altria Group, Inc.(c)                                 91,300     $  2,735,348
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $332,175,665)                                               352,378,563
                                                                   ------------
SHORT TERM INVESTMENTS -- 7.7%
  American Express Centurion
    AXP, Floating Rate Notes
    1.42%(e)                              12/12/03      $1,807        1,806,507
  Barton Capital Corp.,
    Commercial Paper
    1.26%(e)                              04/22/03         948          946,952
  Bear Stearns Co., Floating
    Rate Notes
    1.43%(e)                              01/15/04         589          588,573
    1.37%(e)                              01/16/04         470          469,629
  Concord Minutemen Capital
    Co. LLC, Commercial Paper
    1.29%(e)                              04/22/03       1,715        1,713,504
  Dresdner Bank International,
    Certificate of Deposit
    1.78%(e)                              10/06/03         710          709,902
  Falcon Asset Securitization,
    Commercial Paper
    1.22%(e)                              04/11/03       2,925        2,921,973
  Merrill Lynch, Medium Term
    Notes
    1.44%(e)                              04/28/03          65           65,198
  Morgan Stanley Dean Witter &
    Co., Floating Rate Notes
    1.92%(e)                              04/25/03       6,155        6,154,678
    1.33%(e)                              11/07/03       1,254        1,253,869
  National City Bank of Indiana,
    Floating Rate Notes
    1.59%(e)                              11/10/03         269          268,683
  Ness LLC, Commercial Paper
    1.26%(e)                              04/15/03       2,327        2,324,244
  Svenska Handelsbanken, Time
    Deposit
    1.41%(e)                              04/01/03         442          442,227
  The Goldman Sachs Group,
    Inc., Floating Rate Notes
    1.30%(e)                              03/08/04       3,275        3,274,767
  UBS Warburg, Repurchase
    Agreement
    1.30%(e)                              04/01/03         560          559,921
  Wells Fargo Bank, Time
    Deposit
    1.34%(e)                              04/01/03           4            4,413
  Institutional Money Market
    Trust(e)                                             4,380        4,379,987
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $27,885,027)                                                 27,885,027
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $360,060,692(a))                                104.5%      380,263,590

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                           (4.5%)     (16,307,516)
                                                        ------     ------------

NET ASSETS (Applicable to 22,021,310
  Institutional shares, 8,067,757
  Service shares, 7,170,623 Investor A
  shares, 1,764,656 Investor B shares and
  531,914 Investor C shares outstanding)                100.0%     $363,956,074
                                                        ======     ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 20

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2003 (UNAUDITED)                                       VALUE
                                                                   ------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($202,750,319 / 22,021,310)                                             $9.21
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($74,378,784 / 8,067,757)                                               $9.22
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($66,041,612 / 7,170,623)                                               $9.21
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($9.21 / 0.955)                                                         $9.64
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($15,967,802 / 1,764,656)                                               $9.05
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($4,817,557 / 531,914)                                                  $9.06
                                                                          =====

------------
(a) Cost for Federal income tax purposes is $367,590,903. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                $20,904,516
      Gross unrealized depreciation                                  (8,231,829)
                                                                   -----------
                                                                   $12,672,687
                                                                   ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities, or a portion thereof, pledged as collateral with a value of $1,980,000 on 57 long S&P 500 futures contracts expiring June 2003. The value of such contracts on March 31, 2003 was $12,069,750, with an unrealized loss of $9,227.
(e) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                        LARGE CAP GROWTH EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------     ------------

COMMON STOCKS -- 100.0%
AEROSPACE -- 0.8%
  United Technologies Corp.                             21,200     $  1,224,936
                                                                   ------------
BANKS -- 1.2%
  Commerce Bancorp, Inc.(c)                             17,700          703,398
  Wells Fargo & Co.                                     24,500        1,102,255
                                                                   ------------
                                                                      1,805,653
                                                                   ------------
BEVERAGES & BOTTLING -- 4.5%
  Coca-Cola Enterprises, Inc.                           50,800          949,452
  Constellation Brands, Inc. -
    Class A(b)                                          43,600          989,720
  PepsiCo, Inc.                                         84,100        3,364,000
  The Coca-Cola Co.                                     36,800        1,489,664
                                                                   ------------
                                                                      6,792,836
                                                                   ------------
BROADCASTING -- 0.7%
  Clear Channel Communications,
    Inc.(b)                                             29,800        1,010,816
                                                                   ------------
BUSINESS SERVICES -- 1.4%
  Convergys Corp.(b)                                    61,500          811,800
  Fiserv, Inc.(b)                                        8,100          254,988
  Viad Corp.                                            53,000        1,136,320
                                                                   ------------
                                                                      2,203,108
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 6.2%
  Cisco Systems, Inc.(b)                               224,200        2,892,180
  Dell Computer Corp.(b)                                96,200        2,627,222
  International Business Machines
    Corp.(c)                                            38,000        2,980,340
  Lexmark International, Inc.(b)(c)                     12,600          843,570
                                                                   ------------
                                                                      9,343,312
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 10.9%
  Adobe Systems, Inc.(c)                                21,000          647,430
  Computer Sciences Corp.(b)(c)                         36,900        1,201,095
  eBay, Inc.(b)(c)                                      13,000        1,108,770
  Electronic Arts, Inc.(b)(c)                            9,300          545,352
  First Data Corp.                                      61,000        2,257,610
  Microsoft Corp.                                      362,000        8,764,020
  Oracle Corp.(b)                                      145,500        1,578,529
  Symantec Corp.(b)                                     10,500          411,390
                                                                   ------------
                                                                     16,514,196
                                                                   ------------
CONSTRUCTION -- 0.5%
  Lennar Corp.(c)                                       13,600          728,280
                                                                   ------------
CONTAINERS -- 0.7%
  Ball Corp.                                            19,900        1,108,430
                                                                   ------------
ELECTRONICS -- 9.6%
  General Electric Co.(d)                              362,900        9,253,950
  Intel Corp.                                          216,900        3,531,132
  L-3 Communications Holdings,
    Inc.(b)(c)                                          16,200          650,754
  QLogic Corp.(b)(c)                                    28,000        1,039,920
                                                                   ------------
                                                                     14,475,756
                                                                   ------------
ENTERTAINMENT & LEISURE -- 2.4%
  AOL Time Warner, Inc.(b)                              71,200          773,232
  USA Interactive(b)(c)                                 31,700          849,243
  Viacom, Inc. - Class B(b)                             27,100          989,692
  Xilinx, Inc.(b)(c)                                    42,700          999,607
                                                                   ------------
                                                                      3,611,774
                                                                   ------------


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------     -------------
FINANCE -- 5.9%
  American Express Co.                                  27,000     $    897,210
  Capital One Financial Corp.(c)                        24,700          741,247
  Citigroup, Inc.                                       49,800        1,715,610
  Doral Financial Corp.                                 16,350          577,973
  Fannie Mae                                            37,200        2,431,020
  Freddie Mac                                           32,800        1,741,680
  Nuveen Investments - Class A                          35,600          795,660
                                                                   ------------
                                                                      8,900,400
                                                                   ------------
FOOD & AGRICULTURE -- 1.1%
  Kellogg Co.                                           29,600          907,240
  Sara Lee Corp.                                        39,300          734,910
                                                                   ------------
                                                                      1,642,150
                                                                   ------------
INSURANCE -- 2.0%
  AFLAC, Inc.                                           19,200          615,360
  American International Group, Inc.(c)                 32,400        1,602,180
  The Progressive Corp.(c)                              14,700          871,857
                                                                   ------------
                                                                      3,089,397
                                                                   ------------
MANUFACTURING -- 3.0%
  3M Co.(c)                                             12,600        1,638,378
  Mattel, Inc.                                          52,900        1,190,250
  Maytag Corp.                                          37,600          715,528
  The Clorox Co.(c)                                     21,300          983,421
                                                                   ------------
                                                                      4,527,577
                                                                   ------------
MEASURING & CONTROLLING DEVICES -- 0.4%
  Danaher Corp.(c)                                       9,800          644,448
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 6.3%
  Amgen, Inc.(b)                                        57,936        3,334,217
  Anthem, Inc.(b)                                       13,641          903,716
  Cardinal Health, Inc.(c)                              17,300          985,581
  Charles River Laboratories
    International, Inc.(b)                              29,900          763,048
  Mid Atlantic Medical Services, Inc.(b)                25,300        1,025,915
  Tenet Healthcare Corp.(b)                             17,000          283,900
  UnitedHealth Group, Inc.                              11,600        1,063,372
  WellPoint Health Networks, Inc.(b)(c)                 15,300        1,174,275
                                                                   ------------
                                                                      9,534,024
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 8.8%
  Beckman Coulter, Inc.                                 22,900          779,287
  Becton, Dickinson & Co.                               22,100          761,124
  Guidant Corp.(b)(c)                                   21,000          760,200
  Johnson & Johnson(c)                                 138,800        8,032,356
  Medtronic, Inc.(c)                                    19,900          897,888
  Stryker Corp.                                         14,000          961,100
  Zimmer Holdings, Inc.(b)                              21,900        1,064,997
                                                                   ------------
                                                                     13,256,952
                                                                   ------------
OIL & GAS -- 1.3%
  Anadarko Petroleum Corp.(c)                           21,400          973,700
  Tidewater, Inc.                                       32,700          939,144
                                                                   ------------
                                                                      1,912,844
                                                                   ------------
PHARMACEUTICALS -- 12.2%
  Abbott Laboratories                                   70,400        2,647,744
  Forest Laboratories, Inc.(b)(c)                       18,400          993,048
  Merck & Co., Inc.                                     77,400        4,239,972
  Pfizer, Inc.                                         237,700        7,406,732
  Pharmacia Corp.(c)                                    52,900        2,290,570

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 22

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                  LARGE CAP GROWTH EQUITY PORTFOLIO (CONTINUED)

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------     -------------

COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
  Watson Pharmaceuticals, Inc.(b)                       31,000     $    891,870
                                                                   ------------
                                                                     18,469,936
                                                                   ------------
PUBLISHING & PRINTING -- 0.6%
  The McGraw-Hill Cos., Inc.                            15,900          883,881
                                                                   ------------
RAILROAD & SHIPPING -- 0.3%
  United Parcel Service, Inc. -
    Class B                                              7,800          444,600
                                                                   ------------
RESTAURANTS -- 0.5%
  Yum! Brands, Inc.(b)                                  33,000          802,890
                                                                   ------------
RETAIL MERCHANDISING -- 10.4%
  AutoZone, Inc.(b)(c)                                  21,300        1,463,523
  Barnes & Noble, Inc.(b)                               53,000        1,006,470
  Bed Bath & Beyond, Inc.(b)                            13,400          462,836
  Family Dollar Stores, Inc.                            41,100        1,269,168
  Kroger Co.(b)                                         43,400          570,710
  Lowe's Cos., Inc.                                     62,800        2,563,496
  Rent-A-Center, Inc.(b)(c)                             14,900          815,179
  Safeway, Inc.(b)                                      29,700          562,221
  The Home Depot, Inc.                                  44,800        1,091,328
  Wal-Mart Stores, Inc.                                 98,700        5,135,361
  Walgreen Co.(c)                                       27,800          819,544
                                                                   ------------
                                                                     15,759,836
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 1.9%
  Altera Corp.(b)(c)                                    68,200          923,428
  Texas Instruments, Inc.                              118,600        1,941,482
                                                                   ------------
                                                                      2,864,910
                                                                   ------------
SOAPS & COSMETICS -- 2.7%
  Colgate-Palmolive Co.                                 18,700        1,018,028
  Procter & Gamble Co.                                  34,000        3,027,700
                                                                   ------------
                                                                      4,045,728
                                                                   ------------
TELECOMMUNICATIONS -- 2.2%
  Motorola, Inc.                                        89,300          737,618
  Nextel Communications, Inc. -
    Class A(b)                                          53,200          712,348
  QUALCOMM, Inc.                                        51,200        1,846,272
                                                                   ------------
                                                                      3,296,238
                                                                   ------------
TOBACCO -- 1.0%
  Altria Group, Inc.(c)                                 49,600        1,486,016
                                                                   ------------
TRANSPORTATION -- 0.5%
  Expeditors International of
    Washington, Inc.                                    21,900          787,305
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $123,008,061)                                               151,168,229
                                                                   ------------

                                                    PAR/SHARES
                                          MATURITY     (000)           VALUE
                                          --------  ----------      -----------

SHORT TERM INVESTMENTS -- 16.1%
  American Express Centurion
    AXP, Floating Rate Notes
    1.42%(e)                              12/12/03      $  518      $   518,249
    1.34%(e)                              01/27/04         625          624,687
  Barton Capital Corp.,
    Commercial Paper
    1.26%(e)                              04/22/03         232          231,331
  Bear Stearns Co., Floating
    Rate Notes
    1.43%(e)                              01/15/04         862          861,717
    1.37%(e)                              01/16/04         642          642,116
  Concord Minutemen Capital
    Co. LLC, Commercial Paper
    1.29%(e)                              04/22/03         576          575,535
  Dresdner Bank International,
    Certificate of Deposit
    1.78%(e)                              10/06/03         358          358,348
  Merrill Lynch, Medium Term
    Notes
    1.44%(e)                              04/03/03         365          364,991
    1.44%(e)                              04/28/03         391          391,234
  Ness LLC, Commercial Paper
    1.26%(e)                              04/15/03       1,226        1,224,975
  Scaldis Capital LLC,
    Commercial Paper
    1.27%(e)                              04/15/03          13           13,181
  Svenska Handelsbanken, Time
    Deposit
    1.41%(e)                              04/01/03         102          102,157
  The Goldman Sachs Group,
    Inc., Floating Rate Notes
    1.30%(e)                              03/08/04       1,083        1,083,211
  UBS Warburg, Repurchase
    Agreement
    1.30%(e)                              04/01/03         224          224,116
  Wells Fargo Bank, Time
    Deposit
    1.34%(e)                              04/01/03          41           41,394
  Institutional Money Market
    Trust(e)                                            17,110       17,110,477
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $24,367,719)                                                 24,367,719
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $147,375,780(a))                                116.1%      175,535,948

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $24,367,719 of payable upon return of
  securities loaned)                                    (16.1%)     (24,342,521)
                                                        ------     ------------
NET ASSETS (Applicable to 7,866,713
  Institutional shares, 7,435,849 Service
  shares, 4,164,119 Investor A shares,
  2,064,613 Investor B shares and 348,293
  Investor C shares outstanding)                        100.0%     $151,193,427
                                                        ======     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                  LARGE CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2003 (UNAUDITED)                                      VALUE
                                                                   ------------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($55,542,406 / 7,866,713)                                               $7.06
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($51,706,169 / 7,453,849)                                               $6.94
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($28,539,994 / 4,164,119)                                               $6.85
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($6.85 / 0.955)                                                         $7.17
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($13,184,746 / 2,064,613)                                               $6.39
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($2,220,112 / 348,293)                                                  $6.37
                                                                          =====
--------------------
(a) Cost for Federal income tax purposes is $148,617,082. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $33,890,430
      Gross unrealized depreciation                                  (6,971,564)
                                                                    -----------
                                                                    $26,918,866
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities, or a portion thereof, pledged as collateral with a value of $5,355,000 on 1 long Nasdaq 100 futures contract and 3 long S&P 500 futures contracts expiring June 2003. The value of such contracts on March 31, 2003 was $737,350, with an unrealized loss of $14,975.
(e) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 24

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                         MID-CAP VALUE EQUITY PORTFOLIO


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 98.8%
AEROSPACE -- 1.7%
  Raytheon Co.                                          29,200      $   828,404
                                                                    -----------
BANKS -- 4.6%
  Banknorth Group, Inc.                                 22,600          492,906
  Greenpoint Financial Corp.                            19,500          873,795
  Hibernia Corp. - Class A                              22,100          374,816
  Sovereign Bancorp, Inc.(c)                            37,000          512,450
                                                                    -----------
                                                                      2,253,967
                                                                    -----------
BEVERAGES & BOTTLING -- 1.0%
  Constellation Brands, Inc. - Class A(b)               21,900          497,130
                                                                    -----------
BUSINESS SERVICES -- 3.4%
  Fluor Corp.                                           23,000          774,640
  Viad Corp.                                            42,500          911,200
                                                                    -----------
                                                                      1,685,840
                                                                    -----------
COMPUTER & OFFICE EQUIPMENT -- 1.5%
  Pitney Bowes, Inc.                                    22,700          724,584
                                                                    -----------
COMPUTER SOFTWARE & SERVICES -- 0.8%
  Diebold, Inc.                                         10,900          369,946
                                                                    -----------
CONSTRUCTION -- 1.0%
  Clayton Homes, Inc.                                   44,500          491,280
                                                                    -----------
ELECTRONICS -- 1.7%
  Agilent Technologies, Inc.(b)(c)                      31,800          418,170
  Celestica, Inc.(b)                                    35,800          409,194
                                                                    -----------
                                                                        827,364
                                                                    -----------
ENERGY & UTILITIES -- 10.5%
  Cinergy Corp.(c)                                      33,400        1,123,910
  Constellation Energy Group, Inc.                      27,300          757,029
  Energy East Corp.                                     40,200          715,560
  PPL Corp.                                             21,500          765,615
  Public Service Enterprise Group, Inc.(c)              10,500          385,245
  SCANA Corp.                                           20,700          619,344
  Wisconsin Energy Corp.                                32,300          820,420
                                                                    -----------
                                                                      5,187,123
                                                                    -----------
ENTERTAINMENT & LEISURE -- 4.5%
  Blockbuster, Inc. - Class A(c)                        19,500          333,450
  Metro-Goldwyn-Mayer, Inc.(b)                         111,100        1,166,550
  Regal Entertainment Group - Class A                   39,700          712,615
                                                                    -----------
                                                                      2,212,615
                                                                    -----------
FINANCE -- 4.4%
  CIT Group, Inc.                                       43,300          730,038
  Countrywide Financial Corp.(c)                        15,600          897,000
  The Bear Stearns Cos., Inc.                            7,900          518,240
                                                                    -----------
                                                                      2,145,278
                                                                    -----------
FOOD & AGRICULTURE -- 3.9%
  Bunge Ltd.(c)                                         37,000          930,920
  Flowers Foods, Inc.                                   36,200          991,518
                                                                    -----------
                                                                      1,922,438
                                                                    -----------


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

INSURANCE -- 13.8%
  Everest RE Group Ltd.                                 12,000      $   686,520
  Jefferson-Pilot Corp.                                 27,800        1,069,744
  RenaissanceRe Holdings Ltd.(c)                        57,000        2,282,850
  SAFECO Corp.                                          22,000          769,340
  W.R. Berkley Corp.                                    45,900        1,966,815
                                                                    -----------
                                                                      6,775,269
                                                                    -----------
MANUFACTURING -- 6.1%
  American Standard Cos., Inc.(b)                       14,700        1,010,919
  Brunswick Corp.                                       22,300          423,700
  ITT Industries, Inc.                                   7,000          373,870
  Textron, Inc.                                          9,200          252,632
  The Dial Corp.                                        47,700          925,380
                                                                    -----------
                                                                      2,986,501
                                                                    -----------
MEDICAL & MEDICAL SERVICES -- 5.2%
  Henry Schein, Inc.(b)                                 16,400          739,640
  Omnicare, Inc.(c)                                     49,200        1,338,732
  Universal Health Services, Inc. -
    Class B(b)                                          12,400          505,548
                                                                    -----------
                                                                      2,583,920
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 5.0%
  Bausch & Lomb, Inc.(c)                                10,800          355,212
  DENTSPLY International, Inc.                          18,200          633,178
  Fisher Scientific International, Inc.(b)              26,300          735,348
  The Cooper Cos., Inc.                                 25,200          753,480
                                                                    -----------
                                                                      2,477,218
                                                                    -----------
METALS & MINING -- 1.1%
  Potash Corp. of Saskatchewan, Inc.                     8,900          550,020
                                                                    -----------
MOTOR VEHICLES -- 1.1%
  Lear Corp.(b)(c)                                      14,800          523,180
                                                                    -----------
OIL & GAS -- 8.8%
  Forest Oil Corp.(b)                                   35,300          787,190
  GlobalSantaFe Corp.                                   24,200          499,730
  Kerr-McGee Corp.(c)                                   12,700          515,747
  Ocean Energy, Inc.                                    40,900          818,000
  Pioneer Natural Resources Co.(b)                      29,700          745,470
  Talisman Energy, Inc. - ADR                           24,400          967,704
                                                                    -----------
                                                                      4,333,841
                                                                    -----------
PAPER & FOREST PRODUCTS -- 2.1%
  Bowater, Inc.(c)                                      12,400          460,660
  Temple-Inland, Inc.(c)                                16,000          598,400
                                                                    -----------
                                                                      1,059,060
                                                                    -----------
PHARMACEUTICALS -- 1.1%
  AmerisourceBergen Corp.(c)                            10,100          530,250
                                                                    -----------
PUBLISHING & PRINTING -- 1.1%
  Knight-Ridder, Inc.(c)                                 8,900          520,650
                                                                    -----------
RETAIL MERCHANDISING -- 10.2%
  Federated Department Stores, Inc.(b)                  14,100          395,082
  Limited Brands                                        47,600          612,612
  Linens 'n Things, Inc.(b)                             11,700          237,744
  Liz Claiborne, Inc.(c)                                35,700        1,103,844
  May Department Stores Co.(c)                          29,200          580,788
  Reebok International Ltd.(b)                          19,200          630,720
  Sears, Roebuck & Co.                                  60,900        1,470,735
                                                                    -----------
                                                                      5,031,525
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                   MID-CAP VALUE EQUITY PORTFOLIO (CONCLUDED)


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & RELATED DEVICES -- 1.7%
  Agere Systems, Inc.(b)                               352,000      $   563,200
  Teradyne, Inc.(b)(c)                                  25,200          293,328
                                                                    -----------
                                                                        856,528
                                                                    -----------
TELECOMMUNICATIONS -- 2.5%
  Harris Corp.                                          31,100          863,647
  Scientific-Atlanta, Inc.                              27,400          376,477
                                                                    -----------
                                                                      1,240,124
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $48,084,257)                                                 48,614,055
                                                                    -----------

                                                    PAR/SHARES
                                          MATURITY     (000)
                                          --------  ----------

SHORT TERM INVESTMENTS -- 19.4%
  American Express Centurion AXP,
    Floating Rate Notes
    1.34%(d)                              01/27/04      $  354          354,303
  Bear Stearns Co., Floating Rate Notes
    1.37%(d)                              01/16/04         463          463,058
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.29%(d)                              04/22/03         105          105,198
  Dresdner Bank International,
    Certificate of Deposit
    1.78%(d)                              10/06/03         493          492,571
  Merrill Lynch, Medium Term Notes
    1.44%(d)                              04/03/03         238          237,771
    1.44%(d)                              04/28/03         343          342,973
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.92%(d)                              04/25/03         357          357,487
    1.33%(d)                              07/16/03       1,809        1,808,523
    1.33%(d)                              11/07/03         878          878,287
  Ness LLC, Commercial Paper
    1.26%(d)                              04/15/03         159          158,721
  Svenska Handelsbanken, Time Deposit
    1.41%(d)                              04/01/03          51           50,601
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.30%(d)                              03/08/04       1,084        1,083,593
  UBS Warburg, Repurchase Agreement
    1.30%(d)                              04/01/03         116          115,768
  Wells Fargo Bank, Time Deposit
    1.34%(d)                              04/01/03          49           49,153
  Galileo Money Market Fund                                103          103,462
  Institutional Money Market Trust(d)                    2,964        2,963,645
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $9,565,114)                                                   9,565,114
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $57,649,371(a))                                 118.2%       58,179,169

LIABILITIES IN EXCESS OF OTHER ASSETS
  (Including $9,461,652 of payable upon
  return of securities loaned)                          (18.2%)      (8,945,666)
                                                        ------      -----------

NET ASSETS (Applicable to 3,225,570
  Institutional shares, 730,859 Service
  shares, 417,068 Investor A shares,
  691,048 Investor B shares and 203,370
  Investor C shares outstanding)                        100.0%      $49,233,503
                                                        ======      ===========


                                                                       VALUE
                                                                     ----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($30,390,910 / 3,225,570)                                               $9.42
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($6,851,111 / 730,859)                                                  $9.37
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($3,896,717 / 417,068)                                                  $9.34
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($9.34 / 0.955)                                                         $9.78
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($6,254,195 / 691,048)                                                  $9.05
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($1,840,570 / 203,370)                                                  $9.05
                                                                          =====

--------------------
(a) Cost for Federal income tax purposes is $57,893,792. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $ 1,723,420
        Gross unrealized depreciation                                (1,438,043)
                                                                    -----------
                                                                    $   285,377
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 26

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                         MID-CAP GROWTH EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES        VALUE
                                                     ---------     ------------

COMMON STOCKS -- 97.4%
AEROSPACE -- 0.6%
  Alliant Techsystems, Inc.(b)(c)                       14,100     $    761,541
                                                                   ------------
BANKS -- 0.0%
  Dime Bancorp, Inc. - Warrants
    (expiring 11/22/05)(b)                              57,900            8,685
                                                                   ------------
BROADCASTING-- 2.9%
  Cablevision Systems New York Group -
    Class A(b)(c)                                      195,600        3,714,444
                                                                   ------------
BUSINESS SERVICES -- 9.2%
  Concord EFS, Inc.(b)                                  83,268          782,719
  Convergys Corp.(b)                                   189,600        2,502,720
  Fiserv, Inc.(b)(c)                                    37,900        1,193,092
  Fluor Corp.                                           42,900        1,444,872
  Manpower, Inc.(c)                                    129,400        3,866,472
  Robert Half International, Inc.(b)                   140,400        1,868,724
                                                                   ------------
                                                                     11,658,599
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 11.3%
  BEA Systems, Inc.(b)(c)                               80,600          821,314
  Ceridian Corp.(b)                                    231,300        3,233,574
  DST Systems, Inc.(b)                                 127,400        3,465,280
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)(b)                                  13                1
  NVIDIA Corp.(b)                                       51,100          656,635
  Siebel Systems, Inc.(b)(c)                           396,200        3,173,562
  The BISYS Group, Inc.(b)                             190,300        3,105,696
                                                                   ------------
                                                                     14,456,062
                                                                   ------------
CONTAINERS -- 0.3%
  Smurfit-Stone Container Corp.(b)(c)                   30,800          411,457
                                                                   ------------
ELECTRONICS -- 3.4%
  Intersil Corp. - Class A(b)                          173,300        2,696,548
  Jabil Circuit, Inc.(b)(c)                             92,600        1,620,500
                                                                   ------------
                                                                      4,317,048
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.8%
  Regal Entertainment Group - Class A                  129,700        2,328,115
                                                                   ------------
FOOD & AGRICULTURE -- 1.4%
  Dean Foods Co.(b)(c)                                  42,600        1,827,966
                                                                   ------------
INSURANCE -- 2.2%
  Willis Group Holdings Ltd.                           101,900        2,822,630
                                                                   ------------
MANUFACTURING -- 1.1%
  Energizer Holdings, Inc.(b)                           53,700        1,368,813
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 12.2%
  Gilead Sciences, Inc.(b)(c)                           60,700        2,548,793
  Laboratory Corp. of America
    Holdings(b)(c)                                     118,100        3,501,665
  Omnicare, Inc.                                       120,400        3,276,084
  Tenet Healthcare Corp.(b)                            172,200        2,875,740
  Triad Hospitals, Inc.(b)                              69,900        1,880,310
  Universal Health Services, Inc. -
    Class B(b)(c)                                       37,200        1,516,644
                                                                   ------------
                                                                     15,599,236
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 7.9%
  Alcon, Inc.(b)                                        35,800        1,468,516
  C.R. Bard, Inc.                                       38,200        2,408,892
  St. Jude Medical, Inc.(b)(c)                          73,500        3,583,125


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

MEDICAL INSTRUMENTS & SUPPLIES (CONTINUED)
  Varian Medical Systems, Inc.(b)(c)                    31,000     $  1,671,830
  Zimmer Holdings, Inc.(b)                              18,600          904,518
                                                                   ------------
                                                                     10,036,881
                                                                   ------------
OIL & GAS -- 10.1%
  GlobalSantaFe Corp.(c)                                68,903        1,422,847
  Nabors Industries Ltd.(b)(c)                          42,911        1,710,862
  Noble Corp.(b)                                        30,315          952,497
  Ocean Energy, Inc.                                    80,200        1,604,000
  Pioneer Natural Resources Co.(b)                      84,000        2,108,400
  Pride International, Inc.(b)                          79,500        1,072,455
  Smith International, Inc.(b)(c)                       48,400        1,705,132
  Talisman Energy, Inc. - ADR                           57,800        2,292,348
                                                                   ------------
                                                                     12,868,541
                                                                   ------------
PAPER & FOREST PRODUCTS -- 2.2%
  Bowater, Inc.(c)                                      24,700          917,605
  Pactiv Corp.(b)                                       91,700        1,861,510
                                                                   ------------
                                                                      2,779,115
                                                                   ------------
PERSONAL SERVICES -- 1.0%
  Career Education Corp.(b)                             26,800        1,311,056
                                                                   ------------
PHARMACEUTICALS -- 9.7%
  Allergan, Inc.(c)                                     18,400        1,255,064
  AmerisourceBergen Corp.(c)                            57,700        3,029,250
  Biovail Corp.(b)                                      46,100        1,838,007
  Celgene Corp.(b)(c)                                   61,600        1,606,528
  Chiron Corp.(b)(c)                                    25,100          941,250
  Shire Pharmaceuticals Group
    PLC - ADR(b)                                       197,056        3,651,447
                                                                   ------------
                                                                     12,321,546
                                                                   ------------
RESTAURANTS -- 4.3%
  Darden Restaurants, Inc.(c)                           90,100        1,608,285
  Outback Steakhouse, Inc.                              24,600          870,348
  Wendy's International, Inc.(c)                       109,100        3,001,341
                                                                   ------------
                                                                      5,479,974
                                                                   ------------
RETAIL MERCHANDISING -- 6.9%
  Abercrombie & Fitch Co. -
    Class A(b)(c)                                       86,900        2,609,607
  AutoZone, Inc.(b)                                     16,100        1,106,231
  Dollar General Corp.                                 121,700        1,485,957
  Limited Brands                                       120,840        1,555,211
  Staples, Inc.(b)                                     109,600        2,008,968
                                                                   ------------
                                                                      8,765,974
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 3.3%
  National Semiconductor Corp.(b)(c)                   115,178        1,962,633
  Novellus Systems, Inc.(b)                             39,900        1,088,073
  Teradyne, Inc.(b)                                    103,100        1,200,084
                                                                   ------------
                                                                      4,250,790
                                                                   ------------
TELECOMMUNICATIONS -- 5.6%
  Amdocs Ltd.(b)                                       252,100        3,347,888
  Harris Corp.                                          58,700        1,630,099
  IDT Corp. - Class B(b)                               142,400        2,148,816
                                                                   ------------
                                                                      7,126,803
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $116,569,928)                                               124,215,276
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                   MID-CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)


                                                    PAR/SHARES
AS OF MARCH 31, 2003 (UNAUDITED)          MATURITY     (000)           VALUE
                                          --------  ----------     -------------

CORPORATE BONDS -- 0.0%
COMPUTER SOFTWARE & SERVICES -- 0.0%
  MicroStrategy, Inc.
    7.50%(d)
 (Cost $72)                               06/24/07      $    1     $          0
                                                                   ------------
SHORT TERM INVESTMENTS -- 31.0%
  American Express Centurion AXP,
    Floating Rate Notes
    1.42%(e)                              12/12/03       2,058        2,058,151
    1.34%(e)                              01/27/04       2,495        2,495,436
  Bear Stearns Co., Floating Rate Notes
    1.43%(e)                              01/15/04       1,624        1,623,972
    1.37%(e)                              01/16/04       2,712        2,712,021
  Dresdner Bank International,
    Certificate of Deposit
    1.78%(e)                              10/06/03       3,093        3,092,343
  Merrill Lynch, Medium Term Notes
    1.44%(e)                              04/03/03         348          347,734
    1.44%(e)                              04/28/03       1,173        1,173,048
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.92%(e)                              04/25/03       1,602        1,602,461
  National City Bank of Indiana, Floating
    Rate Notes
    1.59%(e)                              11/10/03         166          166,051
  Ness LLC, Commercial Paper
    1.26%(e)                              04/15/03       2,002        2,000,350
  Scaldis Capital LLC, Commercial
    Paper
    1.27%(e)                              04/15/03         910          908,805
  Svenska Handelsbanken, Time Deposit
    1.41%(e)                              04/01/03         405          404,882
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.30%(e)                              03/08/04         198          197,608
  UBS Warburg, Repurchase Agreement
    1.30%(e)                              04/01/03         347          346,631
  Wells Fargo Bank, Time Deposit
    1.34%(e)                              04/01/03          88           88,250
  Galileo Money Market Fund                              2,587        2,586,909
  Institutional Money Market Trust(e)                   17,639       17,639,400
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $39,444,052)                                                 39,444,052
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $156,014,052(a))                                128.4%      163,659,328

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including $36,857,143
  of payable upon return of securities
  loaned)                                               (28.4%)     (36,177,982)
                                                        ------     ------------
NET ASSETS (Applicable to 7,862,571
  Institutional shares, 2,160,773 Service
  shares, 3,852,646 Investor A shares,
  5,371,584 Investor B shares and 1,927,518
  Investor C shares outstanding)                        100.0%     $127,481,346
                                                        ======     ============


                                                                       VALUE
                                                                   ------------
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
INSTITUTIONAL SHARE
($49,881,760 / 7,862,571)                                                 $6.34
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($13,305,653 / 2,160,773)                                               $6.16
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($23,213,569 / 3,852,646)                                               $6.03
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($6.03 / 0.955)                                                         $6.31
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($30,232,978 / 5,371,584)                                               $5.63
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($10,847,386 / 1,927,518)                                               $5.63
                                                                          =====

--------------------
(a) Cost for Federal income tax purposes is $161,626,023. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $ 5,951,407
        Gross unrealized depreciation                                (3,918,102)
                                                                    -----------
                                                                    $ 2,033,305
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(e) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 28

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                        SMALL CAP VALUE EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 98.8%
AEROSPACE -- 1.9%
  DRS Technologies, Inc.(b)                             41,000     $  1,025,410
  United Defense Industries, Inc.(b)                    55,500        1,201,020
                                                                   ------------
                                                                      2,226,430
                                                                   ------------
BANKS -- 6.5%
  Citizens Banking Corp.                                29,500          697,380
  Flagstar Bancorp, Inc.                                65,450        1,725,916
  Greater Bay Bancorp(c)                                73,100        1,045,330
  Provident Bankshares Corp.                            26,000          600,080
  Sky Financial Group, Inc.                             91,600        1,801,772
  Sterling Financial Corp.(b)                           29,000          615,380
  W Holding Co., Inc. - ADR                             69,900        1,283,364
                                                                   ------------
                                                                      7,769,222
                                                                   ------------
BUSINESS SERVICES -- 6.4%
  Handleman Co.(b)                                     174,600        2,566,620
  Tetra Tech, Inc.(b)(c)                               246,606        3,487,009
  Viad Corp.                                            75,500        1,618,720
                                                                   ------------
                                                                      7,672,349
                                                                   ------------
CHEMICALS -- 0.9%
  Cambrex Corp.                                         45,500        1,092,910
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 3.1%
  ATI Technologies, Inc.(b)                            114,200          586,988
  Ikon Office Solutions, Inc.(c)                       172,100        1,221,910
  Maxtor Corp.(b)(c)                                   152,800          860,264
  Western Digital Corp.(b)(c)                          109,200          989,352
                                                                   ------------
                                                                      3,658,514
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 4.7%
  Adaptec, Inc.(b)                                     117,400          707,922
  Ascential Software Corp.(b)                          429,700        1,203,160
  EarthLink, Inc.(b)                                   157,000          902,750
  Enterasys Networks, Inc.(b)                          270,700          500,795
  Mentor Graphics Corp.(b)                              62,600          559,644
  NCR Corp.(b)(c)                                       35,000          641,900
  Parametric Technology Corp.(b)                       468,600        1,016,862
                                                                   ------------
                                                                      5,533,033
                                                                   ------------
CONSTRUCTION -- 4.1%
  Chicago Bridge & Iron Co. N.V. - ADR                  76,500        1,242,360
  Clayton Homes, Inc.(c)                               104,100        1,149,264
  Granite Construction, Inc.                            58,700          921,590
  Washington Group International,
    Inc.(b)                                             86,900        1,524,226
                                                                   ------------
                                                                      4,837,440
                                                                   ------------
ENERGY & UTILITIES -- 2.2%
  DQE, Inc.                                             48,300          588,777
  Great Plains Energy, Inc.(c)                          32,900          785,323
  WPS Resources Corp.(c)                                31,900        1,276,000
                                                                   ------------
                                                                      2,650,100
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
  Argosy Gaming Co.(b)                                  66,800        1,334,664
                                                                   ------------
FINANCE -- 1.8%
  American Home Mortgage
    Holdings, Inc.                                      74,600          746,746
  Chicago Mercantile Exchange(c)                        29,800        1,434,870
                                                                   ------------
                                                                      2,181,616
                                                                   ------------


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

FOOD & AGRICULTURE -- 6.0%
  American Italian Pasta Co. -
    Class A(b)(c)                                       30,300     $  1,310,475
  Bunge Ltd.(c)                                         82,800        2,083,248
  Chiquita Brands International, Inc.(b)               133,000        1,459,010
  Flowers Foods, Inc.                                   85,000        2,328,150
                                                                   ------------
                                                                      7,180,883
                                                                   ------------
INSURANCE -- 11.5%
  Allmerica Financial Corp.(b)                         104,600        1,467,538
  CNA Surety Corp.                                      56,400          451,200
  IPC Holdings Ltd.                                    112,000        3,370,080
  Montpelier Re Holdings Ltd.(b)                        16,300          459,660
  Platinum Underwriters Holdings Ltd.                   63,000        1,597,050
  Scottish Annuity & Life Holdings Ltd.                122,400        2,132,208
  W.R. Berkley Corp.                                    97,900        4,195,015
                                                                   ------------
                                                                     13,672,751
                                                                   ------------
LEASING -- 1.4%
  Ryder System, Inc.                                    78,400        1,607,984
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.1%
  AGCO Corp.(b)                                         53,500          861,350
  Flowserve Corp.(b)                                    37,800          440,370
                                                                   ------------
                                                                      1,301,720
                                                                   ------------
MANUFACTURING -- 6.2%
  Actuant Corp. - Class A(b)                            25,600          899,840
  Brunswick Corp.                                       61,800        1,174,200
  Kellwood Co.                                          49,700        1,438,318
  Martin Marietta Materials, Inc.                       30,700          847,627
  The Dial Corp.                                       158,000        3,065,200
                                                                   ------------
                                                                      7,425,185
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 7.1%
  Genesis Health Ventures, Inc.(b)                     200,600        2,980,916
  Henry Schein, Inc.(b)                                 37,900        1,709,290
  LifePoint Hospitals, Inc.(b)(c)                       58,900        1,478,979
  Quintiles Transnational Corp.(b)                     123,100        1,496,896
  Rotech Healthcare, Inc.(b)(c)                         50,700          779,513
                                                                   ------------
                                                                      8,445,594
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 8.8%
  Bausch & Lomb, Inc.                                   19,900          654,511
  Edwards Lifesciences Corp.(b)                         56,000        1,534,400
  Fisher Scientific International, Inc.(b)              63,800        1,783,848
  INAMED Corp.(b)                                       85,100        3,044,027
  Sybron Dental Specialties, Inc.(b)                    94,300        1,645,535
  The Cooper Cos., Inc.                                 62,600        1,871,740
                                                                   ------------
                                                                     10,534,061
                                                                   ------------
METALS & MINING -- 1.5%
  Arch Coal, Inc.(c)                                    33,500          636,835
  Massey Energy Co.                                    127,600        1,199,440
                                                                   ------------
                                                                      1,836,275
                                                                   ------------
MOTOR VEHICLES -- 3.0%
  BorgWarner, Inc.(c)                                   38,600        1,846,624
  Oshkosh Truck Corp.                                   27,800        1,731,940
                                                                   ------------
                                                                      3,578,564
                                                                   ------------
OIL & GAS -- 5.0%
  Cimarex Energy Co.(b)                                 67,900        1,320,655
  Energen Corp.                                         43,100        1,381,786
  Key Energy Services, Inc.(b)                         100,100        1,009,008

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                  SMALL CAP VALUE EQUITY PORTFOLIO (CONCLUDED)

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS (CONTINUED)
OIL & GAS (CONTINUED)
  Magnum Hunter Resources, Inc.(b)                     135,700     $    754,492
  Patina Oil & Gas Corp.                                46,125        1,517,513
                                                                   ------------
                                                                      5,983,454
                                                                   ------------
PAPER & FOREST PRODUCTS -- 1.6%
  Boise Cascade Corp.                                   55,100        1,203,935
  Louisiana-Pacific Corp.(b)                            92,600          734,318
                                                                   ------------
                                                                      1,938,253
                                                                   ------------
PERSONAL SERVICES -- 1.0%
  Sylvan Learning Systems, Inc.(b)                      74,500        1,183,060
                                                                   ------------
PUBLISHING & PRINTING -- 0.7%
  Playboy Enterprises, Inc. -
    Class B(b)(c)                                       93,900          798,150
                                                                   ------------
RAILROAD & SHIPPING -- 0.7%
  Kansas City Southern(b)                               72,000          808,560
                                                                   ------------
RETAIL MERCHANDISING -- 9.3%
  AnnTaylor Stores Corp.(b)                             37,300          765,769
  Dillards, Inc. - Class A                              77,100          996,132
  Footstar, Inc.(b)                                    112,900          948,360
  Hollywood Entertainment Corp.(b)(c)                  118,800        1,905,552
  Linens 'n Things, Inc.(b)                             27,000          548,640
  Polo Ralph Lauren Corp.(b)                            66,900        1,532,010
  Regis Corp.                                           53,000        1,320,230
  Saks, Inc.(b)                                        128,500          988,165
  Tommy Hilfiger Corp.(b)                              102,500          741,075
  Tupperware Corp.(c)                                   91,700        1,267,294
                                                                   ------------
                                                                     11,013,227
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 0.4%
  Teradyne, Inc.(b)                                     40,300          469,092
                                                                   ------------
TELECOMMUNICATIONS -- 0.8%
  Harris Corp.                                          34,300          952,511
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $110,994,985)                                               117,685,602
                                                                   ------------


                                                        PAR
                                          MATURITY     (000)
                                          --------   ---------

SHORT TERM INVESTMENTS -- 17.2%
  American Express Centurion AXP,
    Floating Rate Notes
    1.42%(d)                              12/12/03      $1,301        1,300,586
    1.34%(d)                              01/27/04       1,351        1,350,580
  Barton Capital Corp., Commercial
    Paper
    1.26%(d)                              04/22/03       1,216        1,215,056
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.92%(d)                              04/25/03         270          269,868
    1.33%(d)                              07/16/03       2,116        2,115,512
  Ness LLC, Commercial Paper
    1.26%(d)                              04/15/03         705          704,661
  Svenska Handelsbanken, Time Deposit
    1.41%(d)                              04/01/03         118          117,830
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.30%(d)                              03/08/04         667          666,926
  UBS Warburg, Repurchase
    Agreement
    1.30%(d)                              04/01/03         170          169,823



                                                    PAR/SHARES
                                          MATURITY     (000)           VALUE
                                          --------  ----------     ------------

  SHORT TERM INVESTMENTS (CONTINUED)
  Wells Fargo Bank, Time Deposit
    1.34%(d)                              04/01/03      $   37     $     37,288
  Galileo Money Market Fund                              4,019        4,018,972
  Institutional Money Market Trust(d)                    8,529        8,528,517
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $20,495,619)                                                 20,495,619
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $131,490,604(a))                                116.0%      138,181,221

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $16,476,647 of payable upon return
  of securities loaned)                                 (16.0%)     (19,034,114)
                                                        ------     ------------

NET ASSETS (Applicable to 5,931,194
Institutional shares, 361,545 Service
shares, 3,093,284 Investor A shares,
1,201,240 Investor B shares and 458,489
Investor C shares outstanding)                          100.0%     $119,147,107
                                                        ======     ============
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
INSTITUTIONAL SHARE
($64,783,766 / 5,931,194)                                                $10.92
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($3,932,221 / 361,545)                                                 $10.88
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($33,561,223 / 3,093,284)                                              $10.85
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($10.85 / 0.955)                                                       $11.36
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($12,209,384 / 1,201,240)                                              $10.16
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($4,660,513 / 458,489)                                                 $10.16
                                                                         ======

--------------------
(a) Cost for Federal income tax purposes is $132,110,401. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $10,590,864
        Gross unrealized depreciation                                (4,520,044)
                                                                    -----------
                                                                    $ 6,070,820
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 30

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                         SMALL CAP CORE EQUITY PORTFOLIO


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 101.9%
AEROSPACE -- 0.5%
  Kaman Corp. - Class A                                    400     $      3,912
                                                                   ------------
BANKS -- 7.0%
  Brookline Bancorp, Inc.                                1,800           22,536
  Flagstar Bancorp, Inc.                                   950           25,051
  WSFS Financial Corp.                                     400           12,640
                                                                   ------------
                                                                         60,227
                                                                   ------------
BEVERAGES & BOTTLING -- 1.2%
  Peet's Coffee & Tea, Inc.(b)                             600            9,948
                                                                   ------------
BROADCASTING -- 4.6%
  Alliance Atlantis Communications, Inc.(b)              1,300           10,725
  Cumulus Media, Inc. - Class A(b)                       1,100           16,016
  Gray Television, Inc.                                  1,400           12,600
                                                                   ------------
                                                                         39,341
                                                                   ------------
BUSINESS SERVICES -- 6.1%
  Arbitron, Inc.(b)                                        150            4,755
  Aviall, Inc.(b)                                        1,100            8,514
  Korn/Ferry International(b)                            1,100            7,205
  MPS Group, Inc.(b)                                     2,800           14,616
  Tetra Tech, Inc.(b)                                    1,200           16,968
                                                                   ------------
                                                                         52,058
                                                                   ------------
CHEMICALS -- 2.8%
  Cambrex Corp.                                            350            8,407
  Hercules, Inc.(b)                                        800            6,960
  Lyondell Chemical Co.                                    600            8,370
                                                                   ------------
                                                                         23,737
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 3.3%
  Legato Systems, Inc.(b)                                1,500            7,695
  Maxtor Corp.(b)                                        1,600            9,008
  Western Digital Corp.(b)                               1,300           11,778
                                                                   ------------
                                                                         28,481
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 5.4%
  CIBER, Inc.(b)                                         1,600            7,616
  Citrix Systems, Inc.(b)                                  700            9,212
  Hyperion Solutions Corp.(b)                              400            9,700
  Ingram Micro, Inc. - Class A(b)                          400            4,412
  Retek, Inc.(b)                                           900            5,193
  TIBCO Software, Inc.(b)                                  800            3,360
  United Online, Inc.(b)                                   400            6,896
                                                                   ------------
                                                                         46,389
                                                                   ------------
CONSTRUCTION -- 1.5%
  Florida Rock Industries, Inc.                            150            5,077
  Standard Pacific Corp.                                   300            7,653
                                                                   ------------
                                                                         12,730
                                                                   ------------
ELECTRONICS -- 3.0%
  CommScope, Inc.(b)                                     1,000            7,500
  Cubic Corp.                                              550            8,976
  Intersil Corp. - Class A(b)                              300            4,668
  TTM Technologies, Inc.(b)                              1,400            4,816
                                                                   ------------
                                                                         25,960
                                                                   ------------
ENERGY & UTILITIES -- 1.1%
  Black Hills Corp.                                        350            9,621
                                                                   ------------


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

ENTERTAINMENT & LEISURE -- 2.9%
  AMC Entertainment, Inc.(b)                               500     $      4,335
  Brass Eagle, Inc.(b)                                   1,100            8,228
  Carmike Cinemas, Inc.(b)                                 650           12,513
                                                                   ------------
                                                                         25,076
                                                                   ------------
FINANCE -- 2.8%
  American Home Mortgage Holdings, Inc.                  1,700           17,017
  Jefferies Group, Inc.                                    200            7,190
                                                                   ------------
                                                                         24,207
                                                                   ------------
FOOD & AGRICULTURE -- 3.3%
  Bunge Ltd.                                               600           15,096
  Delta & Pine Land Co.                                    600           13,566
                                                                   ------------
                                                                         28,662
                                                                   ------------
INSURANCE -- 5.0%
  Max Re Capital Ltd.                                    1,600           20,160
  Ohio Casualty Corp.(b)                                 1,100           14,212
  White Mountains Insurance Group Ltd.                      25            8,500
                                                                   ------------
                                                                         42,872
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.7%
  Albany International Corp. - Class A                     650           14,892
                                                                   ------------
MANUFACTURING -- 1.3%
  Quixote Corp.                                            700           11,060
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 11.4%
  Accredo Health, Inc.(b)                                  600           14,603
  AMN Healthcare Services, Inc.(b)                         300            3,294
  Covance, Inc.(b)                                         400            9,248
  Coventry Health Care, Inc.(b)                            400           13,160
  Henry Schein, Inc.(b)                                    350           15,785
  Inveresk Research Group, Inc.(b)                       1,300           18,915
  Protein Design Labs, Inc.(b)                             600            4,440
  VCA Antech, Inc.(b)                                    1,200           18,564
                                                                   ------------
                                                                         98,009
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 7.0%
  Cytyc Corp.(b)                                         1,100           14,355
  Edwards Lifesciences Corp.(b)                            700           19,180
  STERIS Corp.(b)                                          550           14,388
  The Cooper Cos., Inc.                                    400           11,960
                                                                   ------------
                                                                         59,883
                                                                   ------------
METALS & MINING -- 0.9%
  Arch Coal, Inc.                                          400            7,604
                                                                   ------------
OIL & GAS -- 7.6%
  AGL Resources, Inc.                                      600           14,178
  Grey Wolf, Inc.(b)                                     2,200            8,668
  Magnum Hunter Resources, Inc.(b)                       2,600           14,456
  Newpark Resources, Inc.(b)                             1,700            7,701
  Range Resources Corp.(b)                               1,800           10,278
  Rowan Cos., Inc.                                         500            9,830
                                                                   ------------
                                                                         65,111
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
  Louisiana-Pacific Corp.(b)                               200            1,586
                                                                   ------------
PERSONAL SERVICES -- 3.4%
  Corinthian Colleges, Inc.(b)                             350           13,825
  Sylvan Learning Systems, Inc.(b)                         950           15,086
                                                                   ------------
                                                                         28,911
                                                                   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                   SMALL CAP CORE EQUITY PORTFOLIO (CONCLUDED)


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES          VALUE
                                                     ---------         --------

COMMON STOCKS (CONTINUED)
PHARMACEUTICALS -- 1.4%
  Icon PLC- ADR(b)                                         500         $ 11,900
                                                                       --------
REAL ESTATE -- 2.9%
  Health Care REIT, Inc.                                   350            9,170
  Universal Health Realty Income Trust                     600           15,540
                                                                       --------
                                                                         24,710
                                                                       --------
RESTAURANTS -- 1.5%
  Red Robin Gourmet Burgers(b)                             950           12,626
                                                                       --------
RETAIL MERCHANDISING -- 6.1%
  Charlotte Russe Holding, Inc.(b)                         800            6,464
  Copart, Inc.(b)                                        1,200            9,216
  Mothers Work, Inc.(b)                                    200            4,430
  Reebok International Ltd.(b)                             400           13,140
  Stein Mart, Inc.(b)                                    1,400            7,140
  Too, Inc.(b)                                             700           11,627
                                                                       --------
                                                                         52,017
                                                                       --------
SEMICONDUCTORS & RELATED DEVICES -- 1.9%
  Credence Systems Corp.(b)                              1,200            8,160
  Fairchild Semiconductor International,
    Inc. - Class A(b)                                      800            8,368
                                                                       --------
                                                                         16,528
                                                                       --------
TELECOMMUNICATIONS -- 1.7%
  Arris Group, Inc.(b)                                   4,000           14,800
                                                                       --------
TRANSPORTATION -- 2.4%
  J.B. Hunt Transport Services, Inc.(b)                    300            8,076
  Swift Transportation Co.,
     Inc.(b)                                               800           12,800
                                                                       --------
                                                                         20,876
                                                                       --------
TOTAL COMMON STOCKS
  (Cost $853,418)                                                       873,734
                                                                       --------
SHORT TERM INVESTMENTS -- 4.7%
  Galileo Money Market Fund
  (Cost $40,251)                                        40,251           40,251
                                                                       --------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $893,669(a))                                    106.6%          913,985
                                                                       --------
LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including $59,892
  of accrued expenses payable)                           (6.6%)         (56,504)
                                                        ------         --------
NET ASSETS (Applicable to 100,010
  Institutional shares, 10 Service shares,
  10 Investor A shares, 10 Investor B shares
  and 10 Investor C shares outstanding)                 100.0%         $857,481
                                                        ======         ========


                                                                        VALUE
                                                                       --------

NET ASSET VALUE AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE
  AND INVESTOR A SHARE
  ($857,309 / 100,030)                                                    $8.57
                                                                          =====
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                                       $8.57
                                                                          =====
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($8.57 / 0.950)                                                         $9.02
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($86 / 10)                                                              $8.57
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($86 / 10)                                                              $8.57
                                                                          =====

--------------------
(a) Cost for Federal income tax purposes is $894,107. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                                  $ 68,820
        Gross unrealized depreciation                                   (48,942)
                                                                       --------
                                                                       $ 19,878
                                                                       ========
(b) Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 32

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                        SMALL CAP GROWTH EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 96.3%
AEROSPACE -- 1.7%
  Alliant Techsystems, Inc.(b)(c)                       13,800     $    745,338
  Herley Industries, Inc.(b)                           219,100        3,766,329
  TIMCO Aviation Services, Inc. -
    Warrants (expiring 02/28/07)(b)                        692                0
  TIMCO Aviation Services, Inc.(b)                         217               65
                                                                   ------------
                                                                      4,511,732
                                                                   ------------
AIR TRANSPORTATION -- 1.9%
  ExpressJet Holdings, Inc.(b)                         494,300        4,053,260
  SkyWest, Inc.                                         96,332          993,183
                                                                   ------------
                                                                      5,046,443
                                                                   ------------
BROADCASTING -- 3.9%
  Gray Television, Inc.                                253,558        2,282,022
  Insight Communications Co., Inc.(b)                  190,500        2,276,475
  Radio One, Inc. - Class D(b)                         185,600        2,457,344
  Spanish Broadcasting System, Inc. -
    Class A(b)                                         522,900        3,210,606
                                                                   ------------
                                                                     10,226,447
                                                                   ------------
BUSINESS SERVICES -- 12.2%
  Gartner, Inc. - Class A(b)                           360,000        2,502,000
  Heidrick & Struggles International,
    Inc.(b)                                            233,600        2,709,760
  Jacobs Engineering Group, Inc.(b)(c)                  85,300        3,583,453
  Labor Ready, Inc.(b)                                 255,804        1,458,083
  MPS Group, Inc.(b)                                   974,323        5,085,966
  NDCHealth Corp.                                       15,000          251,550
  On Assignment, Inc.(b)                               307,591        1,301,110
  Resources Connection, Inc.(b)(c)                     141,400        3,008,992
  Tetra Tech, Inc.(b)                                  286,500        4,051,110
  The Corporate Executive Board Co.(b)                  83,386        2,970,209
  Watson Wyatt & Co. Holdings(b)                       180,000        3,618,000
  Wind River Systems, Inc.(b)                          585,223        1,743,965
                                                                   ------------
                                                                     32,284,198
                                                                   ------------
CHEMICALS -- 3.3%
  Agrium, Inc.                                         299,500        3,219,625
  Airgas, Inc.(b)                                      191,500        3,544,665
  IMC Global, Inc.                                     201,200        1,935,544
                                                                   ------------
                                                                      8,699,834
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 0.5%
  Extreme Networks, Inc.(b)                            179,544          777,425
  Micromuse, Inc.(b)                                   119,700          622,440
                                                                   ------------
                                                                      1,399,865
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 8.9%
  Autodesk, Inc.(c)                                    101,661        1,551,347
  Computer Network Technology
    Corp.(b)                                           546,300        3,758,544
  FileNET Corp.(b)                                     336,200        3,526,738
  InterCept, Inc.(b)                                   173,535          713,229
  Keane, Inc.(b)                                       295,300        2,415,554
  Lawson Software, Inc.(b)                             840,521        3,900,017
  MicroStrategy, Inc. - Warrants
    (expiring 06/24/07)(b)                                 638               38
  Polycom, Inc.(b)                                     322,000        2,601,760
  RSA Security, Inc.(b)                                 40,600          288,260
  SkillSoft PLC - ADR(b)                               924,069        2,464,492
  TIBCO Software, Inc.(b)                              533,600        2,241,120
                                                                   ------------
                                                                     23,461,099
                                                                   ------------


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

ELECTRONICS -- 1.3%
  Integrated Defense Technologies,
    Inc.(b)(c)                                         101,100     $  1,435,620
  Power-One, Inc.(b)                                   431,200        1,897,280
                                                                   ------------
                                                                      3,332,900
                                                                   ------------
ENERGY & UTILITIES -- 1.3%
  Western Gas Resources, Inc.                          107,263        3,491,411
                                                                   ------------
FOOD & AGRICULTURE -- 0.4%
  United Natural Foods, Inc.(b)                         39,400        1,004,700
                                                                   ------------
FURNITURE -- 0.7%
  Cost Plus, Inc.(b)(c)                                 71,911        1,892,698
                                                                   ------------
INSURANCE -- 1.1%
  Platinum Underwriters Holdings Ltd.                  117,000        2,965,950
                                                                   ------------
MANUFACTURING -- 0.8%
  Actuant Corp. - Class A(b)                            63,100        2,217,965
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 10.5%
  Accredo Health, Inc.(b)                              125,901        3,064,292
  CIMA Labs, Inc.(b)                                   240,523        5,219,349
  Henry Schein, Inc.(b)                                 40,800        1,840,080
  Inveresk Research Group, Inc.(b)                     171,100        2,489,505
  LifePoint Hospitals, Inc.(b)(c)                      258,420        6,488,926
  Medical Resources, Inc.(b)                             4,259                3
  Pediatrix Medical Group, Inc.(b)(c)                  170,253        4,280,161
  Wright Medical Group, Inc.(b)                        240,300        4,210,056
                                                                   ------------
                                                                     27,592,372
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 7.2%
  Cytyc Corp.(b)(c)                                    345,421        4,507,744
  Edwards Lifesciences Corp.(b)                        279,400        7,655,560
  Integra LifeSciences Holdings(b)                     197,346        4,538,958
  Osteotech, Inc.(b)                                   191,800        1,194,914
  Therasense, Inc.(b)                                  167,300        1,117,564
                                                                   ------------
                                                                     19,014,740
                                                                   ------------
MOTOR VEHICLES -- 2.8%
  Navistar International Corp.(b)(c)                   141,000        3,470,010
  Oshkosh Truck Corp.                                   63,000        3,924,900
                                                                   ------------
                                                                      7,394,910
                                                                   ------------
OIL & GAS -- 10.2%
  Cal Dive International, Inc.(b)                      159,279        2,868,615
  Forest Oil Corp.(b)                                  116,110        2,589,253
  Grant Prideco, Inc.(b)(c)                            123,328        1,487,336
  Helmerich & Payne, Inc.(c)                           149,921        3,840,976
  Key Energy Services, Inc.(b)                         548,635        5,530,241
  National-Oilwell, Inc.(b)                            166,728        3,733,040
  Patterson-UTI Energy, Inc.(b)(c)                      29,599          957,823
  Pride International, Inc.(b)(c)                      373,700        5,041,213
  Tidewater, Inc.                                       26,832          770,615
                                                                   ------------
                                                                     26,819,112
                                                                   ------------
PERSONAL SERVICES -- 3.0%
  Education Management Corp.(b)(c)                      88,700        3,527,599
  Sylvan Learning Systems, Inc.(b)(c)                  281,800        4,474,984
                                                                   ------------
                                                                      8,002,583
                                                                   ------------
PHARMACEUTICALS -- 5.1%
  Angiotech Pharmaceuticals, Inc. -
    ADR(b)                                             203,976        4,063,202
  Medicis Pharmaceutical Corp. -
    Class A(b)(c)                                       78,200        4,347,138


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                  SMALL CAP GROWTH EQUITY PORTFOLIO (CONTINUED)

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
  Noven Pharmaceuticals, Inc.(b)                        94,531     $  1,334,778
  Pharmaceutical Resources, Inc.(b)                     26,463        1,124,148
  Taro Pharmaceutical Industries Ltd.(b)                65,014        2,488,736
                                                                   ------------
                                                                     13,358,002
                                                                   ------------
PUBLISHING & PRINTING -- 1.5%
  Playboy Enterprises, Inc. -
    Class B(b)(c)                                      469,103        3,987,375
                                                                   ------------
RESTAURANTS -- 0.4%
  CEC Entertainment, Inc.(b)(c)                         38,800        1,055,748
                                                                   ------------
RETAIL MERCHANDISING -- 7.7%
  Charlotte Russe Holding, Inc.(b)                     208,201        1,682,264
  CSK Auto Corp.(b)                                    409,200        3,723,720
  Hollywood Entertainment Corp.(b)                     128,200        2,056,328
  Reebok International Ltd.(b)                         160,800        5,282,280
  Too, Inc.(b)                                         124,300        2,064,623
  Tuesday Morning Corp.(b)                             179,059        3,523,881
  West Marine, Inc.(b)                                 122,600        2,053,550
                                                                   ------------
                                                                     20,386,646
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 4.8%
  Cirrus Logic, Inc.(b)                                493,931          992,801
  DSP Group, Inc.(b)                                   149,800        2,715,874
  Exar Corp.(b)                                        203,122        2,581,681
  Integrated Device Technology, Inc.(b)                474,544        3,767,879
  Veeco Instruments, Inc.(b)                           169,900        2,623,256
                                                                   ------------
                                                                     12,681,491
                                                                   ------------
TELECOMMUNICATIONS -- 5.1%
  Anaren, Inc.(b)                                      289,500        2,504,175
  Comverse Technology, Inc.(b)                         394,744        4,464,555
  Powerwave Technologies, Inc.(b)                    1,034,800        3,518,320
  Sycamore Networks, Inc.(b)                           928,800        2,832,840
                                                                   ------------
                                                                     13,319,890
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $260,157,183)                                               254,148,111
                                                                   ------------


                                                        PAR
                                          MATURITY     (000)
                                          --------   ---------

CORPORATE BONDS -- 0.0%
AEROSPACE -- 0.0%
  TIMCO Aviation Services, Inc.
    8.00%                                 01/01/07      $    1                1
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 0.0%
  MicroStrategy, Inc.
    7.50%(d)                              06/24/07          27                0
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $3,942)                                                               1
                                                                   ------------


                                                        PAR
                                          MATURITY     (000)           VALUE
                                          --------   ---------      -----------


SHORT TERM INVESTMENTS -- 16.4%
  U.S. Treasury Bills
    1.12%                                 04/24/03    $ 10,000      $ 9,992,844
  American Express Centurion AXP,
    Floating Rate Notes
    1.42%(e)                              12/12/03       1,139        1,138,758
    1.34%(e)                              01/27/04       1,398        1,398,021
  Bear Stearns Co., Floating Rate Notes
    1.37%(e)                              01/16/04       3,945        3,945,164
  Concord Minutemen Capital Co. LLC,
    Commercial Paper
    1.29%(e)                              04/22/03       3,453        3,449,052
  Dresdner Bank International,
    Certificate of Deposit
    1.78%(e)                              10/06/03          53           52,710
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.96%(e)                              04/15/03       2,443        2,442,805
  National City Bank of Indiana, Floating
    Rate Notes
    1.59%(e)                              11/10/03         525          525,004
  Ness LLC, Commercial Paper
    1.26%(e)                              04/15/03       3,101        3,097,991
  Svenska Handelsbanken, Time
    Deposit
    1.41%(e)                              04/01/03         464          463,830
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.30%(e)                              03/08/04         213          212,849
  UBS Warburg, Repurchase Agreement
    1.30%(e)                              04/01/03         390          389,558
  Galileo Money Market Fund                              6,603        6,602,863
  Institutional Money Market Trust(e)                    9,460        9,459,553
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $43,171,002)                                                 43,171,002
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $303,332,127(a))                                112.7%      297,319,114

LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $26,575,294 of payable upon return
  of securities loaned)                                 (12.7%)     (33,402,020)
                                                        ------     ------------

NET ASSETS (Applicable to 14,666,866
  Institutional shares, 2,127,380 Service
  shares, 9,532,685 Investor A shares,
  2,428,652 Investor B shares and 1,032,940
  Investor C shares outstanding)                        100.0%     $263,917,094
                                                        ======     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 34

                             STATEMENT OF NET ASSETS
                  SMALL CAP GROWTH EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2003 (UNAUDITED)                                       VALUE
                                                                   ------------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($134,937,079 / 14,666,866)                                             $9.20
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($18,846,255 / 2,127,380)                                               $8.86
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($82,467,648 / 9,532,685)                                               $8.65
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($8.65 / 0.955)                                                         $9.06
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($19,408,072 / 2,428,652)                                               $7.99
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($8,258,040 / 1,032,940)                                                $7.99
                                                                          =====

--------------------
(a) Cost for Federal income tax purposes is $307,744,147. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                              $ 14,029,932
        Gross unrealized depreciation                               (24,454,965)
                                                                   ------------
                                                                   $(10,425,033)
                                                                   ============
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(e) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                          U.S. OPPORTUNITIES PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 94.6%
BRAZIL -- 0.6%
  Companhia Vale do Rio Doce - ADR                      20,000      $   519,000
                                                                    -----------
UNITED STATES -- 94.0%
ADVERTISING -- 0.3%
  ValueClick, Inc.(b)                                   86,500          262,095
                                                                    -----------
AEROSPACE -- 0.5%
  Curtiss-Wright Corp.                                   7,300          441,650
                                                                    -----------
BANKS -- 4.7%
  Associated Banc-Corp                                  27,000          872,910
  BankAtlantic Bancorp, Inc. - Class A                  51,000          499,290
  BankUnited Financial Corp.(b)                         48,344          853,272
  New York Community Bancorp, Inc.                      15,000          447,000
  Prosperity Bancshares, Inc.                           25,000          414,500
  Sterling Bancshares, Inc.                             75,000          891,750
                                                                    -----------
                                                                      3,978,722
                                                                    -----------
BEVERAGES & BOTTLING -- 0.5%
  Adolph Coors Co. - Class B                             8,900          431,650
                                                                    -----------
BROADCASTING -- 2.7%
  Cox Radio, Inc. - Class A(b)                          28,000          578,480
  Cumulus Media, Inc. - Class A(b)                      31,700          461,552
  Hearst-Argyle Television, Inc.(b)                     29,900          618,631
  Media General, Inc. - Class A                          7,000          344,680
  XM Satellite Radio Holdings, Inc.(b)                  48,300          284,487
                                                                    -----------
                                                                      2,287,830
                                                                    -----------
BUSINESS SERVICES -- 5.8%
  FTI Consulting, Inc.(b)                               11,300          522,286
  G & K Services, Inc.                                   8,000          192,000
  Hewitt Associates, Inc. - Class A(b)                  29,300          861,420
  Kroll, Inc.(b)                                        43,900          939,899
  Labor Ready, Inc.(b)                                 134,600          767,220
  Manpower, Inc.                                        38,100        1,138,428
  StarTek, Inc.(b)                                      22,000          502,700
                                                                    -----------
                                                                      4,923,953
                                                                    -----------
CHEMICALS -- 1.9%
  Agrium, Inc.                                          56,000          602,000
  Church & Dwight Co., Inc.                             21,800          661,848
  Georgia Gulf Corp.                                    17,000          342,210
                                                                    -----------
                                                                      1,606,058
                                                                    -----------
COMPUTER & OFFICE EQUIPMENT -- 1.6%
  Electronics For Imaging, Inc.(b)                      51,000          902,139
  Network Appliance, Inc.(b)                            37,800          422,982
                                                                    -----------
                                                                      1,325,121
                                                                    -----------
COMPUTER SOFTWARE & SERVICES -- 4.7%
  BMC Software, Inc.(b)                                 37,900          571,911
  Borland Software Corp.(b)                             88,000          809,600
  Computer Associates International, Inc.               31,000          423,460
  Computer Sciences Corp.(b)                             8,000          260,400
  DoubleClick, Inc.(b)                                  97,800          759,906
  RSA Security, Inc.(b)                                 76,900          545,990
  SonicWALL, Inc.(b)                                    35,000          126,000
  WatchGuard Technologies, Inc.(b)                      81,200          487,200
                                                                    -----------
                                                                      3,984,467
                                                                    -----------
CONSTRUCTION -- 1.2%
  Centex Corp.                                          13,600          739,296
  D.R. Horton, Inc.                                     13,200          253,440
                                                                    -----------
                                                                        992,736
                                                                    -----------

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

CONTAINERS -- 0.9%
  Smurfit-Stone Container Corp.(b)                      59,000      $   788,181
                                                                    -----------
ELECTRONICS -- 3.3%
  Amphenol Corp.(b)                                     25,000        1,018,750
  Celestica, Inc.(b)                                    35,000          400,050
  Harman International Industries, Inc.                  6,800          398,276
  Intersil Corp. - Class A(b)                           30,300          471,468
  L-3 Communications Holdings, Inc.(b)                  13,500          542,295
                                                                    -----------
                                                                      2,830,839
                                                                    -----------
ENERGY & UTILITIES -- 4.9%
  CONSOL Energy, Inc.                                   18,000          297,540
  Constellation Energy Group, Inc.                      34,800          965,004
  FirstEnergy Corp.                                     15,000          472,500
  MDU Resources Group, Inc.                             23,200          647,744
  PPL Corp.                                             24,400          868,884
  Public Service Enterprise Group, Inc.                 26,000          953,940
                                                                    -----------
                                                                      4,205,612
                                                                    -----------
ENTERTAINMENT & LEISURE -- 2.8%
  Alliance Gaming Corp.(b)                              51,800          777,000
  Mandalay Resort Group(b)                              24,000          661,440
  MGM Mirage(b)                                         24,200          707,850
  Station Casinos, Inc.(b)                              12,800          270,208
                                                                    -----------
                                                                      2,416,498
                                                                    -----------
FINANCE -- 1.6%
  American Home Mortgage Holdings,
    Inc                                                 45,000          450,450
  E*TRADE Group, Inc.(b)                               137,300          578,033
  LendingTree, Inc.(b)                                  30,800          359,436
                                                                    -----------
                                                                      1,387,919
                                                                    -----------
FOOD & AGRICULTURE -- 0.5%
  Ralcorp Holdings, Inc.(b)                             16,700          434,868
                                                                    -----------
INSURANCE -- 4.3%
  Infinity Property & Casualty Corp.(b)                 16,400          300,120
  Montpelier Re Holdings Ltd.(b)                        16,000          451,200
  Platinum Underwriters Holdings Ltd.                   18,000          456,300
  ProAssurance Corp.(b)                                 15,400          362,208
  Reinsurance Group of America, Inc.                    16,500          433,620
  Scottish Annuity & Life Holdings Ltd.                 53,200          926,744
  Willis Group Holdings Ltd.                            25,600          709,120
                                                                    -----------
                                                                      3,639,312
                                                                    -----------
MACHINERY & HEAVY EQUIPMENT -- 2.1%
  Joy Global, Inc.(b)                                   36,400          394,212
  Kennametal, Inc.                                      14,000          393,820
  Tecumseh Products Co. - Class A                        8,800          360,624
  W.W. Grainger, Inc.                                   15,200          652,080
                                                                    -----------
                                                                      1,800,736
                                                                    -----------
MANUFACTURING -- 3.8%
  Ingersoll-Rand Co. - Class A                          16,600          640,594
  Kellwood Co.                                          14,900          431,206
  Pall Corp.                                            15,000          300,000
  Parker-Hannifin Corp.                                 10,000          387,400
  Rockwell Automation, Inc.                             21,500          445,050
  Roper Industries, Inc.                                11,000          317,350
  The Clorox Co.                                        11,000          507,870
  Trex Co., Inc.(b)                                      6,500          209,820
                                                                    -----------
                                                                      3,239,290
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 36

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONTINUED)


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS (CONTINUED)
MEASURING & CONTROLLING DEVICES -- 1.2%
  CUNO, Inc.(b)                                         20,200      $   679,326
  KLA-Tencor Corp.(b)                                   10,100          363,014
                                                                    -----------
                                                                      1,042,340
                                                                    -----------
MEDICAL & MEDICAL SERVICES -- 4.2%
  Aetna, Inc.                                            8,900          438,770
  Alkermes, Inc.(b)                                     37,300          338,311
  Caremark Rx, Inc.(b)                                  48,000          871,200
  Coventry Health Care, Inc.(b)                         24,700          812,630
  Inverness Medical Innovations, Inc.(b)                34,200          684,342
  Odyssey Healthcare, Inc.(b)                           18,000          427,860
                                                                    -----------
                                                                      3,573,113
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 4.1%
  Affymetrix, Inc.(b)                                   26,600          691,600
  Bioject Medical Technologies, Inc. -
    Warrants (expiring 05/22/06)(b)(c)                  15,000              150
  Cyberonics, Inc.(b)                                   22,400          479,136
  Edwards Lifesciences Corp.(b)                         16,200          443,880
  Fisher Scientific International, Inc.(b)              27,600          771,696
  Guidant Corp.(b)                                      17,400          629,880
  The Cooper Cos., Inc.                                 15,700          469,430
                                                                    -----------
                                                                      3,485,772
                                                                    -----------
METALS & MINING-- 1.4%
  Freeport-McMoRan Copper & Gold, Inc. -
    Class B(b)                                          29,500          502,975
  Inco Ltd.(b)                                          15,700          292,334
  Phelps Dodge Corp.(b)                                 12,000          389,760
                                                                    -----------
                                                                      1,185,069
                                                                    -----------
MOTOR VEHICLES -- 1.3%
  BorgWarner, Inc.                                      11,500          550,160
  Navistar International Corp.(b)                       12,500          307,625
  Oshkosh Truck Corp.                                    4,300          267,890
                                                                    -----------
                                                                      1,125,675
                                                                    -----------
OIL & GAS -- 8.9%
  AGL Resources, Inc.                                   20,000          472,600
  BJ Services Co.(b)                                    28,400          976,676
  ENSCO International, Inc.                             35,000          892,850
  GlobalSantaFe Corp.                                   50,200        1,036,630
  Key Energy Services, Inc.(b)                         100,500        1,013,040
  Nabors Industries Ltd.(b)                             24,000          956,880
  National-Oilwell, Inc.(b)                             28,400          635,876
  Noble Corp.(b)                                        13,300          417,886
  Rowan Cos., Inc.                                      21,700          426,622
  Tidewater, Inc.                                       12,000          344,640
  Weatherford International Ltd.(b)                     10,600          400,362
                                                                    -----------
                                                                      7,574,062
                                                                    -----------
PAPER & FOREST PRODUCTS -- 0.6%
  Bowater, Inc.                                         14,400          534,960
                                                                    -----------
PHARMACEUTICALS -- 8.4%
  aaiPharma, Inc.(b)                                    53,850          464,187
  Barr Laboratories, Inc.(b)                            12,400          706,800
  Biovail Corp.(b)                                      16,300          649,881
  Hollis-Eden Pharmaceuticals, Inc. -
    Warrants (expiring 12/11/03)(b)(c)                  36,667              367
  Inspire Pharmaceuticals, Inc.(b)                      46,000          720,820



                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

PHARMACEUTICALS (CONTINUED)
  InterMune, Inc.(b)                                    23,300      $   499,785
  Medicines Co.(b)                                      30,000          559,200
  Neurocrine Biosciences, Inc.(b)                       12,500          522,250
  NPS Pharmaceuticals, Inc.(b)                          14,100          217,986
  Pharmaceutical Resources, Inc.(b)                     11,000          467,280
  Shire Pharmaceuticals Group PLC -
    ADR(b)                                              26,000          481,780
  SICOR, Inc.(b)                                        29,000          484,300
  Telik, Inc.(b)                                        42,100          565,824
  Vicuron Pharmaceuticals, Inc.(b)                      72,800          788,424
                                                                    -----------
                                                                      7,128,884
                                                                    -----------
PUBLISHING & PRINTING -- 0.8%
  Meredith Corp.                                        18,400          702,512
                                                                    -----------
RESTAURANTS -- 0.7%
  O'Charley's, Inc.(b)                                  29,500          565,515
                                                                    -----------
RETAIL MERCHANDISING -- 7.6%
  Abercrombie & Fitch Co. - Class A(b)                  24,100          723,723
  Best Buy Co., Inc.(b)                                 23,700          639,189
  Chico's FAS, Inc.(b)                                  22,000          440,000
  Claire's Stores, Inc.                                 17,500          413,175
  Hot Topic, Inc.(b)                                    18,000          419,580
  Liz Claiborne, Inc.                                   18,300          565,836
  Office Depot, Inc.(b)                                 51,300          606,879
  OfficeMax, Inc.(b)                                   129,100          664,865
  Pacific Sunwear of California, Inc.(b)                22,000          447,700
  Polo Ralph Lauren Corp.(b)                            21,900          501,510
  The Gymboree Corp.(b)                                 30,400          457,216
  Tuesday Morning Corp.(b)                              12,700          249,936
  Urban Outfitters, Inc.(b)                             15,000          337,500
                                                                    -----------
                                                                      6,467,109
                                                                    -----------
SEMICONDUCTORS & RELATED DEVICES -- 2.9%
  Actel Corp.(b)                                        23,200          395,792
  Exar Corp.(b)                                         39,000          495,690
  Lam Research Corp.(b)                                 45,800          521,616
  Novellus Systems, Inc.(b)                             25,000          681,750
  O2Micro International Ltd.(b)                         32,700          351,852
                                                                    -----------
                                                                      2,446,700
                                                                    -----------
TELECOMMUNICATIONS -- 2.5%
  Amdocs Ltd.(b)                                        65,000          863,200
  Comverse Technology, Inc.(b)                          37,800          427,518
  Sprint Corp. (PCS Group)(b)                           64,000          279,040
  Sycamore Networks, Inc.(b)                           189,000          576,450
                                                                    -----------
                                                                      2,146,208
                                                                    -----------
TRANSPORTATION -- 1.3%
  Pacer International, Inc.(b)                          10,000          125,300
  Trinity Industries, Inc.                              26,100          449,442
  Yellow Corp.(b)                                       23,800          574,294
                                                                    -----------
                                                                      1,149,036
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $84,062,969)                                                 80,623,492
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (CONCLUDED)


                                                    PAR/SHARES
AS OF MARCH 31, 2003 (UNAUDITED)          MATURITY     (000)           VALUE
                                          --------  ----------      -----------

SHORT TERM INVESTMENTS -- 8.8%
  Federal Home Loan Bank,
    Discount Notes
    1.10%                                 04/01/03      $4,000      $ 4,000,000
  Galileo Money Market Fund                              3,498        3,498,416
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $7,498,416)                                                   7,498,416
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $91,561,385(a))                                 103.4%       88,121,908

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                           (3.4%)      (2,893,736)
                                                        ------      -----------
NET ASSETS (Applicable to 528,226
  Institutional shares, 26,418 Service
  shares, 1,930,272 Investor A shares,
  2,962,464 Investor B shares and
  1,501,523 Investor C shares outstanding)              100.0%      $85,228,172
                                                        ======      ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($6,762,214 / 528,226)                                                 $12.80
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($333,263 / 26,418)                                                    $12.61
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($24,177,600 / 1,930,272)                                              $12.53
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($12.53 / 0.950)                                                       $13.19
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($35,816,433 / 2,962,464)                                              $12.09
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($18,138,662 / 1,501,523)                                              $12.08
                                                                         ======

--------------------
(a) Cost for Federal income tax purposes is $91,740,253. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $ 2,515,872
        Gross unrealized depreciation                                (6,134,217)
                                                                    -----------
                                                                    $(3,618,345)
                                                                    ===========
(b) Non-income producing security.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 38

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
               GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 87.6%
CANADA -- 1.6%
  Biovail Corp.(b)                                       3,100      $   123,597
  Celestica, Inc.(b)                                    23,600          269,748
                                                                    -----------
                                                                        393,345
                                                                    -----------
FINLAND -- 1.0%
  Nokia Corp. - ADR                                     18,100          253,581
                                                                    -----------
GERMANY -- 0.7%
  SAP AG - ADR                                           8,900          168,744
                                                                    -----------
INDIA -- 1.0%
  Mastek Ltd.                                           25,000          258,968
                                                                    -----------
ISRAEL -- 0.8%
  Taro Pharmaceutical Industries Ltd.(b)                 5,000          191,400
                                                                    -----------
JAPAN -- 1.8%
  Brother Industries Ltd.                               45,000          284,618
  Chugai Pharmaceutical Co. Ltd.                        16,500          166,836
                                                                    -----------
                                                                        451,454
                                                                    -----------
SINGAPORE -- 0.7%
  Flextronics International Ltd.(b)                     20,300          177,016
                                                                    -----------
SOUTH KOREA -- 5.1%
  Samsung Electronics Co. Ltd.                           2,000          452,788
  Seoul Semiconductor Co. Ltd.                          22,900          205,369
  Testech, Inc.(b)                                     112,350          204,199
  You Eal Electronics Co. Ltd.                          21,000          393,400
                                                                    -----------
                                                                      1,255,756
                                                                    -----------
TAIWAN -- 3.9%
  Asustek Computer, Inc.                               120,000          229,971
  Lite-On Technology Corp.                             158,220          171,443
  Phoenix Precision Technology Corp.(b)                385,000          123,156
  Siliconware Precision Industries Co. -
    ADR(b)                                              70,100          171,044
  Taiwan Semiconductor Manufacturing
    Co. Ltd. - ADR(b)                                   38,300          261,972
                                                                    -----------
                                                                        957,586
                                                                    -----------
TURKEY -- 1.1%
  Turkcell Iletisim Hizmetleri AS - ADR(b)              22,000          275,000
                                                                    -----------
UNITED KINGDOM -- 2.1%
  ARM Holdings PLC - ADR(b)                             52,600          128,344
  Shire Pharmaceuticals Group PLC -
    ADR(b)                                              21,800          403,954
                                                                    -----------
                                                                        532,298
                                                                    -----------
UNITED STATES -- 67.8%
ADVERTISING -- 0.5%
  ValueClick, Inc.(b)                                   40,700          123,321
                                                                    -----------
BROADCASTING -- 0.8%
  XM Satellite Radio Holdings, Inc.(b)                  36,000          212,040
                                                                    -----------
COMPUTER & OFFICE EQUIPMENT -- 3.3%
  Cisco Systems, Inc.(b)                                18,600          239,940
  Integrated Circuit Systems, Inc.(b)                   13,400          290,780
  Maxtor Corp.(b)                                       51,400          289,382
                                                                    -----------
                                                                        820,102
                                                                    -----------


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

COMPUTER SOFTWARE & SERVICES -- 11.6%
  Borland Software Corp.(b)                             24,900      $   229,080
  Documentum, Inc.(b)                                    9,800          128,576
  Intuit, Inc.(b)                                        4,900          182,280
  Microsoft Corp.                                       20,300          491,463
  Network Associates, Inc.(b)                           20,500          283,105
  Oracle Corp.(b)                                       15,200          164,905
  Roxio, Inc.(b)                                        37,600          233,120
  RSA Security, Inc.(b)                                 17,800          126,380
  ScanSoft, Inc.(b)                                     39,900          179,550
  Siebel Systems, Inc.(b)                               19,300          154,593
  SonicWALL, Inc.(b)                                    72,700          261,720
  WatchGuard Technologies, Inc.(b)                      48,800          292,800
  webMethods, Inc.(b)                                   16,700          152,471
                                                                    -----------
                                                                      2,880,043
                                                                    -----------
ELECTRONICS -- 2.0%
  Intel Corp.                                           30,200          491,656
                                                                    -----------
ENTERTAINMENT & LEISURE -- 0.8%
  International Game Technology(b)                       2,300          188,370
                                                                    -----------
MEASURING & CONTROLLING DEVICES -- 1.0%
  KLA-Tencor Corp.(b)                                    6,800          244,405
                                                                    -----------
MEDICAL & MEDICAL SERVICES -- 7.5%
  Alkermes, Inc.(b)                                     16,100          146,027
  Amgen, Inc.(b)                                         8,600          494,930
  Caremark Rx, Inc.(b)                                  15,200          275,880
  Humana, Inc.(b)                                       20,100          192,960
  Protein Design Labs, Inc.(b)                          22,100          163,540
  Quintiles Transnational Corp.(b)                      20,000          243,200
  SangStat Medical Corp.(b)                             16,900          165,789
  United Surgical Partners International,
    Inc.(b)                                              8,900          164,561
                                                                    -----------
                                                                      1,846,887
                                                                    -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
  Baxter International, Inc.                            13,400          249,776
  Bio-Rad Laboratories, Inc.(b)                          3,700          132,275
  Boston Scientific Corp.(b)                             3,200          130,432
  Conceptus, Inc.(b)                                    28,600          257,400
  Techne Corp.(b)                                        5,900          121,953
                                                                    -----------
                                                                        891,836
                                                                    -----------
PHARMACEUTICALS -- 19.7%
  aaiPharma, Inc.(b)                                    25,700          221,534
  Abgenix, Inc.(b)                                      19,800          172,260
  Alexion Pharmaceuticals, Inc.(b)                       9,500          115,520
  American Pharmaceutical Partners,
    Inc.(b)                                              8,900          170,435
  Amylin Pharmaceuticals, Inc.(b)                       17,500          283,500
  Biogen, Inc.(b)                                       12,300          368,508
  Celgene Corp.(b)                                       4,800          125,184
  Cephalon, Inc.(b)                                      7,800          311,532
  Hollis-Eden Pharmaceuticals, Inc. -
    Warrants (expiring 12/11/03)(b)(c)                  10,000              100
  ICOS Corp.(b)                                         18,700          349,877
  Inspire Pharmaceuticals, Inc.(b)                      30,600          479,502
  InterMune, Inc.(b)                                    18,600          398,970
  King Pharmaceuticals, Inc.(b)                         11,200          133,616
  Neurocrine Biosciences, Inc.(b)                        6,300          263,214
  NPS Pharmaceuticals, Inc.(b)                           7,500          115,950
  Regeneron Pharmaceuticals, Inc.(b)                     6,200           46,624
  Telik, Inc.(b)                                        23,000          309,120
  Transkaryotic Therapies, Inc.(b)                      44,100          261,072


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
         GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONCLUDED)

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
  Trimeris, Inc.(b)                                      8,200      $   337,676
  Vertex Pharmaceuticals, Inc.(b)                       13,000          144,560
  Vicuron Pharmaceuticals, Inc.(b)                      23,800          257,754
                                                                    -----------
                                                                      4,866,508
                                                                    -----------
SEMICONDUCTORS & RELATED DEVICES -- 13.7%
  ATMI, Inc.(b)                                         18,300          352,458
  Axcelis Technologies, Inc.(b)                         85,200          402,996
  Cymer, Inc.(b)                                        12,500          295,625
  Entegris, Inc.(b)                                     10,500          104,580
  Lam Research Corp.(b)                                 15,400          175,391
  Microchip Technology, Inc.                            11,000          218,900
  Micron Technology, Inc.(b)                            21,300          173,382
  National Semiconductor Corp.(b)                       15,500          264,120
  Novellus Systems, Inc.(b)                             19,300          526,311
  Skyworks Solutions, Inc.(b)                           35,800          223,034
  Texas Instruments, Inc.                               17,500          286,475
  Varian Semiconductor Equipment
    Associates, Inc.(b)                                 18,700          380,358
                                                                    -----------
                                                                      3,403,630
                                                                    -----------
TELECOMMUNICATIONS -- 3.3%
  Motorola, Inc.                                        31,600          261,016
  QUALCOMM, Inc.                                         7,700          277,662
  Tekelec(b)                                            30,900          268,212
                                                                    -----------
                                                                        806,890
                                                                    -----------
                                                                     16,775,688
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $23,841,142)                                                 21,690,836
                                                                    -----------


                                                    PAR/SHARES
                                          MATURITY     (000)           VALUE
                                          --------  ----------      -----------

SHORT TERM INVESTMENTS -- 12.4%
  Federal Home Loan Bank,
    Discount Notes
    1.10%                                 04/01/03      $2,000      $ 2,000,000
  Galileo Money Market Fund                              1,063        1,063,399
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $3,063,399)                                                   3,063,399
                                                                    -----------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $26,904,541(a))                                             $24,754,235
                                                                    ===========

                                                     NUMBER OF
                                                     CONTRACTS
                                                     ---------
OPTIONS -- (0.0%)
CALL OPTIONS WRITTEN-- (0.0%)
  KLA-Tencor Corp., Strike Price 42.50,
    Expires 04/19/03
    (Premiums received $9,996)                             (68)     $      (680)
                                                                    ===========
--------------------
(a) Cost for Federal income tax purposes is $27,185,159. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $   862,378
        Gross unrealized depreciation                                (3,293,302)
                                                                    -----------
                                                                    $(2,430,924)
                                                                    ===========
(b) Non-income producing security.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 40

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
               GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

MARCH 31, 2003 (UNAUDITED)

ASSETS
   Investments at value (Cost $26,904,541) ..........................................     $24,754,235
   Cash denominated in foreign currencies (Cost $988,873) ...........................         991,669
   Dividends receivable .............................................................          16,767
   Interest receivable ..............................................................           1,002
   Investments sold receivable ......................................................         518,555
   Capital shares sold receivable ...................................................           6,963
   Prepaid expenses .................................................................          20,009
                                                                                          -----------
          TOTAL ASSETS ..............................................................      26,309,200
                                                                                          -----------

LIABILITIES
   Investments purchased payable ....................................................       2,122,103
   Capital shares redeemed payable ..................................................         201,042
   Advisory fees payable ............................................................          11,097
   Administrative fees payable ......................................................           4,815
   Transfer agent fees payable ......................................................           5,550
   Other accrued expenses payable ...................................................          59,619
   Options written, at fair value (premiums received $9,996) ........................             680
   Foreign taxes payable ............................................................           1,402
                                                                                          -----------
          TOTAL LIABILITIES .........................................................       2,406,308
                                                                                          -----------
NET ASSETS (Applicable to 477,964 Institutional shares,
   8,469 Service shares, 2,244,837 Investor A shares, 3,233,158 Investor B shares and
   742,539 Investor C shares outstanding) ...........................................     $23,902,892
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($1,746,813 / 477,964) ...................................           $3.65
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($30,707 / 8,469) ..............................................           $3.63
                                                                                                =====
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($8,094,428 / 2,244,837) ....................................           $3.61
                                                                                                =====
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($3.61 / 0.950) ..................................................................           $3.80
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($11,410,081 / 3,233,158) ...................................           $3.53
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($2,620,863 / 742,539) ......................................           $3.53
                                                                                                =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                            EUROPEAN EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 100.0%
FINLAND -- 1.3%
  Nokia OYJ                                              4,728       $   65,316
                                                                     ----------
FRANCE -- 13.6%
  BNP Paribas SA                                         2,672          107,006
  Carrefour SA                                           3,651          138,284
  Compagnie de Saint-Gobain                              2,341           64,706
  Essilor International SA                               3,117          121,051
  Pernod-Ricard SA                                         943           80,365
  Total Fina Elf SA                                        912          115,441
  Valeo SA                                               2,463           54,317
                                                                     ----------
                                                                        681,170
                                                                     ----------
GERMANY -- 4.5%
  Deutsche Bank AG                                       2,321           97,508
  Siemens AG                                             3,023          124,691
                                                                     ----------
                                                                        222,199
                                                                     ----------
IRELAND -- 1.6%
  Bank of Ireland                                        7,325           78,252
                                                                     ----------
ITALY -- 2.2%
  Enel SPA                                              19,156          109,323
                                                                     ----------
NETHERLANDS -- 16.1%
  ING Groep NV                                           7,428           85,837
  Koninklijke KPN NV(b)                                 22,385          143,628
  Reed Elsevier NV                                      14,262          143,644
  Royal Dutch Petroleum NV                               5,802          236,216
  TNT Post Group NV                                      6,786          103,372
  Verenigde Nederlandse Uitgeversbedrijven
    NV                                                   3,528           89,622
                                                                     ----------
                                                                        802,319
                                                                     ----------
NORWAY -- 1.3%
  Statoil ASA                                            8,358           65,075
                                                                     ----------
SPAIN -- 8.2%
  Banco Bilbao Vizcaya Argentaria SA                    16,066          133,763
  Iberdrola SA                                           8,068          131,441
  Telefonica SA(b)                                      15,406          144,071
                                                                     ----------
                                                                        409,275
                                                                     ----------
SWEDEN -- 5.9%
  Assa Abloy AB - Class B                                9,318           76,378
  Atlas Copco AB - Class A                               3,338           65,942
  Hennes & Mauritz AB - Class B                          3,916           82,209
  Securitas AB - Class B                                 7,283           68,716
                                                                     ----------
                                                                        293,245
                                                                     ----------
SWITZERLAND -- 13.6%
  Adecco SA                                                416           11,559
  Novartis AG                                            4,977          184,318
  Roche Holding AG                                       3,591          214,962
  Syngenta AG                                            1,177           53,648
  UBS AG(b)                                              3,100          131,894
  Zurich Financial Services AG                             990           84,242
                                                                     ----------
                                                                        680,623
                                                                     ----------

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------       ----------


UNITED KINGDOM -- 31.7%
  BP PLC                                                46,631       $  295,751
  British Sky Broadcasting Group PLC(b)                 16,074          159,177
  Centrica PLC                                          36,943           84,233
  GlaxoSmithKline PLC                                   14,380          252,983
  HSBC Holdings PLC                                     22,837          234,272
  Legal & General Group PLC                             71,235           78,256
  Scottish & Newcastle PLC                              12,939           69,281
  Unilever PLC                                          16,828          155,871
  Vodafone Group PLC                                   142,732          254,939
                                                                     ----------
                                                                      1,584,763
                                                                     ----------
TOTAL COMMON STOCKS
  (Cost $5,589,363)                                                   4,991,560
                                                                     ----------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $5,589,363(a))                                               $4,991,560
                                                                     ==========


----------------
(a) Cost for Federal income tax purposes is $5,878,063. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $   178,776
        Gross unrealized depreciation                                (1,065,279)
                                                                    -----------
                                                                    $  (886,503)
                                                                    ===========
(b) Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


----
 42

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                            EUROPEAN EQUITY PORTFOLIO

MARCH 31, 2003 (UNAUDITED)

ASSETS
   Investments at value (Cost $5,589,363) ...........................................     $ 4,991,560
   Cash denominated in foreign currencies (Cost $268,054) ...........................         268,071
   Collateral received for future contracts1 ........................................          35,232
   Dividends receivable .............................................................          27,873
   Investments sold receivable ......................................................          41,917
   Receivable from advisor ..........................................................           2,097
   Capital shares sold receivable ...................................................              29
   Prepaid expenses .................................................................           1,139
                                                                                          -----------
          TOTAL ASSETS ..............................................................       5,367,918
                                                                                          -----------

LIABILITIES
   Investments purchased payable ....................................................          73,559
   Payable to custodian .............................................................          41,301
   Capital shares redeemed payable ..................................................           2,980
   Administrative fees payable ......................................................             180
   Transfer agent fees payable ......................................................             489
   Other accrued expenses payable ...................................................           3,886
   Futures margin payable ...........................................................          10,008
                                                                                          -----------
          TOTAL LIABILITIES .........................................................         132,403
                                                                                          -----------

NET ASSETS (Applicable to 648,676 Institutional shares,
   10 Service shares, 90,767 Investor A shares, 217,104 Investor B shares and
   54,391 Investor C shares outstanding) ............................................     $ 5,235,515
                                                                                          ===========
NET ASSET VALUE AND REDEMPTION PRICE
   PER INSTITUTIONAL, SERVICE AND INVESTOR A SHARE
   ($3,842,383 / 739,453) ...........................................................           $5.20
                                                                                                =====
OFFERING PRICE PER INSTITUTIONAL AND SERVICE SHARE ..................................           $5.20
                                                                                                =====
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($5.20 / 0.950) ..................................................................           $5.47
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($1,114,495 / 217,104) ......................................           $5.13
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($278,637 / 54,391) .........................................           $5.12
                                                                                                =====

-----------
1 Cash received as collateral on 2 long Great Britain FTSE IDX futures contracts and 8 long Euro STOXX futures contracts expiring June 2003. The value of such contracts on March 31, 2003 was $291,551, with an unrealized loss of $18,081.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                         INTERNATIONAL EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------      -----------

COMMON STOCKS -- 90.1%
AUSTRALIA -- 0.7%
Telstra Corp. Ltd.                                     412,000     $  1,013,306
                                                                   ------------
BRAZIL -- 2.2%
  Companhia de Bebidas Das
    Americas - ADR                                     110,400        1,832,640
  Uniao de Bancos Brasileiros
    SA - ADR                                            84,000        1,215,480
                                                                   ------------
                                                                      3,048,120
                                                                   ------------
FRANCE -- 9.0%
  BNP Paribas SA                                        55,942        2,240,317
  Carrefour SA                                          53,168        2,013,773
  Compagnie de Saint-Gobain                             47,935        1,324,931
  Essilor International SA                              78,093        3,032,812
  Total Fina Elf SA                                     28,634        3,624,478
  Valeo SA                                              14,543          320,720
                                                                   ------------
                                                                     12,557,031
                                                                   ------------
GERMANY -- 2.1%
  Deutsche Bank AG                                      30,023        1,261,305
  Siemens AG                                            39,643        1,635,173
                                                                   ------------
                                                                      2,896,478
                                                                   ------------
GREECE -- 1.3%
  Public Power Corp.                                   128,364        1,846,138
                                                                   ------------
HONG KONG -- 1.3%
  Cathay Pacific Airways Ltd.                        1,549,947        1,887,891
                                                                   ------------
ITALY -- 1.4%
  Enel SPA(c)                                          351,204        2,004,318
                                                                   ------------
JAPAN -- 15.3%
  Chugai Pharmaceutical Co. Ltd.                       241,400        2,440,872
  Fuji Photo Film Co. Ltd.                              73,000        2,240,851
  Ito-Yokado Co. Ltd.(c)                                98,000        2,644,629
  Kyocera Corp.                                         32,000        1,586,777
  Mitsubishi Corp.(c)                                  439,000        2,709,968
  Nomura Holdings, Inc.(c)                             121,000        1,260,204
  NTT Docomo, Inc.                                         978        1,822,719
  Sumitomo Mitsui Financial Group,
    Inc.(c)                                                654        1,169,236
  Takeda Chemical Industries Ltd.(c)                    91,600        3,422,062
  Tokyo Gas Co. Ltd.                                   675,000        2,094,789
                                                                   ------------
                                                                     21,392,107
                                                                   ------------
NETHERLANDS -- 7.1%
  ING Groep NV                                         132,594        1,532,235
  Koninklijke KPN NV(b)                                486,063        3,118,712
  Reed Elsevier NV                                     351,098        3,536,189
  TNT Post Group NV                                    112,735        1,717,314
                                                                   ------------
                                                                      9,904,450
                                                                   ------------
NORWAY -- 1.8%
  Statoil ASA                                          323,672        2,520,094
                                                                   ------------
SINGAPORE -- 2.2%
  DBS Group Holdings Ltd.                              580,842        3,027,361
                                                                   ------------
SOUTH AFRICA -- 1.3%
  Gold Fields Ltd.                                     175,521        1,877,635
                                                                   ------------
SOUTH KOREA -- 2.7%
  POSCO                                                 20,430        1,604,173
  Samsung Electronics Co. Ltd.                           5,080        1,150,082
  Shinsegae Co. Ltd.                                     9,657          981,520
                                                                   ------------
                                                                      3,735,775
                                                                   ------------


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------

SPAIN -- 6.8%
  Banco Bilbao Vizcaya Argentaria SA                   293,487     $  2,443,536
  Iberdrola SA                                         222,450        3,624,079
  Telefonica SA(b)                                     375,287        3,509,537
                                                                   ------------
                                                                      9,577,152
                                                                   ------------
SWEDEN -- 4.1%
  Assa Abloy AB - Class B                              195,250        1,600,421
  Atlas Copco AB - Class A                              30,441          601,357
  Hennes & Mauritz AB - Class B                         82,915        1,740,650
  Securitas AB - Class B                               186,856        1,763,013
                                                                   ------------
                                                                      5,705,441
                                                                   ------------
SWITZERLAND -- 7.9%
  Roche Holding AG                                      86,926        5,203,494
  Syngenta AG                                           13,939          635,344
  UBS AG(b)                                             79,645        3,388,622
  Zurich Financial Services AG                          20,652        1,757,344
                                                                   ------------
                                                                     10,984,804
                                                                   ------------
THAILAND-- 1.3%
  Bangkok Bank Public Co. Ltd.
    (Foreign Shares)(b)                              1,184,950        1,768,377
                                                                   ------------
UNITED KINGDOM -- 21.6%
BP PLC                                               1,033,897        6,557,353
  British Sky Broadcasting Group
    PLC(b)                                             366,568        3,630,044
  Centrica PLC                                         714,915        1,630,071
  GlaxoSmithKline PLC                                  282,414        4,968,413
  HSBC Holdings PLC                                    383,574        3,934,868
  Kingfisher PLC                                       522,488        1,899,505
  Legal & General Group PLC                          1,270,294        1,395,485
  MMO2 PLC(b)                                        2,656,125        1,878,788
  Unilever PLC                                         467,552        4,330,757
                                                                   ------------
                                                                     30,225,284
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $129,583,202)                                               125,971,762
                                                                   ------------

                                                        PAR
                                                       (000)
                                                     ---------

SHORT TERM INVESTMENTS-- 9.9%
  Institutional Money Market Trust(d)
  (Cost $13,890,222)                                   $13,890       13,890,222
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $143,473,424(a))                                           $139,861,984
                                                                   ============

--------------------
(a) Cost for Federal income tax purposes is $154,003,662. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                              $  9,462,904
        Gross unrealized depreciation                               (23,604,582)
                                                                   ------------
                                                                   $(14,141,678)
                                                                   ============
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security is purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 44

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                         INTERNATIONAL EQUITY PORTFOLIO

MARCH 31, 2003 (UNAUDITED)

ASSETS
   Investments at value (Cost $143,473,424) -- including $8,218,748
     of securities loaned (Note A) ..................................................    $139,861,984
   Dividends receivable .............................................................       1,065,091
   Interest receivable ..............................................................           3,352
   Investments sold receivable ......................................................       7,870,705
   Capital shares sold receivable ...................................................          77,773
   Prepaid expenses .................................................................          34,117
   Unrealized appreciation on foreign currency spot contracts .......................           4,556
                                                                                         ------------
          TOTAL ASSETS ..............................................................     148,917,578
                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................      13,890,222
   Payable to custodian .............................................................       1,909,645
   Investments purchased payable ....................................................       5,382,412
   Capital shares redeemed payable ..................................................       1,269,451
   Advisory fees payable ............................................................          84,998
   Administrative fees payable ......................................................          26,492
   Transfer agent fees payable ......................................................           6,155
   Unrealized depreciation on foreign currency spot contracts .......................          15,037
                                                                                          -----------
          TOTAL LIABILITIES .........................................................      22,584,412
                                                                                          -----------

NET ASSETS (Applicable to 13,735,351 Institutional shares,
   3,626,075 Service shares, 2,103,010 Investor A shares, 364,927 Investor B shares and
   123,351 Investor C shares outstanding) ...........................................    $126,333,166
                                                                                         ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($87,627,763 / 13,735,351) ...............................           $6.38
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($22,755,627 / 3,626,075) ......................................           $6.28
                                                                                                =====
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($13,039,946 / 2,103,010) ...................................           $6.20
                                                                                                =====
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($6.20 / 0.950) ..................................................................           $6.53
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($2,167,075 / 364,927) ......................................           $5.94
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($742,755 / 123,351) ........................................           $6.02
                                                                                                =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                      INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES        VALUE
                                                     ---------     ------------

COMMON STOCKS -- 92.1%
AUSTRALIA -- 1.1%
  Wesfarmers Ltd.                                       90,000     $  1,207,925
                                                                   ------------
AUSTRIA -- 0.6%
  Erste Bank der oesterreichischen
    Sparkassen AG                                        8,800          628,009
                                                                   ------------
BELGIUM -- 0.8%
  Mobistar SA(b)                                        25,000          710,100
  Omega Pharma SA                                       11,300          188,165
                                                                   ------------
                                                                        898,265
                                                                   ------------
BRAZIL -- 2.5%
  Companhia Vale do Rio Doce - ADR                      33,000          856,350
  Gerdau SA                                         85,000,000          780,767
  Votorantim Celulose e Papel SA                    29,600,000        1,108,680
                                                                   ------------
                                                                      2,745,797
                                                                   ------------
CANADA -- 4.0%
  Agrium, Inc.                                          79,000          845,888
  Celestica, Inc.(b)                                    56,000          640,080
  Magna International, Inc.(c)                          15,000          784,200
  Molson, Inc. - Class A                                74,900        1,714,470
  Tembec, Inc.(b)                                       80,000          484,044
                                                                   ------------
                                                                      4,468,682
                                                                   ------------
DENMARK -- 0.9%
  Group 4 Falck A/S                                     63,000          962,739
                                                                   ------------
FRANCE -- 2.5%
  Air France                                            73,000          665,143
  JC Decaux SA(b)                                       36,000          341,765
  Publicis Groupe SA                                    55,000          933,851
  Societe Television Francaise 1 SA                     21,000          478,471
  Technip - Coflexip SA                                  6,346          434,529
                                                                   ------------
                                                                      2,853,759
                                                                   ------------
GERMANY -- 3.4%
  Adidas-Salomon AG                                      9,000          793,523
  AMB Aachener & Muenchener
    Beteiligungs AG                                     15,200          542,371
  Business Objects SA - ADR(b)(c)                       40,000          654,000
  Gehe AG                                               17,500          647,356
  MAN AG                                                20,000          306,410
  Salzgitter AG                                        111,000          840,597
                                                                   ------------
                                                                      3,784,257
                                                                   ------------
HONG KONG -- 8.5%
  Aluminum Corp. of China Ltd.                       3,600,000          646,200
  Beijing Datang Power Generation Co.
    Ltd. - Class H                                   1,452,000          507,306
  China Merchants Holdings International
    Co. Ltd.                                           520,000          386,694
  China Southern Airlines Co. Ltd. -
    Class H(b)                                       5,960,000        1,321,992
  Clear Media Ltd.(b)                                  390,000          185,013
  Denway Motors Ltd.                                 1,400,000          578,888
  Esprit Holdings Ltd.                                 227,900          430,996
  Fountain Set Holdings Ltd.                           660,100          457,025
  Hong Kong Exchanges & Clearing Ltd.                  764,000          813,033
  Li & Fung Ltd.                                     1,025,000        1,077,642
  Shangri-La Asia Ltd.                                 372,000          243,248
  Television Broadcasts Ltd.                           150,000          459,648
  Texwinca Holdings Ltd.                               936,000          690,050
  The Wharf Holdings  Ltd.                             200,000          397,464


                                                      NUMBER
                                                     OF SHARES        VALUE
                                                     ---------     ------------

HONG KONG (CONTINUED)
  Tsingtao Brewery Co. Ltd. - Class H                  934,600     $    617,120
  Yue Yuen Industrial Holdings Ltd.                    333,400          639,063
                                                                   ------------
                                                                      9,451,382
                                                                   ------------
INDIA -- 3.0%
  Bank of Baroda                                       158,600          285,885
  Bharat Heavy Electricals Ltd.                        125,000          560,005
  ICICI Bank Ltd.(b)                                   200,000          564,475
  Mastek Ltd.                                           85,000          873,695
  Punjab National Bank Ltd.(b)                          94,500          199,967
  Ranbaxy Laboratories Ltd.                             68,800          869,125
                                                                   ------------
                                                                      3,353,152
                                                                   ------------
IRELAND -- 1.0%
  Anglo Irish Bank Corp. PLC                           150,000        1,070,470
                                                                   ------------
ISRAEL -- 1.2%
  Taro Pharmaceutical Industries Ltd.(b)                35,600        1,362,768
                                                                   ------------
ITALY -- 3.1%
  Arnoldo Mondadori Editore SpA                         95,000          606,436
  Autostrade - Concessioni e Costruzioni
    Autostrade SpA                                     100,000        1,147,945
  Merloni Elettrodomestici SpA                          41,500          465,982
  Saipem SpA                                           195,000        1,225,639
                                                                   ------------
                                                                      3,446,002
                                                                   ------------
JAPAN -- 15.5%
  Aisin Seiki Co. Ltd.                                  62,000          828,723
  Bandai Co. Ltd.                                       22,500          844,367
  Chugai Pharmaceutical Co. Ltd.                        54,900          555,111
  Credit Saison Co. Ltd.                                40,000          689,830
  Dainippon Pharmaceutical Co. Ltd.                     70,000          511,806
  Don Quijote Co. Ltd.                                   6,000          502,952
  Drake Beam Morin-Japan, Inc.                           9,000          314,977
  Hisamitsu Pharmaceutical Co., Inc.                   200,000        2,342,723
  Isetan Co. Ltd.                                      140,000          932,704
  JGC Corp.                                            150,000        1,068,899
  Nippon Unipac Holding                                    160          596,391
  Nitto Denko Corp.                                     45,000        1,202,986
  NSK Ltd.                                             210,000          570,248
  Obic Co. Ltd.                                          4,500          655,760
  Oji Paper Co. Ltd.                                   130,000          524,035
  Promise Co. Ltd.                                      18,000          500,928
  Shinko Electric Industries Co. Ltd.                   50,000          787,654
  Shiseido Co. Ltd.                                     40,200          393,932
  The Bank of Yokohama Ltd.                            200,000          624,051
  The Daimaru, Inc.                                    150,000          527,492
  Toyoda Gosei Co. Ltd.                                 40,000          853,432
  Trend Micro, Inc. - ADR(b)                            40,000          561,646
  Yamada Denki Co. Ltd.                                 51,000          963,400
                                                                   ------------
                                                                     17,354,047
                                                                   ------------
MALAYSIA -- 0.3%
  Resorts World Berhad                                 150,000          335,525
                                                                   ------------
NETHERLANDS -- 4.2%
  ASM International NV(b)                               50,000          497,043
  DSM NV                                                36,200        1,395,984
  IHC Caland NV                                         12,800          545,846
  Koninklijke KPN NV(b)                                140,000          898,278
  Koninklijke Luchvaart Maatschappij NV                 70,200          439,698
  Libertel NV(b)                                        75,000          896,969
                                                                   ------------
                                                                      4,673,818
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 46

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONTINUED)

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES        VALUE
                                                     ---------     ------------

COMMON STOCKS (CONTINUED)
NORWAY -- 0.1%
  Tandberg ASA(b)                                       65,000     $    163,918
                                                                   ------------
PORTUGAL -- 2.1%
  Brisa Auto Estradas de Portugal SA                   450,000        2,406,102
                                                                   ------------
RUSSIA -- 0.7%
  AO VimpelCom - ADR(b)                                 11,300          389,850
  Mobile Telesystems - ADR(b)                           10,000          411,400
                                                                   ------------
                                                                        801,250
                                                                   ------------
SINGAPORE -- 0.5%
  People's Food Holdings Ltd.                        1,050,000          594,850
                                                                   ------------
SOUTH KOREA -- 1.7%
  Cheil Communications, Inc.                             6,000          454,382
  Daelim Industrial Co. Ltd.                            40,000          558,014
  LG Chemical Ltd.                                      15,000          460,361
  Samsung Fine Chemicals Co. Ltd.                       35,000          393,400
                                                                   ------------
                                                                      1,866,157
                                                                   ------------
SPAIN -- 6.4%
  ACS, Actividades de Construccion y
    Servicios SA                                        30,000        1,058,685
  Altadis SA                                            25,000          609,437
  Amadeus Global Travel Distribution SA                250,000        1,148,491
  Grupo Ferrovial SA                                   100,000        2,592,698
  Iberia Lineas Aereas de Espana SA                    359,600          506,191
  Indra Sistemas SA                                     75,000          556,513
  NH Hoteles SA(b)                                      90,000          734,598
                                                                   ------------
                                                                      7,206,613
                                                                   ------------
SWEDEN -- 5.3%
  Autoliv, Inc.                                         40,000          798,800
  Eniro AB                                             135,000          883,660
  Getinge Industrier AB - Class B                      120,000        2,172,441
  Swedish Match AB                                     278,000        2,065,589
                                                                   ------------
                                                                      5,920,490
                                                                   ------------
SWITZERLAND -- 4.0%
  Actelion Ltd.(b)                                      18,000          849,082
  Centerpulse AG - Registered
    Shares(b)                                            3,000          641,528
  Converium Holding AG(b)                                6,000          253,060
  Givaudan AG - Registered Shares                        2,000          763,619
  Lonza Group AG                                        28,000        1,587,024
  Unilabs AG                                            24,453          352,828
                                                                   ------------
                                                                      4,447,141
                                                                   ------------
TAIWAN -- 5.9%
  China Steel Corp.                                    711,000          401,602
  Chinatrust Financial Holdings
    Co. Ltd.(b)                                        925,000          733,069
  Compal Electronics, Inc.                             990,000          987,147
  D-Link Corp.                                         632,500          501,261
  Formosa Plastics Co.                                 749,000          975,643
  Giant Manufacturing Co. Ltd.                         749,000          852,608
  Nan Ya Plastic Corp.                                 976,750          931,712
  Quanta Computer, Inc.                                219,937          386,633
  Taishin Financial Holdings Co. Ltd.(b)             1,000,000          472,622
  Zyxel Communications Corp.(b)                        220,000          408,934
                                                                   ------------
                                                                      6,651,231
                                                                   ------------


                                                      NUMBER
                                                     OF SHARES        VALUE
                                                     ---------     ------------

THAILAND -- 2.1%
  Bangkok Bank Public Co. Ltd. (Foreign
    Shares)(b)                                         650,000     $    970,037
  Siam Commercial Bank Public Co. Ltd.
    (Foreign Shares)(b)                              1,085,000          821,225
  Thai Farmers Bank Public Co. Ltd.
    (Foreign Shares)(b)                                720,700          588,014
                                                                   ------------
                                                                      2,379,276
                                                                   ------------
UNITED KINGDOM -- 10.7%
  Aegis Group PLC                                      725,000          624,555
  Alliance Unichem PLC                                 207,928        1,436,252
  AMEC PLC                                             210,000          646,447
  Amvescap PLC                                         115,000          508,970
  Autonomy Corp. PLC(b)                                225,000          563,700
  Cairn Energy PLC(b)                                   75,000          358,610
  Capita Group PLC                                     357,600        1,336,795
  Exel PLC                                              95,000          844,661
  GKN PLC                                              150,000          381,727
  GWR Group PLC                                        125,000          279,578
  Hilton Group PLC                                     240,000          522,564
  Incepta Group PLC                                    461,600           80,259
  Inchcape PLC                                          42,000          522,469
  J.D. Wetherspoon PLC                                 130,000          340,077
  Johnson Matthey PLC                                  180,000        2,096,893
  Rolls-Royce PLC                                           40               45
  Selfridges PLC                                       280,000        1,040,069
  Taylor Nelson Sofres PLC                             225,000          376,986
                                                                   ------------
                                                                     11,960,657
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $113,498,225)                                               102,994,282
                                                                   ------------

                                                     PAR/SHARES
                                          MATURITY      (000)
                                          --------   ----------
SHORT TERM INVESTMENTS -- 6.8%
  U.S. Treasury Bills
    1.12%                                 04/24/03      $1,000          999,284
  Galileo Money Market Fund                              5,088        5,088,185
  Institutional Money Market
    Trust(d)                                             1,505        1,505,000
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $7,592,469)                                                   7,592,469
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $121,090,694(a))                                 98.9%      110,586,751

OTHER ASSETS IN EXCESS
  OF LIABILITIES                                          1.1%        1,188,304
                                                        ------     ------------

NET ASSETS (Applicable to 2,780,186
  Institutional shares, 65,020 Service
  shares, 1,827,832 Investor A shares,
  1,631,114 Investor B shares and 1,281,953
  Investor C shares outstanding)                        100.0%     $111,775,055
                                                        ======     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                INTERNATIONAL OPPORTUNITIES PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2003 (UNAUDITED)                                       VALUE
                                                                   ------------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($41,994,721 / 2,780,186)                                              $15.11
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($965,378 / 65,020)                                                    $14.85
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($27,032,277 / 1,827,832)                                              $14.79
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($14.79 / 0.950)                                                       $15.57
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($23,396,241 / 1,631,114)                                              $14.34
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($18,386,438 / 1,281,953)                                              $14.34
                                                                         ======

--------------------
(a) Cost for Federal income tax purposes is $121,090,789. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                              $ 10,154,429
        Gross unrealized depreciation                               (20,658,467)
                                                                   ------------
                                                                   $(10,504,038)
                                                                   ============
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Security purchased with the cash proceeds from securities loaned.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 48

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                          ASIA PACIFIC EQUITY PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES       VALUE
                                                     ---------     ----------

COMMON STOCKS -- 98.6%
AUSTRALIA -- 11.1%
  Broken Hill Proprietary Co. Ltd.                       5,200     $   29,161
  Foster's Brewing Group Ltd.                           11,300         30,250
  John Fairfax Holdings Ltd.                            12,800         23,669
  Lihir Gold Ltd.(b)                                    22,000         17,948
  Rio Tinto Ltd.                                         1,232         23,102
  Telstra Corp. Ltd.                                    11,000         27,054
  Westpac Banking Corp. Ltd.                             3,300         30,072
                                                                   ----------
                                                                      181,256
                                                                   ----------
HONG KONG -- 4.4%
  Bank of East Asia Ltd.                                11,000         20,168
  Cathay Pacific Airways Ltd.                           17,000         20,707
  Henderson Land Development Co. Ltd.                    6,000         14,963
  Swire Pacific Ltd. - Class A                           4,000         15,847
                                                                   ----------
                                                                       71,685
                                                                   ----------
INDONESIA -- 1.1%
  PT Astra International TBK(b)                         61,076         17,154
                                                                   ----------
JAPAN -- 57.3%
  Asahi Chemical Industry Co. Ltd.                       9,000         23,452
  Asahi Glass Co. Ltd.                                   5,000         26,817
  Chugai Pharmaceutical Co. Ltd.                         3,100         31,345
  Denso Corp.                                            2,600         37,976
  Fuji Heavy Industries Ltd.                             4,000         14,707
  Fuji Photo Film Co. Ltd.                               1,000         30,697
  Hitachi Ltd.                                           5,000         17,414
  Ito-Yokado Co. Ltd.                                    2,000         53,972
  Komatsu Ltd.                                          10,000         36,768
  Konica Corp.                                           5,000         39,594
  Kyocera Corp.                                            500         24,793
  Matsushita Electric Industrial Co. Ltd.                2,000         17,085
  Mitsubishi Chemical Corp.                             14,000         24,793
  Mitsubishi Corp.                                       5,000         30,865
  Mitsubishi Estate Co. Ltd.                             3,000         18,469
  Mitsubishi Heavy Industries Ltd.                      14,000         33,530
  Nippon Telegraph and Telephone Corp.                       8         27,188
  Nissan Motor Co. Ltd.                                  4,600         30,646
  Nomura Holdings, Inc.                                  4,000         41,660
  NTT Docomo, Inc.                                          33         61,503
  Sekisui House Ltd.                                     6,000         42,756
  Shiseido Co. Ltd.                                      2,000         19,599
  Sumitomo Mitsui Financial Group, Inc.                     14         25,030
  Takeda Chemical Industries Ltd.                        1,900         70,982
  Teijin Ltd.                                           10,000         22,432
  Tokyo Gas Co. Ltd.                                    11,000         34,137
  Toyota Motor Corp.                                     1,400         31,110
  Uny Co. Ltd.                                           4,000         31,439
  Yamanouchi Pharmaceuticals Co. Ltd.                      700         18,241
  Yamatake Corp.                                         3,400         17,032
                                                                   ----------
                                                                      936,032
                                                                   ----------


                                                      NUMBER
                                                     OF SHARES       VALUE
                                                     ---------     ----------

MALAYSIA -- 2.6%
  Resorts World Berhad                                   8,000     $   17,895
  SP Setia Berhad                                       42,000         24,868
                                                                   ----------
                                                                       42,763
                                                                   ----------
SINGAPORE -- 6.9%
  City Developments Ltd.                                 7,000         14,039
  DBS Group Holdings Ltd.                                7,500         39,090
  Singapore Exchange Ltd.                               26,000         18,412
  United Overseas Bank Ltd.                              7,000         40,846
                                                                   ----------
                                                                      112,387
                                                                   ----------
SOUTH KOREA -- 9.1%
  Hyundai Motor Co. Ltd.                                 1,050         20,088
  Kookmin Bank                                             700         16,517
  KT & G Corp.                                           1,000         14,508
  KT Corp.                                                 900         31,030
  POSCO                                                    270         21,201
  Samsung Electronics Co. Ltd.                             120         27,167
  Shinsegae Co. Ltd.                                       180         18,295
                                                                   ----------
                                                                      148,806
                                                                   ----------
TAIWAN -- 1.7%
  China Steel Corp.                                     28,000         15,816
  Quanta Computer, Inc.                                  7,000         12,305
                                                                   ----------
                                                                       28,121
                                                                   ----------
THAILAND-- 4.4%
  Bangkok Bank Public Co. Ltd.
    (Foreign Shares)(b)                                 22,400         31,898
  National Finance Public Co. Ltd.
    (Foreign Shares)(b)                                 60,000         16,789
  Siam Cement Co. Ltd. (Foreign Shares)                    817         23,499
                                                                   ----------
                                                                       72,186
                                                                   ----------
TOTAL COMMON STOCKS
  (COST $1,859,359)                                                 1,610,390
                                                                   ----------
SHORT TERM INVESTMENTS -- 4.1%
  Galileo Money Market Fund
  (Cost $67,470)                                        67,470         67,470
                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,926,829(a))                                  102.7%      1,677,860

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                           (2.7%)       (44,357)
                                                        ------     ----------

NET ASSETS (Applicable to 300,815
  Institutional shares, 10 Service shares,
  8,855 Investor A shares, 2,821 Investor B
  shares and 217 Investor C shares outstanding)         100.0%     $1,633,503
                                                        ======     ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                    ASIA PACIFIC EQUITY PORTFOLIO (CONCLUDED)


AS OF MARCH 31, 2003 (UNAUDITED)                                       VALUE
                                                                    -----------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL AND SERVICE SHARE
  ($1,572,549 / 300,825)                                                  $5.23
                                                                          =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($45,391 / 8,855)                                                       $5.13
                                                                          =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($5.13 / 0.950)                                                         $5.40
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($14,451 / 2,821)                                                       $5.12
                                                                          =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($1,112 / 217)                                                          $5.12
                                                                          =====

-------------
(a) Cost for Federal income tax purposes is $1,949,210. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                                 $  59,195
        Gross unrealized depreciation                                  (330,545)
                                                                      ---------
                                                                      $(271,350)
                                                                      =========
(b) Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 50

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                             SELECT EQUITY PORTFOLIO


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES        VALUE
                                                     ---------     ------------

COMMON STOCKS -- 87.0%
AEROSPACE -- 1.4%
  General Dynamics Corp.                                 9,400     $    517,658
  The Boeing Co.                                        23,600          591,416
  United Technologies Corp.                             15,400          889,812
                                                                   ------------
                                                                      1,998,886
                                                                   ------------
BANKS -- 6.1%
  Bank of America Corp.                                 36,300        2,426,292
  Bank One Corp.                                        25,000          865,500
  Charter One Financial, Inc.                           23,700          655,542
  First Tennessee National Corp.                        16,500          655,215
  J.P. Morgan Chase & Co., Inc.                         27,100          642,541
  National City Corp.                                   29,100          810,435
  U.S. Bancorp                                          59,600        1,131,208
  Wells Fargo & Co.                                     33,700        1,516,163
                                                                   ------------
                                                                      8,702,896
                                                                   ------------
BEVERAGES & BOTTLING -- 2.6%
  Coca-Cola Enterprises, Inc.                           35,900          670,971
  Constellation Brands, Inc. - Class A(b)               27,500          624,250
  PepsiCo, Inc.                                         37,800        1,512,000
  The Coca-Cola Co.                                     21,300          862,224
                                                                   ------------
                                                                      3,669,445
                                                                   ------------
BROADCASTING -- 1.2%
  Clear Channel Communications, Inc.(b)                 20,800          705,536
  Comcast Corp. - Class A(b)(c)                         35,542        1,016,146
                                                                   ------------
                                                                      1,721,682
                                                                   ------------
BUSINESS SERVICES -- 0.5%
  Cendant Corp.(b)                                      52,800          670,560
                                                                   ------------
CHEMICALS -- 1.0%
  Air Products & Chemicals, Inc.                        20,800          861,744
  E.I. du Pont de Nemours & Co.                         15,700          610,102
                                                                   ------------
                                                                      1,471,846
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 4.4%
  Cisco Systems, Inc.(b)                               123,300        1,590,570
  Dell Computer Corp.(b)                                39,000        1,065,090
  Hewlett-Packard Co.                                   52,400          814,820
  International Business Machines
    Corp.(c)                                            36,000        2,823,480
                                                                   ------------
                                                                      6,293,960
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 5.7%
  Adobe Systems, Inc.                                   20,800          641,264
  Computer Sciences Corp.(b)                            22,100          719,355
  eBay, Inc.(b)(c)                                       7,300          622,617
  Electronic Arts, Inc.(b)(c)                           11,600          680,224
  Electronic Data Systems Corp.(c)                      26,400          464,640
  Microsoft Corp.                                      181,500        4,394,115
  VERITAS Software Corp.(b)(c)                          27,800          488,724
                                                                   ------------
                                                                      8,010,939
                                                                   ------------
CONSTRUCTION -- 0.4%
  Centex Corp.                                          10,900          592,524
                                                                   ------------
CONTAINERS -- 0.6%
  Ball Corp.                                            15,200          846,640
                                                                   ------------
ELECTRONICS -- 5.2%
  Arrow Electronics, Inc.(b)                            38,000          558,600
  General Electric Co.(d)                              190,300        4,852,650



                                                      NUMBER
                                                     OF SHARES        VALUE
                                                     ---------     ------------

ELECTRONICS (CONTINUED)
  Intel Corp.                                           73,700     $  1,199,836
  L-3 Communications Holdings, Inc.(b)(c)               18,400          739,128
                                                                   ------------
                                                                      7,350,214
                                                                   ------------
ENERGY & UTILITIES -- 2.4%
  Dominion Resources, Inc.(c)                           15,300          847,161
  Exelon Corp.                                          15,800          796,478
  PPL Corp.                                             26,000          925,860
  Public Service Enterprise Group, Inc.(c)              22,800          836,532
                                                                   ------------
                                                                      3,406,031
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.5%
  AOL Time Warner, Inc.(b)                              68,000          738,480
  Viacom, Inc. - Class B(b)                             36,600        1,336,632
                                                                   ------------
                                                                      2,075,112
                                                                   ------------
FINANCE -- 6.7%
  American Express Co.                                  18,600          618,078
  Citigroup, Inc.                                       97,400        3,355,430
  Countrywide Financial Corp.                           11,800          678,500
  Fannie Mae                                            17,300        1,130,555
  Freddie Mac                                           18,100          961,110
  Merrill Lynch & Co., Inc.                             22,300          789,420
  Morgan Stanley(c)                                     17,300          663,455
  The Bear Stearns Cos., Inc.(c)                        10,000          656,000
  Washington Mutual, Inc.                               20,200          712,454
                                                                   ------------
                                                                      9,565,002
                                                                   ------------
FOOD & AGRICULTURE -- 1.4%
  General Mills, Inc.                                   15,000          683,250
  Kellogg Co.                                           19,600          600,740
  Sara Lee Corp.                                        38,500          719,950
                                                                   ------------
                                                                      2,003,940
                                                                   ------------
INSURANCE -- 4.3%
  AFLAC, Inc.                                           19,800          634,590
  American International Group, Inc.(c)                 34,200        1,691,190
  Aon Corp.(c)                                          31,200          645,216
  John Hancock Financial Services, Inc.                 17,900          497,262
  Old Republic International Corp.                      23,100          617,925
  Protective Life Corp.                                 21,000          599,550
  Radian Group, Inc.                                    20,900          697,642
  The Allstate Corp.                                    20,600          683,302
                                                                   ------------
                                                                      6,066,677
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 0.4%
  Deere & Co.                                           13,400          526,084
                                                                   ------------
MANUFACTURING -- 3.5%
  3M Co.(c)                                              3,900          507,117
  Avery Dennison Corp.(c)                               11,100          651,237
  Ingersoll-Rand Co. - Class A                          16,700          644,453
  Mattel, Inc.                                          40,500          911,250
  Maytag Corp.                                          25,500          485,265
  The Clorox Co.(c)                                     17,500          807,975
  The Stanley Works                                     24,400          585,356
  Tyco International Ltd. - ADR(c)                      26,400          339,504
                                                                   ------------
                                                                      4,932,157
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 2.7%
  Amgen, Inc.(b)                                        21,600        1,243,080
  Anthem, Inc.(b)                                        8,000          530,000
  McKesson Corp.                                        25,000          623,250


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                       SELECT EQUITY PORTFOLIO (CONTINUED)


                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES        VALUE
                                                     ---------     ------------

COMMON STOCKS (CONTINUED)
MEDICAL & MEDICAL SERVICES (CONTINUED)
  Mid Atlantic Medical Services, Inc.(b)                14,000     $    567,700
  Pharmaceutical Product
    Development, Inc.(b)                                 9,400          252,399
  UnitedHealth Group, Inc.(c)                            6,800          623,356
                                                                   ------------
                                                                      3,839,785
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
  Beckman Coulter, Inc.                                 22,700          772,481
  Guidant Corp.(b)(c)                                   20,800          752,960
  Johnson & Johnson                                     49,800        2,881,926
  Medtronic, Inc.                                       16,300          735,456
                                                                   ------------
                                                                      5,142,823
                                                                   ------------
METALS & MINING -- 0.4%
  Alcoa, Inc.                                           26,800          519,384
                                                                   ------------
MOTOR VEHICLES -- 0.7%
  General Motors Corp.(c)                               14,500          487,490
  PACCAR, Inc.(c)                                       10,200          512,754
                                                                   ------------
                                                                      1,000,244
                                                                   ------------
OIL & GAS -- 5.5%
  Anadarko Petroleum Corp.                              12,500          568,750
  Apache Corp.                                          11,600          716,184
  ChevronTexaco Corp.(c)                                18,000        1,163,700
  ConocoPhillips                                        19,600        1,050,560
  Exxon Mobil Corp.                                     89,100        3,114,045
  Nabors Industries Ltd.(b)(c)                          14,100          562,167
  Schlumberger Ltd.                                     15,000          570,150
                                                                   ------------
                                                                      7,745,556
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.5%
  Kimberly-Clark Corp.                                  15,900          722,814
                                                                   ------------
PHARMACEUTICALS -- 7.2%
  Abbott Laboratories                                   38,000        1,429,180
  Merck & Co., Inc.                                     53,500        2,930,730
  Pfizer, Inc.                                         101,600        3,165,856
  Pharmacia Corp.                                       23,300        1,008,890
  Watson Pharmaceuticals, Inc.(b)                       23,500          676,095
  Wyeth                                                 24,400          922,808
                                                                   ------------
                                                                     10,133,559
                                                                   ------------
PUBLISHING & PRINTING -- 0.8%
  Gannett Co., Inc.                                      7,900          556,397
  The McGraw-Hill Cos., Inc.                            11,000          611,490
                                                                   ------------
                                                                      1,167,887
                                                                   ------------
RAILROAD & SHIPPING -- 1.5%
  Burlington Northern Santa Fe Corp.                    23,200          577,680
  FedEx Corp.                                           18,200        1,002,274
  United Parcel Service, Inc. - Class B                  9,400          535,800
                                                                   ------------
                                                                      2,115,754
                                                                   ------------
REAL ESTATE -- 0.3%
  Equity Office Properties Trust                        15,100          384,295
                                                                   ------------
RESTAURANTS -- 0.5%
  Yum! Brands, Inc.(b)                                  27,000          656,910
                                                                   ------------
RETAIL MERCHANDISING -- 6.2%
  CVS Corp.(c)                                          30,000          715,500
  Federated Department Stores, Inc.(b)                  19,300          540,786
  J.C. Penney Co., Inc.(c)                              24,400          479,216



                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------     ------------

RETAIL MERCHANDISING (CONTINUED)
  Lowe's Cos., Inc.                                     13,500     $    551,070
  Reebok International Ltd.(b)                          20,000          657,000
  Rent-A-Center, Inc.(b)                                 9,900          541,629
  Safeway, Inc.(b)                                      36,600          692,838
  Sears, Roebuck & Co.(c)                               22,700          548,205
  The Home Depot, Inc.                                  40,400          984,144
  Wal-Mart Stores, Inc.                                 59,800        3,111,394
                                                                   ------------
                                                                      8,821,782
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 1.2%
  Linear Technology Corp.(c)                            20,400          629,748
  Texas Instruments, Inc.                               67,900        1,111,523
                                                                   ------------
                                                                      1,741,271
                                                                   ------------
SOAPS & COSMETICS -- 1.7%
  The Procter & Gamble Co.                              27,000        2,404,350
                                                                   ------------
TELECOMMUNICATIONS -- 4.1%
  AT&T Corp.                                            26,800          434,160
  AT&T Wireless Services, Inc.(b)                       42,800          282,480
  BellSouth Corp.                                       40,600          879,802
  Motorola, Inc.                                        58,400          482,384
  Nextel Communications, Inc. -
    Class A(b)                                          35,100          469,989
  QUALCOMM, Inc.                                        20,100          724,806
  SBC Communications, Inc.                              29,800          597,788
  Verizon Communications, Inc.                          53,400        1,887,690
                                                                   ------------
                                                                      5,759,099
                                                                   ------------
TOBACCO -- 0.8%
  Altria Group, Inc.(c)                                 24,200          725,032
  UST, Inc.                                             15,900          438,840
                                                                   ------------
                                                                      1,163,872
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $104,788,550)                                               123,223,980
                                                                   ------------

                                                        PAR
                                          MATURITY     (000)
                                          --------   ---------
SHORT TERM INVESTMENTS -- 13.0%
  American Express Centurion AXP,
    Floating Rate Notes
    1.42%(e)                              12/12/03      $   22           21,937
    1.34%(e)                              01/27/04         603          603,073
  Barton Capital Corp., Commercial
    Paper
    1.26%(e)                              04/22/03         389          388,062
  Bear Stearns Co., Floating Rate Notes
    1.43%(e)                              01/15/04         795          794,565
    1.37%(e)                              01/16/04         846          846,238
  Falcon Asset Securitization,
    Commercial Paper
    1.22%(e)                              04/11/03         838          836,895
  Merrill Lynch, Medium Term Notes
    1.44%(e)                              04/03/03         568          568,427
    1.44%(e)                              04/28/03       1,704        1,704,222
  Morgan Stanley Dean Witter & Co.,
    Floating Rate Notes
    1.33%(e)                              11/07/03         983          983,120
  National City Bank of Indiana, Floating
    Rate Notes
    1.59%(e)                              11/10/03          95           94,868
  Ness LLC, Commercial Paper
    1.26%(e)                              04/15/03         561          560,198

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 52

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                       SELECT EQUITY PORTFOLIO (CONCLUDED)


                                                    PAR/SHARES
AS OF MARCH 31, 2003 (UNAUDITED)          MATURITY     (000)          VALUE
                                          --------  ----------     ------------

SHORT TERM INVESTMENTS (CONTINUED)
  Scaldis Capital LLC, Commercial
    Paper
    1.27%(e)                              04/15/03      $  515     $    514,062
  Svenska Handelsbanken, Time
    Deposit
    1.41%(e)                              04/01/03         130          130,128
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.30%(e)                              03/08/04         756          756,031
  UBS Warburg, Repurchase Agreement
    1.30%(e)                              04/01/03         194          194,148
  Wells Fargo Bank, Time Deposit
    1.34%(e)                              04/01/03         155          154,798
  Institutional Money Market Trust(e)                    9,298        9,297,657
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $18,448,429)                                                 18,448,429
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $123,236,979(a))                                           $141,672,409
                                                                   ============

--------------------
(a) Cost for Federal income tax purposes is $126,254,520. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $23,633,344
        Gross unrealized depreciation                                (8,215,455)
                                                                    -----------
                                                                    $15,417,889
                                                                    ===========
(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities, or a portion thereof, pledged as collateral with a value of $1,147,500 on 7 long S&P 500 futures contracts expiring June 2003. The value of such contracts on March 31, 2003 was $1,482,250, with an unrealized loss of $30,625.
(e) Security purchased with the cash proceeds from securities loaned.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                             SELECT EQUITY PORTFOLIO

MARCH 31, 2003 (UNAUDITED)

ASSETS
   Investments at value (Cost $123,236,979) -- including $17,509,551
     of securities loaned (Note A) ..................................................    $141,672,409
   Cash .............................................................................       1,263,975
   Dividends receivable .............................................................         171,012
   Interest receivable ..............................................................           2,093
   Investments sold receivable ......................................................       7,631,042
   Capital shares sold receivable ...................................................          43,925
   Prepaid expenses .................................................................          17,950
                                                                                         ------------
          TOTAL ASSETS ..............................................................     150,802,406
                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................      18,448,429
   Investments purchased payable ....................................................       7,332,670
   Capital shares redeemed payable ..................................................         793,140
   Advisory fees payable ............................................................          41,279
   Administrative fees payable ......................................................          25,041
   Transfer agent fees payable ......................................................           9,645
   Other accrued expenses payable ...................................................          85,578
   Futures margin payable ...........................................................          31,126
                                                                                         ------------
          TOTAL LIABILITIES .........................................................      26,766,908
                                                                                         ------------

NET ASSETS (Applicable to 9,059,888 Institutional shares,
   229,680 Service shares, 2,468,236 Investor A shares, 2,323,059 Investor B shares
   and 208,095 Investor C shares outstanding) .......................................    $124,035,498
                                                                                         ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($79,448,507 / 9,059,888) ................................           $8.77
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($2,019,446 / 229,680) .........................................           $8.79
                                                                                                =====
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($21,417,111 / 2,468,236) ...................................           $8.68
                                                                                                =====
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($8.68 / 0.955) ..................................................................           $9.09
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($19,411,610 / 2,323,059) ...................................           $8.36
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($1,738,824 / 208,095) ......................................           $8.36
                                                                                                =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 54

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                             INDEX EQUITY PORTFOLIO


AS OF MARCH 31, 2003 (UNAUDITED)                                     VALUE
                                                                 --------------

Investment in The U.S. Large Company
  Series of The DFA Investment
  Trust Company
  (Cost $1,702,281,593)                                 100.0%   $1,393,373,970

LIABILITIES IN EXCESS OF
  OTHER ASSETS                                           (0.0%)        (120,569)
                                                        ------   --------------
NET ASSETS (Applicable to 40,445,510
  Institutional shares, 3,705,972 Service
  shares, 15,001,283 Investor A shares,
  10,544,238 Investor B shares and
  16,341,148 Investor C shares
  outstanding)                                          100.0%   $1,393,253,401
                                                        ======   ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($660,399,623 / 40,445,510)                                            $16.33
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($60,196,379 / 3,705,972)                                              $16.24
                                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($243,551,017 / 15,001,283)                                            $16.24
                                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($16.24 / 0.970)                                                       $16.74
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($168,309,160 / 10,544,238)                                            $15.96
                                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($260,797,222 / 16,341,148)                                            $15.96
                                                                         ======


        SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS AND ACCOMPANYING FINANCIAL STATEMENTS AND RELATED NOTES FOR THE DFA INVESTMENT TRUST COMPANY.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                               BALANCED PORTFOLIO

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------     ------------

COMMON STOCKS -- 63.4%
AEROSPACE -- 1.0%
  General Dynamics Corp.                                 7,350     $    404,764
  The Boeing Co.                                        18,450          462,357
  United Technologies Corp.                             12,050          696,249
                                                                   ------------
                                                                      1,563,370
                                                                   ------------
BANKS -- 4.4%
  Bank of America Corp.                                 27,900        1,864,836
  Bank One Corp.                                        19,500          675,090
  Charter One Financial, Inc.                           18,450          510,327
  First Tennessee National Corp.                        12,800          508,288
  J.P. Morgan Chase & Co., Inc.                         20,250          480,127
  National City Corp.                                   22,650          630,803
  U.S. Bancorp                                          46,450          881,621
  Wells Fargo & Co.                                     26,200        1,178,738
                                                                   ------------
                                                                      6,729,830
                                                                   ------------
BEVERAGES & BOTTLING -- 1.9%
  Coca-Cola Enterprises, Inc.                           28,050          524,254
  Constellation Brands, Inc. - Class A(b)               21,400          485,780
  PepsiCo, Inc.                                         29,500        1,180,000
  The Coca-Cola Co.                                     16,650          673,992
                                                                   ------------
                                                                      2,864,026
                                                                   ------------
BROADCASTING -- 0.9%
  Clear Channel Communications,
    Inc.(b)                                             16,250          551,200
  Comcast Corp. - Class A(b)                            28,050          801,949
                                                                   ------------
                                                                      1,353,149
                                                                   ------------
BUSINESS SERVICES -- 0.4%
  Cendant Corp.(b)                                      41,200          523,240
                                                                   ------------
CHEMICALS -- 0.8%
  Air Products & Chemicals, Inc.                        16,200          671,166
  E.I. du Pont de Nemours & Co.                         12,000          466,320
                                                                   ------------
                                                                      1,137,486
                                                                   ------------
COMPUTER & OFFICE EQUIPMENT -- 3.2%
  Cisco Systems, Inc.(b)(f)                             96,798        1,248,694
  Dell Computer Corp.(b)                                29,800          813,838
  Hewlett-Packard Co.                                   40,800          634,440
  International Business Machines Corp.                 28,050        2,199,962
                                                                   ------------
                                                                      4,896,934
                                                                   ------------
COMPUTER SOFTWARE & SERVICES -- 4.1%
  Adobe Systems, Inc.                                   16,200          499,446
  Computer Sciences Corp.(b)                            17,150          558,232
  eBay, Inc.(b)(e)                                       5,650          481,888
  Electronic Arts, Inc.(b)(e)                            9,150          536,556
  Electronic Data Systems Corp.(e)                      20,250          356,400
  Microsoft Corp.                                      141,250        3,419,663
  VERITAS Software Corp.(b)                             21,650          380,607
                                                                   ------------
                                                                      6,232,792
                                                                   ------------
CONSTRUCTION -- 0.3%
  Centex Corp.                                           8,500          462,060
                                                                   ------------
CONTAINERS -- 0.4%
  Ball Corp.                                            11,900          662,830
                                                                   ------------
ELECTRONICS -- 3.8%
  Arrow Electronics, Inc.(b)                            29,700          436,590
  General Electric Co.                                 148,400        3,784,200
  Intel Corp.                                           55,700          906,796


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------     ------------


ELECTRONICS (CONTINUED)
  L-3 Communications Holdings,
    Inc.(b)(e)                                          14,300     $    574,431
                                                                   ------------
                                                                      5,702,017
                                                                   ------------
ENERGY & UTILITIES -- 1.8%
  Dominion Resources, Inc.(e)                           11,900          658,903
  Exelon Corp.                                          12,300          620,043
  PPL Corp.                                             20,150          717,541
  Public Service Enterprise Group,
    Inc.(e)                                             17,750          651,248
                                                                   ------------
                                                                      2,647,735
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
  AOL Time Warner, Inc.(b)                              54,000          586,440
  Viacom, Inc. - Class B(b)                             28,750        1,049,950
                                                                   ------------
                                                                      1,636,390
                                                                   ------------
FINANCE -- 4.9%
  American Express Co.                                  14,800          491,804
  Citigroup, Inc.                                       75,550        2,602,698
  Countrywide Financial Corp.                            9,250          531,875
  Fannie Mae                                            13,400          875,690
  Freddie Mac                                           14,100          748,710
  Merrill Lynch & Co., Inc.                             17,350          614,190
  Morgan Stanley(e)                                     13,500          517,725
  The Bear Stearns Cos., Inc.(e)                         7,850          514,960
  Washington Mutual, Inc.                               15,800          557,266
                                                                   ------------
                                                                      7,454,918
                                                                   ------------
FOOD & AGRICULTURE -- 1.0%
  General Mills, Inc.                                   11,700          532,935
  Kellogg Co.                                           15,350          470,477
  Sara Lee Corp.                                        29,800          557,260
                                                                   ------------
                                                                      1,560,672
                                                                   ------------
INSURANCE -- 3.1%
  AFLAC, Inc.                                           15,450          495,172
  American International Group, Inc.                    26,600        1,315,370
  Aon Corp.(e)                                          24,300          502,524
  John Hancock Financial Services, Inc.                 13,900          386,142
  Old Republic International Corp.                      18,000          481,500
  Protective Life Corp.                                 16,450          469,648
  Radian Group, Inc.                                    16,250          542,425
  The Allstate Corp.                                    16,200          537,354
                                                                   ------------
                                                                      4,730,135
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 0.3%
  Deere & Co.                                           10,200          400,452
                                                                   ------------
MANUFACTURING -- 2.5%
  3M Co.(e)                                              3,000          390,090
  Avery Dennison Corp.(e)                                8,600          504,562
  Ingersoll-Rand Co. - Class A                          13,100          505,529
  Mattel, Inc.                                          31,400          706,500
  Maytag Corp.                                          19,850          377,745
  The Clorox Co.(e)                                     13,700          632,529
  The Stanley Works                                     19,100          458,209
  Tyco International Ltd. - ADR(e)                      20,550          264,273
                                                                   ------------
                                                                      3,839,437
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 2.0%
  Amgen, Inc.(b)(e)                                     16,900          972,595
  Anthem, Inc.(b)                                        6,400          424,000
  McKesson Corp.                                        19,500          486,135
  Mid Atlantic Medical Services, Inc.(b)                10,900          441,995


----
 56

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)

                                                      NUMBER
AS OF MARCH 31, 2003 (UNAUDITED)                     OF SHARES         VALUE
                                                     ---------     ------------

COMMON STOCKS (CONTINUED)
MEDICAL & MEDICAL SERVICES (CONTINUED)
  Pharmaceutical Product Development,
    Inc.(b)                                              7,400     $    198,697
  UnitedHealth Group, Inc.(e)                            5,300          485,851
                                                                   ------------
                                                                      3,009,273
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 2.7%
  Beckman Coulter, Inc.                                 17,750          604,033
  Guidant Corp.(b)(e)                                   16,250          588,250
  Johnson & Johnson                                     38,800        2,245,356
  Medtronic, Inc.                                       12,800          577,536
                                                                   ------------
                                                                      4,015,175
                                                                   ------------
METALS & MINING -- 0.3%
  Alcoa, Inc.                                           20,950          406,011
                                                                   ------------
MOTOR VEHICLES -- 0.5%
  General Motors Corp.(e)                               11,300          379,906
  PACCAR, Inc.(e)                                        7,950          399,647
                                                                   ------------
                                                                        779,553
                                                                   ------------
OIL & GAS -- 4.0%
  Anadarko Petroleum Corp.                               9,750          443,625
  Apache Corp.                                           9,050          558,747
  ChevronTexaco Corp.                                   13,900          898,635
  ConocoPhillips                                        15,350          822,760
  Exxon Mobil Corp.                                     69,450        2,427,277
  Nabors Industries Ltd.(b)(e)                          10,950          436,577
  Schlumberger Ltd.                                     11,700          444,717
                                                                   ------------
                                                                      6,032,338
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
  Kimberly-Clark Corp.                                  12,400          563,704
                                                                   ------------
PHARMACEUTICALS -- 5.2%
  Abbott Laboratories                                   29,600        1,113,256
  Merck & Co., Inc.                                     41,700        2,284,326
  Pfizer, Inc.                                          79,300        2,470,988
  Pharmacia Corp.                                       18,150          785,895
  Watson Pharmaceuticals, Inc.(b)                       18,250          525,053
  Wyeth                                                 18,750          709,125
                                                                   ------------
                                                                      7,888,643
                                                                   ------------
PUBLISHING & PRINTING -- 0.6%
  Gannett Co., Inc.                                      6,250          440,187
  The McGraw-Hill Cos., Inc.                             8,550          475,295
                                                                   ------------
                                                                        915,482
                                                                   ------------
RAILROAD & SHIPPING -- 1.1%
  Burlington Northern Santa Fe Corp.                    18,250          454,425
  FedEx Corp.                                           14,200          781,994
  United Parcel Service, Inc. - Class B                  7,350          418,950
                                                                   ------------
                                                                      1,655,369
                                                                   ------------
REAL ESTATE -- 0.2%
  Equity Office Properties Trust                        11,900          302,855
                                                                   ------------
RESTAURANTS -- 0.3%
  Yum! Brands, Inc.(b)                                  20,850          507,281
                                                                   ------------
RETAIL MERCHANDISING -- 4.5%
  CVS Corp.(e)                                          23,400          558,090
  Federated Department Stores, Inc.(b)                  15,000          420,300
  J.C. Penney Co., Inc.(e)                              19,100          375,124
  Lowe's Cos., Inc.                                     10,500          428,610


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------     ------------

RETAIL MERCHANDISING (CONTINUED)
  Reebok International Ltd.(b)                          15,500     $    509,175
  Rent-A-Center, Inc.(b)                                 7,650          418,531
  Safeway, Inc.(b)                                      28,700          543,291
  Sears, Roebuck & Co.(e)                               17,750          428,663
  The Home Depot, Inc.                                  31,600          769,776
  Wal-Mart Stores, Inc.                                 46,600        2,424,598
                                                                   ------------
                                                                      6,876,158
                                                                   ------------
SEMICONDUCTORS & RELATED DEVICES -- 0.9%
  Linear Technology Corp.(e)                            15,500          478,485
  Texas Instruments, Inc.                               53,100          869,247
                                                                   ------------
                                                                      1,347,732
                                                                   ------------
SOAPS & COSMETICS -- 1.2%
  Procter & Gamble Co.                                  21,100        1,878,955
                                                                   ------------
TELECOMMUNICATIONS -- 3.0%
  AT&T Corp.                                            20,850          337,770
  AT&T Wireless Services, Inc.(b)                       32,700          215,820
  BellSouth Corp.                                       31,950          692,357
  Motorola, Inc.                                        45,650          377,069
  Nextel Communications, Inc. -
    Class A(b)(e)                                       27,400          366,886
  QUALCOMM, Inc.                                        15,700          566,142
  SBC Communications, Inc.                              23,300          467,398
  Verizon Communications, Inc.                          41,700        1,474,095
                                                                   ------------
                                                                      4,497,537
                                                                   ------------
TOBACCO -- 0.6%
  Altria Group, Inc.(e)                                 18,850          564,746
  UST, Inc.                                             12,300          339,480
                                                                   ------------
                                                                        904,226
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $84,356,879)                                                 95,977,765
                                                                   ------------

                                                        PAR
                                          MATURITY     (000)
                                          --------   ---------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 6.4%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    4.88%                                 03/15/07      $  325          352,238
  Federal National Mortgage Association,
    Unsecured Notes
    5.25%                                 04/15/07         200          219,572
    7.25%                                 01/15/10         465          564,554
    6.00%                                 05/15/11         145          164,979
  Resolution Funding Corp. Strip Bonds
    6.29%(d)                              07/15/18         150           67,016
    6.30%(d)                              10/15/18         150           65,840
  Small Business Administration
    Participation Certificates,
    Series 97-20F, Class 1
    7.20%                                 06/01/17       1,510        1,670,801
  Small Business Investment Cos.
    Pass-Through, Series 97-P10C,
    Class 1
    6.85%                                 08/01/07         685          736,885
  U.S. Treasury Bonds
    10.38%                                11/15/12         590          784,539
    12.00%                                08/15/13         375          542,827
    8.00%                                 11/15/21         495          689,810
    6.00%                                 02/15/26         150          171,867

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                        PAR
AS OF MARCH 31, 2003 (UNAUDITED)          MATURITY     (000)           VALUE
                                          --------   ---------      -----------

U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (CONTINUED)
  U.S. Treasury Notes
    3.50%                                 11/15/06      $  250      $   260,527
    3.00%                                 11/15/07         195          197,681
    5.00%(h)                              08/15/11       1,930        2,116,214
    4.00%                                 11/15/12         420          426,070
  U.S. Treasury Strip Notes
    6.09%(d)                              11/15/21       1,810          679,606
                                                                    -----------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $9,308,481)                                                   9,711,026
                                                                    -----------
MORTGAGE PASS-THROUGHS -- 9.0%
  Federal Home Loan Mortgage Corp.
    6.00%                              04/13-12/13         447          467,410
    7.50%                                 09/01/27           2            2,073
  Federal Home Loan Mortgage
    Corp. ARM
    4.80%(c)                              01/01/33         392          402,034
  Federal Home Loan Mortgage
    Corp. Gold
    8.00%                              08/08-08/27         147          159,979
    6.00%                              12/13-04/33       1,114        1,157,064
    6.50%                              01/29-11/31         356          372,608
    5.50%                              04/14/33          1,200        1,227,374
  Federal National Mortgage Association
    7.00%                              08/08-04/32       1,151        1,218,256
    5.99%                                 05/01/09         446          494,974
    6.50%                              11/10-09/32       2,224        2,329,055
    6.00%(g)                           05/13-11/32        923          961,477
    5.00%                                 05/19/18       1,500        1,534,688
    7.50%                                 02/01/30          33           35,891
    5.50%                              04/31-04/33       2,000        2,056,501
  Government National Mortgage
    Association
    6.00%                              10/23-04/33         527          550,356
    6.50%                              04/24-01/30         208          218,770
    7.50%                              11/29-12/29          31           33,423
    5.50%                                 04/23/33         200          205,250
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    7.32%(d)                              06/15/21       5,723          132,347
                                                                    -----------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $13,223,886)                                                 13,559,530
                                                                    -----------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 0.7%
  Federal Home Loan Mortgage Corp.,
    Series 2559, Class F
    1.58%(c)                              08/15/30         218          218,417
  Federal National Mortgage Association,
    Series 99-17, Class HJ (PO)
    5.00%(d)                              12/25/23         188          176,751
  Federal National Mortgage Association,
    Series 99-17, Class JH (PO)
    5.00%(d)                              04/25/24         232          214,204
  Salomon Brothers Mortgage Securities
    VI, Series 87-1 (IO)
    7.00%(d)                              02/17/17         142           28,444
  Salomon Brothers Mortgage Securities
    VI, Series 87-1 (PO)
    7.00%(d)                              02/17/17         159          145,639
  Salomon Brothers Mortgage Securities
    VI, Series 87-2 (IO)
    6.00%(d)                              03/06/17         118           20,585



                                                        PAR
                                          MATURITY     (000)           VALUE
                                          --------   ---------      -----------

  MULTIPLE CLASS MORTGAGE
    PASS-THROUGHS (CONTINUED)
  Salomon Brothers Mortgage Securities
    VI, Series 87-2 (PO)
    6.00%(d)                              03/06/17      $  118      $   107,043
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
    5.05%(d)                              02/25/28       1,763          110,194
                                                                    -----------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $953,638)                                                     1,021,277
                                                                    -----------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES-- 1.6%
  Bank of America Mortgage Securities,
    Series 01-8, Class 2A1
    6.50%                                 07/25/31         163          165,531
  Citicorp Mortgage Securities, Inc.,
    Series 01-11, Class 2A
    6.25%                                 07/30/31         378          387,649
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 98-C2,
    Class A2
    6.30%                                 11/11/30         100          111,357
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 97-C2, Class A3
    6.57%                                 11/15/07         100          111,324
  Mortgage Capital Funding, Inc.,
    Series 98-MC2, Class B
    6.55%                                 06/18/30         295          330,614
  Residential Asset Securitization Trust,
    Series 98-A3, Class A
    6.50%                                 04/25/13         330          334,834
  Residential Funding Mortgage
    Securities I, Series 98-S7, Class A1
    6.50%                                 03/25/13         376          384,024
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1,
    Class A2
    7.52%                                 12/18/09         285          335,543
  Washington Mutual Mortgage
    Securities Corp., Series 00-1,
    Class A1
    1.60%(c)                              06/25/24          99           98,062
  Washington Mutual Mortgage
    Securities Corp., Series 02-MS12,
    Class A
    6.50%                                 05/25/32         142          146,150
                                                                    -----------
TOTAL COMMERCIAL MORTGAGE-
  BACKED SECURITIES
  (Cost $2,306,681)                                                   2,405,088
                                                                    -----------
ASSET BACKED SECURITIES -- 1.3%
  FMAC Loan Receivables Trust,
    Series 97-B, Class A
    6.85%                                 09/15/19         297          213,981
  Green Tree Financial Corp.,
    Series 96-6, Class A6
    7.95%                                 09/15/27         734          761,042
  Green Tree Financial Corp.,
    Series 96-7, Class A6
    7.65%                                 10/15/27         716          733,539

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 58

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                        PAR
AS OF MARCH 31, 2003 (UNAUDITED)          MATURITY     (000)           VALUE
                                          --------   ---------      -----------

ASSET BACKED SECURITIES (CONTINUED)
  Sears Credit Account Master Trust,
    Series 02-5, Class A
    1.66%(c)                              11/15/05      $  375      $   375,112
                                                                    -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $2,169,838)                                                   2,083,674
                                                                    -----------
CORPORATE BONDS -- 7.1%
AEROSPACE -- 0.4%
  Lockheed Martin Corp., Debentures
    7.75%                                 05/01/26          55           65,846
    7.20%                                 05/01/36          60           68,996
  Northrop Grumman Corp., Debentures
    7.88%                                 03/01/26          75           91,259
  Raytheon Co., Senior Notes
    6.30%                                 03/15/05         100          106,418
  Raytheon Co., Senior Unsecured Notes
    8.20%                                 03/01/06          75           84,797
  United Technologies Corp., Senior
    Unsecured Notes
    4.88%                                 11/01/06         175          187,252
                                                                    -----------
                                                                        604,568
                                                                    -----------
AIR TRANSPORTATION -- 0.0%
  Continental Airlines, Inc., Pass Through
    Certificates
    6.55%                                 02/02/19          87           70,991
                                                                    -----------
BANKS -- 0.4%
  Bank of America Corp., Subordinated
    Notes
    7.80%                                 02/15/10          20           24,257
    7.40%                                 01/15/11          25           29,785
  Barclays Bank PLC, Senior Unsecured
    Notes
    6.86%(c)(i)                           06/15/32          70           73,839
  Barclays Bank PLC, Unsecured Notes
    8.55%(c)(i)                           09/15/49         135          165,770
  FleetBoston Financial Corp., Senior
    Unsecured Notes
    4.88%                                 12/01/06          50           53,144
    4.20%                                 11/30/07          10           10,304
  HSBC Holdings PLC, Senior
    Unsecured Notes
    5.25%                                 12/12/12          40           41,332
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                                 02/01/11          85           94,234
  Popular NA Inc., Senior Unsecured
    Notes
    4.25%                                 04/01/08          25           24,953
  U.S. Bancorp, Senior Unsecured Notes
    3.95%                                 08/23/07          70           72,313
                                                                    -----------
                                                                        589,931
                                                                    -----------
CHEMICALS -- 0.1%
  Dow Chemical Co., Debentures
    7.38%                                 11/01/29           5            5,203
  Dow Chemical Co., Senior Debentures
    5.97%                                 01/15/09         100          104,218
  Dow Chemical Co., Senior Unsecured
    Notes
    5.75%                                 12/15/08          95           98,411
    6.13%                                 02/01/11          15           15,509
                                                                    -----------
                                                                        223,341
                                                                    -----------


                                                        PAR
                                          MATURITY     (000)           VALUE
                                          --------   ---------      -----------

ENERGY & UTILITIES -- 0.5%
  Dominion Resources, Inc., Senior
    Unsecured Notes
    7.63%                                 07/15/05      $  250      $   277,554
  DTE Energy Co., Senior Unsecured Notes
    6.45%                                 06/01/06          85           92,587
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                                 11/15/31          50           52,589
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                                 07/15/11         100          113,685
  Oncor Electric Delivery Co., First
    Mortgage Notes
    6.38%(i)                              01/15/15          60           64,369
  Oncor Electric Delivery Co., First
    Mortgage Bonds
    7.25%(i)                              01/15/33           5            5,453
  Pinnacle One Partners, Unsecured
    Notes
    8.83%(i)                              08/15/04         150          151,500
                                                                    -----------
                                                                        757,737
                                                                    -----------
ENTERTAINMENT & LEISURE -- 0.2%
  AOL Time Warner, Inc., Senior
    Debentures
    7.25%                                 10/15/17         130          140,596
    7.57%                                 02/01/24          70           73,243
    7.63%                                 04/15/31          45           47,752
  AOL Time Warner, Inc., Senior
    Unsecured Notes
    5.63%                                 05/01/05          40           41,634
                                                                    -----------
                                                                        303,225
                                                                    -----------
FINANCE -- 2.6%
  Ameritech Capital Funding, Unsecured
    Notes
    6.25%                                 05/18/09          70           76,348
  ASIF Global Finance, Unsecured
    Notes
    3.85%(i)                              11/26/07         175          177,017
  Auburn Hills Trust, Certificates
   12.38%                                 05/01/20         325          491,130
  BellSouth Capital Funding Corp.,
    Debentures
    6.04%                                 11/15/26         275          304,525
  Citigroup, Inc., Senior Unsecured
    Notes
    6.75%                                 12/01/05         405          450,582
    3.50%                                 02/01/08          55           54,855
  Citigroup, Inc., Subordinated Notes
    5.88%                                 02/22/33         145          142,462
  Credit Suisse First Boston USA, Inc.,
    Senior Unsecured Notes
    6.13%                                 11/15/11         115          120,534
  Ford Motor Credit Co., Senior
    Unsecured Notes
    7.38%                                 10/28/09          75           70,909
  Ford Motor Credit Co., Unsecured
    Notes
    6.88%                                 02/01/06         155          152,316
    7.38%                                 02/01/11         220          204,993
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.13%                                 02/22/11         205          225,154
    5.88%                                 02/15/12          55           59,116
    6.00%                                 06/15/12          30           32,694


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                        PAR
AS OF MARCH 31, 2003 (UNAUDITED)          MATURITY     (000)          VALUE
                                          --------   ---------     ------------

CORPORATE BONDS (CONTINUED)
FINANCE (CONTINUED)
  General Motors Acceptance Corp.,
    Senior Unsecured Notes
    6.75%                                 01/15/06      $   60     $     62,462
    6.13%                                 08/28/07          55           55,983
    7.75%                                 01/19/10         185          195,032
    6.88%                                 09/15/11          10            9,858
    8.00%                                 11/01/31          20           19,315
  The Goldman Sachs Group, Inc.,
    Senior Notes
    6.13%                                 02/15/33          50           50,166
  The Goldman Sachs Group, Inc.,
    Senior Unsecured Notes
    7.35%                                 10/01/09          15           17,544
    6.88%                                 01/15/11          65           73,578
  Household Finance Corp., Notes
    4.63%                                 01/15/08          85           88,000
  Household Finance Corp., Senior
    Unsecured Notes
    5.88%                                 02/01/09          80           86,457
    6.38%                                 10/15/11          60           65,294
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    6.25%                                 05/15/06         200          220,706
  Morgan Stanley, Senior Notes
    5.30%                                 03/01/13          25           25,187
  Morgan Stanley, Senior Unsecured
    Notes
    6.10%                                 04/15/06          25           27,343
    5.80%                                 04/01/07          50           54,470
    3.63%                                 04/01/08          75           74,098
    6.75%                                 04/15/11          25           27,980
  Qwest Capital Funding, Inc., Senior
    Unsecured Notes
    7.90%                                 08/15/10          30           22,950
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(i)                              05/29/49         195          206,064
                                                                   ------------
                                                                      3,945,122
                                                                   ------------
FOOD & AGRICULTURE -- 0.4%
  General Mills, Inc., Senior Unsecured
    Notes
    5.13%                                 02/15/07         200          213,606
    6.00%                                 02/15/12           5            5,497
  Kellogg Co., Senior Unsecured Notes
    6.00%                                 04/01/06         200          219,571
  Kraft Foods, Inc., Senior Unsecured
    Notes
    5.63%                                 11/01/11         180          180,659
  Unilever Capital Corp., Senior
    Unsecured Notes
    6.88%                                 11/01/05          50           55,892
                                                                   ------------
                                                                        675,225
                                                                   ------------
INSURANCE -- 0.1%
  Progressive Corp., Unsecured Notes
    7.00%                                 10/01/13          75           88,817
                                                                   ------------


                                                        PAR
                                          MATURITY     (000)          VALUE
                                          --------   ---------     ------------

MANUFACTURING -- 0.2%
  General Electric Co., Senior Notes
    5.00%(e)                              02/01/13      $  120     $    122,412
  Honeywell International, Inc., Senior
    Unsecured Notes
    6.88%                                 10/03/05         100          110,759
                                                                   ------------
                                                                        233,171
                                                                   ------------
MEDICAL & MEDICAL SERVICES -- 0.1%
  WellPoint Health Networks, Inc.,
    Senior Unsecured Notes
    6.38%                                 01/15/12         125          138,774
                                                                   ------------
OIL & GAS -- 0.4%
  Amerada Hess Corp., Senior
    Unsecured Notes
    5.90%(f)                              08/15/06         100          107,569
    7.13%                                 03/15/33          10           10,367
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    5.38%                                 03/01/07         100          107,599
  Conoco, Inc., Senior Unsecured Notes
    6.95%                                 04/15/29         150          169,944
  Devon Energy Corp., Senior
    Debentures
    7.95%                                 04/15/32          65           78,410
  Kinder Morgan Energy Partners LP,
    Senior Unsecured Notes
    7.30%                                 08/15/33          70           78,103
  Texas Eastern Transmission LP, Senior
    Unsecured Notes
    7.00%                                 07/15/32          60           63,612
                                                                   ------------
                                                                        615,604
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.1%
  International Paper Co., Unsecured
    Notes
    5.30%(i)                              04/01/15          50           49,636
  Weyerhaeuser Co., Senior Unsecured
    Notes
    5.25%                                 12/15/09          25           25,324
    6.88%                                 12/15/33         110          113,062
                                                                   ------------
                                                                        188,022
                                                                   ------------
PHARMACEUTICALS -- 0.2%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                 08/01/49          25           26,889
  Bristol-Myers Squibb Co., Senior
    Unsecured Notes
    4.75%                                 10/01/06          65           68,850
  Pharmacia Corp., Senior Unsecured
    Notes
    5.75%                                 12/01/05         220          239,422
                                                                   ------------
                                                                        335,161
                                                                   ------------
RETAIL MERCHANDISING -- 0.2%
  Kroger Co., Senior Unsecured Notes
    7.70%                                 06/01/29          25           28,435
  Sears Roebuck Acceptance Corp.,
    Senior Unsecured Notes
    6.25%                                 05/01/09          25           25,478
    6.70%(e)                              04/15/12          90           92,101
    7.00%(e)                              06/01/32          35           32,682
                                                                   ------------
                                                                        178,696
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 60

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONTINUED)


                                                        PAR
AS OF MARCH 31, 2003 (UNAUDITED)          MATURITY     (000)           VALUE
                                          --------   ---------     ------------

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS -- 0.5%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                 03/15/13      $   18     $     21,064
    9.46%                                 11/15/22           5            6,293
  Comcast Cable Communications Corp.,
    Senior Notes
    8.88%                                 05/01/17          50           61,413
  SBC Communications, Inc., Senior
    Unsecured Notes
    6.25%                                 03/15/11          90          100,153
  TCI Communications, Inc., Senior
    Debentures
    7.88%                                 02/15/26          35           38,506
  TCI Communications, Inc., Senior
    Notes
    7.13%                                 02/15/28          50           50,255
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                 01/17/12         280          300,563
  Vodafone Group PLC, Senior
    Unsecured Notes
    7.88%                                 02/15/30          70           86,437
  WorldCom, Inc., Senior Notes
    6.95%(b)(j)                           08/15/28         175           46,375
  WorldCom, Inc., Senior Unsecured
    Notes
    7.38%(b)(i)(j)                        01/15/06         135           35,775
                                                                   ------------
                                                                        746,834
                                                                   ------------
TRANSPORTATION-- 0.2%
  Burlington Northern Santa Fe Corp.,
    Senior Unsecured Notes
    5.90%                                 07/01/12          80           87,062
  Norfolk Southern Corp., Senior Notes
    7.05%                                 05/01/37         200          227,178
                                                                   ------------
                                                                        314,240
                                                                   ------------
YANKEE -- 0.5%
  Canadian National Railway Co.,
    Senior Notes
    6.90%                                 07/15/28          95          109,625
  Deutsche Telekom International
    Finance BV, Senior Unsecured
    Notes
    8.50%(c)                              06/15/10          25           29,000
  Tyco International Group S.A., Senior
    Notes
    6.38%(e)                              06/15/05          20           19,700
  Tyco International Group S.A., Senior
    Unsecured Notes
    5.80%                                 08/01/06         235          222,956
  United Mexican States
    8.13%                                 12/30/19         325          349,537
                                                                   ------------
                                                                        730,818
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $10,288,481)                                                 10,740,277
                                                                   ------------


                                                     PAR/SHARES
                                          MATURITY     (000)          VALUE
                                          --------   ---------     ------------

TAXABLE MUNICIPAL BONDS -- 0.9%
  California Department of Water
    Resources Revenue Bond,
    Series 02, Class E
    3.98%                                 05/01/05      $  100     $    102,151
  New Jersey Economic Development
    Authority State Pension Funding
    Zero Coupon Revenue Bond,
    Series 97, Class B
    7.57%(d)                              02/15/16       1,200          595,524
    7.59%(d)                              02/15/17         850          390,949
    7.62%(d)                              02/15/21         630          216,789
    7.63%(d)                              02/15/23         340          102,425
                                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $1,106,166)                                                   1,407,838
                                                                   ------------
SHORT TERM INVESTMENTS -- 9.6%
  American Express Centurion AXP,
    Floating Rate Notes
    1.42%(k)                              12/12/03         446          445,821
    1.34%(k)                              01/27/04         479          478,911
  Barton Capital Corp., Commercial
    Paper
    1.26%(k)                              04/22/03         510          509,264
  Bear Stearns Co., Floating Rate Notes
    1.43%(k)                              01/15/04       1,591        1,590,674
    1.37%(k)                              01/16/04       2,121        2,120,503
  Edison Asset Securitization LLC,
    Commercial Paper
    1.25%(k)                              04/17/03          97           96,536
  Falcon Asset Securitization,
    Commercial Paper
    1.22%(k)                              04/11/03         153          153,114
  Federal Home Loan Bank, Discount
    Notes
    1.02%                                 04/01/03       1,000        1,000,000
  Merrill Lynch, Medium Term Notes
    1.44%(k)                              04/03/03         325          325,313
    1.44%(k)                              04/28/03         997          996,524
  National City Bank of Indiana, Floating
    Rate Notes
    1.59%(k)                              11/10/03          59           58,812
  Svenska Handelsbanken, Time Deposit
    1.41%(k)                              04/01/03         103          103,324
  The Goldman Sachs Group, Inc.,
    Floating Rate Notes
    1.30%(k)                              03/08/04         588          587,567
  UBS Warburg, Repurchase Agreement
    1.30%(k)                              04/01/03         192          191,987
  Wells Fargo Bank, Time Deposit
    1.34%(k)                              04/01/03          93           92,845
  Galileo Money Market Fund                              1,995        1,995,481
  Institutional Money Market Trust(k)                    3,826        3,825,722
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $14,572,398)                                                 14,572,398
                                                                   ------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $138,286,448(a))                                           $151,478,873
                                                                   ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                         BALANCED PORTFOLIO (CONCLUDED)


                                                     NUMBER OF
AS OF MARCH 31, 2003 (UNAUDITED)                     CONTRACTS         VALUE
                                                     ---------      -----------

CALL SWAPTIONS WRITTEN -- (0.2%)
  Goldman Sachs Call, Strike Price
    5.50, Expires 05/06/03
  (Premiums received $56,660)                         (300)(l)      $ (299,000)
                                                                    ==========
--------------------
(a) Cost for Federal income tax purposes is $140,912,687. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                               $14,330,751
        Gross unrealized depreciation                                (3,764,565)
                                                                    -----------
                                                                    $10,566,186
                                                                    ===========
(b) Non-income producing security.
(c) Rates shown are the rates as of March 31, 2003.
(d) Rates shown are the effective yields as of March 31, 2003.
(e) Total or partial securities on loan.
(f) Securities, or a portion thereof, pledged as collateral with a value of $321,739 on 21 long S&P 500 futures contracts, 95 short U.S. Treasury Notes futures contracts, 1 long U.S. Treasury Notes futures contract and 36 long U.S. Treasury Bonds futures contracts expiring June 2003. The value of such contracts on March 31, 2003 was $19,403,125, with an unrealized loss of $213,217.
(g) Securities, or a portion thereof, with a market value of $10,175,937 have been pledged as collateral for reverse repurchase agreements.
(h) Securities, or a portion thereof, subject to financing transaction.
(i) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional investors. As of March 31, 2003, the Fund held 0.6% of its net assets, with a market value of $929,423 in securities restricted as to resale.
(j) Security in default.
(k) Security purchased with the cash proceeds from securities loaned.
(l) Each swaption contract is equivalent to $10,000 notional amount.

                       ----------------------------------
                            INVESTMENT ABBREVIATIONS

                       ADR    American Depository Receipt
                       IO     Interest Only
                       PLC    Public Limited Company
                       PO     Principal Only
                       ----------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 62

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                               BALANCED PORTFOLIO

MARCH 31, 2003 (UNAUDITED)

ASSETS
   Investments at value (Cost $138,286,448) -- including $10,995,332
     of securities loaned (Note A) ..................................................    $151,478,873
   Collateral received for swap contracts ...........................................       1,687,976
   Dividends receivable .............................................................         140,741
   Interest receivable ..............................................................         432,871
   Principle receivable .............................................................           8,130
   Interest receivable on interest rate swaps .......................................         249,152
   Investments sold receivable ......................................................      35,594,408
   Capital shares sold receivable ...................................................         110,264
   Prepaid expenses .................................................................          18,725
   Unrealized appreciation on interest rate swaps ...................................       1,308,248
   Futures margin receivable ........................................................           7,632
                                                                                          -----------
          TOTAL ASSETS ..............................................................     191,037,020
                                                                                          -----------

LIABILITIES
   Reverse repurchase agreements payable ............................................       9,806,424
   Payable upon return of securities loaned .........................................      11,576,917
   Payable upon termination of swap contracts .......................................       1,687,976
   Investments purchased payable ....................................................      20,388,757
   Capital shares redeemed payable ..................................................       1,033,095
   Advisory fees payable ............................................................          53,728
   Administrative fees payable ......................................................          28,998
   Transfer agent fees payable ......................................................          15,553
   Other accrued expenses payable ...................................................         122,140
   Interest payable on interest rate swaps ..........................................          42,595
   Payable for financing transactions ...............................................       2,102,994
   Swaptions written, at fair value (premiums received $56,660) .....................         299,000
   Futures margin payable ...........................................................          72,747
   Unrealized depreciation on interest rate swaps ...................................         267,035
                                                                                          -----------
          TOTAL LIABILITIES .........................................................      47,497,959
                                                                                          -----------

NET ASSETS (Applicable to 1,458,504 Institutional shares,
   219,713 Service shares, 7,292,704 Investor A shares, 3,295,498 Investor B shares
   and 366,344 Investor C shares outstanding) .......................................    $143,539,061
                                                                                         ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE ($16,632,214 / 1,458,504) ................................          $11.40
                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($2,502,993 / 219,713) .........................................          $11.39
                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR A SHARE
   ($83,043,106 / 7,292,704) ........................................................          $11.39
                                                                                               ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($11.39 / 0.955) .................................................................          $11.93
                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 4.5%)
   PER INVESTOR B SHARE ($37,223,289 / 3,295,498) ...................................          $11.30
                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   (subject to a maximum contingent deferred sales charge of 1.0%)
   PER INVESTOR C SHARE ($4,137,459 / 366,344) ......................................          $11.29
                                                                                               ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                                                      LARGE CAP       LARGE CAP        MID-CAP         MID-CAP
                                                        VALUE          GROWTH           VALUE          GROWTH         SMALL CAP
                                                       EQUITY          EQUITY          EQUITY          EQUITY       VALUE EQUITY
FOR THE PERIOD ENDED MARCH 31, 2003 (UNAUDITED)       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    ------------    ------------    ------------    ------------    ------------
Investment income:
   Interest .....................................   $     34,760    $      1,332    $    14,214    $     50,099    $     12,263
   Securities lending income ....................         57,957          19,446          7,959          25,706          14,185
   Dividends ....................................      4,632,962       1,107,168        446,443         240,832         798,209
   Foreign taxes withheld .......................             --              --             --              --              --
                                                    ------------    ------------    -----------    ------------    ------------
        Total investment income .................      4,725,679       1,127,946        468,616         316,637         824,657
                                                    ------------    ------------    -----------    ------------    ------------
Expenses:
   Investment advisory fee ......................      1,347,915         587,199        269,392         613,828         417,837
   Administration fee ...........................        561,880         245,650         77,574         176,535         174,850
   Custodian fee ................................         74,506          26,180         13,665          25,779          30,907
   Transfer agent fee ...........................        133,570          72,579         23,357          88,958          59,192
   Shareholder servicing fees ...................        195,991         125,511         23,818         101,023          76,958
   Shareholder processing fees ..................        147,310         100,884         17,023          65,844          47,773
   Distribution fees ............................         88,459          63,883         34,088         166,372          70,105
   Legal and audit ..............................         44,867          20,188          7,252          13,323          12,468
   Printing .....................................         23,801          11,082          2,788           4,481           5,052
   Registration fees and expenses ...............         49,874          46,802         34,224          40,688          44,492
   Trustees' fees ...............................          5,311           2,511          1,218           2,769           2,941
   Other ........................................         11,064           5,078          4,716           7,755           7,116
                                                    ------------    ------------    -----------    ------------    ------------
                                                       2,684,548       1,307,547        509,115       1,307,355         949,691
   Less investment advisory and
     administration fees waived .................       (282,127)       (124,456)       (27,993)        (38,837)        (49,143)
   Expenses reimbursed by advisor ...............             --              --             --              --              --
                                                    ------------    ------------    -----------    ------------    ------------
        Total operating expenses ................      2,402,421       1,183,091        481,122       1,268,518         900,548
                                                    ------------    ------------    -----------    ------------    ------------
   Interest expense .............................             --              --             --              --              --
                                                    ------------    ------------    -----------    ------------    ------------
        Total expenses ..........................      2,402,421       1,183,091        481,122       1,268,518         900,548
                                                    ------------    ------------    -----------    ------------    ------------
   Net investment income (loss) .................      2,323,258         (55,145)       (12,506)       (951,881)        (75,891)
                                                    ------------    ------------    -----------    ------------    ------------
Realized and unrealized gain (loss) on
   investments and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ..................    (52,863,098)    (13,878,370)    (6,669,955)    (18,676,268)     (9,744,424)
     Futures and options contracts ..............     (1,767,357)     (1,250,611)            --              --              --
     Swap and swaption contracts ................             --              --             --              --              --
     Foreign currency related transactions ......         28,367              --             --              --              --
                                                    ------------    ------------    -----------    ------------    ------------
                                                     (54,602,088)    (15,128,981)    (6,669,955)    (18,676,268)     (9,744,424)
                                                    ------------    ------------    -----------    ------------    ------------
Change in unrealized appreciation
   (depreciation) from:
     Investments (net of foreign taxes) .........     94,611,384      33,035,150      5,129,419      26,689,797      10,019,838
     Futures and options contracts ..............        625,442         381,287             --              --              --
     Swap and swaption contracts ................             --              --             --              --              --
     Foreign currency related transactions ......             --              --             --              --              --
                                                    ------------    ------------    -----------    ------------    ------------
                                                      95,236,826      33,416,437      5,129,419      26,689,797      10,019,838
                                                    ------------    ------------    -----------    ------------    ------------
Net gain (loss) on investments and foreign
   currency transactions ........................     40,634,738      18,287,456     (1,540,536)      8,013,529         275,414
                                                    ------------    ------------    -----------    ------------    ------------
Net increase (decrease) in net assets
   resulting from operations ....................   $ 42,957,996    $ 18,232,311    $(1,553,042)   $  7,061,648    $    199,523
                                                    ============    ============    ===========    ============    ============



                                                                                                         GLOBAL SCIENCE
                                                     SMALL CAP        SMALL CAP                           & TECHNOLOGY
                                                    CORE EQUITY     GROWTH EQUITY   U.S. OPPORTUNITIES    OPPORTUNITIES
FOR THE PERIOD ENDED MARCH 31, 2003 (UNAUDITED)      PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                    ------------    -------------   ------------------    ------------
Investment income:
   Interest .....................................   $        190    $     91,097        $     86,808      $     6,356
   Securities lending income ....................             --          22,781                  --               --
   Dividends ....................................          3,226         120,166             179,431           37,818
   Foreign taxes withheld .......................             --              --                  --           (5,273)
                                                    ------------    ------------        ------------      -----------
        Total investment income .................          3,416         234,044             266,239           38,901
                                                    ------------    ------------        ------------      -----------
Expenses:
   Investment advisory fee ......................          4,331         825,930             535,753          124,169
   Administration fee ...........................            996         345,478             112,023           31,734
   Custodian fee ................................         25,914          67,525              35,915           18,269
   Transfer agent fee ...........................            135         126,531              88,436           33,507
   Shareholder servicing fees ...................             --         172,027             110,446           31,750
   Shareholder processing fees ..................             --         109,753              66,398           19,060
   Distribution fees ............................             --         116,767             228,949           60,503
   Legal and audit ..............................         38,286          24,390               2,457               --
   Printing .....................................            130           9,489               1,352            1,407
   Registration fees and expenses ...............             --          51,036              47,107           49,193
   Trustees' fees ...............................             17           2,699               2,261              390
   Other ........................................          1,092          11,428               5,062            3,454
                                                    ------------    ------------        ------------      -----------
                                                          70,901       1,863,053           1,236,159          373,436
   Less investment advisory and
     administration fees waived .................         (5,327)        (94,355)            (72,210)         (78,430)
   Expenses reimbursed by advisor ...............        (59,944)             --                  --               --
                                                    ------------    ------------        ------------      -----------
        Total operating expenses ................          5,630       1,768,698           1,163,949          295,006
                                                    ------------    ------------        ------------      -----------
   Interest expense .............................             --              --                  --               --
                                                    ------------    ------------        ------------      -----------
        Total expenses ..........................          5,630       1,768,698           1,163,949          295,006
                                                    ------------    ------------        ------------      -----------
   Net investment income (loss) .................         (2,214)     (1,534,654)           (897,710)        (256,105)
                                                    ------------    ------------        ------------      -----------
Realized and unrealized gain (loss) on
   investments and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ..................        (11,478)    (16,253,792)        (10,822,213)      (3,282,672)
     Futures and options contracts ..............             --              --                  --           55,767
     Swap and swaption contracts ................             --              --                  --               --
     Foreign currency related transactions ......             --              --                  --          (14,240)
                                                    ------------    ------------        ------------      -----------
                                                         (11,478)    (16,253,792)        (10,822,213)      (3,241,145)
                                                    ------------    ------------        ------------      -----------
Change in unrealized appreciation
   (depreciation) from:
     Investments (net of foreign taxes) .........         35,783      24,700,810           9,663,594        4,038,226
     Futures and options contracts ..............             --              --                  --            9,316
     Swap and swaption contracts ................             --              --                  --               --
     Foreign currency related transactions ......             --              --                  23            3,476
                                                    ------------    ------------        ------------      -----------
                                                          35,783      24,700,810           9,663,617        4,051,018
                                                    ------------    ------------        ------------      -----------
Net gain (loss) on investments and foreign
   currency transactions ........................         24,305       8,447,018          (1,158,596)         809,873
                                                    ------------    ------------        ------------      -----------
Net increase (decrease) in net assets
   resulting from operations ....................   $     22,091    $  6,912,364        $ (2,056,306)     $   553,768
                                                    ============    ============        ============      ===========




                                                       EUROPEAN     INTERNATIONAL    INTERNATIONAL
                                                        EQUITY         EQUITY        OPPORTUNITIES
FOR THE PERIOD ENDED MARCH 31, 2003 (UNAUDITED)       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                    ------------    -------------    -------------
Investment income:
   Interest .....................................   $        492    $     15,828      $    34,565
   Securities lending income ....................             --          19,448            1,299
   Dividends ....................................         55,757       1,218,235          605,839
   Foreign taxes withheld .......................         (6,111)       (180,240)         (61,456)
                                                    ------------    ------------      -----------
        Total investment income .................         50,138       1,073,271          580,247
                                                    ------------    ------------      -----------
Expenses:
   Investment advisory fee ......................         31,466         851,574          614,168
   Administration fee ...........................          8,042         262,558          141,411
   Custodian fee ................................         16,140              --           60,606
   Transfer agent fee ...........................          3,133          50,831           68,212
   Shareholder servicing fees ...................          3,029          52,785           89,599
   Shareholder processing fees ..................          1,817          43,008           54,002
   Distribution fees ............................          6,976          17,115          166,164
   Legal and audit ..............................             --           6,554            4,838
   Printing .....................................            137           9,960            6,641
   Registration fees and expenses ...............         48,872          61,690           51,067
   Trustees' fees ...............................            124           3,548            1,920
   Other ........................................          4,981          11,702           12,207
                                                    ------------    ------------      -----------
                                                         124,717       1,371,325        1,270,835
   Less investment advisory and
     administration fees waived .................        (39,508)        (25,413)         (96,520)
   Expenses reimbursed by advisor ...............        (21,843)             --               --
                                                    ------------    ------------      -----------
        Total operating expenses ................         63,366       1,345,912        1,174,315
                                                    ------------    ------------      -----------
   Interest expense .............................             --              --               --
                                                    ------------    ------------      -----------
        Total expenses ..........................         63,366       1,345,912        1,174,315
                                                    ------------    ------------      -----------
   Net investment income (loss) .................        (13,228)       (272,641)        (594,068)
                                                    ------------    ------------      -----------
Realized and unrealized gain (loss) on
   investments and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) ..................     (1,790,163)    (46,859,636)        (776,873)
     Futures and options contracts ..............         (6,819)             --               --
     Swap and swaption contracts ................             --              --               --
     Foreign currency related transactions ......          9,108          92,910          (42,869)
                                                    ------------    ------------      -----------
                                                      (1,787,874)    (46,766,726)        (819,742)
                                                    ------------    ------------      -----------
Change in unrealized appreciation
   (depreciation) from:
     Investments (net of foreign taxes) .........      1,707,563      35,881,860          788,375
     Futures and options contracts ..............        (18,081)             --               --
     Swap and swaption contracts ................             --              --               --
     Foreign currency related transactions ......           (602)        (22,575)         (32,133)
                                                    ------------    ------------      -----------
                                                       1,688,880      35,859,285          756,242
                                                    ------------    ------------      -----------
Net gain (loss) on investments and foreign
   currency transactions ........................        (98,994)    (10,907,441)         (63,500)
                                                    ------------    ------------      -----------
Net increase (decrease) in net assets
   resulting from operations ....................   $   (112,222)   $(11,180,082)     $  (657,568)
                                                    ============    ============      ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 64 and 65

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS (CONCLUDED)

                                                          ASIA PACIFIC      SELECT            INDEX
                                                             EQUITY         EQUITY           EQUITY          BALANCED
FOR THE PERIOD ENDED MARCH 31, 2003 (UNAUDITED)             PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                         ------------    -------------    -------------    ------------
Investment income:
   Interest ..........................................     $     227      $    11,560    $          --    $  2,300,432
   Securities lending income .........................            --           13,593               --          12,286
   Dividends .........................................        20,912        1,470,277               --       1,134,313
   Net investment income from master .................            --               --       13,525,929              --
   Foreign taxes withheld ............................        (2,804)              --               --              --
                                                           ---------      -----------    -------------    ------------
        Total investment income ......................        18,335        1,495,430       13,525,929       3,447,031
                                                           ---------      -----------    -------------    ------------
Expenses:
   Investment advisory fee ...........................         8,065          442,258               --         475,933
   Administration fee ................................         2,062          184,974        1,627,046         199,028
   Custodian fee .....................................            --           27,168               46          54,910
   Transfer agent fee ................................           655           63,131          542,575         101,641
   Shareholder servicing fees ........................           123           62,641          934,190         188,222
   Shareholder processing fees .......................            74           38,444          578,753         113,834
   Distribution fees .................................           183           91,626        1,731,491         170,509
   Legal and audit ...................................            30           16,739           77,765           5,758
   Printing ..........................................            --            2,535          152,488              --
   Registration fees and expenses ....................        49,226           45,108           30,522          43,109
   Trustees' fees ....................................            24            1,788           21,333             396
   Other .............................................         7,657            9,110           10,274          12,638
                                                           ---------      -----------    -------------    ------------
                                                              68,099          985,522        5,706,483       1,365,978
   Less fees waived ..................................       (10,127)        (121,306)        (759,009)        (97,154)
   Expenses reimbursed by advisor ....................       (44,564)              --               --              --
                                                           ---------      -----------    -------------    ------------
        Total operating expenses .....................        13,408          864,216        4,947,474       1,268,824
                                                           ---------      -----------    -------------    ------------
   Interest expense ..................................            --               --               --          85,251
                                                           ---------      -----------    -------------    ------------
        Total expenses ...............................        13,408          864,216        4,947,474       1,354,075
                                                           ---------      -----------    -------------    ------------
   Net investment income .............................         4,927          631,214        8,578,455       2,092,956
                                                           ---------      -----------    -------------    ------------
Realized and unrealized gain (loss) on investments
   and foreign currency transactions:
   Net realized gain (loss) from:
     Investment transactions
        (net of foreign taxes) .......................      (146,707)      (1,500,741)    (111,571,992)     (4,433,889)
     Futures and options contracts ...................        (6,955)        (185,249)         348,689        (222,350)
     Swap and swaption contracts .....................            --               --               --        (136,826)
     Foreign currency related transactions ...........        (4,092)              --               --              --
                                                           ---------      -----------    -------------    ------------
                                                            (157,754)      (1,685,990)    (111,223,303)     (4,793,065)
                                                           ---------      -----------    -------------    ------------
Change in unrealized appreciation (depreciation) from:
     Investments (net of foreign taxes) ..............       (34,775)      11,771,642      173,933,381      10,698,080
     Futures and options contracts ...................            --            3,864        2,176,574         (17,641)
     Swap and swaption contracts .....................            --               --               --         181,488
     Foreign currency related transactions ...........        (2,050)              --               --              --
                                                           ---------      -----------    -------------    ------------
                                                             (36,825)      11,775,506      176,109,955      10,861,927
                                                           ---------      -----------    -------------    ------------
Net gain (loss) on investments and foreign
   currency transactions .............................      (194,579)      10,089,516       64,886,652       6,068,862
                                                           ---------      -----------    -------------    ------------
Net increase (decrease) in net assets
   resulting from operations .........................     $(189,652)     $10,720,730    $  73,465,107    $  8,161,818
                                                           =========      ===========    =============    ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----
 66

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                   LARGE CAP                           LARGE CAP
                                                            VALUE EQUITY PORTFOLIO              GROWTH EQUITY PORTFOLIO
                                                        --------------------------------    ------------------------------
                                                           FOR THE                             FOR THE
                                                         SIX MONTHS          FOR THE         SIX MONTHS          FOR THE
                                                            ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                           3/31/03           9/30/02           3/31/03           9/30/02
                                                        -------------    ---------------    -------------    -------------
                                                         (UNAUDITED)                         (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................   $   2,323,258    $     7,606,188    $     (55,145)   $  (1,230,698)
    Net realized gain (loss) on investments, futures,
      options and swap and swaption contracts and
      foreign currency related transactions .........     (54,602,088)       (62,491,314)     (15,128,981)       5,181,746
    Net unrealized gain (loss) on investments,
      futures, options and swap and swaption
      contracts and foreign currency related
      transactions ..................................      95,236,826       (190,253,671)      33,416,437      (87,553,554)
                                                        -------------    ---------------    -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations .....................      42,957,996       (245,138,797)      18,232,311      (83,602,506)
                                                        -------------    ---------------    -------------    -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .............................      (1,748,571)        (6,688,642)              --               --
    Service Class ...................................        (424,171)          (600,136)              --               --
    Investor A Class ................................        (336,139)          (229,558)              --               --
    Investor B Class ................................              --                 --               --               --
    Investor C Class ................................              --                 --               --               --
                                                        -------------    ---------------    -------------    -------------
    Total distributions from net investment income ..      (2,508,881)        (7,518,336)              --               --
                                                        -------------    ---------------    -------------    -------------
  Short-term and foreign currency gains:
    Institutional Class .............................              --                 --               --               --
    Service Class ...................................              --                 --               --               --
    Investor A Class ................................              --                 --               --               --
    Investor B Class ................................              --                 --               --               --
    Investor C Class ................................              --                 --               --               --
                                                        -------------    ---------------    -------------    -------------
    Total distributions from short-term and foreign
      currency gains ................................              --                 --               --               --
                                                        -------------    ---------------    -------------    -------------
  Long-term gains:
    Institutional Class .............................              --        (37,916,978)              --               --
    Service Class ...................................              --         (6,700,090)              --               --
    Investor A Class ................................              --         (2,018,751)              --               --
    Investor B Class ................................              --           (856,460)              --               --
    Investor C Class ................................              --           (299,945)              --               --
                                                        -------------    ---------------    -------------    -------------
    Total distributions from long-term gains ........              --        (47,792,224)              --               --
                                                        -------------    ---------------    -------------    -------------
    Total distributions to shareholders .............      (2,508,881)       (55,310,560)              --               --
                                                        -------------    ---------------    -------------    -------------
Capital share transactions ..........................    (279,412,466)      (793,287,926)    (149,761,217)    (416,275,966)
                                                        -------------    ---------------    -------------    -------------
    Total decrease in net assets ....................    (238,963,351)    (1,093,737,283)    (131,528,906)    (499,878,472)
Net assets:
    Beginning of period .............................     602,919,425      1,696,656,708      282,722,333      782,600,805
                                                        -------------    ---------------    -------------    -------------
    End of period ...................................   $ 363,956,074    $   602,919,425    $ 151,193,427    $ 282,722,333
                                                        =============    ===============    =============    =============



                                                                  MID-CAP VALUE                  MID-CAP GROWTH
                                                                EQUITY PORTFOLIO                EQUITY PORTFOLIO
                                                         -----------------------------    ------------------------------
                                                            FOR THE                         FOR THE
                                                          SIX MONTHS        FOR THE       SIX MONTHS          FOR THE
                                                             ENDED        YEAR ENDED         ENDED          YEAR ENDED
                                                            3/31/03         9/30/02         3/31/03          9/30/02
                                                         ------------    -------------    -------------    -------------
                                                         (UNAUDITED)                       (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................    $    (12,506)   $    (128,210)   $   (951,881)   $  (3,949,936)
    Net realized gain (loss) on investments, futures,
      options and swap and swaption contracts and
      foreign currency related transactions .........      (6,669,955)       7,110,713     (18,676,268)     (35,709,734)
    Net unrealized gain (loss) on investments,
      futures, options and swap and swaption
      contracts and foreign currency related
      transactions ..................................       5,129,419       (4,104,011)     26,689,797       10,234,919
                                                         ------------    -------------    ------------    -------------
    Net increase (decrease) in net assets
      resulting from operations .....................      (1,553,042)       2,878,492       7,061,648      (29,424,751)
                                                         ------------    -------------    ------------    -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .............................              --         (236,522)             --               --
    Service Class ...................................              --               --              --               --
    Investor A Class ................................              --               --              --               --
    Investor B Class ................................              --               --              --               --
    Investor C Class ................................              --               --              --               --
                                                         ------------    -------------    ------------    -------------
    Total distributions from net investment income ..              --         (236,522)             --               --
                                                         ------------    -------------    ------------    -------------
  Short-term and foreign currency gains:
    Institutional Class .............................              --               --              --               --
    Service Class ...................................              --               --              --               --
    Investor A Class ................................              --               --              --               --
    Investor B Class ................................              --               --              --               --
    Investor C Class ................................              --               --              --               --
                                                         ------------    -------------    ------------    -------------
    Total distributions from short-term and foreign
      currency gains ................................              --               --              --               --
                                                         ------------    -------------    ------------    -------------
  Long-term gains:
    Institutional Class .............................      (3,510,191)         (59,779)             --               --
    Service Class ...................................        (867,345)              --              --               --
    Investor A Class ................................        (353,578)              --              --               --
    Investor B Class ................................        (545,894)              --              --               --
    Investor C Class ................................        (170,273)              --              --               --
                                                         ------------    -------------    ------------    -------------
    Total distributions from long-term gains ........      (5,447,281)         (59,779)             --               --
                                                         ------------    -------------    ------------    -------------
    Total distributions to shareholders .............      (5,447,281)        (296,301)             --               --
                                                         ------------    -------------    ------------    -------------
Capital share transactions ..........................     (30,215,350)    (165,773,984)    (53,511,765)    (246,668,549)
                                                         ------------    -------------    ------------    -------------
    Total decrease in net assets ....................     (37,215,673)    (163,191,793)    (46,450,117)    (276,093,300)
Net assets:
    Beginning of period .............................      86,449,176      249,640,969     173,931,463      450,024,763
                                                         ------------    -------------    ------------    -------------
    End of period ...................................    $ 49,233,503    $  86,449,176    $127,481,346    $ 173,931,463
                                                         ============    =============    ============    =============



                                                                  SMALL CAP
                                                           VALUE EQUITY PORTFOLIO
                                                        ------------------------------
                                                           FOR THE
                                                          SIX MONTHS         FOR THE
                                                             ENDED         YEAR ENDED
                                                           3/31/03          9/30/02
                                                        -------------    -------------
                                                         (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................   $    (75,891)   $    (726,693)
    Net realized gain (loss) on investments, futures,
      options and swap and swaption contracts and
      foreign currency related transactions .........     (9,744,424)      38,255,268
    Net unrealized gain (loss) on investments,
      futures, options and swap and swaption
      contracts and foreign currency related
      transactions ..................................     10,019,838      (34,697,660)
                                                        ------------    -------------
    Net increase (decrease) in net assets
      resulting from operations .....................        199,523        2,830,915
                                                        ------------    -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .............................             --         (166,474)
    Service Class ...................................             --               --
    Investor A Class ................................             --               --
    Investor B Class ................................             --               --
    Investor C Class ................................             --               --
                                                        ------------    -------------
    Total distributions from net investment income ..             --         (166,474)
                                                        ------------    -------------
  Short-term and foreign currency gains:
    Institutional Class .............................             --       (7,904,498)
    Service Class ...................................             --         (830,956)
    Investor A Class ................................             --         (972,665)
    Investor B Class ................................             --         (419,728)
    Investor C Class ................................             --         (173,690)
                                                        ------------    -------------
    Total distributions from short-term and foreign
      currency gains ................................             --      (10,301,537)
                                                        ------------    -------------
  Long-term gains:
    Institutional Class .............................    (15,284,848      (38,489,057)
    Service Class ...................................     (1,810,143)      (4,125,511)
    Investor A Class ................................     (7,729,241)      (4,829,223)
    Investor B Class ................................     (2,156,019)      (2,083,854)
    Investor C Class ................................       (892,109)        (862,361)
                                                        ------------    -------------
    Total distributions from long-term gains ........    (27,872,360)     (50,390,006)
                                                        ------------    -------------
    Total distributions to shareholders .............    (27,872,360)     (60,858,017)
                                                        ------------    -------------
Capital share transactions ..........................    (47,552,632)    (213,707,486)
                                                        ------------    -------------
    Total decrease in net assets ....................    (75,225,469)    (271,734,588)
Net assets:
    Beginning of period .............................    194,372,576      466,107,164
                                                        ------------    -------------
    End of period ...................................   $119,147,107    $ 194,372,576
                                                        ============    =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 68 and 69

                                 BLACKROCK FUNDS


                                                                     SMALL CAP                  SMALL CAP
                                                                    CORE EQUITY               GROWTH EQUITY
                                                                     PORTFOLIO                  PORTFOLIO
                                                          ---------------------------  --------------------------------
                                                            FOR THE      FOR THE         FOR THE
                                                          SIX MONTHS     PERIOD         SIX MONTHS          FOR THE
                                                             ENDED   1/2/02 1 THROUGH      ENDED          YEAR ENDED
                                                            3/31/03      9/30/02         3/31/03           9/30/02
                                                          ----------- ---------------- -------------    ---------------
                                                          (UNAUDITED)                  (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .......................    $ (2,214)   $    (4,310)   $ (1,534,654)   $    (6,451,517)
    Net realized loss on investments, futures, options,
      swap and swaption contracts and foreign currency
      related transactions .............................     (11,478)      (145,333)    (16,253,792)      (136,177,816)
    Net unrealized gain (loss) on investments, futures,
      options, swap and swaption contracts and foreign
      currency related transactions ....................      35,783        (15,467)     24,700,810         43,449,233
                                                            --------    -----------    ------------    ---------------
    Net increase (decrease) in net assets resulting from
      operations .......................................      22,901       (165,110)      6,912,364        (99,180,100)
                                                            --------    -----------    ------------    ---------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ................................          --             --              --                 --
    Service Class ......................................          --             --              --                 --
    Investor A Class ...................................          --             --              --                 --
    Investor B Class ...................................          --             --              --                 --
    Investor C Class ...................................          --             --              --                 --
                                                            --------    -----------    ------------    ---------------
    Total distributions from net investment income .....          --             --              --                 --
                                                            --------    -----------    ------------    ---------------
  Capital:
    Institutional Class ................................          --             --              --                 --
    Service Class ......................................          --             --              --                 --
    Investor A Class ...................................          --             --              --                 --
    Investor B Class ...................................          --             --              --                 --
    Investor C Class ...................................          --             --              --                 --
                                                            --------    -----------    ------------    ---------------
    Total distributions from capital ...................          --             --              --                 --
                                                            --------    -----------    ------------    ---------------
  Long-term gains:
    Institutional Class ................................          --             --              --                 --
    Service Class ......................................          --             --              --                 --
    Investor A Class ...................................          --             --              --                 --
    Investor B Class ...................................          --             --              --                 --
    Investor C Class ...................................          --             --              --                 --
                                                            --------    -----------    ------------    ---------------
    Total distributions from long-term gains ...........          --             --              --                 --
                                                            --------    -----------    ------------    ---------------
    Total distributions to shareholders ................          --             --              --                 --
                                                            --------    -----------    ------------    ---------------
Capital share transactions .............................          --      1,000,500     (76,141,843)      (692,787,800)
                                                            --------    -----------    ------------    ---------------
Redemption fees ........................................          --             --          22,785                 --
                                                            --------    -----------    ------------    ---------------
    Total increase (decrease) in net assets ............      22,091        835,390     (69,206,694)      (791,967,900)
Net assets:
    Beginning of period ................................     835,390             --     333,123,788      1,125,091,688
                                                            --------    -----------    ------------    ---------------
    End of period ......................................    $857,481    $   835,390    $263,917,094    $   333,123,788
                                                            ========    ===========    ============    ===============



                                                                                                     GLOBAL SCIENCE
                                                                 U.S. OPPORTUNITIES            & TECHNOLOGY OPPORTUNITIES
                                                                      PORTFOLIO                         PORTFOLIO
                                                            ------------------------------    ----------------------------
                                                               FOR THE                           FOR THE
                                                             SIX MONTHS         FOR THE         SIX MONTHS        FOR THE
                                                                ENDED         YEAR ENDED           ENDED        YEAR ENDED
                                                               3/31/03          9/30/02           3/31/03         9/30/02
                                                            -------------    -------------    ------------    ------------
                                                             (UNAUDITED)                       (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .......................    $    (897,710)   $  (3,822,337)    $  (256,105)   $   (905,375)
    Net realized loss on investments, futures, options,
      swap and swaption contracts and foreign currency
      related transactions .............................      (10,822,213)     (27,407,679)     (3,241,145)     (2,026,963)
    Net unrealized gain (loss) on investments, futures,
      options, swap and swaption contracts and foreign
      currency related transactions ....................        9,663,617       (5,429,548)      4,051,018      (1,767,659)
                                                            -------------    -------------     -----------    ------------
    Net increase (decrease) in net assets resulting from
      operations .......................................       (2,056,306)     (36,659,564)        553,768      (4,699,997)
                                                            -------------    -------------     -----------    ------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ................................               --         (749,219)             --              --
    Service Class ......................................               --          (17,936)             --              --
    Investor A Class ...................................               --         (803,632)             --              --
    Investor B Class ...................................               --         (593,139)             --              --
    Investor C Class ...................................               --         (306,144)             --              --
                                                            -------------    -------------     -----------    ------------
    Total distributions from net investment income .....               --       (2,470,070)             --              --
                                                            -------------    -------------     -----------    ------------
  Capital:
    Institutional Class ................................               --               --              --              --
    Service Class ......................................               --               --              --              --
    Investor A Class ...................................               --               --              --              --
    Investor B Class ...................................               --               --              --              --
    Investor C Class ...................................               --               --              --              --
                                                            -------------    -------------     -----------    ------------
    Total distributions from capital ...................               --               --              --              --
                                                            -------------    -------------     -----------    ------------
  Long-term gains:
    Institutional Class ................................               --               --              --              --
    Service Class ......................................               --               --              --              --
    Investor A Class ...................................               --               --              --              --
    Investor B Class ...................................               --               --              --              --
    Investor C Class ...................................               --               --              --              --
                                                            -------------    -------------     -----------    ------------
    Total distributions from long-term gains ...........               --               --              --              --
                                                            -------------    -------------     -----------    ------------
    Total distributions to shareholders ................               --       (2,470,070)             --              --
                                                            -------------    -------------     -----------    ------------
Capital share transactions .............................      (18,701,181)     (64,452,454)     (4,124,179)    (17,355,420)
                                                            -------------    -------------     -----------    ------------
Redemption fees ........................................               --               --              --              --
                                                            -------------    -------------     -----------    ------------
    Total increase (decrease) in net assets ............      (20,757,487)    (103,582,088)     (3,570,411)    (22,055,417)
Net assets:
    Beginning of period ................................      105,985,659      209,567,747      27,473,303      49,528,720
                                                            -------------    -------------     -----------    ------------
    End of period ......................................    $  85,228,172    $ 105,985,659     $23,902,892    $ 27,473,303
                                                            =============    =============     ===========    ============



                                                                       EUROPEAN                    INTERNATIONAL
                                                                  EQUITY PORTFOLIO              EQUITY PORTFOLIO
                                                             --------------------------    ------------------------------
                                                              FOR THE                        FOR THE
                                                             SIX MONTHS       FOR THE       SIX MONTHS         FOR THE
                                                                ENDED       YEAR ENDED         ENDED         YEAR ENDED
                                                               3/31/03        9/30/02         3/31/03          9/30/02
                                                             -----------    -----------    -------------    -------------
                                                             (UNAUDITED)                    (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) .......................     $   (13,228)   $   211,311    $    (272,641)   $  12,970,171
    Net realized loss on investments, futures, options,
      swap and swaption contracts and foreign currency
      related transactions .............................      (1,787,874)    (1,604,680)     (46,766,726)     (71,499,503)
    Net unrealized gain (loss) on investments, futures,
      options, swap and swaption contracts and foreign
      currency related transactions ....................       1,688,880       (899,645)      35,859,285       19,842,652
                                                             -----------    -----------    -------------    -------------
    Net increase (decrease) in net assets resulting from
      operations .......................................        (112,222)    (2,293,014)     (11,180,082)     (38,686,680)
                                                             -----------    -----------    -------------    -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class ................................         (29,362)      (145,115)              --               --
    Service Class ......................................              --             (2)              --               --
    Investor A Class ...................................              --        (13,745)              --               --
    Investor B Class ...................................              --        (19,360)              --               --
    Investor C Class ...................................              --         (6,775)              --               --
                                                             -----------    -----------    -------------    -------------
    Total distributions from net investment income .....         (29,362)      (184,997)              --               --
                                                             -----------    -----------    -------------    -------------
  Capital:
    Institutional Class ................................              --             --               --         (135,766)
    Service Class ......................................              --             --               --          (24,880)
    Investor A Class ...................................              --             --               --           (9,827)
    Investor B Class ...................................              --             --               --           (1,520)
    Investor C Class ...................................              --             --               --             (582)
                                                             -----------    -----------    -------------    -------------
    Total distributions from capital ...................              --             --               --         (172,575)
                                                             -----------    -----------    -------------    -------------
  Long-term gains:
    Institutional Class ................................              --             --               --       (2,023,139)
    Service Class ......................................              --             --               --         (368,858)
    Investor A Class ...................................              --             --               --         (145,702)
    Investor B Class ...................................              --             --               --          (22,542)
    Investor C Class ...................................              --             --               --           (8,627)
                                                             -----------    -----------    -------------    -------------
    Total distributions from long-term gains ...........              --             --               --       (2,568,868)
                                                             -----------    -----------    -------------    -------------
    Total distributions to shareholders ................         (29,362)      (184,997)              --       (2,741,443)
                                                             -----------    -----------    -------------    -------------
Capital share transactions .............................      (2,353,847)       682,827     (172,971,325)    (192,832,486)
                                                             -----------    -----------    -------------    -------------
Redemption fees ........................................             142          6,386           74,184          187,774
                                                             -----------    -----------    -------------    -------------
    Total increase (decrease) in net assets ............      (2,495,289)    (1,788,798)    (184,077,223)    (234,072,835)
Net assets:
    Beginning of period ................................       7,730,804      9,519,602      310,410,389      544,483,224
                                                             -----------    -----------    -------------    -------------
    End of period ......................................     $ 5,235,515    $ 7,730,804    $ 126,333,166    $ 310,410,389
                                                             ===========    ===========    =============    =============

-------------
1 Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 70 and 71

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                INTERNATIONAL
                                                                OPPORTUNITIES                   ASIA PACIFIC
                                                                  PORTFOLIO                   EQUITY PORTFOLIO
                                                        ----------------------------    -------------------------
                                                           FOR THE                        FOR THE
                                                         SIX MONTHS        FOR THE      SIX MONTHS      FOR THE
                                                            ENDED        YEAR ENDED        ENDED      YEAR ENDED
                                                           3/31/03         9/30/02        3/31/03       9/30/02
                                                        ------------    ------------    ----------    -----------
                                                        (UNAUDITED)                     (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................   $   (594,068)   $   (364,761)   $    4,927    $   (5,822)
    Net realized gain (loss) on investments, futures,
      options, swap and swaption contracts and
      foreign currency related transactions .........       (819,742)      3,588,161      (157,754)     (311,713)
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions .....        756,242      (1,498,241)      (36,825)      259,658
                                                        ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
      resulting from operations .....................       (657,568)      1,725,159      (189,652)      (57,877)
                                                        ------------    ------------    ----------    ----------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .............................             --              --        (1,650)       (5,615)
    Service Class ...................................             --              --            --            --
    Investor A Class ................................             --              --            --            --
    Investor B Class ................................             --              --            --            --
    Investor C Class ................................             --              --            --            --
                                                        ------------    ------------    ----------    ----------
    Total distributions from net investment income ..             --              --        (1,650)       (5,615)
                                                        ------------    ------------    ----------    ----------
  Short-term and foreign currency gains:
    Institutional Class .............................             --              --            --       (13,034)
    Service Class ...................................             --              --            --            --
    Investor A Class ................................             --              --            --            --
    Investor B Class ................................             --              --            --            --
    Investor C Class ................................             --              --            --            --
                                                        ------------    ------------    ----------    ----------
    Total distributions from short-term and foreign
       currency gains ...............................             --              --            --       (13,034)
                                                        ------------    ------------    ----------    ----------
    Total distributions to shareholders .............             --              --        (1,650)      (18,649)
                                                        ------------    ------------    ----------    ----------
Capital share transactions ..........................    (12,953,662)    (15,454,798)          313       (73,384)
                                                        ------------    ------------    ----------    ----------
Redemption fees .....................................         66,874         323,149            --         2,961
                                                        ------------    ------------    ----------    ----------
    Total decrease in net assets ....................    (13,544,356)    (13,406,490)     (190,989)     (146,949)
Net assets:
    Beginning of period .............................    125,319,411     138,725,901     1,824,492     1,971,441
                                                        ------------    ------------    ----------    ----------
    End of period ...................................   $111,775,055    $125,319,411    $1,633,503    $1,824,492
                                                        ============    ============    ==========    ==========




                                                                    SELECT                                INDEX
                                                               EQUITY PORTFOLIO                     EQUITY PORTFOLIO
                                                        -----------------------------    --------------------------------
                                                           FOR THE                            FOR THE
                                                         SIX MONTHS        FOR THE          SIX MONTHS         FOR THE
                                                            ENDED        YEAR ENDED            ENDED         YEAR ENDED
                                                           3/31/03         9/30/02            3/31/03          9/30/02
                                                        ------------    -------------    --------------    --------------
                                                         (UNAUDITED)                        (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................   $    631,214    $   1,459,982    $    8,578,455    $   12,854,962
    Net realized gain (loss) on investments, futures,
      options, swap and swaption contracts and
      foreign currency related transactions .........     (1,685,990)     (22,003,450)     (111,223,303)      (91,838,783)
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions .....     11,775,506      (50,133,540)      176,109,955      (349,633,673)
                                                        ------------    -------------    --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations .....................     10,720,730      (70,677,008)       73,465,107      (428,617,494)
                                                        ------------    -------------    --------------    --------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .............................     (1,248,052)              --        (5,919,078)       (9,983,695)
    Service Class ...................................             --               --          (435,058)         (729,259)
    Investor A Class ................................       (212,107)              --        (1,579,660)       (2,138,035)
    Investor B Class ................................             --               --          (451,656)               --
    Investor C Class ................................             --               --          (695,854)               --
                                                        ------------    -------------    --------------    --------------
    Total distributions from net investment income ..     (1,460,159)              --        (9,081,306)      (12,850,989)
                                                        ------------    -------------    --------------    --------------
  Short-term and foreign currency gains:
    Institutional Class .............................             --               --                --                --
    Service Class ...................................             --               --                --                --
    Investor A Class ................................             --               --                --                --
    Investor B Class ................................             --               --                --                --
    Investor C Class ................................             --               --                --                --
                                                        ------------    -------------    --------------    --------------
    Total distributions from short-term and foreign
       currency gains ...............................             --               --                --                --
                                                        ------------    -------------    --------------    --------------
    Total distributions to shareholders .............     (1,460,159)              --        (9,081,306)      (12,850,989)
                                                        ------------    -------------    --------------    --------------
Capital share transactions ..........................    (72,738,875)    (722,418,569)     (144,553,188)      343,911,312
                                                        ------------    -------------    --------------    --------------
Redemption fees .....................................             --               --                --                --
                                                        ------------    -------------    --------------    --------------
    Total decrease in net assets ....................    (63,478,304)    (793,095,577)      (80,169,387)      (97,557,171)
Net assets:
    Beginning of period .............................    187,513,802      980,609,379     1,473,422,788     1,570,979,959
                                                        ------------    -------------    --------------    --------------
    End of period ...................................   $124,035,498    $ 187,513,802    $1,393,253,401    $1,473,422,788
                                                        ============    =============    ==============    ==============



                                                                 BALANCED PORTFOLIO
                                                          -----------------------------
                                                             FOR THE
                                                           SIX MONTHS        FOR THE
                                                              ENDED        YEAR ENDED
                                                             3/31/03         9/30/02
                                                          ------------    -------------
                                                           (UNAUDITED)
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ....................     $  2,092,956    $   7,451,641
    Net realized gain (loss) on investments, futures,
      options, swap and swaption contracts and
      foreign currency related transactions .........       (4,793,065)     (25,113,357)
    Net unrealized gain (loss) on investments,
      futures, options, swap and swaption contracts
      and foreign currency related transactions .....       10,861,927       (6,153,672)
                                                          ------------    -------------
    Net increase (decrease) in net assets
      resulting from operations .....................        8,161,818      (23,815,388)
                                                          ------------    -------------
Distributions to shareholders from:
  Net investment income:
    Institutional Class .............................         (328,508)      (1,850,151)
    Service Class ...................................          (42,325)        (374,339)
    Investor A Class ................................       (1,365,295)      (4,146,870)
    Investor B Class ................................         (394,877)        (984,216)
    Investor C Class ................................          (45,028)        (127,004)
                                                          ------------    -------------
    Total distributions from net investment income ..       (2,176,033)      (7,482,580)
                                                          ------------    -------------
  Short-term and foreign currency gains:
    Institutional Class .............................               --               --
    Service Class ...................................               --               --
    Investor A Class ................................               --               --
    Investor B Class ................................               --               --
    Investor C Class ................................               --               --
                                                          ------------    -------------
    Total distributions from short-term and foreign
       currency gains ...............................               --               --
                                                          ------------    -------------
    Total distributions to shareholders .............       (2,176,033)      (7,482,580)
                                                          ------------    -------------
Capital share transactions ..........................      (51,175,942)    (318,544,958)
                                                          ------------    -------------
Redemption fees .....................................               --               --
                                                          ------------    -------------
    Total decrease in net assets ....................      (45,190,157)    (349,842,926)
Net assets:
    Beginning of period .............................      188,729,218      538,572,144
                                                          ------------    -------------
    End of period ...................................     $143,539,061    $ 188,729,218
                                                          ============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 72 and 73

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               NET                      NET GAIN                                  NET                 NET
                              ASSET                     (LOSS) ON    DISTRIBUTIONS DISTRIBUTIONS ASSET              ASSETS
                              VALUE         NET        INVESTMENTS     FROM NET      FROM NET    VALUE              END OF
                            BEGINNING   INVESTMENT   (BOTH REALIZED   INVESTMENT     REALIZED   END OF    TOTAL     PERIOD
                            OF PERIOD  INCOME (LOSS) AND UNREALIZED)    INCOME         GAINS    PERIOD   RETURN      (000)
------------------------------------------------------------------------------------------------------------------------------
----------------------
LARGE CAP VALUE EQUITY
----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $ 8.82      $ 0.07        $  0.39         $(0.07)       $   --    $ 9.21    5.15%   $  202,750
9/30/02                        12.60        0.10          (3.42)         (0.09)        (0.37)     8.82  (27.41)      369,792
9/30/01                        15.13        0.14          (1.28)         (0.14)        (1.25)    12.60   (8.22)    1,345,903
9/30/00                        15.75        0.16           0.79          (0.16)        (1.41)    15.13    6.24     1,821,839
9/30/99                        14.69        0.22           2.01          (0.22)        (0.95)    15.75   15.38     1,909,445
9/30/98                        17.53        0.22          (0.58)         (0.23)        (2.25)    14.69   (2.27)    1,841,171

SERVICE CLASS
10/1/02 through 3/31/03 15    $ 8.83      $ 0.05        $  0.39         $(0.05)       $   --    $ 9.22    4.96%    $  74,379
9/30/02                        12.61        0.06          (3.42)         (0.05)        (0.37)     8.83  (27.66)      133,903
9/30/01                        15.13        0.10          (1.27)         (0.10)        (1.25)    12.61   (8.44)      254,166
9/30/00                        15.75        0.11           0.79          (0.11)        (1.41)    15.13    5.91       337,993
9/30/99                        14.69        0.16           2.02          (0.17)        (0.95)    15.75   15.03       374,907
9/30/98                        17.52        0.21          (0.61)         (0.18)        (2.25)    14.69   (2.50)      387,323

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $ 8.83      $ 0.03        $  0.39         $(0.04)       $   --    $ 9.21    4.79% 3  $  66,041
9/30/02                        12.59        0.02          (3.39)         (0.02)        (0.37)     8.83  (27.70) 3     76,044
9/30/01                        15.11        0.07          (1.27)         (0.07)        (1.25)    12.59   (8.64) 3     57,672
9/30/00                        15.74        0.10           0.77          (0.09)        (1.41)    15.11    5.71 3      56,689
9/30/99                        14.68        0.16           2.01          (0.16)        (0.95)    15.74   14.85 3      61,657
9/30/98                        17.52        0.17          (0.60)         (0.16)        (2.25)    14.68   (2.63) 3     51,151

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $ 8.66      $   --        $  0.39         $   --        $   --    $ 9.05    4.50% 4  $  15,968
9/30/02                        12.43       (0.07)         (3.33)            --         (0.37)     8.66  (28.32) 4     17,312
9/30/01                        14.97       (0.03)         (1.26)            --         (1.25)    12.43   (9.36) 4     29,178
9/30/00                        15.61       (0.01)          0.77             --         (1.40)    14.97    4.93 4      31,208
9/30/99                        14.59        0.02           1.99          (0.04)        (0.95)    15.61   13.93 4      33,206
9/30/98                        17.44        0.05          (0.61)         (0.04)        (2.25)    14.59   (3.45) 4     29,450

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $ 8.67      $   --        $  0.39         $   --        $   --    $ 9.06    4.43% 4   $  4,818
9/30/02                        12.44       (0.07)         (3.33)            --         (0.37)     8.67  (28.29) 4      5,868
9/30/01                        14.97       (0.03)         (1.25)            --         (1.25)    12.44   (9.29) 4      9,738
9/30/00                        15.61        0.01           0.75             --         (1.40)    14.97    4.93 4       7,608
9/30/99                        14.59        0.03           1.98          (0.04)        (0.95)    15.61   13.93 4       4,172
9/30/98                        17.44        0.06          (0.62)         (0.04)        (2.25)    14.59   (3.45) 4      3,146

-----------------------
LARGE CAP GROWTH EQUITY
-----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $ 6.71      $ 0.01        $  0.34         $   --        $   --    $ 7.06    5.22%    $  55,542
9/30/02                         9.10       (0.01)         (2.38)            --            --      6.71  (26.26)      100,521
9/30/01                        23.72       (0.02)        (11.82)            --         (2.78)     9.10  (55.58)      557,928
9/30/00                        22.57       (0.06)          4.83             --         (3.62)    23.72   22.90     1,263,796
9/30/99                        18.14          --           6.06             --         (1.63)    22.57   35.46     1,115,368
9/30/98                        18.92        0.03           1.85          (0.02)        (2.64)    18.14   11.76       922,896

SERVICE CLASS
10/1/02 through 3/31/03 15    $ 6.60      $   --        $  0.34         $   --        $   --    $ 6.94    5.15%    $  51,706
9/30/02                         8.99       (0.02)         (2.37)            --            --      6.60  (26.59)      130,932
9/30/01                        23.52       (0.05)        (11.70)            --         (2.78)     8.99  (55.68)      158,367
9/30/00                        22.47       (0.13)          4.80             --         (3.62)    23.52   22.50       288,904
9/30/99                        18.11       (0.07)          6.06             --         (1.63)    22.47   35.10       248,901
9/30/98                        18.93       (0.03)          1.85             --         (2.64)    18.11   11.33       187,738

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $ 6.53      $(0.01)       $  0.33         $   --        $   --    $ 6.85    4.90% 3  $  28,540
9/30/02                         8.90       (0.05)         (2.32)            --            --      6.53  (26.63) 3     34,513
9/30/01                        23.36       (0.09)        (11.59)            --         (2.78)     8.90  (55.78) 3     35,609
9/30/00                        22.37       (0.16)          4.77             --         (3.62)    23.36   22.31 3      87,375
9/30/99                        18.06       (0.09)          6.03             --         (1.63)    22.37   34.91 3      61,211
9/30/98                        18.91       (0.05)          1.84             --         (2.64)    18.06   11.16 3      33,340




                                                                               RATIO OF NET
                                         RATIO OF EXPENSES                   INVESTMENT INCOME
                              RATIO OF      TO AVERAGE       RATIO OF NET       TO AVERAGE
                             EXPENSES TO    NET ASSETS     INVESTMENT INCOME    NET ASSETS     PORTFOLIO
                            AVERAGE NET     (EXCLUDING      TO AVERAGE NET      (EXCLUDING     TURNOVER
                               ASSETS        WAIVERS)           ASSETS           WAIVERS)        RATE
--------------------------------------------------------------------------------------------------------
----------------------
LARGE CAP VALUE EQUITY
----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15      0.79% 2        0.91% 2          1.13% 2            1.02% 2        93%
9/30/02                         0.79           0.84             0.72               0.68          128
9/30/01                         0.79           0.80             1.00               0.99          114
9/30/00                         0.78           0.78             1.11               1.11          121
9/30/99                         0.78           0.78             1.37               1.37           42
9/30/98                         0.83           0.84             1.45               1.44           33

SERVICE CLASS
10/1/02 through 3/31/03 15      1.09% 2        1.20% 2          0.84% 2            0.73% 2        93%
9/30/02                         1.09           1.15             0.45               0.40          128
9/30/01                         1.09           1.10             0.69               0.69          114
9/30/00                         1.08           1.08             0.82               0.82          121
9/30/99                         1.08           1.08             1.07               1.07           42
9/30/98                         1.13           1.14             1.14               1.13           33

INVESTOR A CLASS
10/1/02 through 3/31/03 15      1.26% 2        1.38% 2          0.67% 2            0.55% 2        93%
9/30/02                         1.27           1.32             0.22               0.17          128
9/30/01                         1.27           1.27             0.53               0.52          114
9/30/00                         1.23           1.23             0.66               0.66          121
9/30/99                         1.19           1.19             0.96               0.96           42
9/30/98                         1.27           1.28             0.99               0.98           33

INVESTOR B CLASS
10/1/02 through 3/31/03 15      2.01% 2        2.13% 2         (0.07)% 2          (0.19)% 2       93%
9/30/02                         2.01           2.07            (0.51)             (0.56)         128
9/30/01                         2.01           2.02            (0.23)             (0.24)         114
9/30/00                         2.00           2.00            (0.11)             (0.11)         121
9/30/99                         2.00           2.00             0.15               0.15           42
9/30/98                         2.06           2.07             0.20               0.19           33

INVESTOR C CLASS
10/1/02 through 3/31/03 15      2.01% 2        2.13% 2         (0.07)% 2          (0.19)% 2       93%
9/30/02                         2.01           2.06            (0.50)             (0.55)         128
9/30/01                         2.01           2.02            (0.24)             (0.25)         114
9/30/00                         2.00           2.00            (0.13)             (0.13)         121
9/30/99                         2.00           2.00             0.15               0.15           42
9/30/98                         2.04           2.05             0.22               0.21           33

-----------------------
LARGE CAP GROWTH EQUITY
-----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15      0.82% 2        0.94% 2          0.24% 2            0.12% 2        44%
9/30/02                         0.82           0.87            (0.05)             (0.09)         130
9/30/01                         0.82           0.83            (0.11)             (0.12)         164
9/30/00                         0.80           0.80            (0.24)             (0.24)         121
9/30/99                         0.81           0.81            (0.01)             (0.01)          60
9/30/98                         0.86           0.86             0.18               0.18           54

SERVICE CLASS
10/1/02 through 3/31/03 15      1.12% 2        1.23% 2         (0.08)% 2          (0.20)% 2       44%
9/30/02                         1.12           1.17            (0.30)             (0.34)         130
9/30/01                         1.12           1.13            (0.41)             (0.42)         164
9/30/00                         1.10           1.10            (0.54)             (0.54)         121
9/30/99                         1.11           1.11            (0.31)             (0.31)          60
9/30/98                         1.16           1.16            (0.13)             (0.13)          54

INVESTOR A CLASS
10/1/02 through 3/31/03 15      1.29% 2        1.60% 2         (0.21)% 2          (0.52)% 2       44%
9/30/02                         1.29           1.34            (0.48)             (0.52)         130
9/30/01                         1.29           1.30            (0.59)             (0.60)         164
9/30/00                         1.25           1.25            (0.70)             (0.70)         121
9/30/99                         1.22           1.22            (0.42)             (0.42)          60
9/30/98                         1.33           1.33            (0.30)             (0.30)          54


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 74 and 75

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               NET                     NET GAIN                                               NET
                              ASSET                   (LOSS) ON    DISTRIBUTIONS              DISTRIBUTIONS  ASSET
                              VALUE       NET         INVESTMENTS     FROM NET  DISTRIBUTIONS    FROM NET    VALUE
                            BEGINNING   INVESTMENT  (BOTH REALIZED  INVESTMENT      FROM         REALIZED    END OF      TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)   INCOME       CAPITAL         GAINS     PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/02 through 3/31/03 15    $ 6.11     $(0.03)       $  0.31        $   --       $   --        $   --      $ 6.39      4.58% 4
9/30/02                         8.39      (0.12)         (2.16)           --           --            --        6.11    (27.18) 4
9/30/01                        22.34      (0.19)        (10.98)           --           --         (2.78)       8.39    (56.08) 4
9/30/00                        21.68      (0.28)          4.56            --           --         (3.62)      22.34     21.37 4
9/30/99                        17.68      (0.20)          5.83            --           --         (1.63)      21.68     33.83 4
9/30/98                        18.69      (0.15)          1.78            --           --         (2.64)      17.68     10.33 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $ 6.10     $(0.03)       $  0.30        $   --       $   --        $   --      $ 6.37      4.60% 4
9/30/02                         8.37      (0.13)         (2.14)           --           --            --        6.10    (27.12) 4
9/30/01                        22.31      (0.19)        (10.97)           --           --         (2.78)       8.37    (56.11) 4
9/30/00                        21.68      (0.25)          4.50            --           --         (3.62)      22.31     21.21 4
9/30/99                        17.68      (0.18)          5.81            --           --         (1.63)      21.68     33.83 4
9/30/98                        18.69      (0.15)          1.78            --           --         (2.64)      17.68     10.33 4

--------------------
MID-CAP VALUE EQUITY
--------------------
INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $10.44     $ 0.01        $ (0.26)       $   --       $   --        $(0.77)     $ 9.42     (2.77)%
9/30/02                        11.34       0.01          (0.89)        (0.02)          --            --       10.44     (7.79)
9/30/01                        12.66       0.08          (1.12)        (0.07)          --         (0.21)      11.34     (8.29)
9/30/00                        11.35       0.08           1.56         (0.08)          --         (0.25)      12.66     14.35
9/30/99                        10.63       0.11           0.72         (0.11)          --            --       11.35      7.68
9/30/98                        12.80       0.10          (1.81)        (0.10)          --         (0.36)      10.63    (13.68)

SERVICE CLASS
10/1/02 through 3/31/03 15    $10.40     $   --        $ (0.26)       $   --       $   --        $(0.77)     $ 9.37     (2.89)%
9/30/02                        11.32      (0.05)         (0.87)           --           --            --       10.40     (8.13)
9/30/01                        12.66       0.03          (1.11)        (0.05)          --         (0.21)      11.32     (8.60)
9/30/00                        11.34       0.06           1.54         (0.03)          --         (0.25)      12.66     14.45
9/30/99                        10.62       0.07           0.73         (0.08)          --            --       11.34      7.29
9/30/98                        12.79       0.08          (1.82)        (0.07)          --         (0.36)      10.62    (13.94)

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $10.38     $(0.02)       $ (0.25)       $   --       $   --        $(0.77)     $ 9.34     (2.99)% 3,13
9/30/02                        11.31      (0.06)         (0.87)           --           --            --       10.38     (8.22) 3
9/30/01                        12.64       0.03          (1.12)        (0.03)          --         (0.21)      11.31     (8.73) 3
9/30/00                        11.33       0.02           1.56         (0.02)          --         (0.25)      12.64     14.17 3
9/30/99                        10.61       0.05           0.72         (0.05)          --            --       11.33      7.14 3
9/30/98                        12.77       0.05          (1.81)        (0.04)          --         (0.36)      10.61    (14.06) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $10.11     $(0.05)       $ (0.24)       $   --       $   --        $(0.77)     $ 9.05     (3.29)% 4,13
9/30/02                        11.10      (0.15)         (0.84)           --           --            --       10.11     (8.92) 4
9/30/01                        12.49      (0.06)         (1.11)        (0.01)          --         (0.21)      11.10     (9.45) 4
9/30/00                        11.26      (0.07)          1.55            --           --         (0.25)      12.49     13.35 4
9/30/99                        10.58      (0.04)          0.72            --           --            --       11.26      6.33 4
9/30/98                        12.78      (0.03)         (1.81)           --           --         (0.36)      10.58    (14.66) 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $10.11     $(0.05)       $ (0.24)       $   --       $   --        $(0.77)     $ 9.05     (3.29)% 4,13
9/30/02                        11.10      (0.15)         (0.84)           --           --            --       10.11     (8.92) 4
9/30/01                        12.49      (0.06)         (1.11)        (0.01)          --         (0.21)      11.10     (9.45) 4
9/30/00                        11.26      (0.06)          1.54            --           --         (0.25)      12.49     13.35 4
9/30/99                        10.58      (0.03)          0.71            --           --            --       11.26      6.33 4
9/30/98                        12.78      (0.02)         (1.82)           --           --         (0.36)      10.58    (14.66) 4

---------------------
MID-CAP GROWTH EQUITY
---------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $ 6.06     $(0.03)       $  0.31        $   --       $   --        $   --      $ 6.34      4.62%
9/30/02                         7.49      (0.06) 14      (1.37)           --           --            --        6.06    (19.09)
9/30/01                        26.58       0.01         (11.62)           --           --         (7.48)       7.49    (56.71)
9/30/00                        19.12      (0.08)         14.16            --           --         (6.62)      26.58     91.06
9/30/99                        11.12      (0.07)          8.07            --           --            --       19.12     71.94
9/30/98                        12.20      (0.02)         (0.96)           --        (0.01)        (0.09)      11.12     (8.05)




                                                                                                  RATIO OF NET
                                  NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                                 ASSETS       RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                 END OF      EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS       PORTFOLIO
                                 PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET      (EXCLUDING        TURNOVER
                                 (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
----------------------------------------------------------------------------------------------------------------------------
INVESTOR B CLASS
10/1/02 through 3/31/03 15     $  13,185        2.04% 2         2.16% 2          (0.94)% 2           (1.06)% 2         44%
9/30/02                           14,332        2.04            2.09             (1.23)              (1.28)           130
9/30/01                           25,986        2.04            2.05             (1.33)              (1.34)           164
9/30/00                           65,977        2.01            2.01             (1.46)              (1.46)           121
9/30/99                           37,032        2.03            2.03             (1.23)              (1.23)            60
9/30/98                           14,713        2.07            2.07             (1.03)              (1.03)            54

INVESTOR C CLASS
10/1/02 through 3/31/03 15     $   2,220        2.04% 2         2.16% 2          (0.94)% 2           (1.06)% 2         44%
9/30/02                            2,424        2.04            2.09             (1.23)              (1.28)           130
9/30/01                            4,711        2.04            2.05             (1.33)              (1.34)           164
9/30/00                           11,799        2.01            2.01             (1.47)              (1.47)           121
9/30/99                            4,181        2.03            2.03             (1.23)              (1.23)            60
9/30/98                            1,037        2.06            2.06             (1.01)              (1.01)            54

--------------------
MID-CAP VALUE EQUITY
--------------------
INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15     $  30,391        1.19% 2         1.28% 2           0.20% 2             0.11% 2         179%
9/30/02                           57,868        1.14            1.14              0.08                0.08            323
9/30/01                          208,432        1.13            1.13              0.67                0.67            243
9/30/00                          216,660        1.13            1.13              0.66                0.66            205
9/30/99                          233,891        1.12            1.12              0.88                0.88             88
9/30/98                          205,634        1.14            1.20              0.89                0.83             71

SERVICE CLASS
10/1/02 through 3/31/03 15     $   6,851        1.49% 2         1.57% 2          (0.08)% 2           (0.16)% 2        179%
9/30/02                           13,767        1.45            1.45             (0.28)              (0.28)           323
9/30/01                           26,046        1.44            1.44              0.36                0.36            243
9/30/00                           18,373        1.42            1.42              0.34                0.34            205
9/30/99                           40,852        1.42            1.42              0.58                0.58             88
9/30/98                           28,879        1.44            1.50              0.60                0.54             71

INVESTOR A CLASS
10/1/02 through 3/31/03 15     $   3,897        1.67% 2         1.75% 2          (0.28)% 2           (0.37)% 2        179%
9/30/02                            5,141        1.63            1.63             (0.40)              (0.40)           323
9/30/01                            4,566        1.61            1.61              0.20                0.20            243
9/30/00                            3,805        1.60            1.60              0.19                0.19            205
9/30/99                            4,328        1.59            1.60              0.41                0.41             88
9/30/98                            3,983        1.61            1.67              0.41                0.35             71

INVESTOR B CLASS
10/1/02 through 3/31/03 15     $   6,254        2.41% 2         2.50% 2          (1.02)% 2           (1.10)% 2        179%
9/30/02                            7,411        2.37            2.37             (1.20)              (1.20)           323
9/30/01                            7,900        2.36            2.36             (0.55)              (0.55)           243
9/30/00                            4,871        2.34            2.34             (0.55)              (0.55)           205
9/30/99                            5,147        2.34            2.34             (0.34)              (0.34)            88
9/30/98                            6,375        2.35            2.41             (0.33)              (0.39)            71

INVESTOR C CLASS
10/1/02 through 3/31/03 15     $   1,841        2.41% 2         2.50% 2          (1.02)% 2           (1.10)% 2        179%
9/30/02                            2,262        2.37            2.37             (1.20)              (1.20)           323
9/30/01                            2,697        2.36            2.36             (0.56)              (0.56)           243
9/30/00                              946        2.34            2.34             (0.58)              (0.58)           205
9/30/99                              420        2.34            2.34             (0.34)              (0.34)            88
9/30/98                              259        2.33            2.39             (0.28)              (0.34)            71

---------------------
MID-CAP GROWTH EQUITY
---------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15     $  49,882        1.19% 2         1.24% 2          (0.77)% 2           (0.82)% 2        127%
9/30/02                           77,693        1.14            1.14             (0.76)              (0.76)           279
9/30/01                          301,779        1.13            1.13              0.06                0.06            584
9/30/00                          666,420        1.10            1.10             (0.37)              (0.37)           425
9/30/99                          361,901        1.11            1.12             (0.48)              (0.49)           318
9/30/98                          220,903        1.14            1.20             (0.37)              (0.43)           204


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 76 and 77

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               NET                     NET GAIN                                               NET
                              ASSET                   (LOSS) ON    DISTRIBUTIONS              DISTRIBUTIONS  ASSET
                              VALUE        NET        INVESTMENTS     FROM NET  DISTRIBUTIONS    FROM NET    VALUE
                            BEGINNING   INVESTMENT  (BOTH REALIZED  INVESTMENT      FROM         REALIZED    END OF      TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)  INCOME 11     CAPITAL         GAINS     PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/02 through 3/31/03 15    $ 5.89     $(0.04)       $  0.31        $   --       $   --        $   --      $ 6.16      4.58%
9/30/02                         7.31      (0.11)         (1.31)           --           --            --        5.89    (19.43)
9/30/01                        26.19      (0.03)        (11.37)           --           --         (7.48)       7.31    (56.78)
9/30/00                        18.96      (0.19)         14.04            --           --         (6.62)      26.19     91.13
9/30/99                        11.06      (0.13)          8.03            --           --            --       18.96     71.43
9/30/98                        12.17      (0.09)         (0.92)           --        (0.01)        (0.09)      11.06     (8.32)

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $ 5.77     $(0.04)       $  0.30        $   --       $   --        $   --      $ 6.03      4.51% 3,13
9/30/02                         7.17      (0.11)         (1.29)           --           --            --        5.77    (19.53) 3
9/30/01                        25.92      (0.04)        (11.23)           --           --         (7.48)       7.17    (56.91) 3
9/30/00                        18.85      (0.13)         13.82            --           --         (6.62)      25.92     90.62 3
9/30/99                        11.02      (0.11)          7.94            --           --            --       18.85     71.05 3
9/30/98                        12.14      (0.07)         (0.95)           --        (0.01)        (0.09)      11.02     (8.42) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $ 5.41     $(0.06)       $  0.28        $   --       $   --        $   --      $ 5.63      4.07% 4,13
9/30/02                         6.77      (0.16)         (1.20)           --           --            --        5.41    (20.09) 4
9/30/01                        25.12      (0.12)        (10.75)           --           --         (7.48)       6.77    (57.24) 4
9/30/00                        18.52      (0.22)         13.44            --           --         (6.62)      25.12     89.38 4
9/30/99                        10.90      (0.18)          7.80            --           --            --       18.52     69.91 4
9/30/98                        12.11      (0.14)         (0.97)           --        (0.01)        (0.09)      10.90     (9.19) 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $ 5.41     $(0.06)       $  0.28        $   --       $   --        $   --      $ 5.63      4.07% 4,13
9/30/02                         6.77      (0.18)         (1.18)           --           --            --        5.41    (20.09) 4
9/30/01                        25.10      (0.13)        (10.72)           --           --         (7.48)       6.77    (57.19) 4
9/30/00                        18.52      (0.21)         13.41            --           --         (6.62)      25.10     89.23 4
9/30/99                        10.90      (0.10)          7.72            --           --            --       18.52     69.91 4
9/30/98                        12.11      (0.14)         (0.97)           --        (0.01)        (0.09)      10.90     (9.19) 4

----------------------
SMALL CAP VALUE EQUITY
----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $12.81     $ 0.01        $  0.06        $   --       $   --        $(1.96)     $10.92      0.15%
9/30/02                        16.18         --          (1.02)        (0.02)          --         (2.33)      12.81     (8.25)
9/30/01                        17.12       0.16          (0.11)        (0.15)          --         (0.84)      16.18      0.47
9/30/00                        14.73       0.08           2.44         (0.13)          --            --       17.12     17.15
9/30/99                        14.89       0.12           0.67         (0.28)          --         (0.67)      14.73      5.22
9/30/98                        20.20       0.13          (3.19)        (0.13)          --         (2.12)      14.89    (17.03)

SERVICE CLASS
10/1/02 through 3/31/03 15    $12.77     $(0.01)       $  0.08        $   --       $   --        $(1.96)     $10.88      0.15%
9/30/02                        16.18      (0.04)         (1.04)           --           --         (2.33)      12.77     (8.64)
9/30/01                        17.10       0.10          (0.08)        (0.10)          --         (0.84)      16.18      0.28
9/30/00                        14.71         --           2.47         (0.08)          --            --       17.10     16.80
9/30/99                        14.88       0.07           0.68         (0.25)          --         (0.67)      14.71      4.88
9/30/98                        20.20       0.09          (3.21)        (0.08)          --         (2.12)      14.88    (17.33)

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $12.76     $(0.02)       $  0.07        $   --       $   --        $(1.96)     $10.85     (0.02)% 3,13
9/30/02                        16.18      (0.10)         (0.99)           --           --         (2.33)      12.76     (8.71) 3
9/30/01                        17.10       0.06          (0.07)        (0.07)          --         (0.84)      16.18      0.09 3
9/30/00                        14.71      (0.02)          2.46         (0.05)          --            --       17.10     16.60 3
9/30/99                        14.88       0.03           0.69         (0.22)          --         (0.67)      14.71      4.71 3
9/30/98                        20.20       0.06          (3.20)        (0.06)          --         (2.12)      14.88    (17.43) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $12.11     $(0.06)       $  0.07        $   --       $   --        $(1.96)     $10.16     (0.40)% 4,13
9/30/02                        15.58      (0.20)         (0.94)           --           --         (2.33)      12.11     (9.46) 4
9/30/01                        16.56      (0.06)         (0.07)        (0.01)          --         (0.84)      15.58     (0.66) 4
9/30/00                        14.31      (0.23)          2.48            --           --            --       16.56     15.72 4
9/30/99                        14.53      (0.06)          0.66         (0.15)          --         (0.67)      14.31      3.93 4
9/30/98                        19.86      (0.02)         (3.19)           --           --         (2.12)      14.53    (18.08) 4




                                                                                              RATIO OF NET
                              NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                             ASSETS       RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                             END OF     EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS       PORTFOLIO
                             PERIOD     AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                             (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)          RATE
-------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
10/1/02 through 3/31/03 15 $  13,306        1.48% 2         1.53% 2          (1.05)% 2           (1.10)% 2        127%
9/30/02                       24,082        1.45            1.45             (1.07)              (1.07)           279
9/30/01                       37,691        1.44            1.44             (0.28)              (0.28)           584
9/30/00                       51,912        1.40            1.40             (0.69)              (0.69)           425
9/30/99                       46,639        1.41            1.42             (0.78)              (0.79)           318
9/30/98                       28,601        1.44            1.50             (0.68)              (0.74)           204

INVESTOR A CLASS
10/1/02 through 3/31/03 15 $  23,213        1.66% 2         1.71% 2          (1.26)% 2           (1.31)% 2        127%
9/30/02                       26,242        1.62            1.62             (1.24)              (1.24)           279
9/30/01                       38,225        1.60            1.60             (0.38)              (0.38)           584
9/30/00                       83,152        1.57            1.57             (0.80)              (0.80)           425
9/30/99                       12,795        1.58            1.59             (0.95)              (0.96)           318
9/30/98                        4,090        1.61            1.67             (0.85)              (0.91)           204

INVESTOR B CLASS
10/1/02 through 3/31/03 15 $  30,233        2.41% 2         2.46% 2          (2.00)% 2           (2.05)% 2        127%
9/30/02                       33,822        2.37            2.37             (1.98)              (1.98)           279
9/30/01                       51,186        2.35            2.35             (1.12)              (1.12)           584
9/30/00                      122,726        2.31            2.31             (1.53)              (1.53)           425
9/30/99                       12,698        2.33            2.34             (1.70)              (1.71)           318
9/30/98                        4,088        2.35            2.41             (1.60)              (1.66)           204

INVESTOR C CLASS
10/1/02 through 3/31/03 15 $  10,847        2.41% 2         2.46% 2          (2.00)% 2           (2.05)% 2        127%
9/30/02                       12,092        2.37            2.37             (1.98)              (1.98)           279
9/30/01                       21,144        2.35            2.35             (1.10)              (1.10)           584
9/30/00                       61,542        2.30            2.30             (1.51)              (1.51)           425
9/30/99                        1,770        2.33            2.34             (1.70)              (1.71)           318
9/30/98                          230        2.34            2.40             (1.56)              (1.62)           204

----------------------
SMALL CAP VALUE EQUITY
----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15 $  64,784        0.90% 2         0.97% 2           0.17% 2             0.10% 2         144%
9/30/02                      122,732        0.88            0.89              0.00               (0.01)           260
9/30/01                      367,167        0.87            0.87              0.87                0.87            184
9/30/00                      470,830        0.86            0.86              0.79                0.79            168
9/30/99                      519,388        0.86            0.86              0.88                0.88             48
9/30/98                      527,374        0.87            0.88              0.79                0.78             45

SERVICE CLASS
10/1/02 through 3/31/03 15 $   3,932        1.20% 2         1.26% 2          (0.09)% 2           (0.16)% 2        144%
9/30/02                        7,242        1.18            1.19             (0.24)              (0.25)           260
9/30/01                       47,095        1.17            1.17              0.56                0.56            184
9/30/00                       50,980        1.16            1.16              0.49                0.49            168
9/30/99                       66,728        1.16            1.16              0.58                0.58             48
9/30/98                       77,893        1.17            1.18              0.44                0.43             45

INVESTOR A CLASS
10/1/02 through 3/31/03 15 $  33,561        1.38% 2         1.44% 2          (0.27)% 2           (0.34)% 2        144%
9/30/02                       43,884        1.35            1.37             (0.62)              (0.64)           260
9/30/01                       28,195        1.34            1.34              0.38                0.38            184
9/30/00                       25,719        1.32            1.32              0.31                0.31            168
9/30/99                       31,843        1.30            1.30              0.44                0.44             48
9/30/98                       34,286        1.32            1.33              0.32                0.31             45

INVESTOR B CLASS
10/1/02 through 3/31/03 15 $  12,209        2.13% 2         2.19% 2          (1.01)% 2           (1.08)% 2        144%
9/30/02                       14,402        2.10            2.12             (1.32)              (1.34)           260
9/30/01                       16,599        2.09            2.09             (0.37)              (0.37)           184
9/30/00                       11,831        2.08            2.08             (0.43)              (0.43)           168
9/30/99                       19,000        2.08            2.08             (0.34)              (0.34)            48
9/30/98                       20,717        2.08            2.09             (0.43)              (0.44)            45

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 78 and 79

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               NET                     NET GAIN                                               NET
                              ASSET                   (LOSS) ON    DISTRIBUTIONS              DISTRIBUTIONS  ASSET
                              VALUE        NET        INVESTMENTS     FROM NET  DISTRIBUTIONS    FROM NET    VALUE
                            BEGINNING   INVESTMENT  (BOTH REALIZED  INVESTMENT      FROM         REALIZED    END OF      TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)  INCOME 11     CAPITAL         GAINS     PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/02 through 3/31/03 15    $12.12     $(0.06)       $  0.06        $   --       $   --        $(1.96)     $10.16     (0.48)% 4,13
9/30/02                        15.59      (0.20)         (0.94)           --           --         (2.33)      12.12     (9.45) 4
9/30/01                        16.57      (0.05)         (0.08)        (0.01)          --         (0.84)      15.59     (0.65) 4
9/30/00                        14.31      (0.28)          2.54            --           --            --       16.57     15.79 4
9/30/99                        14.53      (0.01)          0.61         (0.15)          --         (0.67)      14.31      3.93 4
9/30/98                        19.86      (0.04)         (3.17)           --           --         (2.12)      14.53    (18.08) 4

---------------------
SMALL CAP CORE EQUITY
---------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $ 8.35     $(0.02)       $  0.24        $   --       $   --        $   --      $ 8.57      2.63%
1/2/02 1 through 9/30/02       10.00      (0.04)         (1.61)           --           --            --        8.35    (16.50)

SERVICE CLASS
10/1/02 through 3/31/03 15    $ 8.35     $   --        $  0.22        $   --       $   --        $   --      $ 8.57      2.63%
1/2/02 1 through 9/30/02       10.00         --          (1.65)           --           --            --        8.35    (16.50)

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $ 8.35     $   --        $  0.22        $   --       $   --        $   --      $ 8.57      2.63% 3,13
1/2/02 1 through 9/30/02       10.00         --          (1.65)           --           --            --        8.35    (16.50) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $ 8.35     $   --        $  0.22        $   --       $   --        $   --      $ 8.57      2.63% 4,13
1/2/02 1 through 9/30/02       10.00         --          (1.65)           --           --            --        8.35    (16.50) 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $ 8.35     $   --        $  0.22        $   --       $   --        $   --      $ 8.57      2.63% 4,13
1/2/02 1 through 9/30/02       10.00         --          (1.65)           --           --            --        8.35    (16.50) 4

-----------------------
SMALL CAP GROWTH EQUITY
-----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $ 9.00     $(0.04)       $  0.24        $   --       $   --        $   --      $ 9.20      2.22%
9/30/02                        11.74      (0.17)         (2.57)           --           --            --        9.00    (23.34)
9/30/01                        35.76       0.09         (15.38)        (0.12)       (0.10)        (8.51)      11.74    (53.73)
9/30/00                        25.38       0.07          14.45            --           --         (4.14)      35.76     63.03
9/30/99                        17.50      (0.06)          7.94            --           --            --       25.38     44.95
9/30/98                        23.62         --          (4.98)           --        (0.02)        (1.12)      17.50    (21.93)

SERVICE CLASS
10/1/02 through 3/31/03 15    $ 8.67     $(0.05)       $  0.24        $   --       $   --        $   --      $ 8.86      2.19%
9/30/02                        11.36      (0.19)         (2.50)           --           --            --        8.67    (23.68)
9/30/01                        34.91       0.03         (14.89)        (0.08)       (0.10)        (8.51)      11.36    (53.76)
9/30/00                        24.93      (0.03)         14.15            --           --         (4.14)      34.91     62.51
9/30/99                        17.24      (0.13)          7.82            --           --            --       24.93     44.52
9/30/98                        23.43      (0.14)         (4.91)           --        (0.02)        (1.12)      17.24    (22.40)

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $ 8.48     $(0.06)       $  0.23        $   --       $   --        $   --      $ 8.65      2.01% 3,13
9/30/02                        11.12      (0.14)         (2.50)           --           --            --        8.48    (23.74) 3
9/30/01                        34.47      (0.01)        (14.65)        (0.08)       (0.10)        (8.51)      11.12    (53.90) 3
9/30/00                        24.73      (0.06)         13.94            --           --         (4.14)      34.47     61.96 3
9/30/99                        17.12      (0.13)          7.74            --           --            --       24.73     44.37 3
9/30/98                        23.25      (0.11)         (4.88)           --        (0.02)        (1.12)      17.12    (22.31) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $ 7.86     $(0.09)       $  0.22        $   --       $   --        $   --      $ 7.99      1.65% 4,13
9/30/02                        10.39      (0.23)         (2.30)           --           --            --        7.86    (24.35) 4
9/30/01                        33.05      (0.12)        (13.85)        (0.08)       (0.10)        (8.51)      10.39    (54.22) 4
9/30/00                        23.97      (0.26)         13.48            --           --         (4.14)      33.05     61.07 4
9/30/99                        16.73      (0.33)          7.57            --           --            --       23.97     43.28 4
9/30/98                        22.89      (0.22)         (4.80)           --        (0.02)        (1.12)      16.73    (22.89) 4




                                                                                                RATIO OF NET
                                NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                              ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                              END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                               PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING      TURNOVER
                               (000)         ASSETS         WAIVERS)            ASSETS            WAIVERS)         RATE
--------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/02 through 3/31/03 15    $    4,661      2.13% 2         2.19% 2          (1.01)% 2           (1.08)% 2        144%
9/30/02                            6,113      2.10            2.12             (1.32)              (1.33)           260
9/30/01                            7,051      2.09            2.09             (0.37)              (0.37)           184
9/30/00                            4,666      2.08            2.08             (0.43)              (0.43)           168
9/30/99                            9,162      2.08            2.08             (0.34)              (0.34)            48
9/30/98                            5,491      2.08            2.09             (0.42)              (0.43)            45

---------------------
SMALL CAP CORE EQUITY
---------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $      857      1.30% 2         2.53% 2          (0.51)% 2           (1.74)% 2        150%
1/2/02 1 through 9/30/02             835      1.30 2          2.53 2           (0.60) 2            (1.83) 2         233

SERVICE CLASS
10/1/02 through 3/31/03 15    $       --      1.60% 2         2.83% 2          (0.81)% 2           (2.04)% 2        150%
1/2/02 1 through 9/30/02              --      1.60 2          2.83 2           (0.90) 2            (2.13) 2         233

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $       --      1.77% 2         3.00% 2          (0.98)% 2           (2.21)% 2        150%
1/2/02 1 through 9/30/02              --      1.77 2          3.00 2           (1.07) 2            (2.30) 2         233

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $       --      2.52% 2         3.75% 2          (1.73)% 2           (2.96)% 2        150%
1/2/02 1 through 9/30/02              --      2.52 2          3.75 2           (1.82) 2            (3.05) 2         233

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $       --      2.52% 2         3.75% 2          (1.73)% 2           (2.96)% 2        150%
1/2/02 1 through 9/30/02              --      2.52 2          3.75 2           (1.82) 2            (3.05) 2         233

-----------------------
SMALL CAP GROWTH EQUITY
-----------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $  134,937      0.88% 2         0.95% 2          (0.73)% 2           (0.79)% 2         88%
9/30/02                          176,858      0.85            0.87             (0.67)              (0.69)           238
9/30/01                          843,359      0.82            0.82              0.52                0.52            363
9/30/00                        2,196,700      0.78            0.78              0.20                0.20            218
9/30/99                        1,426,124      0.82            0.82             (0.25)              (0.25)           176
9/30/98                        1,022,404      0.87            0.87             (0.13)              (0.13)           159

SERVICE CLASS
10/1/02 through 3/31/03 15    $   18,846      1.18% 2         1.25% 2          (1.03)% 2           (1.09)% 2         88%
9/30/02                           29,023      1.15            1.17             (0.97)              (0.99)           238
9/30/01                          141,001      1.11            1.11              0.20                0.20            363
9/30/00                          315,647      1.08            1.08             (0.09)              (0.09)           218
9/30/99                          170,900      1.12            1.12             (0.55)              (0.55)           176
9/30/98                          141,470      1.17            1.17             (0.46)              (0.46)           159

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $   82,468      1.36% 2         1.42% 2          (1.20)% 2           (1.26)% 2         88%
9/30/02                           95,620      1.33            1.36             (1.14)              (1.17)           238
9/30/01                           85,211      1.29            1.29              0.02                0.02            363
9/30/00                          175,112      1.23            1.23             (0.21)              (0.21)           218
9/30/99                           79,478      1.23            1.23             (0.66)              (0.66)           176
9/30/98                           48,190      1.32            1.32             (0.61)              (0.61)           159

INVESTOR B CLASS
10/1/02 through 3/31/03 15     $  19,408      2.10% 2         2.17% 2          (1.95)% 2           (2.01)% 2         88%
9/30/02                           21,958      2.07            2.10             (1.89)              (1.92)           238
9/30/01                           37,351      2.03            2.03             (0.69)              (0.69)           363
9/30/00                           95,922      1.98            1.98             (0.96)              (0.96)           218
9/30/99                           44,109      2.00            2.00             (1.43)              (1.43)           176
9/30/98                           38,485      2.07            2.07             (1.36)              (1.36)           159

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 80 and 81

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               NET                     NET GAIN                                               NET
                              ASSET                   (LOSS) ON    DISTRIBUTIONS              DISTRIBUTIONS  ASSET
                              VALUE        NET        INVESTMENTS     FROM NET  DISTRIBUTIONS   FROM NET     VALUE
                            BEGINNING   INVESTMENT  (BOTH REALIZED  INVESTMENT      FROM        REALIZED     END OF      TOTAL
                            OF PERIOD INCOME (LOSS) AND UNREALIZED)   INCOME       CAPITAL        GAINS      PERIOD     RETURN
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/02 through 3/31/03 15    $ 7.86     $(0.09)       $  0.22        $   --        $  --       $    --      $ 7.99      1.65% 4,13
9/30/02                        10.39      (0.23)         (2.30)           --           --            --        7.86    (24.35) 4
9/30/01                        33.05      (0.12)        (13.85)        (0.08)       (0.10)        (8.51)      10.39    (54.21) 4
9/30/00                        23.97      (0.22)         13.44            --           --         (4.14)      33.05     61.07 4
9/30/99                        16.73      (0.35)          7.59            --           --            --       23.97     43.28 4
9/30/98                        22.89      (0.26)         (4.76)           --        (0.02)        (1.12)      16.73    (22.89) 4

------------------
U.S. OPPORTUNITIES
------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $13.06     $(0.08)       $ (0.18)       $   --        $  --       $    --      $12.80     (1.99)%
9/30/02                        17.76      (0.23) 14      (4.06)        (0.41)          --            --       13.06    (25.04)
9/30/01                        45.41       0.04         (17.61)           --           --        (10.08)      17.76    (46.34)
9/30/00                        24.73       0.03          23.95            --           --         (3.30)      45.41    103.63
9/30/99                         9.38      (0.06)         15.41            --           --            --       24.73    163.37
5/1/98 1 through 9/30/98       10.00      (0.01)         (0.61)           --           --            --        9.38     (6.10)

SERVICE CLASS
10/1/02 through 3/31/03 15    $12.88     $(0.10)       $ (0.17)       $   --        $  --       $    --      $12.61     (2.10)%
9/30/02                        17.51      (0.51)         (3.79)        (0.33)          --            --       12.88    (25.26)
9/30/01                        45.08      (0.05)        (17.44)           --           --        (10.08)      17.51    (46.55)
9/30/00                        24.64      (0.07)         23.81            --           --         (3.30)      45.08    102.98
9/30/99                         9.38      (0.07)         15.33            --           --            --       24.64    162.41
5/1/98 1 through 9/30/98       10.00      (0.02)         (0.60)           --           --            --        9.38     (6.10)

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $12.81     $(0.10)       $ (0.18)       $   --        $  --       $    --      $12.53     (2.19)% 3
9/30/02                        17.41      (0.42)         (3.89)        (0.29)          --            --       12.81    (25.39) 3
9/30/01                        44.93      (0.09)        (17.35)           --           --        (10.08)      17.41    (46.61) 3
9/30/00                        24.60      (0.17)         23.80            --           --         (3.30)      44.93    102.68 3
9/30/99                         9.38      (0.11)         15.33            --           --            --       24.60    162.26 3
5/1/98 1 through 9/30/98       10.00      (0.02)         (0.60)           --           --            --        9.38     (6.20) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $12.41     $(0.15)       $ (0.17)       $   --        $  --       $    --      $12.09     (2.58)% 4
9/30/02                        16.86      (0.54)         (3.78)        (0.13)          --            --       12.41    (25.92) 4
9/30/01                        44.15      (0.28)        (16.93)           --           --        (10.08)      16.86    (47.01) 4
9/30/00                        24.38      (0.45)         23.52            --           --         (3.30)      44.15    101.17 4
9/30/99                         9.36      (0.18)         15.20            --           --            --       24.38    160.19 4
5/1/98 1 through 9/30/98       10.00      (0.04)         (0.60)           --           --            --        9.36     (6.30) 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $12.40     $(0.15)       $ (0.17)       $   --        $  --       $    --      $12.08     (2.58)% 4
9/30/02                        16.85      (0.55)         (3.77)        (0.13)          --            --       12.40    (25.93) 4
9/30/01                        44.14      (0.29)        (16.92)           --           --        (10.08)      16.85    (47.02) 4
9/30/00                        24.38      (0.44)         23.50            --           --         (3.30)      44.14    101.12 4
9/30/99                         9.36      (0.16)         15.18            --           --            --       24.38    160.19 4
5/1/98 1 through 9/30/98       10.00      (0.04)         (0.60)           --           --            --        9.36     (6.30) 4

-----------------------------------------
GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES
-----------------------------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $ 3.59     $(0.02)       $  0.08        $   --        $ --        $    --      $ 3.65      1.67%
9/30/02                         4.41      (0.06) 14      (0.76)           --          --             --        3.59    (18.59)
9/30/01                        12.49       0.01          (8.09)           --          --             --        4.41    (64.69)
5/15/00 1 through 9/30/00      10.00      (0.01)          2.50            --          --             --       12.49     24.90

SERVICE CLASS
10/1/02 through 3/31/03 15    $ 3.57     $(0.02)       $  0.08        $   --        $ --        $    --      $ 3.63      1.68%
9/30/02                         4.39      (0.06) 14      (0.76)           --          --             --        3.57    (18.68)
9/30/01                        12.47         --          (8.08)           --          --             --        4.39    (64.80)
5/15/00 1 through 9/30/00      10.00      (0.01)          2.48            --          --             --       12.47     24.70





                                                                                                RATIO OF NET
                                   NET                  RATIO OF EXPENSES                     INVESTMENT INCOME
                                 ASSETS     RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                 END OF    EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS      PORTFOLIO
                                  PERIOD   AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING      TURNOVER
                                  (000)      ASSETS         WAIVERS)            ASSETS            WAIVERS)         RATE
--------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/02 through 3/31/03 15    $    8,258      2.10% 2         2.17% 2          (1.95)% 2           (2.01)% 2         88%
9/30/02                            9,665      2.07            2.10             (1.89)              (1.92)           238
9/30/01                           18,170      2.03            2.03             (0.67)              (0.67)           363
9/30/00                           49,276      1.99            1.99             (0.92)              (0.92)           218
9/30/99                           13,541      2.05            2.05             (1.48)              (1.48)           176
9/30/98                           11,931      2.09            2.09             (1.38)              (1.38)           159

------------------
U.S. OPPORTUNITIES
------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $    6,762      1.49% 2         1.64% 2          (0.95)% 2           (1.10)% 2        148%
9/30/02                           10,867      1.45            1.49             (1.23)              (1.27)           361
9/30/01                           35,869      1.45            1.47              0.15                0.14            402
9/30/00                          106,727      1.44            1.44              0.09                0.09            445
9/30/99                           28,106      1.43            1.65             (0.72)              (0.94)           346
5/1/98 1 through 9/30/98           1,302      1.40 2          2.73 2           (0.33) 2            (1.66) 2         119

SERVICE CLASS
10/1/02 through 3/31/03 15    $      333      1.75% 2         1.89%% 2         (1.21)% 2           (1.35)% 2        148%
9/30/02                              483      1.75            1.79             (1.51)              (1.56)           361
9/30/01                            1,059      1.75            1.77             (0.19)              (0.21)           402
9/30/00                            2,824      1.75            1.75             (0.20)              (0.20)           445
9/30/99                              690      1.73            1.92             (1.00)              (1.19)           346
5/1/98 1 through 9/30/98              69      1.68 2          3.01 2           (0.61) 2            (1.94) 2         119

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $   24,178      1.97% 2         2.12% 2          (1.42)% 2           (1.57)% 2        148%
9/30/02                           28,733      1.92            1.97             (1.68)              (1.73)           361
9/30/01                           51,232      1.93            1.94             (0.30)              (0.32)           402
9/30/00                          151,588      1.91            1.91             (0.41)              (0.41)           445
9/30/99                           45,429      1.90            2.23             (1.17)              (1.50)           346
5/1/98 1 through 9/30/98           6,100      1.84 2          3.17 2           (0.70) 2            (2.03) 2         119

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $   35,816      2.71% 2         2.86% 2          (2.17)% 2           (2.31)% 2        148%
9/30/02                           43,883      2.67            2.72             (2.43)              (2.47)           361
9/30/01                           79,401      2.67            2.69             (1.06)              (1.08)           402
9/30/00                          213,237      2.66            2.66             (1.14)              (1.14)           445
9/30/99                           53,476      2.65            3.01             (1.91)              (2.27)           346
5/1/98 1 through 9/30/98           8,560      2.55 2          3.88 2           (1.44) 2            (2.77) 2         119

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $   18,139      2.71% 2         2.86% 2          (2.17)% 2           (2.31)% 2        148%
9/30/02                           22,020      2.67            2.72             (2.43)              (2.48)           361
9/30/01                           42,007      2.67            2.69             (1.02)              (1.04)           402
9/30/00                          133,540      2.65            2.65             (1.12)              (1.12)           445
9/30/99                           19,993      2.63            2.93             (1.91)              (2.21)           346
5/1/98 1 through 9/30/98           1,809      2.53 2          3.86 2           (1.45) 2            (2.78) 2         119

----------------------------
GLOBAL SCIENCE & TECHNOLOGY
----------------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $    1,747      1.26% 2         1.83% 2          (0.99)% 2           (1.56)% 2        114%
9/30/02                            2,385      1.20            1.31             (1.00)              (1.11)           587
9/30/01                            7,189      1.20            1.45              0.14               (0.11)           748
5/15/00 1 through 9/30/00         21,383      1.20 2          2.19 2           (0.21) 2            (1.20) 2         175

SERVICE CLASS
10/1/02 through 3/31/03 15    $       31      1.57% 2         2.14% 2          (1.28)% 2           (1.85)% 2        114%
9/30/02                               30      1.50            1.63             (1.30)              (1.43)           587
9/30/01                               19      1.50            1.73              0.00               (0.24)           748
5/15/00 1 through 9/30/00             17      1.50 2          2.49 2           (0.51) 2            (1.50) 2         175


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


-----------
 82 and 83

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                              NET                    NET GAIN                                                NET
                             ASSET                   (LOSS) ON    DISTRIBUTIONS DISTRIBUTIONS  REDEMPTION   ASSET
                             VALUE        NET       INVESTMENTS     FROM NET      FROM NET     FEES ADDED   VALUE
                           BEGINNING  INVESTMENT  (BOTH REALIZED   INVESTMENT     REALIZED     TO PAID-IN   END OF      TOTAL
                           OF PERIOD INCOME (LOSS) AND UNREALIZED)   INCOME         GAINS        CAPITAL    PERIOD     RETURN
------------------------------------------------------------------------------- ---------------------------------------------------
INVESTOR A CLASS
10/1/02 through 3/31/03 15   $ 3.55     $(0.03)       $ 0.09          $   --       $   --        $   --     $ 3.61       1.69% 3
9/30/02                        4.38      (0.09)        (0.74)             --           --            --       3.55     (18.95) 3
9/30/01                       12.47      (0.03)        (8.06)             --           --            --       4.38     (64.88) 3
5/15/00 1 through 9/30/00     10.00      (0.02)         2.49              --           --            --      12.47      24.70 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $ 3.49     $(0.04)       $ 0.08          $   --       $   --        $   --     $ 3.53       1.15% 4
9/30/02                        4.33      (0.14)        (0.70)             --           --            --       3.49     (19.40) 4
9/30/01                       12.44      (0.09)        (8.02)             --           --            --       4.33     (65.19) 4
5/15/00 1 through 9/30/00     10.00      (0.03)         2.47              --           --            --      12.44      24.40 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $ 3.49     $(0.04)       $ 0.08          $   --       $   --        $   --     $ 3.53       1.15% 4
9/30/02                        4.33      (0.15)        (0.69)             --           --            --       3.49     (19.40) 4
9/30/01                       12.44      (0.10)        (8.01)             --           --            --       4.33     (65.19) 4
5/15/00 1 through 9/30/00     10.00      (0.03)         2.47              --           --            --      12.44      24.40 4

---------------
EUROPEAN EQUITY
---------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $ 5.51     $(0.01)       $(0.27)         $(0.03)      $   --        $   --     $ 5.20      (5.11)%
9/30/02                        7.21       0.18         (1.71)          (0.17)          --            --       5.51     (21.81)
9/30/01                        9.51       0.04         (2.31)          (0.01)          --         (0.02)      7.21     (24.00)
6/23/00 1 through 9/30/00     10.00         --         (0.49)             --           --            --       9.51      (4.90)

SERVICE CLASS
10/1/02 through 3/31/03 15   $ 5.51     $(0.01)       $(0.30)         $   --       $   --        $   --     $ 5.20      (5.63)%
9/30/02                        7.22       0.02 14      (1.58)          (0.15)          --            --       5.51     (22.12)
9/30/01                        9.50       0.02         (2.30)             --           --            --       7.22     (24.00)
6/23/00 1 through 9/30/00     10.00      (0.06)        (0.44)             --           --            --       9.50      (5.00)

INVESTOR A CLASS
10/1/02 through 3/31/03 15   $ 5.50     $(0.01)       $(0.29)         $   --       $   --        $   --     $ 5.20      (5.46)% 3,12
9/30/02                        7.20       0.15         (1.73)          (0.12)          --            --       5.50     (22.32) 3,12
9/30/01                        9.50      (0.02)        (2.28)             --           --            --       7.20     (24.21) 3
6/23/00 1 through 9/30/00     10.00         --         (0.50)             --           --            --       9.50      (5.00) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $ 5.45     $(0.03)       $(0.29)         $   --       $   --        $   --     $ 5.13      (5.87)% 4,12
9/30/02                        7.12       0.10         (1.70)          (0.07)          --            --       5.45     (22.75) 4,12
9/30/01                        9.48      (0.07)        (2.29)             --           --            --       7.12     (24.89) 4
6/23/00 1 through 9/30/00     10.00      (0.01)        (0.51)             --           --            --       9.48      (5.20) 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $ 5.46     $(0.03)       $(0.31)         $   --        $  --        $   --     $ 5.12      (6.23)% 4,12
9/30/02                        7.13       0.09         (1.69)          (0.07)          --            --       5.46     (22.72) 4,12
9/30/01                        9.48      (0.07)        (2.28)             --           --            --       7.13     (24.79) 4
6/23/00 1 through 9/30/00     10.00      (0.02)        (0.50)             --           --            --       9.48      (5.20) 4

--------------------
INTERNATIONAL EQUITY
--------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $ 7.01     $(0.02)       $(0.61)         $   --       $   --        $   --     $ 6.38      (8.99)%
9/30/02                        8.21       0.31         (1.46)             --        (0.05)           --       7.01     (14.16)
9/30/01                       13.92       0.06         (3.63)             --        (2.14)           --       8.21     (29.74)
9/30/00                       15.94       0.07          0.09           (0.05)       (2.13)           --      13.92       0.12
9/30/99                       13.23       0.07          3.57           (0.13)       (0.80)           --      15.94      28.59
9/30/98                       14.65       0.27         (1.29)          (0.20)       (0.20)           --      13.23      (7.03)

SERVICE CLASS
10/1/02 through 3/31/03 15   $ 6.90     $(0.02) 14    $(0.60)         $   --       $   --        $   --     $ 6.28      (8.99)%
9/30/02                        8.12       0.21 14      (1.38)             --        (0.05)           --       6.90     (14.57)
9/30/01                       13.82       0.03         (3.59)             --        (2.14)           --       8.12     (29.91)
9/30/00                       15.84       0.04          0.08           (0.01)       (2.13)           --      13.82      (0.15)
9/30/99                       13.15      (0.02)         3.59           (0.08)       (0.80)           --      15.84      28.14
9/30/98                       14.58       0.02         (1.09)          (0.16)       (0.20)           --      13.15      (7.34)





                                                                                                 RATIO OF NET
                                 NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                                ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS       PORTFOLIO
                                PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                (000)         ASSETS         WAIVERS)            ASSETS             WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/02 through 3/31/03 15   $    8,094        1.74% 2         2.31% 2          (1.46)% 2           (2.03)% 2          114%
9/30/02                           9,104        1.67            1.79             (1.47)              (1.59)             587
9/30/01                          14,551        1.67            1.91             (0.36)              (0.60)             748
5/15/00 1 through 9/30/00        41,474        1.67 2          2.66 2           (0.68) 2            (1.67) 2           175

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $   11,410        2.49% 2         3.06% 2          (2.20)% 2           (2.77)% 2          114%
9/30/02                          12,944        2.38            2.50             (2.18)              (2.29)             587
9/30/01                          22,062        2.42            2.65             (1.12)              (1.35)             748
5/15/00 1 through 9/30/00        60,094        2.42 2          3.41 2           (1.43) 2            (2.42) 2           175

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $    2,621        2.49% 2         3.06% 2          (2.21)% 2           (2.77)% 2          114%
9/30/02                           3,010        2.59            2.72             (2.37)              (2.50)             587
9/30/01                           5,708        2.42            2.65             (1.09)              (1.32)             748
5/15/00 1 through 9/30/00        13,057        2.42 2          3.41 2           (1.43) 2            (2.42) 2           175

---------------
EUROPEAN EQUITY
---------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $    3,370        1.45% 2         2.58% 2          (0.05)% 2           (1.18)% 2           50%
9/30/02                           5,212        1.45            1.83              2.46                2.08               88
9/30/01                           5,687        1.45            2.41              0.19               (0.77)             218
6/23/00 1 through 9/30/00         4,848        1.45 2          6.12 2            0.08 2             (4.59) 2           177

SERVICE CLASS
10/1/02 through 3/31/03 15   $       --        1.75% 2         3.14% 2          (0.17)% 2           (1.83)% 2           50%
9/30/02                              --        1.75            2.11              0.30               (0.06)              88
9/30/01                              64        1.60            2.69              1.31                0.22              218
6/23/00 1 through 9/30/00            --        1.75 2          6.42 2           (0.22) 2            (4.89) 2           177

INVESTOR A CLASS
10/1/02 through 3/31/03 15   $      472        1.90% 2         3.06% 2          (0.45)% 2           (1.61)% 2           50%
9/30/02                             547        1.92            2.28              2.25                1.89               88
9/30/01                             959        1.92            2.86             (0.23)              (1.17)             218
6/23/00 1 through 9/30/00           472        1.92 2          6.59 2           (0.39) 2            (5.06) 2           177

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $    1,115        2.67% 2         3.81% 2          (1.22)% 2           (2.35)% 2           50%
9/30/02                           1,416        2.65            3.01              1.36                1.00               88
9/30/01                           2,060        2.65            3.56             (0.97)              (1.87)             218
6/23/00 1 through 9/30/00           381        2.67 2          7.34 2           (1.14) 2            (5.81) 2           177

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $      279        2.67% 2         3.81% 2          (1.00)% 2           (2.14)% 2           50%
9/30/02                             556        2.72            3.11              1.31                0.93               88
9/30/01                             750        2.65            3.56             (0.94)              (1.84)             218
6/23/00 1 through 9/30/00           101        2.67 2          7.34 2           (1.14) 2            (5.81) 2           177

--------------------
INTERNATIONAL EQUITY
--------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $   87,628        1.08% 2         1.10% 2          (0.15)% 2           (0.18)% 2           66%
9/30/02                         228,086        1.06            1.12              3.14                3.08              275
9/30/01                         410,744        1.06            1.07              0.46                0.45              306
9/30/00                       1,109,017        1.06            1.07              0.35                0.34              153
9/30/99                       1,116,766        1.04            1.04              0.55                0.55               62
9/30/98                       1,012,132        1.06            1.11              1.00                0.95               57

SERVICE CLASS
10/1/02 through 3/31/03 15   $   22,755        1.38% 2         1.40% 2          (0.44)% 2           (0.46)% 2           66%
9/30/02                          62,149        1.36            1.42              2.51                2.44              275
9/30/01                          78,595        1.36            1.37              0.28                0.26              306
9/30/00                         134,447        1.36            1.37              0.06                0.05              153
9/30/99                         118,323        1.34            1.34              0.21                0.21               62
9/30/98                         143,526        1.36            1.41              0.49                0.44               57



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 84 and 85

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                              NET                    NET GAIN                                                NET
                             ASSET                   (LOSS) ON    DISTRIBUTIONS DISTRIBUTIONS  REDEMPTION   ASSET
                             VALUE        NET       INVESTMENTS     FROM NET      FROM NET     FEES ADDED   VALUE
                           BEGINNING  INVESTMENT  (BOTH REALIZED   INVESTMENT     REALIZED     TO PAID-IN   END OF     TOTAL
                           OF PERIOD INCOME (LOSS) AND UNREALIZED)   INCOME         GAINS        CAPITAL    PERIOD    RETURN
------------------------------------------------------------------------------- --------------------------------------------------
INVESTOR A CLASS
10/1/02 through 3/31/03 15   $ 6.83     $(0.02)       $(0.61)         $   --       $   --        $   --     $ 6.20     (9.22)% 3,12
9/30/02                        8.04       0.20 14      (1.36)             --        (0.05)           --       6.83    (14.59) 3,12
9/30/01                       13.76       0.01         (3.59)             --        (2.14)           --       8.04    (30.24) 3
9/30/00                       15.79         --          0.08              --        (2.11)           --      13.76     (0.32) 3
9/30/99                       13.14      (0.05)         3.58           (0.08)       (0.80)           --      15.79     27.82 3
9/30/98                       14.57       0.10         (1.20)          (0.13)       (0.20)           --      13.14     (7.56) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $ 6.56     $(0.05)       $(0.57)         $   --       $   --        $   --     $ 5.94     (1.38)% 4,12
9/30/02                        7.79       0.16         (1.34)             --        (0.05)           --       6.56    (15.31) 4,12
9/30/01                       13.45      (0.08)        (3.44)             --        (2.14)           --       7.79    (30.53) 4
9/30/00                       15.55      (0.10)         0.08              --        (2.08)           --      13.45     (1.10) 4
9/30/99                       12.94      (0.10)         3.51              --        (0.80)           --      15.55     26.98 4
9/30/98                       14.38      (0.01)        (1.16)          (0.07)       (0.20)           --      12.94     (8.19) 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $ 6.54     $(0.06)       $(0.46)         $   --       $   --        $   --     $ 6.02     (7.95)% 4,12
9/30/02                        7.80       0.05         (1.26)             --        (0.05)           --       6.54    (15.68) 4,12
9/30/01                       13.45      (0.06)        (3.45)             --        (2.14)           --       7.80    (30.44) 4
9/30/00                       15.55      (0.06)         0.04              --        (2.08)           --      13.45     (1.10) 4
9/30/99                       12.94      (0.02)         3.43              --        (0.80)           --      15.55     26.98 4
9/30/98                       14.38         --         (1.17)          (0.07)       (0.20)           --      12.94     (8.19) 4

---------------------------
INTERNATIONAL OPPORTUNITIES
---------------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $15.22     $(0.05)       $(0.07)         $   --       $   --        $ 0.01     $15.11     (0.72)%
9/30/02                       14.86       0.05          0.27              --           --          0.04      15.22      2.42
9/30/01                       22.54       0.30         (7.93)             --        (0.05)           --      14.86    (33.93)
9/30/00                       12.90       0.13         10.91              --        (1.40)           --      22.54     91.76
9/30/99                        9.56       0.03          4.44           (0.02)       (1.11)           --      12.90     51.88
9/30/98                        9.94       0.07         (0.40)          (0.05)          --            --       9.56     (3.57)

SERVICE CLASS
10/1/02 through 3/31/03 15   $14.98     $(0.08) 14    $(0.06)         $   --       $   --        $ 0.01     $14.85     (0.87)%
9/30/02                       14.66      (0.02)         0.30              --           --          0.04      14.98      2.18
9/30/01                       22.36       0.29         (7.94)             --        (0.05)           --      14.66    (34.29)
9/30/00                       12.84       0.08         10.84              --        (1.40)           --      22.36     91.21
9/30/99                        9.56       0.02          4.39           (0.02)       (1.11)           --      12.84     51.14
9/30/98                        9.94       0.02         (0.35)          (0.05)          --            --       9.56     (3.62)

INVESTOR A CLASS
10/1/02 through 3/31/03 15   $14.94     $(0.10) 14    $(0.06)         $   --       $   --        $ 0.01     $14.79     (1.01)% 3,12
9/30/02                       14.65      (0.03)         0.28              --           --          0.04      14.94      1.98 3,12
9/30/01                       22.34       0.13         (7.77)             --        (0.05)           --      14.65    (34.27) 3
9/30/00                       12.84       0.08         10.82              --        (1.40)           --      22.34     91.04 3
9/30/99                        9.54      (0.01)         4.42              --        (1.11)           --      12.84     50.71 3
9/30/98                        9.94       0.02         (0.39)          (0.03)          --            --       9.54     (3.98) 3

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $14.54     $(0.13)       $(0.08)         $   --       $   --        $ 0.01     $14.34     (1.38)% 4,12
9/30/02                       14.37      (0.16)         0.29              --           --          0.04      14.54      1.18 4,12
9/30/01                       22.06       0.01         (7.65)             --        (0.05)           --      14.37    (34.71) 4
9/30/00                       12.78      (0.04)        10.72              --        (1.40)           --      22.06     89.64 4
9/30/99                        9.48      (0.10)         4.51              --        (1.11)           --      12.78     49.83 4
9/30/98                        9.94      (0.05)        (0.39)          (0.02)          --            --       9.48     (4.73) 4

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $14.54     $(0.12)       $(0.09)         $   --       $   --        $ 0.01     $14.34     (1.38)% 4,12
9/30/02                       14.36      (0.15)         0.29              --           --          0.04      14.54      1.25 4,12
9/30/01                       22.06       0.01         (7.66)             --        (0.05)           --      14.36    (34.71) 4
9/30/00                       12.78      (0.04)        10.72              --        (1.40)           --      22.06     89.64 4
9/30/99                        9.48      (0.03)         4.44              --        (1.11)           --      12.78     49.83 4
9/30/98                        9.94      (0.04)        (0.40)          (0.02)          --            --       9.48     (4.73) 4



                                                                                                 RATIO OF NET
                                 NET                     RATIO OF EXPENSES                     INVESTMENT INCOME
                                ASSETS        RATIO OF       TO AVERAGE        RATIO OF NET        TO AVERAGE
                                END OF       EXPENSES TO     NET ASSETS      INVESTMENT INCOME     NET ASSETS       PORTFOLIO
                                PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET       (EXCLUDING       TURNOVER
                                (000)         ASSETS         WAIVERS)            ASSETS             WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/02 through 3/31/03 15   $  13,040        1.56% 2         1.58% 2         (0.49)% 2            (0.51)% 2         66%
9/30/02                         16,088        1.55            1.60             2.41                 2.35            275
9/30/01                         48,813        1.54            1.55             0.10                 0.08            306
9/30/00                         29,881        1.53            1.53            (0.08)               (0.08)           153
9/30/99                         33,106        1.48            1.48             0.23                 0.23             62
9/30/98                         26,637        1.52            1.57             0.31                 0.26             57

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $   2,167        2.30% 2         2.33% 2         (1.25)% 2            (1.27)% 2         66%
9/30/02                          2,743        2.27            2.33             1.83                 1.77            275
9/30/01                          4,226        2.28            2.29            (0.73)               (0.74)           306
9/30/00                          8,399        2.28            2.29            (0.85)               (0.86)           153
9/30/99                          7,822        2.26            2.26            (0.66)               (0.66)            62
9/30/98                          6,509        2.28            2.33            (0.38)               (0.43)            57

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $     743        2.31% 2         2.34% 2         (0.79)% 2            (0.82)% 2         66%
9/30/02                          1,344        2.31            2.37             0.50                 0.44            275
9/30/01                          2,105        2.27            2.28            (0.62)               (0.64)           306
9/30/00                          1,723        2.28            2.28            (0.71)               (0.71)           153
9/30/99                          1,018        2.26            2.26            (0.27)               (0.27)            62
9/30/98                            294        2.27            2.32            (0.31)               (0.36)            57

---------------------------
INTERNATIONAL OPPORTUNITIES
---------------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $  41,995        1.36% 2         1.52% 2         (0.44)% 2            (0.60)% 2         19%
9/30/02                         54,164        1.33            1.43             0.27                 0.17            104
9/30/01                         60,531        1.33            1.40             1.36                 1.30            207
9/30/00                         85,206        1.33            1.48             0.74                 0.59            296
9/30/99                         23,814        1.33            2.00             0.19                (0.48)           224
9/30/98                         16,233        1.32            2.17             0.65                (0.20)            76

SERVICE CLASS
10/1/02 through 3/31/03 15       $ 965        1.68% 2         1.82% 2         (0.65)% 2            (0.79)% 2         19%
9/30/02                            670        1.60            1.70            (0.17)               (0.27)           104
9/30/01                            500        1.63            1.84             1.50                 1.29            207
9/30/00                            457        1.63            1.69             0.60                 0.54            296
9/30/99                             --        1.63            2.30            (0.11)               (0.78)           224
9/30/98                              5        1.62            2.47             0.28                (0.57)            76

INVESTOR A CLASS
10/1/02 through 3/31/03 15   $  27,032        1.84% 2         2.00% 2         (0.88)% 2            (1.03)% 2         19%
9/30/02                         25,969        1.80            1.91            (0.17)               (0.27)           104
9/30/01                         28,781        1.80            1.89             0.80                 0.72            207
9/30/00                         40,545        1.79            1.85             0.45                 0.39            296
9/30/99                          1,092        1.80            2.47            (0.23)               (0.90)           224
9/30/98                            849        1.78            2.63             0.20                (0.65)            76

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $  23,396        2.59% 2         2.74% 2         (1.64)% 2            (1.79)% 2         19%
9/30/02                         25,917        2.54            2.64            (0.93)               (1.03)           104
9/30/01                         27,895        2.55            2.64             0.06                (0.03)           207
9/30/00                         56,136        2.52            2.60            (0.27)               (0.33)           296
9/30/99                          2,208        2.55            3.22            (0.99)               (1.66)           224
9/30/98                          1,725        2.53            3.38            (0.54)               (1.39)            76

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $  18,387        2.59% 2         2.74% 2         (1.62)% 2            (1.78)% 2         19%
9/30/02                         18,599        2.55            2.66            (0.95)               (1.05)           104
9/30/01                         21,019        2.55            2.66             0.07                (0.03)           207
9/30/00                         43,722        2.52            2.58            (0.27)               (0.32)           296
9/30/99                          1,019        2.55            3.22            (0.99)               (1.66)           224
9/30/98                            423        2.53            3.38            (0.54)               (1.39)            76


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------
 86 and 87

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                              NET                    NET GAIN                                                              NET
                             ASSET                   (LOSS) ON    DISTRIBUTIONS               DISTRIBUTIONS   REDEMPTION  ASSET
                             VALUE        NET       INVESTMENTS      FROM NET    DISTRIBUTIONS   FROM NET     FEES ADDED  VALUE
                           BEGINNING  INVESTMENT  (BOTH REALIZED    INVESTMENT       FROM        REALIZED     TO PAID-IN  END OF
                           OF PERIOD INCOME (LOSS) AND UNREALIZED)    INCOME        CAPITAL       GAINS       CAPITAL    PERIOD
------------------------------------------------------------------------------------------------------------------------------------
-------------------
ASIA PACIFIC EQUITY
-------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $ 5.86     $ 0.02        $(0.64)        $(0.01)       $   --        $   --       $  --       $ 5.23
9/30/02                        6.16      (0.02)        (0.23)         (0.06)           --            --        0.01         5.86
9/30/01                        9.24       0.01         (2.88)         (0.01)           --         (0.20)         --         6.16
6/23/00 1 through 9/30/00     10.00       0.02         (0.78)            --            --            --          --         9.24

SERVICE CLASS
10/1/02 through 3/31/03 15   $ 5.86     $(0.01)       $(0.61)        $(0.01)       $   --        $   --       $  --       $ 5.23
9/30/02                        6.16      (0.07)        (0.24)            --            --            --        0.01         5.86
9/30/01                        9.20      (0.05)        (2.78)         (0.01)           --         (0.20)         --         6.16
6/23/00 1 through 9/30/00     10.00      (0.02)        (0.78)            --            --            --          --         9.20

INVESTOR A CLASS
10/1/02 through 3/31/03 15   $ 5.75     $   --        $(0.62)        $   --        $   --        $   --       $  --       $ 5.13
9/30/02                        6.06      (0.07)        (0.25)            --            --            --        0.01         5.75
9/30/01                        9.20      (0.04)        (2.89)         (0.01)           --         (0.20)         --         6.06
6/23/00 1 through 9/30/00     10.00       0.01         (0.81)            --            --            --          --         9.20

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $ 5.77     $(0.01)       $(0.64)        $   --        $   --        $   --       $  --       $ 5.12
9/30/02                        6.05      (0.09)        (0.20)            --            --            --        0.01         5.77
9/30/01                        9.22      (0.06)        (2.90)         (0.01)           --         (0.20)         --         6.05
6/23/00 1 through 9/30/00     10.00         --         (0.78)            --            --            --          --         9.22

INVESTOR C CLASS
10/1/02 through 3/31/03 15   $ 5.77     $(0.05) 14    $(0.60)        $   --        $   --        $   --       $  --       $ 5.12
9/30/02                        6.05      (0.25)        (0.04)            --            --            --        0.01         5.77
9/30/01                        9.24      (0.08)        (2.90)         (0.01)           --         (0.20)         --         6.05
6/23/00 1 through 9/30/00     10.00         --         (0.76)            --            --            --          --         9.24

-------------
SELECT EQUITY
-------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   $ 8.50     $ 0.08        $ 0.30         $(0.11)       $   --        $   --       $  --       $ 8.77
9/30/02                       11.25       0.11         (2.86)            --            --            --          --         8.50
9/30/01                       20.77       0.06         (6.46)         (0.05)        (0.02)        (3.05)         --        11.25
9/30/00                       20.77       0.07          1.61          (0.05)           --         (1.63)         --        20.77
9/30/99                       17.01       0.14          4.36          (0.13)           --         (0.61)         --        20.77
9/30/98                       17.51       0.16          0.49          (0.15)           --         (1.00)         --        17.01

SERVICE CLASS
10/1/02 through 3/31/03 15   $ 8.44     $ 0.11        $ 0.24         $   --        $   --        $   --       $  --       $ 8.79
9/30/02                       11.21       0.01 14      (2.78)            --            --            --          --         8.44
9/30/01                       20.73       0.01         (6.43)         (0.03)        (0.02)        (3.05)         --        11.21
9/30/00                       20.76       0.01          1.61          (0.02)           --         (1.63)         --        20.73
9/30/99                       17.00       0.07          4.37          (0.07)           --         (0.61)         --        20.76
9/30/98                       17.50       0.12          0.48          (0.10)           --         (1.00)         --        17.00

INVESTOR A CLASS
10/1/02 through 3/31/03 15   $ 8.41     $ 0.03        $ 0.32         $(0.08)       $   --        $   --       $  --       $ 8.68
9/30/02                       11.17      (0.01)        (2.75)            --            --            --          --         8.41
9/30/01                       20.69      (0.02)        (6.42)         (0.01)        (0.02)        (3.05)         --        11.17
9/30/00                       20.75      (0.02)         1.60          (0.01)           --         (1.63)         --        20.69
9/30/99                       17.00       0.05          4.36          (0.05)           --         (0.61)         --        20.75
9/30/98                       17.50       0.08          0.50          (0.08)           --         (1.00)         --        17.00

INVESTOR B CLASS
10/1/02 through 3/31/03 15   $ 8.06     $   --        $ 0.30         $   --        $   --        $   --       $  --       $ 8.36
9/30/02                       10.79      (0.10)        (2.63)            --            --            --          --         8.06
9/30/01                       20.21      (0.13)        (6.22)            --         (0.02)        (3.05)         --        10.79
9/30/00                       20.44      (0.18)         1.58             --            --         (1.63)         --        20.21
9/30/99                       16.85      (0.10)         4.30             --            --         (0.61)         --        20.44
9/30/98                       17.40      (0.03)         0.48             --            --         (1.00)         --        16.85




                                                                                                           RATIO OF NET
                                                NET                   RATIO OF EXPENSES                  INVESTMENT INCOME
                                               ASSETS      RATIO OF       TO AVERAGE     RATIO OF NET        TO AVERAGE
                                               END OF     EXPENSES TO     NET ASSETS   INVESTMENT INCOME     NET ASSETS   PORTFOLIO
                             TOTAL             PERIOD    AVERAGE NET      (EXCLUDING    TO AVERAGE NET       (EXCLUDING   TURNOVER
                             RETURN             (000)       ASSETS         WAIVERS)         ASSETS             WAIVERS)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
-------------------
ASIA PACIFIC EQUITY
-------------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15   (10.66)%       $     1,573      1.45% 2         2.62% 2         0.62% 2          (0.54)% 2      49%
9/30/02                       (3.94)              1,756      1.45            5.64           (0.26)            (4.45)        107
9/30/01                      (31.69)              1,931      1.45            5.03            0.11             (3.46)        206
6/23/00 1 through 9/30/00     (7.60)              2,810      1.45 2          9.16 2          0.62 2           (7.09) 2      145

SERVICE CLASS
10/1/02 through 3/31/03 15   (10.63)%       $        --      1.75% 2         4.58% 2        (0.42)% 2         (2.22)% 2      49%
9/30/02                       (4.87)                 --      1.75            8.73           (0.56)            (6.90)        107
9/30/01                      (31.38)                 --      1.75            4.59           (0.94)            (3.76)        206
6/23/00 1 through 9/30/00     (8.00)                 --      1.75 2          9.46 2          0.32 2           (7.39) 2      145

INVESTOR A CLASS
10/1/02 through 3/31/03 15   (10.78)% 3,12  $        45      1.92% 2         3.02% 2         0.12% 2          (0.97)% 2      49%
9/30/02                       (5.12) 3,12            52      1.92            3.05           (0.70)            (1.83)        107
9/30/01                      (32.50) 3               29      1.93            5.70           (0.39)            (4.16)        206
6/23/00 1 through 9/30/00     (8.00) 3               35      1.92 2          9.63 2          0.15 2           (7.56) 2      145

INVESTOR B CLASS
10/1/02 through 3/31/03 15   (11.27)% 4,12  $        15      2.67% 2         3.88% 2        (0.49)% 2         (1.70)% 2      49%
9/30/02                       (4.63) 4,12            15      2.65            6.57           (1.46)            (5.38)        107
9/30/01                      (32.75) 4                9      2.65            6.47           (0.85)            (4.67)        206
6/23/00 1 through 9/30/00     (7.80) 4               10      2.67 2         10.38 2         (0.60) 2          (8.31) 2      145

INVESTOR C CLASS
10/1/02 through 3/31/03 15   (11.27)% 4,12  $         1      2.67% 2         2.69% 2        (1.87)% 2         (1.96)% 2      49%
9/30/02                       (4.63) 4,12             1      2.67            3.81           (0.82)            (1.95)        107
9/30/01                      (32.90) 4                2      2.66            6.32           (1.08)            (4.73)        206
6/23/00 1 through 9/30/00     (7.60) 4                2      2.67 2         10.38 2         (0.60) 2          (8.31) 2      145

-------------
SELECT EQUITY
-------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15     4.36%        $    79,449      0.81% 2         0.96% 2         1.04% 2           0.89% 2       51%
9/30/02                      (24.44)            134,859      0.81            0.87            0.36              0.30         124
9/30/01                      (35.29)            755,701      0.81            0.82            0.38              0.37         114
9/30/00                        8.14           1,466,964      0.80            0.80            0.33              0.33         103
9/30/99                       26.96           1,443,128      0.80            0.80            0.67              0.67          22
9/30/98                        4.07           1,286,032      0.86            0.86            0.93              0.93          27

SERVICE CLASS
10/1/02 through 3/31/03 15     4.15%        $     2,019      1.11% 2         1.27% 2         0.75% 2           0.60% 2       51%
9/30/02                      (24.71)              3,797      1.11            1.16            0.06              0.02         124
9/30/01                      (35.49)            143,283      1.11            1.12            0.07              0.06         114
9/30/00                        7.81             232,287      1.10            1.10            0.03              0.03         103
9/30/99                       26.61             223,215      1.10            1.10            0.37              0.37          22
9/30/98                        3.77             203,754      1.16            1.16            0.63              0.63          27

INVESTOR A CLASS
10/1/02 through 3/31/03 15     4.10% 3      $    21,417      1.28% 2         1.44% 2         0.58% 2           0.42% 2       51%
9/30/02                      (24.71) 3           24,816      1.28            1.36           (0.04)            (0.11)        124
9/30/01                      (35.65) 3           37,267      1.28            1.30           (0.09)            (0.10)        114
9/30/00                        7.64 3            76,438      1.25            1.25           (0.11)            (0.11)        103
9/30/99                       26.44 3            66,646      1.21            1.21            0.26              0.26          22
9/30/98                        3.62 3            35,359      1.32            1.32            0.44              0.44          27

INVESTOR B CLASS
10/1/02 through 3/31/03 15     3.72% 4      $    19,412      2.03% 2         2.18% 2        (0.11)% 2         (0.26)% 2      51%
9/30/02                      (25.30) 4           22,119      2.03            2.11           (0.78)            (0.86)        124
9/30/01                      (36.11) 4           40,403      2.03            2.05           (0.84)            (0.85)        114
9/30/00                        6.82 4            81,562      2.01            2.01           (0.87)            (0.87)        103
9/30/99                       25.38 4            66,854      2.02            2.02           (0.55)            (0.55)         22
9/30/98                        2.90 4            39,971      2.07            2.07           (0.29)            (0.29)         27

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


-----------
 88 and 89

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               NET                       NET GAIN                                    NET                    NET
                              ASSET                      (LOSS) ON    DISTRIBUTIONS  DISTRIBUTIONS  ASSET                 ASSETS
                              VALUE         NET         INVESTMENTS     FROM NET       FROM NET     VALUE                 END OF
                            BEGINNING   INVESTMENT    (BOTH REALIZED   INVESTMENT      REALIZED    END OF       TOTAL     PERIOD
                            OF PERIOD  INCOME (LOSS)  AND UNREALIZED)    INCOME          GAINS     PERIOD      RETURN      (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/02 through 3/31/03 15    $ 8.06       $   --          $ 0.30         $   --       $    --     $ 8.36        3.72% 4  $    1,738
9/30/02                        10.79        (0.11)          (2.62)            --            --       8.06      (25.30) 4       1,923
9/30/01                        20.20        (0.15)          (6.19)         (0.02)        (3.05)     10.79      (36.07) 4       3,955
9/30/00                        20.44        (0.16)           1.55             --         (1.63)     20.20        6.77 4       11,108
9/30/99                        16.85        (0.08)           4.28             --         (0.61)     20.44       25.38 4        6,543
9/30/98                        17.40        (0.02)           0.47             --         (1.00)     16.85        2.90 4        2,450

------------
INDEX EQUITY
------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $15.69       $ 0.15          $ 0.63         $(0.14)       $   --     $16.33        4.96%    $  660,400
9/30/02                        20.03         0.25           (4.34)         (0.25)           --      15.69      (20.65)       741,161
9/30/01                        27.59         0.26           (7.63)         (0.19)           --      20.03      (26.78)       557,845
9/30/00                        24.69         0.27            2.97          (0.18)        (0.16)     27.59       13.10        665,743
9/30/99                        19.65         0.27            5.10          (0.27)        (0.06)     24.69       27.36        507,841
9/30/98                        18.32         0.24            1.39          (0.26)        (0.04)     19.65        8.91        354,215

SERVICE CLASS
10/1/02 through 3/31/03 15    $15.62       $ 0.11          $ 0.63         $(0.12)       $   --     $16.24        4.70%    $   60,196
9/30/02                        19.97         0.25           (4.41)         (0.19)           --      15.62      (21.02)        63,468
9/30/01                        27.54         0.16           (7.61)         (0.12)           --      19.97      (27.10)       292,389
9/30/00                        24.67         0.16            2.97          (0.10)        (0.16)     27.54       12.66        378,997
9/30/99                        19.64         0.19            5.10          (0.20)        (0.06)     24.67       26.96        354,283
9/30/98                        18.32         0.22            1.34          (0.20)        (0.04)     19.64        8.54        233,696

INVESTOR A CLASS
10/1/02 through 3/31/03 15    $15.62       $ 0.09          $ 0.63         $(0.10)       $   --     $16.24        4.61% 3  $  243,551
9/30/02                        19.95         0.13           (4.31)         (0.15)           --      15.62      (21.09) 3     222,736
9/30/01                        27.51         0.12           (7.60)         (0.08)           --      19.95      (27.23) 3      76,363
9/30/00                        24.66         0.11            2.96          (0.06)        (0.16)     27.51       12.43 3       93,935
9/30/99                        19.64         0.17            5.10          (0.19)        (0.06)     24.66       26.74 3       85,174
9/30/98                        18.32         0.18            1.35          (0.17)        (0.04)     19.64        8.37 3       42,891

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $15.35       $ 0.03          $ 0.62         $(0.04)       $   --     $15.96        4.24% 4  $  168,309
9/30/02                        19.61        (0.01)          (4.25)            --            --      15.35      (21.72) 4     175,100
9/30/01                        27.15        (0.06)          (7.48)            --            --      19.61      (27.77) 4     262,027
9/30/00                        24.44           --            2.84             --         (0.13)     27.15       11.61 4      360,792
9/30/99                        19.52        (0.02)           5.05          (0.05)        (0.06)     24.44       25.78 4      302,071
9/30/98                        18.22         0.05            1.34          (0.05)        (0.04)     19.52        7.63 4      109,019

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $15.35       $ 0.03          $ 0.62         $(0.04)       $   --     $15.96        4.24% 4  $  260,797
9/30/02                        19.61        (0.01)          (4.25)            --            --      15.35      (21.72) 4     270,958
9/30/01                        27.15        (0.06)          (7.48)            --            --      19.61      (27.77)4      382,356
9/30/00                        24.44           --            2.84             --         (0.13)     27.15       11.61 4      530,586
9/30/99                        19.52           --            5.03          (0.05)        (0.06)     24.44       25.78 4      391,152
9/30/98                        18.22         0.05            1.34          (0.05)        (0.04)     19.52        7.63 4       81,529

--------
BALANCED
--------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15    $11.12       $ 0.19          $ 0.28         $(0.19)       $   --     $11.40        4.18%    $   16,632
9/30/02                        13.28         0.58           (2.35)         (0.39)           --      11.12      (13.62)        24,055
9/30/01                        20.16         0.35           (4.05)         (0.37)        (2.81)     13.28      (20.83)       205,085
9/30/00                        19.75         0.48            1.10          (0.47)        (0.70)     20.16        8.05        385,793
9/30/99                        18.35         0.49            2.18          (0.48)        (0.79)     19.75       14.81        414,057
9/30/98                        18.22         0.38            1.43          (0.43)        (1.25)     18.35       10.82        374,899

SERVICE CLASS
10/1/02 through 3/31/03 15    $11.11       $ 0.17          $ 0.28         $(0.17)       $   --     $11.39        4.02%    $    2,503
9/30/02                        13.26         0.27 14        (2.07)         (0.35)           --      11.11      (13.83)         3,379
9/30/01                        20.15         0.29           (4.04)         (0.33)        (2.81)     13.26      (21.15)       147,535
9/30/00                        19.73         0.42            1.11          (0.41)        (0.70)     20.15        7.78        197,633
9/30/99                        18.34         0.42            2.18          (0.42)        (0.79)     19.73       14.49        219,018
9/30/98                        18.21         0.42            1.34          (0.38)        (1.25)     18.34       10.43        176,557




                                                                                               RATIO OF NET
                                           RATIO OF EXPENSES  RATIO OF EXPENSES              INVESTMENT INCOME
                               RATIO OF        TO AVERAGE        TO AVERAGE    RATIO OF NET     TO AVERAGE
                              EXPENSES TO      NET ASSETS        NET ASSETS  INVESTMENT INCOME  NET ASSETS    PORTFOLIO
                             AVERAGE NET       (EXCLUDING        (EXCLUDING   TO AVERAGE NET    (EXCLUDING    TURNOVER
                                ASSETS      INTEREST EXPENSE)     WAIVERS)        ASSETS         WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------------------
INVESTOR C CLASS
10/1/02 through 3/31/03 15       2.03% 2          2.03% 2           2.18% 2        (0.11)% 2       (0.26)% 2    51%
9/30/02                          2.03             2.03              2.11           (0.80)          (0.87)      124
9/30/01                          2.03             2.03              2.04           (0.09)          (0.09)      114
9/30/00                          2.01             2.01              2.01           (0.87)          (0.87)      103
9/30/99                          2.02             2.02              2.02           (0.55)          (0.55)       22
9/30/98                          2.06             2.06              2.06           (0.30)          (0.30)       27

------------
INDEX EQUITY
------------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15       0.18% 2++        0.18% 2++         0.35% 2++       1.69% 2         1.52% 2      5% 10
9/30/02                          0.18++           0.18++            0.33++          1.35            1.20         6 9
9/30/01                          0.18++           0.18++            0.33++          1.11            0.96         8 8
9/30/00                          0.18++           0.18++            0.33++          0.98            0.83         8 7
9/30/99                          0.22++           0.22++            0.33++          1.14            1.04         5 6
9/30/98                          0.18++           0.18++            0.34++          1.40            1.24         9 5

SERVICE CLASS
10/1/02 through 3/31/03 15       0.62% 2++        0.62% 2++         0.65% 2++       1.26% 2         1.22% 2      5% 10
9/30/02                          0.61++           0.61++            0.67++          0.87            0.81         6 9
9/30/01                          0.61++           0.61++            0.63++          0.68            0.66         8 8
9/30/00                          0.59++           0.59++            0.63++          0.57            0.54         8 7
9/30/99                          0.56++           0.56++            0.63++          0.80            0.74         5 6
9/30/98                          0.48++           0.48++            0.64++          1.09            0.93         9 5

INVESTOR A CLASS
10/1/02 through 3/31/03 15       0.79% 2++        0.79% 2++         0.83% 2++       1.09% 2         1.05% 2      5% 10
9/30/02                          0.79++           0.79++            0.78++          0.72            0.72         6 9
9/30/01                          0.79++           0.79++            0.81++          0.50            0.48         8 8
9/30/00                          0.78++           0.78++            0.81++          0.38            0.35         8 7
9/30/99                          0.75++           0.75++            0.81++          0.62            0.56         5 6
9/30/98                          0.65++           0.65++            0.81++          0.92            0.76         9 5

INVESTOR B CLASS
10/1/02 through 3/31/03 15       1.54% 2++        1.54% 2++         1.58% 2++       0.34% 2         0.30% 2      5% 10
9/30/02                          1.53++           1.53++            1.55++         (0.04)          (0.05)        6 9
9/30/01                          1.53++           1.53++            1.55++         (0.25)          (0.26)        8 8
9/30/00                          1.51++           1.51++            1.54++         (0.35)          (0.38)        8 7
9/30/99                          1.49++           1.49++            1.55++         (0.13)          (0.18)        5 6
9/30/98                          1.38++           1.38++            1.54++          0.19            0.03         9 5

INVESTOR C CLASS
10/1/02 through 3/31/03 15       1.54% 2++        1.54% 2++         1.58% 2++       0.34% 2         0.30% 2      5% 10
9/30/02                          1.53++           1.53++            1.55++         (0.04)          (0.05)        6 9
9/30/01                          1.53++           1.53++            1.55++         (0.25)          (0.26)        8 8
9/30/00                          1.53++           1.53++            1.56++         (0.37)          (0.40)        8 7
9/30/99                          1.51++           1.51++            1.55++         (0.15)          (0.19)        5 6
9/30/98                          1.38++           1.38++            1.54++          0.19            0.03         9 5

--------
BALANCED
--------

INSTITUTIONAL CLASS
10/1/02 through 3/31/03 15       0.96% 2          0.86% 2           1.07% 2         3.97% 2         3.86% 2    169%
9/30/02                          0.92             0.86              0.93            2.36            2.34       232
9/30/01                          0.86             0.86              0.88            2.04            2.03       210
9/30/00                          0.85             0.85              0.85            2.30            2.30       176
9/30/99                          0.86             0.86              0.86            2.44            2.44       122
9/30/98                          0.90             0.90              0.90            2.48            2.48       134

SERVICE CLASS
10/1/02 through 3/31/03 15       1.26% 2          1.16% 2           1.37% 2         2.71% 2         2.59% 2    169%
9/30/02                          1.21             1.16              1.26            2.00            1.96       232
9/30/01                          1.16             1.16              1.18            1.93            1.91       210
9/30/00                          1.15             1.15              1.15            2.00            2.00       176
9/30/99                          1.16             1.16              1.16            2.14            2.14       122
9/30/98                          1.20             1.20              1.20            2.22            2.22       134



-----------
 90 and 91

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               NET                       NET GAIN                                    NET                    NET
                              ASSET                      (LOSS) ON    DISTRIBUTIONS  DISTRIBUTIONS  ASSET                 ASSETS
                              VALUE         NET         INVESTMENTS     FROM NET       FROM NET     VALUE                 END OF
                            BEGINNING   INVESTMENT    (BOTH REALIZED   INVESTMENT      REALIZED    END OF       TOTAL     PERIOD
                            OF PERIOD  INCOME (LOSS)  AND UNREALIZED)    INCOME          GAINS     PERIOD      RETURN      (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/02 through 3/31/03 15    $11.10       $ 0.16          $ 0.29         $(0.16)      $   --      $11.39        4.02% 3   $  83,043
9/30/02                        13.25         0.28           (2.10)         (0.33)          --       11.10      (14.01) 3     115,667
9/30/01                        20.13         0.26           (4.03)         (0.30)       (2.81)      13.25      (21.26) 3     108,795
9/30/00                        19.72         0.38            1.11          (0.38)       (0.70)      20.13        7.59 3      149,594
9/30/99                        18.33         0.41            2.18          (0.41)       (0.79)      19.72       14.40 3      132,833
9/30/98                        18.22         0.39            1.33          (0.36)       (1.25)      18.33       10.19 3       96,795

INVESTOR B CLASS
10/1/02 through 3/31/03 15    $11.01       $ 0.11          $ 0.30         $(0.12)      $   --      $11.30        3.66% 4   $  37,223
9/30/02                        13.14         0.20           (2.10)         (0.23)          --       11.01      (14.67) 4      40,717
9/30/01                        19.98         0.15           (4.00)         (0.18)       (2.81)      13.14      (21.84) 4      67,732
9/30/00                        19.59         0.22            1.09          (0.22)       (0.70)      19.98        6.72 4      102,530
9/30/99                        18.22         0.24            2.18          (0.26)       (0.79)      19.59       13.46 4       96,253
9/30/98                        18.13         0.25            1.31          (0.22)       (1.25)      18.22        9.40 4       46,303

INVESTOR C CLASS
10/1/02 through 3/31/03 15    $11.01       $ 0.11          $ 0.29         $(0.12)      $   --      $11.29        3.57% 4    $  4,138
9/30/02                        13.14         0.21           (2.11)         (0.23)          --       11.01      (14.67) 4       4,911
9/30/01                        19.98         0.13           (3.98)         (0.18)       (2.81)      13.14      (21.84) 4       9,425
9/30/00                        19.59         0.22            1.09          (0.22)       (0.70)      19.98        6.73 4       11,967
9/30/99                        18.22         0.23            2.19          (0.26)       (0.79)      19.59       13.46 4       10,095
9/30/98                        18.13         0.24            1.32          (0.22)       (1.25)      18.22        9.40 4          699



                                                                                               RATIO OF NET
                                           RATIO OF EXPENSES  RATIO OF EXPENSES              INVESTMENT INCOME
                               RATIO OF        TO AVERAGE        TO AVERAGE    RATIO OF NET     TO AVERAGE
                              EXPENSES TO      NET ASSETS        NET ASSETS  INVESTMENT INCOME  NET ASSETS    PORTFOLIO
                             AVERAGE NET       (EXCLUDING        (EXCLUDING   TO AVERAGE NET    (EXCLUDING    TURNOVER
                                ASSETS      INTEREST EXPENSE)     WAIVERS)        ASSETS         WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------------------
INVESTOR A CLASS
10/1/02 through 3/31/03 15       1.43% 2          1.33% 2           1.54% 2         2.54% 2        2.43% 2      169%
9/30/02                          1.42             1.34              1.44            2.25           2.22         232
9/30/01                          1.34             1.34              1.36            1.75           1.74         210
9/30/00                          1.30             1.29              1.30            1.86           1.86         176
9/30/99                          1.25             1.25              1.25            2.05           2.05         122
9/30/98                          1.30             1.30              1.30            2.13           2.13         134

INVESTOR B CLASS
10/1/02 through 3/31/03 15       2.18% 2          2.08% 2           2.29% 2         1.84% 2        1.72% 2      169%
9/30/02                          2.16             2.08              2.19            1.48           1.45         232
9/30/01                          2.08             2.09              2.10            1.01           1.00         210
9/30/00                          2.07             2.07              2.07            1.09           1.09         176
9/30/99                          2.07             2.07              2.07            1.23           1.23         122
9/30/98                          2.11             2.11              2.11            1.30           1.30         134

INVESTOR C CLASS
10/1/02 through 3/31/03 15       2.18% 2          2.08% 2           2.29% 2         1.81% 2        1.70% 2      169%
9/30/02                          2.16             2.08              2.19            1.47           1.44         232
9/30/01                          2.09             2.09              2.11            0.97           0.96         210
9/30/00                          2.07             2.06              2.07            1.09           1.09         176
9/30/99                          2.07             2.07              2.07            1.23           1.23         122
9/30/98                          1.92             1.92              1.92            1.46           1.46         134

1    Commencement of operations of share class.
2    Annualized.
3    Sales load not reflected in total return.
4    Contingent deferred sales load not reflected in total return.
5    For period 12/1/97 through 11/30/98.
6    For period 12/1/98 through 11/30/99.
7    For period 12/1/99 through 11/30/00.
8    For period 12/1/00 through 9/30/01.
9    For period 12/1/01 through 9/30/02.
10   For period 12/1/02 through 3/31/03.
11 Certain prior year amounts were reclassified to conform to current year presentation.
12 Redemption fee of 2.00% effective December 5, 2001 is not reflected in total return calculations.
13 Redemption fee of 2.00% effective March 1, 2003 is not reflected in total return calculations.
14   Calculated using the average shares outstanding method.
15   Unaudited.
++ Including expenses allocated from the U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the six months ended 3/31/03 and for the years ended 9/30/98 through 9/30/02.

-----------
 92 and 93

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     BlackRock Funds SM (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 41 publicly-offered portfolios, 16 of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

            Portfolio                                                       Share Classes
-----------------------------------------------------------------------------------------------------------------------------
                                  Institutional              Service                 Investor A               Investor B
-----------------------------------------------------------------------------------------------------------------------------
                              Contractual   Actual    Contractual    Actual   Contractual    Actual    Contractual    Actual
                                  Fees      Fees (4)    Fees (1)    Fees (4)    Fees (2)     Fees (4)   Fees (3)     Fees (4)
-----------------------------------------------------------------------------------------------------------------------------
  Large Cap Value Equity          None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Equity         None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Value Equity            None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Growth Equity           None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Equity          None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Small Cap Core Equity           None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Equity         None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  U.S. Opportunities              None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Global Science & Technology
  Opportunities                   None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  European Equity                 None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  International Equity            None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  International Opportunities     None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Asia Pacific Equity             None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Select Equity                   None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Index Equity                    None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Balanced                        None        None        0.30%       0.30%       0.50%       0.40%       1.15%       1.15%
-----------------------------------------------------------------------------------------------------------------------------

            Portfolio                 Share Classes
-------------------------------------------------------
                                       Investor C
-------------------------------------------------------
                                 Contractual    Actual
                                   Fees (3)    Fees (4)
-------------------------------------------------------
  Large Cap Value Equity            1.15%       1.15%
-------------------------------------------------------
  Large Cap Growth Equity           1.15%       1.15%
-------------------------------------------------------
  Mid-Cap Value Equity              1.15%       1.15%
-------------------------------------------------------
  Mid-Cap Growth Equity             1.15%       1.15%
-------------------------------------------------------
  Small Cap Value Equity            1.15%       1.15%
-------------------------------------------------------
  Small Cap Core Equity             1.15%       1.15%
-------------------------------------------------------
  Small Cap Growth Equity           1.15%       1.15%
-------------------------------------------------------
  U.S. Opportunities                1.15%       1.15%
-------------------------------------------------------
  Global Science & Technology
  Opportunities                     1.15%       1.15%
-------------------------------------------------------
  European Equity                   1.15%       1.15%
-------------------------------------------------------
  International Equity              1.15%       1.15%
-------------------------------------------------------
  International Opportunities       1.15%       1.15%
-------------------------------------------------------
  Asia Pacific Equity               1.15%       1.15%
-------------------------------------------------------
  Select Equity                     1.15%       1.15%
-------------------------------------------------------
  Index Equity                      1.15%       1.15%
-------------------------------------------------------
  Balanced                          1.15%       1.15%
-------------------------------------------------------

(1) -- the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.

(2) -- the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
(3) -- the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4) -- the actual fees are as of March 31, 2003.

     In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net assets of such respective classes.

     The Index Equity Portfolio invests solely in The U.S. Large Company Series (the "Series") of The DFA Investment Trust Company (the "DFA Trust"). Advisory fees are accrued daily and paid monthly to Dimensional Fund Advisors, Inc. at the Series level as described within the DFA Trust financial statements which are included elsewhere in the report and should be read in conjunction with the financial statements of Index Equity Portfolio.

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

----
 94

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     SECURITY VALUATION -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities that are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, Portfolio securities are valued at the mean between the last reported bid and asked prices, or on the basis of quotations provided by a pricing service or dealer, which uses information with respect to transactions on bonds, quotations from
bond  dealers,   market  transactions  in  comparable   securities  and  various
relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00p.m. (Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Funds' Board of Trustees. As of March 31, 2003, there was one security in Mid-Cap Growth Equity Portfolio with a total market value of $0.00 representing less than .01% of the Portfolio's net assets, one security in Small Cap Growth Equity Portfolio with a total market value of $0.00 representing less than .01% of the Portfolio's net assets, two securities in U.S. Opportunities Portfolio with a total market value of $517, representing less than .01% of the Portfolio's net assets and one security in Global Science & Technology Opportunities Portfolio with a total market value of $100 representing less than ..01% of the Portfolio's net assets, that were valued in accordance with such procedures.

     Valuation of securities held by each Bond Portfolio is as follows: fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics under the supervision of the Board of Trustees; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates.

     The Index Equity Portfolio's investment reflects its proportionate interest in the net assets of The U.S. Large Company Series of The DFA Investment Trust Company.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolios report forward foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios' investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at March 31, 2003, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                                                        UNREALIZED
                                                                                                         VALUE AT        FOREIGN
SETTLEMENT                         CURRENCY                  CURRENCY                CONTRACT            MARCH 31,       EXCHANGE
   DATE                             AMOUNT                     SOLD                   AMOUNT               2003           LOSS
----------                        ------------      -------------------------       ----------          ----------      ----------
International Opportunities
10/06/03                          50,000,000        Hong Kong Dollar ........       $6,391,737          $6,406,700        $(14,963)
                                                                                    ==========          ==========        ========
Asia Pacific Equity
10/06/03                             353,600        Hong Kong Dollar ........       $   45,231          $   45,308        $    (77)
10/06/03                             183,830        Singapore Dollar ........          102,963             104,442          (1,479)
                                                                                    ----------          ----------        --------
                                                                                    $  148,194          $  149,750        $ (1,556)
                                                                                    ==========          ==========        ========

                                                                                                                    UNREALIZED
                                                                                                     VALUE AT         FOREIGN
SETTLEMENT                         CURRENCY                  CURRENCY                CONTRACT        MARCH 31,       EXCHANGE
   DATE                             AMOUNT                    BOUGHT                  AMOUNT           2003           LOSS
----------                        ------------      -------------------------       ----------      ----------      ----------
Asia Pacific Equity
10/06/03                             183,830        Singapore Dollar ........       $  106,984      $  104,442        $ (2,542)
                                                                                    ==========      ==========        ========

     SWAP AGREEMENTS -- The Balanced Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At March 31, 2003, the Balanced Portfolio had the following swap agreements outstanding:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
                                                       INTEREST           INTEREST         NOTIONAL AMOUNT        APPRECIATION
  PORTFOLIO    COUNTER-PARTY    TERMINATION DATE    RECEIVABLE RATE     PAYABLE RATE       (U.S. DOLLARS)        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
  Balanced    Deutsche Bank         05/22/06             5.71%              1.34%+           $13,000,000           $1,308,248
              Goldman Sachs         11/15/21             1.34+              6.04               2,000,000             (267,035)
-------------------------------------------------------------------------------------------------------------------------------

     + Rate shown is based on the 3 month LIBOR as of March 31, 2003.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage- and asset-backed securities are presented as an adjustment to interest income.

     OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements

----
 96

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     REVERSE REPURCHASE AGREEMENTS -- The Balanced Portfolio may enter into reverse repurchase agreements with qualified, third party brokers-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     FUTURES TRANSACTIONS -- The Portfolios may invest in financial futures contracts solely for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolios invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or, except with respect to the Index Equity Portfolio, for other hedging purposes. These Portfolios' futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     OPTION WRITING/PURCHASING -- The Portfolios may write or purchase financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     SWAPTIONS WRITING -- The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rated in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Assets and Liabilities or Statement of Net Assets. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

                                                                            ----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written Option and Swaption transactions entered into during the period ended March 31, 2003, are summarized as follows:

                                                            GLOBAL SCIENCE & TECHNOLOGY
                                                              OPPORTUNITIES PORTFOLIO                    BALANCED PORTFOLIO
                                                          --------------------------------        --------------------------------
                                                          NUMBER OF                               NUMBER OF
                                                          CONTRACTS              PREMIUM           CONTRACTS              PREMIUM
                                                          --------------------------------        --------------------------------
     Balance at 09/30/02 ............................        --                   $   --              911                 $165,681
     Written ........................................        68                    9,996                3                    2,567
     Expired ........................................        --                       --             (305)                 (33,462)
     Closed .........................................        --                       --             (303)                 (70,367)
     Exercised ......................................        --                       --               (6)                  (7,759)
                                                             --                   ------             ----                 --------
     Balance at 03/31/03                                     68                   $9,996              300                 $ 56,660
                                                             ==                   ======             ====                 ========

     TBA PURCHASE COMMITMENTS -- The Balanced Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

     FINANCING TRANSACTIONS -- The Balanced Portfolio may enter into financial transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     SECURITIES LENDING -- Through the agreement with PFPC Trust Co., the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of securities on the BlackRock International Equity and International Opportunities Portfolios are secured by collateral at least equal to 105% of the market value on securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust (the "Trust"), a portfolio of money market securities advised by BlackRock Capital Management, Inc., or high-quality, short-term instruments with a maturity date not to exceed 397 days. At March 31, 2003, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

                                                     MARKET VALUE       MARKET VALUE OF        TOTAL MARKET
                                                    OF SECURITIES       CASH COLLATERAL         VALUE OF
                                                       ON LOAN       INVESTED IN THE TRUST  COLLATERAL RECEIVED
                                                    -------------    ---------------------  -------------------
      Large Cap Value Equity Portfolio ...........   $26,529,001          $ 4,379,987          $27,885,027
      Large Cap Growth Equity Portfolio ..........    23,076,120           17,110,477           24,367,719
      Mid-Cap Value Equity Portfolio .............     9,033,061            2,963,645            9,461,652
      Mid-Cap Growth Equity Portfolio ............    35,312,508           17,639,400           36,857,143
      Small Cap Value Equity Portfolio ...........    15,495,041            8,528,517           16,476,647
      Small Cap Growth Equity Portfolio ..........    25,290,235            9,459,553           26,575,295
      International Equity Portfolio .............     8,218,748           13,890,222           13,890,222
      International Opportunities Portfolio ......     1,438,200            1,505,000            1,505,000
      Select Equity Portfolio ....................    17,509,551            9,297,657           18,448,429
      Balanced Portfolio .........................    10,995,332            3,825,722           11,576,917

----
 98

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     BlackRock Capital Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Trust, but receives no fees for these services. Administrative and accounting services are provided by PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust's average daily net assets.

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     TRANSFERS IN-KIND -- On October 17, 2001 the BlackRock Small Cap Value Equity and Small Cap Growth Equity Portfolios transferred securities and cash in the amounts of $26,141,082 and $20,494,043 respectively, due to an in-kind redemption. On May 6, 2002 the BlackRock Small Cap Growth Equity Portfolio transferred securities and cash in the amount of $21,200,012 due to an in-kind redemption. For purposes of generally accepted accounting principles, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The result was a permanent difference of $4,585,363 and $4,799,722 respectively.
Gains resulting from such in-kind redemptions, included in the realized gains/(losses) from investment transactions on the Statement of Operations, were as follows:

      Small Cap Value Equity Portfolio .......................    $4,585,363
      Small Cap Growth Equity Portfolio ......................     4,799,722

     OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     The Index Equity Portfolio accrues its respective share of income net of expenses daily on its investment in The U.S. Large Company Series of The DFA Investment Trust Company, which is treated as a partnership for federal income tax purposes. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Master Fund are allocated pro rata at the time of such determination.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock"), a wholly owned subsidiary of BlackRock, Inc., serves as investment adviser for each of the Fund's equity Portfolios, except for Index Equity, European Equity and Asia Pacific Equity Portfolios. BlackRock Financial Management, Inc. ("BFM"), a wholly-owned subsidiary of BlackRock, serves as the sub-adviser for the Balanced Portfolio. BlackRock International, Ltd. ("BIL"), an indirect wholly-owned subsidiary of BlackRock, serves as the investment advisor for the European Equity and Asia Pacific Equity Portfolios and serves as the sub-adviser for the International Equity and International Opportunities Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For their advisory services, BlackRock and BIL (with respect to the European Equity and Asia Pacific Equity Portfolios) are entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio's average daily net assets:

     Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity, and Balanced Portfolios -- .55% of the first $1 billion, .50% of the next $1 billion, .475% of the next $1 billion and ..45% of net assets in excess of $3 billion.

     Mid-Cap Value Equity and Mid-Cap Growth Equity -- .80% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .625% of net assets in excess of $3 billion.

                                                                            ----
                                                                             99

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     U.S Opportunities Portfolio -- 1.10% of the first $1 billion, 1.05% of the next $1 billion, 1.025% of the next $1 billion and 1.00% of the net assets in excess of $3 billion.

     Global Science & Technology Opportunities, European Equity and Asia Pacific Equity Portfolios -- .90% of the first $1 billion, .85% of the next $1 billion, ..80% of the next $1 billion and .75% of net assets in excess of $3 billion.

     International Equity Portfolio -- .75% of the first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     Small Cap Core Equity and International Opportunities -- 1.00% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% of net assets in excess of $3 billion.

     For the period ended March 31, 2003, advisory fees and waivers for each portfolio were as follows:

                                                                 GROSS                         NET
                                                             ADVISORY FEE      WAIVER      ADVISORY FEE
                                                             ------------    ----------    ------------
     Large Cap Value Equity Portfolio ......................  $1,347,915      $282,127      $1,065,788
     Large Cap Growth Equity Portfolio .....................     587,199       124,456         462,743
     Mid-Cap Value Equity Portfolio ........................     269,392        27,993         241,399
     Mid-Cap Growth Equity Portfolio .......................     613,828        38,837         574,991
     Small Cap Value Equity Portfolio ......................     417,837        49,143         368,694
     Small Cap Core Equity Portfolio .......................       4,331         4,331              --
     Small Cap Growth Equity Portfolio .....................     825,930        94,355         731,575
     U.S Opportunities Portfolio ...........................     535,753        72,210         463,543
     Global Science & Technology Opportunities Portfolio ...     124,169        78,430          45,739
     European Equity Portfolio .............................      31,466        31,466              --
     International Equity Portfolio ........................     851,574        25,413         826,161
     International Opportunities Portfolio .................     614,168        96,520         517,648
     Asia Pacific Equity Portfolio .........................       8,065         8,065              --
     Select Equity Portfolio ...............................     442,258       121,306         320,952
     Balanced Portfolio ....................................     475,933        97,154         378,779

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements beginning February 1, 1999. BIL and the Fund have entered into a series of annual expense limitation agreements beginning June 6, 2000, with respect to the European Equity and Asia Pacific Portfolios. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock or BIL to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to expenses charged on Portfolio assets as a whole, but not expenses separately charged to the different share classes of a Portfolio.

     If in the following two years the operating expenses of a Portfolio that previously received a waiver or reimbursement from BlackRock or BIL are less than the expense limit for that Portfolio, the Portfolio is required to repay BlackRock or BIL up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) BlackRock or BIL continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock or BIL on a quarterly basis.

-----
 100

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     At March 31, 2003, the expense limits as a percentage of average daily net assets and amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                      EXPENSE                                                         TOTAL WAIVERS
                                                    LIMITATION      EXPIRING           EXPIRING          EXPIRING       SUBJECT TO
                                                    PERCENTAGE  JANUARY 31, 2004  JANUARY 31, 2005  JANUARY 31, 2006  REIMBURSEMENT
                                                    ----------  ----------------  ----------------  ----------------  -------------
     Large Cap Value Equity Portfolio ..........      0.630%       $208,489          $610,816           $74,118         $893,423
     Large Cap Growth Equity Portfolio .........      0.650%        246,565           274,918            35,995          557,478
     Mid-Cap Value Equity Portfolio ............      1.085%             --            23,495             4,498           27,993
     Mid-Cap Growth Equity Portfolio ...........      1.055%             --            30,063             8,774           38,837
     Small Cap Value Equity Portfolio ..........      0.795%             --            86,157             6,411           92,568
     Small Cap Core Equity Portfolio ...........      1.125%            785            55,521            15,176           71,482
     Small Cap Growth Equity Portfolio .........      0.815%             --           227,030                --          227,030
     U.S. Opportunities Portfolio ..............      1.425%         51,147            97,208             9,322          157,677
     Global Science & Technology
       Opportunities Portfolio .................      1.255%         96,594           101,278            17,592          215,464
     European Equity Portfolio .................      1.275%         71,767            72,944            15,478          160,189
     International Equity Portfolio ............      0.995%        151,936           113,051                --          264,987
     International Opportunities Portfolio .....      1.275%        113,174           178,760            16,646          308,580
     Asia Pacific Equity Portfolio .............      1.275%        109,348            73,882            14,571          197,801
     Select Equity Portfolio ...................      0.645%        232,403           310,818            35,740          578,961
     Index Equity Portfolio ....................      0.150%             --                --                --               --
     Balanced Portfolio ........................      0.690%         91,242           146,109            30,265          267,616

     BlackRock pays BIL and BFM fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in excess of $1 billion. In addition, each of the classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .145% of the first $500 million, .135% of the next $500 million, and ..125% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio.

     For the period ended March 31, 2003, administration fees and waivers for each Portfolio were as follows:

                                                                                GROSS                                  NET
                                                                            ADMINISTRATION                        ADMINISTRATION
                                                                                 FEE                WAIVER             FEE
                                                                            --------------         --------       --------------
     Large Cap Value Equity Portfolio ...............................         $  561,880           $     --          $561,880
     Large Cap Growth Equity Portfolio ..............................            245,650                 --           245,650
     Mid-Cap Value Equity Portfolio .................................             77,574                 --            77,574
     Mid-Cap Growth Equity Portfolio ................................            176,535                 --           176,535
     Small Cap Value Equity Portfolio ...............................            174,850                 --           174,850
     Small Cap Core Equity Portfolio ................................                996                996                --
     Small Cap Growth Equity Portfolio ..............................            345,478                 --           345,478
     U.S. Opportunities Portfolio ...................................            112,023                 --           112,023
     Global Science & Technology Opportunities Portfolio ............             31,734                 --            31,734
     European Equity Portfolio ......................................              8,042              8,042                --
     International Equity Portfolio .................................            262,558                 --           262,558
     International Opportunities Portfolio ..........................            141,411                 --           141,411
     Asia Pacific Equity Portfolio ..................................              2,062              2,062                --
     Select Equity Portfolio ........................................            184,974                 --           184,974
     Index Equity Portfolio .........................................          1,627,046            759,009           868,037
     Balanced Portfolio .............................................            199,028                 --           199,028

     Prior to February 1, 1999, BlackRock may have, at its discretion, waived all or any portion of its advisory fees for any Portfolio.

                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     Under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), Investor Shares of the Portfolios bear the expense of payments
("distribution fees") made to BlackRock Distributors, Inc., an indirect subsidiary of The PNC Financial Services Group, Inc., as the Fund's distributor (the "Distributor"), or affiliates of PNC Bank, for distribution and sales support services. Under the Plan, the Fund has entered into arrangements with various service organizations (including PNC Bank and its affiliates) that provide support services to their customers who are the beneficial owners of shares in each Investor Class and the Service Class. Refer to the fee table in the Notes to Financial Statements for fee information.

(C)  PURCHASES AND SALES OF SECURITIES

     For the period ended March 31, 2003, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                                                           PURCHASES                 SALES
                                                                                          ------------           ------------
     Large Cap Value Equity Portfolio ..........................................          $446,002,885           $708,759,039
     Large Cap Growth Equity Portfolio .........................................            94,463,157            233,889,763
     Mid-Cap Value Equity Portfolio ............................................           116,042,631            149,512,797
     Mid-Cap Growth Equity Portfolio ...........................................           181,513,531            210,781,947
     Small Cap Value Equity Portfolio ..........................................           216,689,929            293,704,103
     Small Cap Core Equity Portfolio ...........................................             1,393,129              1,271,311
     Small Cap Growth Equity Portfolio .........................................           254,772,629            323,305,732
     U.S. Opportunities Portfolio ..............................................           128,897,450            123,271,209
     Global Science & Technology Opportunities Portfolio .......................            29,013,610             33,249,292
     European Equity Portfolio .................................................             3,374,186              5,974,800
     International Equity Portfolio ............................................           139,976,804            298,825,493
     International Opportunities Portfolio .....................................            21,746,412             32,803,408
     Asia Pacific Equity Portfolio .............................................               892,704                866,660
     Select Equity Portfolio ...................................................            79,837,266            158,964,497
     Balanced Portfolio ........................................................           277,387,256            347,065,620

     For the period ended March 31, 2003, purchases and sales of government securities were as follows:

                                                                                           PURCHASES                 SALES
                                                                                          ------------           ------------
     Large Cap Value Equity Portfolio ..........................................          $        --             $ 6,098,135
     Mid-Cap Value Equity Portfolio ............................................            3,996,317               2,198,320
     Mid-Cap Growth Equity Portfolio ...........................................            2,498,543               1,299,012
     Small Cap Growth Equity Portfolio .........................................           39,057,213              15,880,189
     U.S. Opportunities Portfolio ..............................................           26,975,904                      --
     Global Science & Technology Opportunities Portfolio .......................            1,399,944                      --
     Balanced Portfolio ........................................................           36,748,414              34,894,919

-----
 102

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

(D)  CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                                LARGE CAP VALUE EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................        2,675,246       $  26,568,689         8,654,830       $ 104,104,841
     Service Class ........................        1,841,247          17,162,155        12,489,320         136,830,476
     Investor A Class .....................       10,973,659         105,136,031        15,733,240         192,424,954
     Investor B Class .....................           74,617             709,353           381,990           4,681,793
     Investor C Class .....................          189,462           1,786,094           548,925           6,580,127
Shares issued in reinvestment of dividends:
     Institutional Class ..................           40,437             391,711         2,342,282          30,012,609
     Service Class ........................           42,658             413,172           566,977           7,178,873
     Investor A Class .....................           31,236             302,915           154,377           1,937,042
     Investor B Class .....................               --                  --            46,100             584,551
     Investor C Class .....................               --                  --             6,696              84,973
Shares redeemed:
     Institutional Class ..................      (22,605,228)       (219,831,878)      (75,885,858)       (905,277,177)
     Service Class ........................       (8,978,333)        (86,897,908)      (18,055,654)       (216,770,363)
     Investor A Class .....................      (12,450,540)       (119,192,313)      (11,850,849)       (139,329,668)
     Investor B Class .....................         (308,122)         (2,855,212)         (777,050)         (8,643,285)
     Investor C Class .....................         (334,356)         (3,105,275)         (661,600)         (7,687,672)
                                                 -----------       -------------       -----------       -------------
Net decrease ..............................      (28,808,017)      $(279,412,466)      (66,306,274)      $(793,287,926)
                                                 ===========       =============       ===========       =============

                                                                      LARGE CAP GROWTH EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................          596,030       $   4,218,773         5,569,896       $  53,095,120
     Service Class ........................        2,070,920          14,698,671        20,191,920         174,367,045
     Investor A Class .....................        1,958,412          13,870,931        14,271,637         137,494,229
     Investor B Class .....................           75,108             498,744           263,199           2,251,460
     Investor C Class .....................           86,769             581,115           133,472           1,203,485
Shares redeemed:
     Institutional Class ..................       (7,710,034)        (56,156,330)      (51,901,535)       (494,555,391)
     Service Class ........................      (14,444,229)       (102,630,916)      (17,988,236)       (157,851,522)
     Investor A Class .....................       (3,080,129)        (21,642,508)      (12,987,682)       (121,358,648)
     Investor B Class .....................         (357,672)         (2,317,219)       (1,015,121)         (8,425,615)
     Investor C Class .....................         (136,144)           (882,478)         (298,546)         (2,496,129)
                                                 -----------       -------------       -----------       -------------
Net decrease ..............................      (20,940,969)      $(149,761,217)      (43,760,996)      $(416,275,966)
                                                 ===========       =============       ===========       =============

                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                                     MID-CAP VALUE EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................         275,296        $  2,702,306          2,619,538       $  31,414,720
     Service Class ........................         298,689           2,913,821          1,316,747          16,322,313
     Investor A Class .....................         307,377           3,155,605          2,156,084          27,067,533
     Investor B Class .....................          82,100             802,210            271,530           3,361,413
     Investor C Class .....................          29,041             282,732             78,866             969,441
Shares issued in reinvestment of dividends:
     Institutional Class ..................         285,972           2,828,265             10,871             134,477
     Service Class ........................          87,588             862,745                 --                  --
     Investor A Class .....................          31,320             307,563                 --                  --
     Investor B Class .....................          38,331             365,677                 --                  --
     Investor C Class .....................           7,099              67,723                 --                  --
Shares redeemed:
     Institutional Class ..................      (2,880,849)        (28,480,514)       (15,472,105)       (187,265,189)
     Service Class ........................        (978,803)         (9,729,240)        (2,294,727)        (28,518,000)
     Investor A Class .....................        (416,906)         (4,220,003)        (2,064,537)        (25,132,233)
     Investor B Class .....................        (162,241)         (1,541,321)          (250,360)         (2,947,667)
     Investor C Class .....................         (56,477)           (532,919)           (98,128)         (1,180,792)
                                                 ----------        ------------        -----------       -------------
Net decrease ..............................      (3,052,463)       $(30,215,350)       (13,726,221)      $(165,773,984)
                                                 ==========        ============        ===========       =============

                                                                     MID-CAP GROWTH EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................      11,362,816        $  72,260,805        26,410,900       $ 210,440,607
     Service Class ........................         545,998            3,358,715         5,902,546          47,807,164
     Investor A Class .....................      13,396,634           80,157,301        21,282,579         165,971,268
     Investor B Class .....................         244,126            1,364,197           991,229           7,346,484
     Investor C Class .....................         207,588            1,166,245           430,126           3,188,598
Shares redeemed:
     Institutional Class ..................     (16,319,261)        (103,395,188)      (53,876,455)       (432,174,257)
     Service Class ........................      (2,472,484)         (15,163,193)       (6,974,655)        (52,727,099)
     Investor A Class .....................     (14,091,497)         (84,134,748)      (22,065,784)       (171,379,022)
     Investor B Class .....................      (1,124,760)          (6,251,299)       (2,297,850)        (15,839,689)
     Investor C Class .....................        (515,943)          (2,874,600)       (1,319,151)         (9,302,603)
                                                 ----------        -------------       -----------       -------------
Net decrease ..............................      (8,766,779)       $ (53,511,765)      (31,516,515)      $(246,668,549)
                                                 ==========        =============       ===========       =============

-----
 104

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                                    SMALL CAP VALUE EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................       3,500,603        $ 40,248,450          6,069,176       $  93,208,227
     Service Class ........................         545,748           6,992,690            644,568           9,955,160
     Investor A Class .....................       6,589,264          78,455,578          9,250,778         142,648,810
     Investor B Class .....................         184,023           1,943,884            460,213           6,870,549
     Investor C Class .....................         111,729           1,220,995            574,671           8,624,145
Shares issued in reinvestment of dividends:
     Institutional Class ..................       1,133,758          12,709,428          2,792,712          41,431,388
     Service Class ........................          93,937           1,049,275            331,948           4,919,466
     Investor A Class .....................         525,274           5,856,804            317,182           4,700,635
     Investor B Class .....................         133,767           1,400,541            106,062           1,501,828
     Investor C Class .....................          37,741             395,145             29,802             422,293
Shares redeemed:
     Institutional Class ..................      (8,286,426)        (95,793,878)       (21,967,223) 1     (341,198,977)
     Service Class ........................        (845,021)         (9,547,569)        (3,321,075)        (51,901,908)
     Investor A Class .....................      (7,460,721)        (87,001,860)        (7,870,661)       (120,240,840)
     Investor B Class .....................        (305,329)         (3,313,778)          (443,189)         (6,328,240)
     Investor C Class .....................        (195,521)         (2,168,337)          (552,340)         (8,320,022)
                                                 ----------        ------------        -----------       -------------
Net decrease ..............................      (4,237,174)       $(47,552,632)       (13,577,376)      $(213,707,486)
                                                 ==========        ============        ===========       =============

                                                                       SMALL CAP CORE EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED              FOR THE PERIOD 1/2/02 2
                                                             3/31/03                           THROUGH 9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................              --        $         --            100,010       $1,000,100
     Service Class ........................              --                  --                 10              100
     Investor A Class .....................              --                  --                 10              100
     Investor B Class .....................              --                  --                 10              100
     Investor C Class .....................              --                  --                 10              100
                                                 ----------        ------------        -----------       ----------
Net increase ..............................              --        $         --            100,050       $1,000,500
                                                 ==========        ============        ===========       ==========

-----------
1 Includes 1,558,800 shares redeemed in-kind via transfer of securities and cash from the Portfolio to the shareholder(s). See Note A to the financial statements.
2 Commencement of operations.

                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


                                                                    SMALL CAP GROWTH EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................       13,505,171       $ 127,878,735        16,050,397       $ 178,818,457
     Service Class ........................          338,405           3,049,907         3,015,125          36,007,263
     Investor A Class .....................       26,336,171         231,934,662        46,073,198         511,424,318
     Investor B Class .....................          198,248           1,666,415           289,761           3,088,513
     Investor C Class .....................           66,571             547,491           285,030           3,056,908
Shares redeemed:
     Institutional Class ..................      (18,500,034)       (173,488,612)      (68,219,438) 1     (798,214,754)
     Service Class ........................       (1,556,689)        (13,763,955)      (12,085,529)       (143,723,815)
     Investor A Class .....................      (28,081,444)       (247,300,198)      (42,458,041)       (464,013,053)
     Investor B Class .....................         (563,125)         (4,541,686)       (1,091,985)        (10,902,707)
     Investor C Class .....................         (262,579)         (2,124,602)         (804,694)         (8,328,930)
                                                 -----------       -------------       -----------       -------------
Net decrease ..............................       (8,519,305)      $ (76,141,843)      (58,946,176)      $(692,787,800)
                                                 ===========       =============       ===========       =============

                                                                      U.S. OPPORTUNITIES PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................         697,663        $  9,370,756         1,422,812        $ 22,339,547
     Service Class ........................          60,672             774,826             6,651             134,166
     Investor A Class .....................       1,443,794          18,732,558         1,427,539          23,342,948
     Investor B Class .....................          20,145             251,967           140,500           2,544,681
     Investor C Class .....................         193,019           2,434,100           118,366           1,965,358
Shares issued in reinvestment of dividends:
     Institutional Class ..................              --                  --            13,217             276,772
     Service Class ........................              --                  --               509              10,544
     Investor A Class .....................              --                  --            30,141             621,197
     Investor B Class .....................              --                  --            21,250             426,695
     Investor C Class .....................              --                  --             8,599             172,577
Shares redeemed:
     Institutional Class ..................      (1,001,583)        (13,396,886)       (2,623,591)        (43,879,051)
     Service Class ........................         (71,721)           (919,842)          (30,182)           (542,732)
     Investor A Class .....................      (1,757,131)        (22,725,965)       (2,157,104)        (35,897,928)
     Investor B Class .....................        (594,568)         (7,381,953)       (1,333,037)        (21,855,838)
     Investor C Class .....................        (467,713)         (5,840,742)         (843,459)        (14,111,390)
                                                 ----------        ------------        ----------        ------------
Net decrease ..............................      (1,477,423)       $(18,701,181)       (3,797,789)       $(64,452,454)
                                                 ==========        ============        ==========        ============

-----------
1 Includes 3,374,885 shares redeemed in-kind via transfer of securities and cash from the Portfolio to the shareholder(s). See Note A to the financial statements.

-----
 106

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                           GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................          24,337        $    93,658             64,704        $    335,165
     Service Class ........................              --                 --              4,860              26,249
     Investor A Class .....................         370,718          1,354,348          2,235,700          10,999,618
     Investor B Class .....................          79,594            314,034            301,730           1,599,290
     Investor C Class .....................          19,985             79,044            119,583             616,064
Shares redeemed:
     Institutional Class ..................        (209,745)          (812,396)        (1,033,026)         (5,493,898)
     Service Class ........................             (28)              (114)              (681)             (3,474)
     Investor A Class .....................        (686,895)        (2,569,970)        (2,999,144)        (14,569,921)
     Investor B Class .....................        (552,690)        (2,060,275)        (1,686,201)         (8,011,253)
     Investor C Class .....................        (137,069)          (522,508)          (574,895)         (2,853,260)
                                                 ----------        -----------         ----------        ------------
Net decrease ..............................      (1,091,793)       $(4,124,179)        (3,567,370)       $(17,355,420)
                                                 ==========        ===========         ==========        ============

                                                                         EUROPEAN EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................           1,075        $     5,825          1,224,810        $ 9,069,543
     Service Class ........................              --                 --            123,770            901,189
     Investor A Class .....................          12,695             70,739            165,967          1,171,111
     Investor B Class .....................          13,413             79,643             13,150             92,003
     Investor C Class .....................         736,454          3,974,221             37,418            246,501
Shares issued in reinvestment of dividends:
     Institutional Class ..................           1,215              7,121              5,045             37,032
     Service Class ........................              --                 --                 --                  2
     Investor A Class .....................              --                 --              1,542             11,350
     Investor B Class .....................              --                 --              1,015              7,437
     Investor C Class .....................              --                 --                213              1,562
Shares redeemed:
     Institutional Class ..................        (299,091)        (1,744,194)        (1,072,674)        (8,000,388)
     Service Class ........................              --                 --           (132,645)          (835,820)
     Investor A Class .....................         (21,279)          (121,571)          (201,470)        (1,446,472)
     Investor B Class .....................         (56,122)          (319,023)           (43,577)          (313,585)
     Investor C Class .....................        (783,951)        (4,306,608)           (40,890)          (258,638)
                                                 ----------        -----------         ----------        -----------
Net increase (decrease) ...................        (395,591)       $(2,353,847)            81,674        $   682,827
                                                 ==========        ===========         ==========        ===========

                                                                           -----
                                                                            107

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


                                                                    INTERNATIONAL EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................        7,721,468       $  54,326,253        30,033,543       $ 252,661,760
     Service Class ........................        1,974,982          13,694,366        13,106,342         108,646,321
     Investor A Class .....................        1,176,468           8,127,898        26,768,584         221,255,351
     Investor B Class .....................           28,846             198,107            19,267             153,344
     Investor C Class .....................        5,912,633          38,544,727        12,122,009          95,506,886
Shares issued in reinvestment of dividends:
     Institutional Class ..................               --                  --           231,462           1,969,738
     Service Class ........................               --                  --            44,655             375,102
     Investor A Class .....................               --                  --            14,407             119,864
     Investor B Class .....................               --                  --             2,329              18,749
     Investor C Class .....................               --                  --               404               3,259
Shares redeemed:
     Institutional Class ..................      (26,543,133)       (186,519,625)      (47,725,829)       (406,514,080)
     Service Class ........................       (7,353,392)        (51,735,131)      (13,831,640)       (114,708,128)
     Investor A Class .....................       (1,430,518)         (9,859,675)      (30,498,309)       (253,838,090)
     Investor B Class .....................          (82,025)           (533,225)         (146,137)         (1,164,640)
     Investor C Class .....................       (5,994,797)        (39,215,020)      (12,186,771)        (97,317,922)
                                                 -----------       -------------       -----------       -------------
Net decrease ..............................      (24,589,464)      $(172,971,325)      (22,045,684)      $(192,832,486)
                                                 ===========       =============       ===========       =============


                                                                  INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................          410,233       $  6,411,438          3,149,666       $  52,658,055
     Service Class ........................           33,775            527,667            177,336           2,808,624
     Investor A Class .....................          868,530         13,390,808          8,695,209         135,131,513
     Investor B Class .....................          141,365          2,092,607            843,874          14,404,425
     Investor C Class .....................          732,829         10,788,913          1,557,773          24,267,223
Shares redeemed:
     Institutional Class ..................       (1,188,979)       (18,932,030)        (3,664,866)        (60,437,038)
     Service Class ........................          (13,450)          (205,827)          (166,767)         (2,571,942)
     Investor A Class .....................         (779,395)       (11,966,952)        (8,921,496)       (138,118,736)
     Investor B Class .....................         (292,547)        (4,290,546)        (1,003,185)        (16,698,132)
     Investor C Class .....................         (730,149)       (10,769,740)        (1,741,776)        (26,898,790)
                                                 -----------       ------------        -----------       -------------
Net decrease ..............................         (817,788)      $(12,953,662)        (1,074,232)      $ (15,454,798)
                                                 ===========       ============        ===========       =============

-----
 108

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                                    ASIA PACIFIC EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................           33,385       $   180,587            1,946          $  13,800
     Service Class ........................               --                --               --                 --
     Investor A Class .....................              817             4,686          162,351          1,007,051
     Investor B Class .....................              892             5,000            1,717             11,749
     Investor C Class .....................          345,676         1,935,776          145,880            886,260
Shares redeemed:
     Institutional Class ..................          (32,580)         (179,659)         (15,371)           (99,715)
     Service Class ........................               --                --               --                 --
     Investor A Class .....................             (973)           (5,338)        (158,070)          (995,291)
     Investor B Class .....................             (621)           (3,577)            (646)            (3,994)
     Investor C Class .....................         (345,676)       (1,937,162)        (145,928)          (893,244)
                                                 -----------       -----------         --------          ---------
Net increase (decrease) ...................              920       $       313           (8,121)         $ (73,384)
                                                 ===========       ===========         ========          =========

                                                                        SELECT EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................          336,641       $ 3,010,148         4,252,670        $48,924,441
     Service Class ........................           16,975           154,768         3,272,744         38,186,254
     Investor A Class .....................          712,649         6,406,754         7,585,474         89,512,380
     Investor B Class .....................           52,759           458,942           123,805          1,391,525
     Investor C Class .....................          381,237         3,314,517         1,230,624         14,087,823
Shares issued in reinvestment of dividends:
     Institutional Class ..................           24,966           230,189                --                 --
     Service Class ........................               --                --                --                 --
     Investor A Class .....................           21,270           194,195                --                 --
     Investor B Class .....................               --                --                --                 --
     Investor C Class .....................               --                --                --                 --
Shares redeemed:
     Institutional Class ..................       (7,164,863)      (65,812,888)      (55,574,858)      (628,783,552)
     Service Class ........................         (237,280)       (2,154,273)      (15,602,465)      (166,352,184)
     Investor A Class .....................       (1,217,476)      (10,892,221)       (7,968,673)       (92,388,103)
     Investor B Class .....................         (474,657)       (4,034,534)       (1,122,081)       (11,541,136)
     Investor C Class .....................         (411,815)       (3,614,472)       (1,358,516)       (15,456,017)
                                                 -----------      ------------       -----------      -------------
Net decrease ..............................       (7,959,594)     $(72,738,875)      (65,161,276)     $(722,418,569)
                                                 ===========      ============       ===========      =============

                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


                                                                         INDEX EQUITY PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................        8,162,465       $ 139,053,278        32,016,197       $ 671,595,946
     Service Class ........................          592,587           9,971,023         1,567,965          31,406,876
     Investor A Class .....................        7,826,290         132,114,019        19,788,369         405,843,099
     Investor B Class .....................          704,064          11,748,346         1,446,273          29,099,475
     Investor C Class .....................        1,429,556          23,738,066         3,554,360          72,240,755
Shares issued in reinvestment of dividends:
     Institutional Class ..................          194,198           3,299,474           313,956           5,870,474
     Service Class ........................           23,695             400,314            35,952             682,726
     Investor A Class .....................           90,652           1,531,873           109,078           2,065,533
     Investor B Class .....................           15,622             259,678                --                  --
     Investor C Class .....................           15,728             261,329                --                  --
Shares redeemed:
     Institutional Class ..................      (15,140,673)       (259,601,804)      (12,946,578)       (262,007,394)
     Service Class ........................         (972,839)        (15,765,161)      (12,183,981)       (259,030,088)
     Investor A Class .....................       (7,179,502)       (120,744,390)       (9,460,460)       (183,848,146)
     Investor B Class .....................       (1,579,348)        (25,736,918)       (3,401,376)        (65,192,488)
     Investor C Class .....................       (2,755,077)        (45,082,315)       (5,399,430)       (104,815,456)
                                                 -----------       -------------       -----------       -------------
Net increase (decrease) ...................       (8,572,582)      $(144,553,188)       15,440,325       $ 343,911,312
                                                 ===========       =============       ===========       =============

                                                                           BALANCED PORTFOLIO
                                                 ---------------------------------------------------------------------
                                                    FOR THE SIX MONTHS ENDED                  FOR THE YEAR ENDED
                                                             3/31/03                                9/30/02
                                                 -------------------------------       -------------------------------
                                                           (UNAUDITED)
                                                    SHARES            VALUE              SHARES             VALUE
                                                 -----------       -------------       -----------       -------------
Shares sold:
     Institutional Class ..................           94,746       $  1,086,774            208,142       $   2,868,364
     Service Class ........................           19,352            230,180            220,390           3,013,312
     Investor A Class .....................        3,363,890         39,187,718         11,714,153         160,357,004
     Investor B Class .....................          179,103          2,059,357            330,497           4,246,330
     Investor C Class .....................           27,723            321,967             38,644             499,005
Shares issued in reinvestment of dividends:
     Institutional Class ..................            8,059             94,224             28,364             373,225
     Service Class ........................            3,143             36,763             27,004             360,453
     Investor A Class .....................          101,296          1,182,952            275,106           3,490,889
     Investor B Class .....................           26,997            312,501             62,400             782,499
     Investor C Class .....................            1,292             14,981              2,665              33,355
Shares redeemed:
     Institutional Class ..................         (807,841)        (9,475,102)       (13,521,791)       (185,811,610)
     Service Class ........................         (107,002)        (1,260,117)       (11,065,912)       (154,456,406)
     Investor A Class .....................       (6,592,681)       (76,748,597)        (9,780,072)       (126,616,856)
     Investor B Class .....................         (607,821)        (6,962,402)        (1,849,612)        (23,685,857)
     Investor C Class .....................         (108,634)        (1,257,141)          (312,558)         (3,998,665)
                                                 -----------       ------------        -----------       -------------
Net decrease ..............................       (4,398,378)      $(51,175,942)       (23,622,580)      $(318,544,958)
                                                 ===========       ============        ===========       =============

-----
 110

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

     There is a 2% redemption fee on shares redeemed which have been held 90 days or less on the BlackRock Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, European Equity, International Equity, International Opportunities and Asia Pacific Equity Portfolios. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

     On March 31, 2003, two shareholders held approximately 60% of the outstanding shares of the Large Cap Value Equity Portfolio, three shareholders held approximately 65% of Large Cap Growth Equity Portfolio, two shareholders held approximately 64% of the Mid-Cap Value Equity Portfolio, one shareholder held approximately 33% of the Mid-Cap Growth Equity Portfolio, two shareholders held approximately 58% of the Small Cap Value Equity Portfolio, one shareholder held 100% of the Small Cap Core Equity Portfolio, three shareholders held approximately 59% of the Small Cap Growth Equity Portfolio, two shareholders held approximately 74% of the U.S. Opportunities Portfolio, one shareholder held approximately 62% of the Global Science & Technology Opportunities Portfolio, two shareholders held approximately 51% of the European Equity Portfolio, two shareholders held approximately 78% of the International Equity Portfolio, two shareholders held approximately 28% of the International Opportunities Portfolio, one shareholder held approximately 96% of the Asia Pacific Equity Portfolio, one shareholder held approximately 60% of the Select Equity Portfolio, two shareholders held approximately 49% of the Index Equity Portfolio and one shareholder held approximately 23% of the Balanced Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.


(E)  AT MARCH 31, 2003, NET ASSETS CONSISTED OF:

                                                                LARGE CAP         LARGE CAP            MID-CAP           MID-CAP
                                                              VALUE EQUITY      GROWTH EQUITY       VALUE EQUITY      GROWTH EQUITY
                                                                PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                              -------------     -------------       ------------      --------------
Capital paid in .........................................     $ 478,431,645     $ 561,253,164        $57,010,362      $ 550,035,267
Undistributed (accumulated) net investment
   income (loss) ........................................            29,658           (55,145)           (12,506)          (951,881)
Accumulated net realized loss on investment
   transactions, futures and options contracts ..........      (134,699,116)     (438,149,801)        (8,294,150)      (429,247,314)
Net unrealized appreciation on investment transactions
   and futures contracts ................................        20,193,887        28,145,209            529,797          7,645,274
                                                              -------------     -------------        -----------      -------------
                                                              $ 363,956,074     $ 151,193,427        $49,233,503      $ 127,481,346
                                                              =============     =============        ===========      =============

                                                                SMALL CAP         SMALL CAP          SMALL CAP            U.S.
                                                              VALUE EQUITY       CORE EQUITY       GROWTH EQUITY      OPPORTUNITIES
                                                                PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              -------------     -------------     --------------      -------------
Capital paid in .........................................      $123,713,819         $ 996,190     $1,049,658,511      $ 235,981,756
Undistributed (accumulated) net investment loss .........           (75,891)           (2,214)        (1,534,654)          (897,710)
Accumulated net realized loss on investment
   transactions and contracts ...........................       (11,181,459)         (156,811)      (778,193,750)      (146,416,397)
Net unrealized appreciation (depreciation) on
   investment transactions and futures contracts ........         6,690,638            20,316         (6,013,013)        (3,439,477)
                                                              -------------     -------------     --------------      -------------
                                                               $119,147,107         $ 857,481     $  263,917,094      $  85,228,172
                                                              =============     =============     ==============      =============

                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


                                                             GLOBAL SCIENCE
                                                              & TECHNOLOGY        EUROPEAN         INTERNATIONAL      INTERNATIONAL
                                                              OPPORTUNITIES        EQUITY              EQUITY         OPPORTUNITIES
                                                                PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                             --------------      -----------       -------------      -------------
Capital paid in ..........................................    $115,438,600       $11,043,275       $ 394,776,280       $184,606,172
Undistributed (accumulated) net investment loss ..........        (256,105)          (13,267)           (479,342)          (851,934)
Accumulated net realized loss on investment
   transactions, futures and options contracts and
   foreign currency related transactions .................     (89,139,496)       (5,180,666)       (264,442,197)       (61,462,913)
Net unrealized depreciation on investment transactions,
   futures and options contracts and foreign currency
   related transactions ..................................      (2,140,107)         (613,827)         (3,521,575)       (10,516,270)
                                                              ------------       -----------       -------------       ------------
                                                              $ 23,902,892       $ 5,235,515       $ 126,333,166       $111,775,055
                                                              ============       ===========       =============       ============


                                                              ASIA PACIFIC         SELECT             INDEX
                                                                 EQUITY            EQUITY             EQUITY             BALANCED
                                                                PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                              ------------      -------------      --------------      ------------
Capital paid in ..........................................     $ 3,253,322      $ 229,442,281      $1,745,241,715      $195,916,289
Undistributed (accumulated) net investment income ........           4,915            631,037             298,689           213,038
Accumulated net realized loss on investment
   transactions, futures, options, swap contracts and
   foreign currency related transactions .................      (1,373,210)      (124,442,652)       (240,326,437)      (66,369,419)
Net unrealized appreciation (depreciation) on investment
   transactions, futures, options, swap contracts and
   foreign currency related transactions .................        (251,524)        18,404,832        (111,960,566)       13,779,153
                                                               -----------      -------------      --------------      ------------
                                                               $ 1,633,503      $ 124,035,498      $1,393,253,401      $143,539,061
                                                               ===========      =============      ==============      ============

(F)  FEDERAL TAX INFORMATION

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2002, attributable to realized foreign currency gains/(losses), in-kind redemptions, non-taxable distributions, foreign futures realized gains/(losses), paydown adjustments and certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

-----
 112

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                                                                       INCREASE              INCREASE
                                                                                      (DECREASE)            (DECREASE)
                                                                 INCREASE            ACCUMULATED          UNDISTRIBUTED
                                                                (DECREASE)          NET REALIZED          NET INVESTMENT
                                                             PAID IN-CAPITAL         GAIN (LOSS)              INCOME
                                                             ---------------        ------------          --------------
Large Cap Value Equity Portfolio .......................      $        --           $   (13,323)          $     13,323
Large Cap Growth Equity Portfolio ......................       (1,230,698)                   --              1,230,698
Mid-Cap Value Equity Portfolio .........................         (128,210)              (59,779)               187,989
Mid-Cap Growth Equity Portfolio ........................       (3,949,936)                   --              3,949,936
Small Cap Value Equity Portfolio .......................        4,585,363            (5,332,876)               747,513
Small Cap Core Equity Portfolio ........................           (4,310)                   --                  4,310
Small Cap Growth Equity Portfolio ......................       (1,651,795)           (4,799,722)             6,451,517
U.S. Opportunities Portfolio ...........................       (6,292,407)                   --              6,292,407
Global Science & Technology Opportunities Portfolio ....         (986,657)               (4,304)               990,961
European Equity Portfolio ..............................           29,310               (48,556)                19,246
International Equity Portfolio .........................       11,054,890               379,826            (11,434,716)
International Opportunities Portfolio ..................         (427,675)              320,780                106,895
Asia Pacific Equity Portfolio ..........................               --                (7,780)                 7,780
Balanced Portfolio .....................................               --                59,430                (59,430)

     These reclassifications had no effect on net assets or net asset value per share.

     As   of   September   30,   2002,   the    components   of    distributable
earnings/(accumulated losses) were as follows:

                                                       UNDISTRIBUTED     UNDISTRIBUTED           CAPITAL              POST-
                                                         ORDINARY          LONG-TERM              LOSS               OCTOBER
                                                          INCOME         CAPITAL GAIN         CARRYFORWARDS           LOSSES
                                                      --------------     -------------       --------------        -------------
Large Cap Value Equity Portfolio ..................     $  215,281        $        --        $ (17,617,370)        $ (15,064,406)
Large Cap Growth Equity Portfolio .................             --                 --         (417,839,582)                   --
Mid-Cap Value Equity Portfolio ....................             --          5,446,807                   --                    --
Mid-Cap Growth Equity Portfolio ...................             --                 --         (386,622,297)          (20,941,543)
Small Cap Value Equity Portfolio ..................             --         27,872,128                   --                    --
Small Cap Core Equity Portfolio ...................             --                 --             (141,691)                   --
Small Cap Growth Equity Portfolio .................             --                 --         (643,318,325)         (116,670,987)
U.S. Opportunities Portfolio ......................             --                 --         (120,764,633)          (14,308,509)
Global Science & Technology Opportunities Portfolio             --                 --          (84,271,694)           (1,144,968)
European Equity Portfolio .........................         29,323                 --           (1,996,936)           (1,202,566)
International Equity Portfolio ....................             --                 --         (155,266,135)          (50,846,727) 1
International Opportunities Portfolio .............             --                 --          (60,643,076)             (257,866) 1
Asia Pacific Equity Portfolio .....................          1,638                 --             (858,503)             (345,298)
Select Equity Portfolio ...........................      1,459,982                 --          (93,625,471)          (24,689,261)
Index Equity Portfolio2 ...........................      2,123,137                 --           (9,983,954)          (11,296,140)
Balanced Portfolio ................................        296,115                 --          (32,053,692)          (26,143,061)

------------
1 Includes Post-October currency losses of $206,701 for BlackRock  International
  Equity Portfolio and $257,866 for BlackRock International Small Cap Equity Portfolio.

2 BlackRock Index Equity Portfolio has a tax year end of 11/30. Therefore, these amounts are reflective of the 11/30/01 tax year.

     Post-October losses represent losses realized on investment transactions from November 1, 2001 through September 30, 2002 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

     At September 30, 2002, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                                   EXPIRING SEPTEMBER 30
                                                           --------------------------------------------------------------------
                                                              2008              2009              2010                TOTAL
                                                           ----------       -----------        ------------        ------------
Large Cap Value Equity Portfolio ..................        $       --       $        --        $ 17,617,370        $ 17,617,370
Large Cap Growth Equity Portfolio .................                --        11,079,766         406,759,816         417,839,582
Mid-Cap Growth Equity Portfolio ...................                --        21,893,482         364,728,815         386,622,297
Small Cap Core Equity Portfolio ...................                --                --             141,691             141,691
Small Cap Growth Equity Portfolio .................                --                --         643,318,325         643,318,325
U.S. Opportunities Portfolio ......................                --                --         120,764,633         120,764,633
Global Science & Technology Opportunities Portfolio         5,068,539         7,130,245          72,072,910          84,271,694
European Equity Portfolio .........................                --           106,346           1,890,590           1,996,936
International Equity Portfolio ....................                --                --         155,266,135         155,266,135
International Opportunities Portfolio .............                --        31,930,224          28,712,852          60,643,076
Asia Pacific Equity Portfolio .....................                --                --             858,503             858,503
Select Equity Portfolio ...........................                --        13,330,826          80,294,645          93,625,471
Balanced Portfolio ................................                --         6,410,154          25,643,538          32,053,692

                                                                                   EXPIRING NOVEMBER 30
                                                           --------------------------------------------------------------------
                                                              2008              2009               TOTAL
                                                           ----------       -----------        ------------
Index Equity Portfolio ............................        $1,523,612        $8,460,342          $9,983,954

-----
 114

                                BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762. Institutional and service share class investors should call (800) 441-7450.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TOTAL FUND
                                            TERM OF                                       NUMBER OF                      COMPLEX
                            POSITION(S)    OFFICE (3)                                    PORTFOLIOS       OTHER        COMPENSATION
       NAME, ADDRESS,        HELD WITH    AND LENGTH        PRINCIPAL OCCUPATION(S)       IN FUND     DIRECTORSHIPS      FOR THE
            AGE               FUND          OF TIME         DURING PAST FIVE YEARS        COMPLEX        HELD BY      PERIOD ENDING
                                            SERVED                                        OVERSEEN       TRUSTEE          3/31/03
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Raymond J. Clark (1)         Trustee      Since 1996  Retired; Treasurer of Princeton      43                             $38,700
66 Greenway Terrace,                                  University from 1987 to 2001;
Princeton, NJ 08540                                   Ex-Officio Director of the
Age: 67                                               Princeton University Investment
                                                      Company and Chairman of the
                                                      Investment Committee for
                                                      Bi-Weekly Employees Retirement
                                                      Fund, Princeton University,
                                                      1987-2000; Director and Vice
                                                      President of Forrestal
                                                      Agricultural Corporation and
                                                      Forrestal Investment Corporation
                                                      and Director, FCC Corporation
                                                      (all wholly-owned by Princeton
                                                      University), 1987-2000; Director,
                                                      Forrestal Center Corporation
                                                      (wholly-owned by Princeton
                                                      University), 1986-1999.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink (2)         Trustee and  Since 2000  Director, Chairman and Chief         43       Director,             N/A
BlackRock, Inc.              President                Executive Officer of BlackRock,               BlackRock, Inc.;
40 E. 52nd Street                                     Inc. since its formation in 1998              Chairman of the
New York, NY 10022                                    and of BlackRock, Inc.'s                      Board and
Age: 49                                               predecessor entities since 1988;              Director of
                                                      Chairman of the Management                    Anthracite Capital,
                                                      Committee and Co-chair of the                 Inc.
                                                      Investment Strategy Group of
                                                      BlackRock, Inc.; formerly,
                                                      Managing Director of the First
                                                      Boston Corporation, Member of its
                                                      Management Committee, Co-head of
                                                      its Taxable Fixed Income Division
                                                      and Head of its Mortgage and Real
                                                      Estate Products Group; formerly,
                                                      Chairman of the Board and
                                                      Director of each of the
                                                      closed-end Trusts for which
                                                      BlackRock Advisors, Inc. serves
                                                      as investment advisor; Director
                                                      of BlackRock's offshore funds and
                                                      alternative investment vehicles
                                                      and Chairman of the Board of
                                                      Nomura BlackRock Asset Management
                                                      Co., Ltd.; Director of the New
                                                      York Stock Exchange; Vice
                                                      Chairman of the Board of Trustees
                                                      of Mount Sinai-New York
                                                      University Medical Center and
                                                      Health System; Co-Chairman of the
                                                      Board of Trustees of NYU
                                                      Hospitals Center; and a Member of
                                                      the Board of Trustees of NYU, NYU
                                                      School of Medicine and Phoenix
                                                      House.
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                           FUND MANAGEMENT (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF                     TOTAL FUND
                                            TERM OF                                      PORTFOLIOS                      COMPLEX
                            POSITION(S)    OFFICE (3)                                     IN FUND         OTHER        COMPENSATION
       NAME, ADDRESS,        HELD WITH    AND LENGTH        PRINCIPAL OCCUPATION(S)       COMPLEX     DIRECTORSHIPS      FOR THE
            AGE               FUND          OF TIME         DURING PAST FIVE YEARS        OVERSEEN       HELD BY      PERIOD ENDING
                                            SERVED                                       BY TRUSTEE      TRUSTEE          3/31/03
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E. Eizenstat Trustee     Since 2001  Partner, Covington & Burling (law    43                             $39,226
Covington & Burling                                   firm) (2001-Present); Deputy
1201 Pennsylvania Avenue, NW                          Secretary of the Treasury
Washington, DC  20004                                 (1999-2001), Under Secretary of
Age: 59                                               State for Economic, Business and
                                                      Agricultural Affairs (1997-1999),
                                                      Under Secretary of Commerce for
                                                      International Trade (1996-1997),
                                                      Special Representative of the
                                                      President and Secretary of State
                                                      on Holocaust Issues (1995-2001),
                                                      and U.S. Ambassador to the
                                                      European Union, Department of
                                                      State (1993-1996), Government of
                                                      the United States of America;
                                                      Partner, Vice-Chairman and
                                                      Chairman of the Washington
                                                      Office, Powell, Goldstein, Frazer
                                                      & Murphy (1981-1993); Director,
                                                      Overseas Private Investment
                                                      Corporation (1996-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez           Trustee     Since 1996  Retired; Director of USX             43       Director, ACE Limited $44,279
c/o BlackRock Funds           and Vice                Corporation (a diversified                    (insurance company);
100 Bellevue Parkway          Chairman of             company principally engaged in                Director and Chairman
Wilmington, DE 19809          the Board               energy and steel businesses),                 of the Board, RTI
Age: 58                                               1991 to 2001; Vice Chairman and               International Metals,
                                                      Chief Financial Officer                       Inc.; Director,
                                                      1994-2001, Executive Vice                     Eastman Chemical
                                                      President - Accounting and                    Company.
                                                      Finance and Chief Financial
                                                      Officer from 1991 to 1994.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith Rodin              Trustee     Since 2001  President, Professor of              43       Director, Aetna Inc.; $38,700
President                                             Psychology (School of Arts and                Director, AMR
University of Pennsylvania                            Sciences), and Professor of                   Corporation; Director,
Office of the President                               Medicine and Psychiatry (School               Comcast Corporation;
100 College Hall                                      of Medicine), University of                   Director, Electronic
Philadelphia, PA 19104-6380                           Pennsylvania (1994-present);                  Data Systems
Age: 58                                               Provost (1992-1994), Dean of                  Corporation.
                                                      Graduate School of Arts and
                                                      Sciences (1991-1992), and Chair
                                                      of Psychology Department
                                                      (1989-1991), Yale University.
------------------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding, Jr.      Trustee and Since 1996  Chairman, Wilmerding &               44 (4)                         $44,067
Rosemont Business Campus      Chairman of             Associates, Inc. (investment
Building One, Suite 100       the Board               advisers) since 1989; Director,
919 Conestoga Road                                    Beaver Management Corporation
Rosemont, PA 19010                                    (land management corporation);
Age: 67                                               Managing General Partner,
                                                      Chestnut Street Exchange Fund;
                                                      Director, Peoples First, The
                                                      Peoples Bank of Oxford; Director
                                                      Emeritus, The Mutual Fire, Marine
                                                      and Inland Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

-----
 116

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                           FUND MANAGEMENT (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TOTAL FUND
                                            TERM OF                                                                      COMPLEX
                            POSITION(S)    OFFICE (3)                                                                  COMPENSATION
       NAME, ADDRESS,        HELD WITH    AND LENGTH                        PRINCIPAL OCCUPATION(S)                      FOR THE
            AGE               FUND          OF TIME                         DURING PAST FIVE YEARS                    PERIOD ENDING
                                            SERVED                                                                        3/31/03
------------------------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Paul Audet                    Treasurer   Since 2002  Managing Director and Chief Financial Officer of BlackRock,          N/A
BlackRock, Inc.                                       Inc. since 1998; Treasurer of BlackRock Provident Institutional
40 E. 52nd Street                                     Funds since 2001; Senior Vice President of PNC Bank Corp. from
New York, NY 10022                                    1991 to 1998.
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley                 Assistant   Since 2000  Managing Director, BlackRock Advisors, Inc. since May 2000;          N/A
BlackRock, Inc.               Secretary               First Vice President and Operating Officer, Mergers and
40 E. 52nd Street                                     Acquisitions Group (1997-2000), First Vice President and
New York, NY 10022                                    Operating Officer, Public Finance Group (1995-1997), and First
Age: 41                                               Vice President, Emerging Markets Fixed Income Research
                                                      (1994-1995), Merrill Lynch & Co.
------------------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson               Assistant   Since 1998  Vice President and Director of Mutual Fund Accounting and            N/A
PFPC Inc.                     Treasurer               Administration, PFPC Inc. since November 1997; Assistant Vice
103 Bellevue Parkway                                  President, PFPC Inc. from March 1997 to November 1997; Senior
Wilmington, DE 19809                                  Accounting Officer, PFPC Inc. from March 1993 to March 1997.
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan             Secretary   Since 1997  Director and Senior Counsel (since January 2001), and Vice           N/A
BlackRock Advisors, Inc.                              President and Senior Counsel (1998-2000), BlackRock Advisors,
100 Bellevue Parkway                                  Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April
Wilmington, DE 19809                                  1998; Associate, Stradley, Ronon, Stevens & Young, LLP from
Age: 43                                               March 1990 to May 1995.
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Clark may be deemed an interested person of the Fund due to certain family relationships with employees of PNC Bank.
(2) Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(3) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust. Each officer holds office for an indefinite term until he or she (1) is replaced by the Board of Trustees or (2) resigns.
(4) Includes 43 Portfolios of the Fund and one Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial
    Management, Inc. and BlackRock Institutional Management Corporation.

                                                                           -----

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        THE DFA INVESTMENT TRUST COMPANY
                          THE U.S. LARGE COMPANY SERIES








                  FOUR MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
                    AND FOR THE YEAR ENDED NOVEMBER 30, 2002

  TABLE OF CONTENTS                             THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------


THE U.S. LARGE COMPANY SERIES

                                                                         Page
   Unaudited Schedule of Investments as of March 31, 2003 ............... 121


   Audited Financial Statements as of and for the year ended November 30, 2002:


   Schedule of Investments .............................................. 125


   Statements of Assets and Liabilities ................................. 129


   Statement of Operations .............................................. 131


   Statements of Changes in Net Assets .................................. 132


   Financial Highlights ................................................. 133


   Notes to Financial Statements ........................................ 134


   Report of Independent Certified Public Accountants ................... 137





   THIS REPORT IS SUBMITTED FOR THE INFORMATION OF THE FUND'S SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

  SCHEDULE OF INVESTMENTS                       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
  THE U.S. LARGE COMPANY SERIES
-------------------------------
                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------      -------------

COMMON STOCKS -- (99.2%)
   3M Co. .................................           117,200      $15,239,516
   Abbott Laboratories ....................           469,500       17,657,895
   Ace, Ltd. ..............................            78,900        2,284,155
   ADC Telecommunications, Inc. ...........           240,800          494,844*
   Adobe Systems, Inc. ....................            69,400        2,142,378
   Advanced Micro Devices, Inc. ...........           103,200          637,776*#
   AES Corp. ..............................           163,300          591,146*#
   Aetna, Inc. ............................            45,200        2,228,360
   AFLAC, Inc. ............................           155,000        4,967,750
   Agilent Technologies, Inc. .............           140,300        1,844,945*#
   Air Products & Chemicals, Inc. .........            68,200        2,825,526
   Alberto-Culver Co. Class B .............            17,500          862,400
   Albertson's, Inc. ......................           113,900        2,147,015#
   Alcoa, Inc. ............................           253,800        4,918,644#
   Allegheny Energy, Inc. .................            37,700          234,117*#
   Allegheny Teledyne, Inc. ...............            24,200           70,180
   Allergan, Inc. .........................            38,900        2,653,369
   Allied Waste Industries, Inc. ..........            59,200          473,008*
   Allstate Corp. .........................           211,100        7,002,187
   Alltel Corp. ...........................            93,400        4,180,584
   Altera Corp. ...........................           114,900        1,557,470*#
   Altria Group, Inc. .....................           621,300       18,614,148
   Ambac Financial Group, Inc. ............            31,800        1,606,536#
   Amerada Hess Corp. .....................            26,800        1,186,168
   Ameren Corp. ...........................            47,800        1,866,590
   American Electric Power Co., Inc. ......           116,800        2,668,880
   American Express Co. ...................           394,700       13,115,881
   American Greetings Corp. Class A .......            19,800          259,380*#
   American International Group, Inc. .....           783,400       38,739,130
   American Power Conversion Corp. ........            58,900          837,558*#
   American Standard ......................            21,800        1,499,186*
   Amerisource Bergen Corp. ...............            33,100        1,737,750
   Amgen, Inc. ............................           386,500       22,258,535*#
   AmSouth Bancorporation .................           106,700        2,121,196
   Anadarko Petroleum Corp. ...............            74,700        3,398,850
   Analog Devices, Inc. ...................           109,400        3,008,500*
   Andrew Corp. ...........................            29,500          161,365*#
   Anheuser-Busch Companies, Inc. .........           257,100       11,983,431
   Anthem, Inc. ...........................            42,500        2,815,625*#
   AOL Time Warner, Inc. ..................         1,342,500       14,579,550*#
   AON Corp. ..............................            93,000        1,923,240#
   Apache Corp. ...........................            47,985        2,962,594
   Apartment Investment & Management
     Company Class A ......................            28,100        1,025,088*
   Appollo Group, Inc. (Class A) ..........            52,400        2,614,236*
   Apple Computer, Inc. ...................           108,300        1,532,987*
   Applera Corp. - Applied Biosystems Group            62,900          995,707
   Applied Materials, Inc. ................           495,600        6,237,126*#
   Applied Micro Circuits Corp. ...........            91,200          296,856*
   Archer-Daniels Midland Co. .............           193,900        2,094,120
   Ashland, Inc. ..........................            20,500          608,235
   AT&T Corp. .............................           231,400        3,748,680#
   AT&T Wireless Services, Inc. ...........           813,600        5,369,760*
   Autodesk, Inc. .........................            34,100          520,537
   Automatic Data Processing, Inc. ........           180,100        5,545,279#
   Autonation, Inc. .......................            87,000        1,109,250*
   Autozone, Inc. .........................            29,300        2,013,203*
   Avaya, Inc. ............................           111,900          228,276*
   Avery Dennison Corp. ...................            33,000        1,936,110#
   Avon Products, Inc. ....................            70,700        4,033,435#
   B B & T Corp. ..........................           141,400        4,444,202
   Baker Hughes, Inc. .....................           101,200        3,028,916#
   Ball Corp. .............................            17,100          952,470
   Bank of New York Co., Inc. .............           230,100        4,717,050#
   Bank One Corp. .........................           349,600       12,103,152


                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------      -------------

   Bank America Corp. .....................           451,200      $30,158,208
   Bard (C.R.), Inc. ......................            15,500          977,430
   Bausch & Lomb, Inc. ....................            16,000          526,240
   Baxter International, Inc. .............           178,200        3,321,648
   Bear Stearns Companies, Inc. ...........            29,800        1,954,880
   Becton Dickinson & Co. .................            76,500        2,634,660
   Bed, Bath & Beyond, Inc. ...............            88,300        3,050,324*#
   Bellsouth Corp. ........................           558,900       12,111,363
   Bemis Co., Inc. ........................            15,900          668,754
   Best Buy Co., Inc. .....................            96,600        2,605,302*
   Big Lots, Inc. .........................            34,900          392,625*
   Biogen, Inc. ...........................            44,800        1,341,984*
   Biomet, Inc. ...........................            77,800        2,386,126*#
   B J Services Co. .......................            47,400        1,630,086*
   Black & Decker Corp. ...................            23,600          822,696
   Block (H.& R.), Inc. ...................            53,700        2,292,453#
   BMC Software, Inc. .....................            70,100        1,057,809*
   Boeing Co. .............................           252,400        6,325,144#
   Boise Cascade Corp. ....................            17,500          382,375#
   Boston Scientific Corp. ................           122,500        4,993,100*#
   Bristol Myers Squibb Co. ...............           581,700       12,291,321
   Broadcom Corp. .........................            82,800        1,018,854*
   Brown-Forman Corp. Class B .............            18,100        1,391,890
   Brunswick Corp. ........................            27,100          514,900
   Burlington Northern Santa Fe Corp. .....           112,600        2,803,740
   Burlington Resources, Inc. .............            60,500        2,886,455
   Calpine Corp. ..........................           113,500          374,550*#
   Campbell Soup Co. ......................           123,300        2,589,300
   Capital One Financial Corp. ............            66,600        1,998,666#
   Cardinal Health, Inc. ..................           135,800        7,736,526#
   Carnival Corp. .........................           176,300        4,250,593#
   Caterpillar, Inc. ......................           103,400        5,087,280
   Cendant Corp. ..........................           309,400        3,929,380*
   Centerpoint Energy, Inc. ...............            91,400          644,370#
   Centex Corp. ...........................            18,500        1,005,660#
   CenturyTel, Inc. .......................            42,800        1,181,280
   Charter One Financial, Inc. ............            67,900        1,878,114
   ChevronTexaco Corp. ....................           320,800       20,739,720#
   Chiron Corp. ...........................            56,200        2,108,905*
   Chubb Corp. ............................            51,400        2,278,048
   CIENA Corp. ............................           130,200          570,927*#
   CIGNA Corp. ............................            41,900        1,915,668
   Cincinnati Financial Corp. .............            48,500        1,702,593
   Cinergy Corp. ..........................            50,600        1,702,690#
   Cintas Corp. ...........................            51,100        1,683,234
   Circuit City Stores, Inc.
      (Circuit City Group) ................            63,200          328,640
   Cisco Systems, Inc. ....................         2,135,900       27,713,303*
   Citigroup, Inc. ........................         1,543,900       53,187,355#
   Citizens Communications Co. ............            84,800          846,304*#
   Citrix Systems, Inc. ...................            51,400          676,167*
   Clear Channel Communications, Inc. .....           184,000        6,241,280*
   Clorox Co. .............................            66,100        3,051,837
   CMS Energy Corp. .......................            43,300          190,953
   Coca-Cola Co. ..........................           744,500       30,137,360
   Coca-Cola Enterprises, Inc. ............           135,000        2,523,150#
   Colgate-Palmolive Co. ..................           161,700        8,802,948#
   Comcast Corp. Class A Special ..........           693,200       19,835,918*
   Comerica, Inc. .........................            52,500        1,988,700
   Computer Associates International, Inc.            172,600        2,357,716#
   Computer Sciences Corp. ................            56,200        1,829,310*#
   Compuware Corp. ........................           113,500          381,928*
   Comverse Technology, Inc. ..............            56,400          638,448*
   Conagra, Inc. ..........................           161,300        3,238,904
   Concord EFS, Inc. ......................           152,800        1,436,320*
   ConocoPhilips ..........................           203,300       10,896,880#
   Consolidated Edison, Inc. ..............            64,200        2,469,774#


See accompanying notes to financial statements.

-----
 121

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES (CONTINUED)
-----------------------------------------

                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------      -------------

   Constellation Energy Group .............            49,500     $  1,372,635
   Convergys Corp. ........................            52,100          687,720*
   Cooper Industries, Inc. ................            28,000          999,880
   Cooper Tire & Rubber Co. ...............            22,100          269,620
   Coors (Adolph) Co. Class B .............            10,900          528,650
   Corning, Inc. ..........................           360,000        2,102,400*
   Costco Wholesale Corp. .................           136,900        4,111,792*
   Countrywide Credit Industries, Inc. ....            38,000        2,185,000
   Crane Co. ..............................            17,900          311,818
   CSX Corp. ..............................            64,500        1,839,540#
   Cummins Engine Co., Inc. ...............            12,500          307,500#
   CVS Corp. ..............................           118,000        2,814,300
   Dana Corp. .............................            44,600          314,876
   Danaher Corp. ..........................            45,800        3,011,808#
   Darden Restaurants, Inc. ...............            51,300          915,705
   Deere & Co. ............................            71,900        2,822,794
   Dell Computer Corp. ....................           774,600       21,173,691*
   Delphi Automotive Systems Corp. ........           168,000        1,147,440
   Delta Air Lines, Inc. ..................            37,000          329,300#
   Deluxe Corp. ...........................            18,500          742,405
   Devon Energy Corp. .....................            47,100        2,271,162
   Dillards, Inc. Class A .................            25,400          328,168
   Disney (Walt) Co. ......................           613,400       10,440,068#
   Dollar General Corp. ...................           100,100        1,222,221
   Dominion Resources, Inc. ...............            92,300        5,110,651
   Donnelley (R.R.) & Sons Co. ............            34,000          622,880
   Dover Corp. ............................            60,800        1,472,576
   Dow Chemical Co. .......................           273,600        7,554,096
   Dow Jones & Co., Inc. ..................            24,600          871,824
   DTE Energy Co. .........................            50,300        1,944,095
   Duke Energy Corp. ......................           267,800        3,893,812
   Dupont (E.I.) de Nemours & Co., Inc. ...           298,700       11,607,482#
   Dynegy, Inc. ...........................           111,500          291,015*
   Eastman Chemical Co. ...................            23,200          672,568
   Eastman Kodak Co. ......................            87,600        2,592,960#
   Eaton Corp. ............................            21,200        1,482,940
   eBay, Inc. .............................            92,700        7,911,018*#
   Ecolab, Inc. ...........................            39,100        1,928,803
   Edison International ...................            97,900        1,340,251*
   El Paso Corp. ..........................           179,900        1,088,395#
   Electonic Arts, Inc. ...................            43,000        2,521,950*#
   Electronic Data Systems Corp. ..........           143,100        2,518,560#
   EMC Corp. MA ...........................           660,700        4,776,861*
   Emerson Electric Co. ...................           126,400        5,732,240
   Engelhard Corp. ........................            38,400          822,528
   Entergy Corp. ..........................            66,700        3,211,605
   EOG Resources, Inc. ....................            34,700        1,372,732
   Equifax, Inc. ..........................            42,700          853,573
   Equity Office Properties Trust .........           123,600        3,145,620
   Equity Residential Properties Corp. ....            81,300        1,956,891
   Excel Energy, Inc. .....................           119,700        1,533,357
   Exelon Corp. ...........................            97,000        4,889,770
   Exxon Mobil Corp. ......................         2,020,900       70,630,455
   Family Dollar Stores, Inc. .............            51,700        1,596,496
   Fannie Mae .............................           298,800       19,526,580
   Federated Department Stores, Inc. ......            57,100        1,599,942*
   Fedex Corp. ............................            89,600        4,934,272
   Fifth Third Bancorp ....................           173,500        8,716,640
   First Data Corp. .......................           225,900        8,360,559
   FirstEnergy Corp. ......................            89,400        2,816,100#
   First Tennessee National Corp. .........            37,700        1,497,067
   Fiserv, Inc. ...........................            57,500        1,809,813*#
   FleetBoston Financial Corp. ............           315,200        7,526,976
   Fluor Corp. ............................            24,100          811,688
   Ford Motor Co. .........................           551,100        4,144,272#
   Forest Laboratories, Inc. ..............           109,000        5,882,730*#


                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------      -------------

   Fortune Brands, Inc. ...................            44,800     $  1,920,576
   FPL Group, Inc. ........................            54,800        3,229,364#
   Franklin Resources, Inc. ...............            77,300        2,543,943
   Federal Home Loan Mortgage Corp. .......           208,900       11,092,590
   Freeport Mcmoran Copper & Gold, Inc.
     Class B ..............................            43,500          741,675*#
   Gannett Co., Inc. ......................            80,300        5,655,529
   Gap, Inc. ..............................           265,500        3,847,095
   Gateway, Inc. ..........................            97,300          229,628*
   General Dynamics Corp. .................            60,300        3,320,721
   General Electric Co. ...................         2,988,600       76,209,300
   General Mills, Inc. ....................           110,800        5,046,940#
   General Motors Corp. ...................           168,300        5,658,246#
   Genuine Parts Co. ......................            52,500        1,601,775
   Genzyme Corporation ....................            64,400        2,346,092*#
   Georgia-Pacific Corp. ..................            75,100        1,043,890
   Gillette Co. ...........................           313,600        9,702,784
   Golden West Financial Corp. ............            46,100        3,315,973
   Goodrich (B.F.) Co. ....................            35,300          496,318#
   Goodyear Tire & Rubber Co. .............            52,600          271,942#
   Grainger (W.W.), Inc. ..................            27,500        1,179,750
   Great Lakes Chemical Corp. .............            15,100          335,220
   Guidant Corp. ..........................            92,200        3,337,640*#
   Halliburton Co. ........................           131,100        2,717,703
   Hancock (John) Financial Services, Inc.             86,500        2,402,970
   Harley-Davidson, Inc. ..................            90,900        3,609,639#
   Harrahs Entertainment, Inc. ............            33,600        1,199,520*
   Hartford Financial Services Group, Inc.             76,700        2,706,743#
   Hasbro, Inc. ...........................            52,000          722,280#
   HCA, Inc. ..............................           154,100        6,373,576
   Health Management Associates, Inc. .....            71,700        1,362,300
   Heinz (H.J.) Co. .......................           105,500        3,080,600
   Hercules, Inc. .........................            32,800          285,360*
   Hershey Foods Corp. ....................            40,900        2,562,794
   Hewlett Packard Co. ....................           916,700       14,254,685
   Hilton Hotels Corp. ....................           113,000        1,311,930
   Home Depot, Inc. .......................           698,500       17,015,460
   Honeywell International, Inc. ..........           257,000        5,489,520
   Household International, Inc. ..........           142,200        3,889,056#
   Humana, Inc. ...........................            48,700          467,520*
   Huntington Bancshares, Inc. ............            70,700        1,310,425
   Illinois Tool Works, Inc. ..............            92,300        5,367,245
   IMS Health, Inc. .......................            73,400        1,145,774
   Ingersoll Rand Co. .....................            50,800        1,960,372
   Intel Corp. ............................         1,989,700       32,402,265
   International Business Machines Corp. ..           507,600       39,811,068#
   International Flavors & Fragrances, Inc.            28,300          879,847
   International Game Technology ..........            25,500        2,088,450*
   International Paper Co. ................           143,800        4,860,440
   Interpublic Group of Companies, Inc. ...           115,800        1,076,940#
   Intuit, Inc. ...........................            61,800        2,295,870*
   ITT Industries, Inc. ...................            27,600        1,474,116
   Jabil Circuit, Inc. ....................            59,500        1,041,250*#
   Janus Capital Group Inc. ...............            66,800          760,852*
   Jefferson-Pilot Corp. ..................            43,100        1,658,488
   Johnson & Johnson ......................           892,100       51,625,827
   Johnson Controls, Inc. .................            26,700        1,934,148
   Jones Apparel Group, Inc. ..............            38,700        1,061,541*
   JP Morgan Chase & Co. ..................           599,600       14,216,516#
   KB Home Corp. ..........................            14,400          654,480#
   Kellogg Co. ............................           122,600        3,757,690
   Kerr-Mcgee Corp. .......................            30,100        1,222,361#
   KeyCorp ................................           127,600        2,878,656
   KeySpan Corp. ..........................            47,000        1,515,750
   Kimberly-Clark Corp. ...................           154,500        7,023,570
   Kinder Morgan, Inc. ....................            36,600        1,647,000


See accompanying notes to financial statements.

-----
 122

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES (CONTINUED)
-----------------------------------------

                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------      -------------

   King Pharmaceuticals, Inc. .............            72,300      $   862,539*
   KLA Tencor Corp. .......................            57,100        2,051,603*
   Knight-Ridder, Inc. ....................            24,500        1,433,250
   Kohls Corp. ............................           101,300        5,731,554*#
   Kroger Co. .............................           229,200        3,013,980*
   Leggett And Platt, Inc. ................            58,500        1,069,380
   Lehman Brothers Holdings, Inc. .........            72,800        4,204,200#
   Lexmark International Group, Inc. ......            37,800        2,530,710*#
   Lilly (Eli) & Co. ......................           337,400       19,282,410
   Limited, Inc. ..........................           157,100        2,021,877
   Lincoln National Corp. .................            53,200        1,489,600#
   Linear Technology Corp. ................            94,000        2,900,840
   Liz Claiborne, Inc. ....................            32,100          992,532
   Lockheed Martin Corp. ..................           136,900        6,509,595
   Loews Corp. ............................            55,700        2,219,088
   Louisiana-Pacific Corp. ................            31,400          249,002*
   Lowe's Companies, Inc. .................           234,500        9,572,290#
   LSI Logic Corp. ........................           111,700          504,884*
   Lucent Technologies, Inc. ..............         1,174,600        1,726,662*#
   Manor Care, Inc. .......................            28,900          555,747*
   Marathon Oil Corp. .....................            93,800        2,248,386
   Marriott International, Inc. Class A ...            70,200        2,233,062
   Marsh & McLennan Companies, Inc. .......           161,300        6,876,219#
   Marshall & Ilsley Corp. ................            65,600        1,676,736
   Masco Corp. ............................           147,800        2,752,036#
   Mattel, Inc. ...........................           131,300        2,954,250
   Maxim Integrated Products, Inc. ........            97,000        3,503,155
   May Department Stores Co. ..............            86,600        1,722,474#
   Maytag Corp. ...........................            23,400          445,302
   MBIA, Inc. .............................            43,600        1,684,704
   MBNA Corp. .............................           383,700        5,774,685#
   McCormick & Co. ........................            42,000        1,013,880*
   McDermott International, Inc. ..........            19,200           55,680*
   McDonalds Corp. ........................           381,200        5,512,152
   McGraw-Hill Companies, Inc. ............            58,200        3,235,338#
   McKesson HBOC, Inc. ....................            87,400        2,178,882
   MeadWestavco Corp. .....................            60,100        1,369,078#
   Medimmune, Inc. ........................            75,500        2,482,818*
   Medtronic, Inc. ........................           366,300       16,527,456#
   Mellon Financial Corp. .................           129,400        2,751,044#
   Merck & Co., Inc. ......................           674,400       36,943,632#
   Mercury Interactive Corp. ..............            25,400          754,126*#
   Meredith Corp. .........................            14,900          568,882
   Merrill Lynch & Co.,Inc. ...............           259,600        9,189,840
   MetLife, Inc. ..........................           210,300        5,547,714
   MGIC Investment Corp. ..................            30,200        1,185,954#
   Micron Technology, Inc. ................           182,500        1,485,550*#
   Microsoft Corp. ........................         3,213,900       77,792,450
   Millipore Corp. ........................            14,500          474,150*
   Mirant Corp. ...........................           121,300          194,080*#
   Molex, Inc. ............................            57,600        1,238,400
   Monsanto Co. ...........................            78,500        1,287,400
   Moody's Corp. ..........................            45,400        2,098,842
   Morgan Stanley Dean Witter & Co. .......           325,300       12,475,255#
   Motorola, Inc. .........................           691,000        5,707,660#
   Nabors Industries, Inc. ................            43,500        1,734,345*
   National City Corp. ....................           183,600        5,113,260
   National Semiconductor Corp. ...........            54,600          930,384*
   Navistar International Corp. ...........            20,500          504,505*#
   NCR Corp. ..............................            29,300          537,362*#
   Network Appliance Corp. ................           101,900        1,139,242*#
   New York Times Class A .................            45,400        1,959,010#
   Newell Rubbermaid, Inc. ................            80,300        2,276,505#
   Newmont Mining Corp. ...................           120,600        3,153,690#
   Nextel Communications Corp. Class A ....           289,300        3,872,281*#
   Nicor, Inc. ............................            13,200          360,624


                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------      -------------

   Nike, Inc. Class B .....................            79,400      $ 4,082,748
   NiSource, Inc. .........................            74,700        1,359,540#
   Noble Drilling Corp. ...................            40,200        1,263,084*#
   Nordstrom, Inc. ........................            40,700          659,340
   Norfolk Southern Corp. .................           116,800        2,167,808
   North Fork Bancorporation, Inc. ........            48,500        1,428,325
   Northern Trust Corp. ...................            66,300        2,017,841#
   Northrop Grumman Corp. .................            54,800        4,701,840
   Novell, Inc. ...........................           110,600          238,896*
   Novellus System, Inc. ..................            44,900        1,224,199*
   Nucor Corp. ............................            23,500          896,995
   NVIDIA Corporation .....................            47,300          607,569*
   Occidental Petroleum Corp. .............           113,500        3,400,460#
   Office Depot, Inc. .....................            92,700        1,096,641*
   Omnicom Group, Inc. ....................            56,500        3,060,605#
   Oracle Systems Corp. ...................         1,582,500       17,146,388*
   Paccar, Inc. ...........................            34,800        1,748,874#
   PG&E Corp. (Holding Co.) ...............           122,400        1,646,280*
   Pactiv Corp. ...........................            47,600          966,280*
   Pall Corp. .............................            36,900          738,000
   Parametric Technology Corp. ............            78,900          171,608*
   Parker-Hannifin Corp. ..................            35,500        1,375,270#
   Paychex, Inc. ..........................           113,000        3,103,545#
   Penny (J.C.) Co., Inc. .................            80,600        1,582,984#
   Peoples Energy Corp. ...................            10,700          382,739
   Peoplesoft, Inc. .......................            94,000        1,441,020*#
   Pepsi Bottling Group, Inc. .............            84,200        1,509,706
   Pepsico, Inc. ..........................           518,700       20,748,000
   PerkinElmer, Inc. ......................            37,900          336,931#
   Pfizer, Inc. ...........................         1,850,700       57,667,812#
   PG&E Corp. (Holding Co.) ...............           388,300       16,813,390
   Phelps Dodge Corp. .....................            26,700          867,216*
   Pinnacle West Capital Corp. ............            27,200          904,128
   Pitney Bowes, Inc. .....................            71,000        2,266,320
   Plum Creek Timber Co., Inc. ............            55,500        1,198,245
   PMC Sierra, Inc. .......................            50,300          299,537*
   PNC Financial Services Group, Inc. .....            85,300        3,615,014
   Power-One, Inc. ........................            24,000          105,360*
   PPG Industries, Inc. ...................            50,900        2,294,572#
   PPL Corp. ..............................            49,400        1,759,134
   Praxair, Inc. ..........................            48,600        2,738,610
   Principal Financial Group ..............            96,200        2,610,868#
   Procter & Gamble Co. ...................           388,300       34,578,115
   Progress Energy, Inc. ..................            71,200        2,787,480
   Progressive Corp. ......................            65,400        3,878,874#
   Providian Financial Corp. ..............            86,800          569,408*
   Prudential Financial, Inc. .............           170,000        4,972,500#
   Public Service Enterprises Group, Inc. .            66,800        2,450,892#
   Pulte Corp. ............................            18,400          922,760
   Q Logic Corp. ..........................            28,200        1,047,771*
   Qualcomm, Inc. .........................           236,900        8,543,799#
   Quest Diagnostics ......................            31,600        1,886,204*#
   Quintiles Transnational ................            35,400          430,287*
   Qwest Communication International, Inc.            509,200        1,777,108*
   Radioshack Corp. .......................            50,600        1,127,874
   Raytheon Co. ...........................           121,900        3,458,303
   Reebok International, Ltd. .............            18,000          591,300*
   Regions Financial Corp. ................            66,400        2,151,360#
   RJ Reynolds Tobacco Holdings, Inc. .....            25,500          822,630
   Robert Half International, Inc. ........            52,000          692,120*
   Rockwell Automation, Inc. ..............            55,800        1,155,060
   Rockwell Collins, Inc. .................            53,900          990,143
   Rohm & Haas Co. ........................            66,400        1,977,392
   Rowan Companies, Inc. ..................            28,100          552,446*#
   Ryder System, Inc. .....................            18,800          385,588
   Sabre Holdings Corp. ...................            42,800          680,948*


See accompanying notes to financial statements.

                                                                           -----

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES (CONTINUED)
-----------------------------------------

                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------   ----------------

   Safeco Corp. ...........................            41,500   $    1,452,915#
   Safeway, Inc. ..........................           132,500        2,508,225*
   Sanmina Corp. ..........................           153,000          617,355*
   Sara Lee Corp. .........................           235,100        4,396,370
   SBC Communications, Inc. ...............           997,100       20,001,826
   Schering-Plough Corp. ..................           440,500        7,854,115
   Schlumberger Ltd. ......................           174,900        6,647,949
   Schwab (Charles) Corp. .................           403,500        2,913,270#
   Scientific-Atlanta, Inc. ...............            45,900          630,666
   Sealed Air Corp. .......................            25,200        1,011,276*#
   Sears, Roebuck & Co. ...................            95,000        2,294,250#
   Sempra Energy ..........................            61,900        1,545,024
   Sherwin-Williams Co. ...................            45,000        1,189,350
   Siebel Systems, Inc. ...................           145,500        1,164,728*#
   Sigma-Aldrich Corp. ....................            21,500          956,428#
   Simon Property Group, Inc. .............            55,400        1,984,982
   SLM Corp. ..............................            46,100        5,113,412
   Snap-On, Inc. ..........................            17,500          433,300
   Solectron Corp. ........................           248,100          749,262*#
   Southern Co. ...........................           214,300        6,094,692
   SouthTrust Corp. .......................           103,800        2,646,900
   Southwest Airlines Co. .................           232,600        3,340,136#
   Sprint Corp. ...........................           268,700        3,157,225#
   Sprint Corp. (PCS Group) ...............           300,100        1,308,436*#
   St. Jude Medical, Inc. .................            53,300        2,598,375*
   St. Paul Companies, Inc. ...............            68,000        2,162,400
   Stanley Works ..........................            26,500          635,735
   Staples, Inc. ..........................           142,200        2,609,370*
   Starbucks Corp. ........................           116,400        3,000,792*#
   Starwood Hotels and Resorts Worldwide,
     Inc. .................................            60,000        1,427,400#
   State Street Corp. .....................            99,800        3,156,674
   Stryker Corp. ..........................            59,500        4,084,675#
   Sun Microsystems .......................           959,500        3,123,173*
   Sungard Data Systems, Inc. .............            85,000        1,810,500*#
   Sunoco, Inc. ...........................            22,900          837,453
   Suntrust Banks, Inc. ...................            84,800        4,464,720
   Supervalu, Inc. ........................            40,200          623,100
   Symbol Technologies, Inc. ..............            69,200          595,812*
   Synovus Financial Corp. ................            91,500        1,636,935#
   Sysco Corp. ............................           196,300        4,993,872#
   T. Rowe Price Group, Inc. ..............            36,700          993,102
   Target Corp. ...........................           272,900        7,985,054#
   Teco Energy, Inc. ......................            52,800          561,264#
   Tektronix, Inc. ........................            26,100          447,615*
   Tellabs, Inc. ..........................           123,700          716,842*#
   Temple-Inland, Inc. ....................            16,100          602,140#
   Tenet Healthcare Corp. .................           142,300        2,376,410*
   Teradyne, Inc. .........................            55,000          640,200*
   TXU Corp. ..............................            96,700        1,726,095#
   Texas Instruments, Inc. ................           519,900        8,510,763
   Textron, Inc. ..........................            40,800        1,120,368
   The Goldman Sachs Group, Inc. ..........           141,700        9,646,936
   Thomas & Betts Corp. ...................            49,100          888,710*
   Thomas & Betts Corp. ...................            17,500          248,150*
   Tiffany & Co. ..........................            43,600        1,090,000#
   TJX Companies, Inc. ....................           157,800        2,777,280
   TMP Worldwide, Inc. ....................            33,400          359,885*
   Torchmark Corp. ........................            35,600        1,274,480
   Toys R Us, Inc. ........................            63,800          534,006*#
   Transocean Sedco Forex, Inc. ...........            95,900        1,961,155*
   Travelers Property Casualty Corp
      Series B ............................           302,200        4,264,042
   Tribune Co. ............................            91,500        4,118,415#
   Tupperware Corp. .......................            17,500          241,850
   Tyco International, Ltd. ...............           599,500        7,709,570#
   U.S. Bancorp ...........................           575,300       10,919,194


                                                          MARCH 31, 2003
                                                    ----------------------------
                                                           (UNAUDITED)
                                                     SHARES           VALUE+
                                                    ---------   ----------------

   Union Pacific Corp. ....................            76,200   $    4,191,000
   Union Planters Corp. ...................            59,500        1,564,255
   Uniphase Corp. .........................           425,100        1,213,661*
   Unisys Corp. ...........................            98,000          907,480*#
   United Healthcare Corp. ................            91,400        8,378,638
   United Parcel Service, Inc. ............           337,500       19,237,500
   United States Steel Corporation ........            30,700          301,781
   United Technologies Corp. ..............           141,300        8,164,314#
   Univision Communications, Inc. Class A .            68,800        1,686,288*#
   Unocal Corp. ...........................            77,500        2,039,025
   UnumProvident Corp. ....................            72,500          710,500#
   UST, Inc. ..............................            50,400        1,391,040
   VF Corp. ...............................            32,600        1,226,738#
   Veritas Software Co. ...................           123,600        2,173,506*#
   Verizon Communications, Inc. ...........           821,600       29,043,560
   Viacom, Inc. Class B ...................           528,900       19,315,428*#
   Visteon Corp. ..........................            38,700          229,878
   Vulcan Materials Co. ...................            30,500          922,015
   Wachovia Corp. .........................           408,500       13,917,595
   Walgreen Co. ...........................           307,800        9,073,944#
   Wal-Mart Stores, Inc. ..................         1,325,600       68,970,968#
   Washington Mutual, Inc. ................           284,300       10,027,261
   Waste Management, Inc. .................           178,700        3,784,866*
   Waters Corp. ...........................            38,800          821,008*
   Watson Pharmaceuticals, Inc. ...........            32,100          923,517*#
   Wellpoint Health Networks, Inc. ........            44,700        3,430,725*#
   Wells Fargo Co. ........................           508,100       22,859,419
   Wendy's International, Inc. ............            34,700          954,597#
   Weyerhaeuser Co. .......................            65,800        3,147,214#
   Whirlpool Corp. ........................            20,500        1,005,115
   Williams Companies, Inc. ...............           155,200          710,816
   Winn-Dixie Stores, Inc. ................            42,300          559,206
   Worthington Industries, Inc. ...........            25,800          307,794
   Wrigley (Wm.) Jr. Co. ..................            67,600        3,819,400#
   Wyeth ..................................           398,100       15,056,142
   Xerox Corp. ............................           220,800        1,920,960*#
   Xilinx, Inc. ...........................           101,300        2,371,940*#
   XL Capital, Ltd. .......................            40,800        2,887,824#
   Yahoo!, Inc. ...........................           177,500        4,265,325*#
   YUM! Brands, Inc. ......................            88,800        2,160,504*
   Zimmer Holdings, Inc. ..................            58,600        2,849,718*
   Zions Bancorp. .........................            27,300        1,166,120#
                                                                --------------
TOTAL COMMON STOCKS
   (Cost $2,519,411,205) ..................                     $2,350,571,305
                                                                --------------

                                                  FACE AMOUNT
                                                      (000)          VALUE+
                                                   ----------   ----------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
   Repurchase Agreement, PNC Capital
   Markets Inc. 1.21%, (Collateralized
   by $18,308,000 FMC Discount Notes,
   1.18%, 06/11/03, valued at $18,262,230)
   to be repurchased at $17,992,605
   (Cost $17,992,000) .....................           $17,992   $   17,992,000
                                                                --------------

TOTAL INVESTMENTS -- (100.0%)
   (Cost $2,537,403,205)++ ................                     $2,368,563,305
                                                                ==============
--------------------
+  See Note B to Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
++ The cost for federal income tax purposes is $2,676,258,729.

See accompanying notes to financial statements.


-----
 124

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES
-----------------------------

                                                          NOVEMBER 30, 2002
                                                   -----------------------------
                                                    SHARES          VALUE+
                                                   ---------   -----------------
COMMON STOCKS -- (97.4%)
   3M Co. ...................................        114,900    $   14,919,765
   Abbott Laboratories ......................        460,400        20,156,312
   Ace, Ltd. ................................         77,300         2,635,930
   ADC Telecommunications, Inc. .............        234,700           510,472*
   Adobe Systems, Inc. ......................         70,700         2,089,892#
   Advanced Medical Optics, Inc. ............              1                11*
   Advanced Micro Devices, Inc. .............        100,900           857,650*
   AES Corp. ................................        159,900           338,988*
   Aetna, Inc. ..............................         44,400         1,676,100
   AFLAC, Inc. ..............................        152,400         4,701,540
   Agilent Technologies, Inc. ...............        136,800         2,655,288*
   Air Products & Chemicals, Inc. ...........         67,000         2,962,740
   Alberto-Culver Co. Class B ...............         17,100           847,305
   Albertson's, Inc. ........................        119,900         2,798,466#
   Alcoa, Inc. ..............................        248,800         6,356,840
   Allegheny Energy, Inc. ...................         37,100           255,619#
   Allegheny Teledyne, Inc. .................         23,800           170,170
   Allergan, Inc. ...........................         38,100         2,239,899
   Allied Waste Industries, Inc. ............         58,100           620,508*
   Allstate Corp. ...........................        207,900         8,114,337
   Alltel Corp. .............................         91,700         5,050,836#
   Altera Corp. .............................        112,500         1,627,312*
   Ambac Financial Group, Inc. ..............         31,300         1,956,563
   Amerada Hess Corp. .......................         26,300         1,472,800
   Ameren Corp. .............................         42,700         1,765,645
   American Electric Power Co., Inc. ........         99,800         2,836,316#
   American Express Co. .....................        391,600        15,244,988
   American Greetings Corp. Class A .........         19,400           315,638*
   American International Group, Inc. .......        769,400        50,126,410
   American Power Conversion Corp. ..........         57,900           933,058*
   American Standard Companies, Inc. ........         21,200         1,578,976*
   AmerisourceBergen Corp. ..................         31,300         1,816,026
   Amgen, Inc. ..............................        376,700        17,770,822*
   AMR Corp. ................................         45,700           353,718*
   AmSouth Bancorporation ...................        105,700         2,015,699
   Anadarko Petroleum Corp. .................         73,200         3,455,040
   Analog Devices, Inc. .....................        107,800         3,308,382*
   Andrew Corp. .............................         28,800           324,432*
   Anheuser-Busch Companies, Inc. ...........        255,900        12,569,808
   Anthem, Inc. .............................         41,600         2,464,800*
   AOL Time Warner, Inc. ....................      1,315,200        21,529,824*
   AON Corp. ................................         89,800         1,637,952
   Apache Corp. .............................         42,400         2,284,512
   Apollo Group, Inc. (Class A) .............         51,200         2,112,256*
   Apple Computer, Inc. .....................        105,700         1,640,992*
   Applera Corporation - Applied
     Biosystems Group .......................         62,600         1,368,436
   Applied Materials, Inc. ..................        484,800         8,268,264*
   Applied Micro Circuits Corp. .............         88,600           404,459*
   Archer-Daniels Midland Co. ...............        192,100         2,560,693
   Ashland, Inc. ............................         20,300           592,151
   AT&T Corp. ...............................        226,600         6,353,864
   AT&T Wireless Services, Inc. .............        797,900         6,024,145*
   Autodesk, Inc. ...........................         33,900           525,619
   Automatic Data Processing, Inc. ..........        182,700         7,941,969
   Autozone, Inc. ...........................         29,100         2,377,470*
   Avaya, Inc. ..............................        106,600           309,140*
   Avery Dennison Corp. .....................         32,300         2,081,412#
   Avon Products, Inc. ......................         69,600         3,573,960
   B B & T Corp. ............................        142,500         5,413,575#
   Baker Hughes, Inc. .......................         99,400         3,254,356
   Ball Corp. ...............................         16,700           826,316
   Bank of America Corp. ....................        442,900        31,038,432
   Bank of New York Co., Inc. ...............        214,000         6,494,900
   Bank One Corp. ...........................        345,900        13,659,591




                                                          NOVEMBER 30, 2002
                                                   -----------------------------
                                                    SHARES          VALUE+
                                                   ---------   -----------------

   Bard (C.R.), Inc. ........................         15,100    $      838,050
   Bausch & Lomb, Inc. ......................         15,900           600,066
   Baxter International, Inc. ...............        177,700         5,684,623#
   Bear Stearns Companies, Inc. .............         29,000         1,856,000#
   Becton Dickinson & Co. ...................         75,700         2,246,019
   Bed, Bath and Beyond, Inc. ...............         86,100         2,999,724*
   Bellsouth Corp. ..........................        551,600        15,334,480
   Bemis Co., Inc. ..........................         15,500           801,660
   Best Buy Co., Inc. .......................         94,700         2,621,296*
   Big Lots, Inc. ...........................         34,300           435,610*
   Biogen, Inc. .............................         43,800         1,934,865*#
   Biomet, Inc. .............................         77,600         2,134,388
   BJ Services, Co. .........................         46,100         1,542,045*
   Black & Decker Corp. .....................         23,800         1,022,686
   Block (H.&R.), Inc. ......................         53,200         2,039,156
   BMC Software, Inc. .......................         71,000         1,270,900*
   Boeing Co. ...............................        247,400         8,411,600
   Boise Cascade Corp. ......................         17,200           465,776
   Boston Scientific Corp. ..................        119,900         5,035,800*
   Bristol Myers Squibb Co. .................        570,800        15,126,200
   Broadcom Corp. ...........................         80,800         1,584,488*#
   Brown-Forman Corp. Class B ...............         20,200         1,335,220
   Brunswick Corp. ..........................         26,600           559,132
   Burlington Northern Santa Fe Corp. .......        112,100         2,839,493
   Burlington Resources, Inc. ...............         59,300         2,497,716#
   Calpine Corp. ............................        111,100           492,173*#
   Campbell Soup Co. ........................        120,900         2,919,735
   Capital One Financial Corp. ..............         65,300         2,207,140#
   Cardinal Health, Inc. ....................        133,100         8,190,974
   Carnival Corp. ...........................        172,800         4,847,040#
   Caterpillar, Inc. ........................        101,500         5,064,850
   Cendant Corp. ............................        306,500         3,855,770*
   CenterPoint Energy, Inc. .................         89,600           685,440#
   Centex Corp. .............................         18,200           916,006
   CenturyTel, Inc. .........................         41,800         1,290,784#
   Charter One Financial, Inc. ..............         67,600         2,034,760
   ChevronTexaco Corp. ......................        314,700        21,094,341
   Chiron Corp. .............................         55,600         2,236,232*
   Chubb Corp. ..............................         50,600         2,965,160#
   CIENA Corp. ..............................        127,100           845,850*
   CIGNA Corp. ..............................         41,300         1,797,789
   Cincinnati Financial Corp. ...............         47,800         1,846,275
   Cinergy Corp. ............................         49,300         1,597,320#
   Cintas Corp. .............................         50,000         2,525,750
   Circuit City Stores, Inc. (Circuit City
      Group) ................................         61,800           598,224
   Cisco Systems, Inc. ......................      2,156,200        32,181,285*
   Citigroup, Inc. ..........................      1,491,400        57,985,632
   Citizens Communications Co. ..............         83,200           820,352*#
   Citrix Systems, Inc. .....................         51,700           607,733*#
   Clear Channel Communications, Inc. .......        180,500         7,844,530*
   Clorox Co. ...............................         67,900         2,976,736#
   CMS Energy Corp. .........................         42,400           421,880
   Coca-Cola Co. ............................        731,500        33,385,660
   Coca-Cola Enterprises, Inc. ..............        132,100         2,812,409
   Colgate-Palmolive Co. ....................        159,900         8,217,261
   Comcast Corp. Class A ....................        675,424        15,767,773*
   Comerica, Inc. ...........................         51,600         2,442,228
   Computer Associates International, Inc. ..        170,300         2,573,233
   Computer Sciences Corp. ..................         50,500         1,761,945*
   Compuware Corp. ..........................        110,800           604,414*
   Comverse Technology, Inc. ................         55,100           668,638*
   Conagra, Inc. ............................        158,300         3,857,771
   Concord EFS, Inc. ........................        151,200         2,268,000*
   ConocoPhilips ............................        199,400         9,533,314
   Consolidated Edison, Inc. ................         62,800         2,496,300
   Constellation Energy Group ...............         48,500         1,277,975#


See accompanying notes to financial statements.

                                                                           -----

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES (CONTINUED)
-----------------------------------------


                                                          NOVEMBER 30, 2002
                                                   -----------------------------
                                                    SHARES          VALUE+
                                                   ---------   -----------------

   Convergys Corp.                                    51,100    $      880,964*
   Cooper Industries, Ltd. ..................         27,500         1,045,550
   Cooper Tire & Rubber Co. .................         21,700           345,030
   Coors (Adolph) Co. Class B ...............         10,600           687,516
   Corning, Inc. ............................        338,000         1,497,340*
   Costco Wholesale Corp. ...................        134,000         4,328,870*
   Countrywide Credit Industries, Inc. ......         37,100         1,829,030
   Crane Co. ................................         17,600           362,032
   CSX Corp. ................................         62,700         1,733,655
   Cummins Engine Co., Inc. .................         12,100           380,424#
   CVS Corp. ................................        115,600         3,107,328#
   Dana Corp. ...............................         43,800           591,300
   Danaher Corp. ............................         44,600         2,802,664
   Darden Restaurants, Inc. .................         50,400         1,090,152#
   Deere & Co. ..............................         70,200         3,590,730
   Dell Computer Corp. ......................        764,600        21,867,560*
   Delphi Automotive Systems Corp. ..........        164,900         1,401,650
   Delta Air Lines, Inc. ....................         36,300           490,050#
   Deluxe Corp. .............................         18,400           798,560
   Devon Energy Corp. .......................         46,100         2,110,919
   Dillards, Inc. Class A ...................         24,900           481,068
   Disney (Walt) Co. ........................        601,500        11,921,730
   Dollar General Corp. .....................         98,200         1,299,186
   Dominion Resources, Inc. .................         89,800         4,575,310
   Donnelley (R.R.) & Sons Co. ..............         33,500           712,545
   Dover Corp. ..............................         59,700         1,862,640
   Dow Chemical Co. .........................        268,500         8,565,150
   Dow Jones & Co., Inc. ....................         24,800         1,027,960
   DTE Energy Co. ...........................         49,300         2,185,469#
   Duke Power Co. ...........................        261,600         5,163,984#
   DuPont (E.I.) de Nemours & Co., Inc. .....        292,700        13,060,274
   Dynegy, Inc. .............................        108,700           127,179
   Eastman Chemical Co. .....................         22,800           892,164
   Eastman Kodak Co. ........................         86,000         3,175,120#
   Eaton Corp. ..............................         20,800         1,578,096
   eBay, Inc. ...............................         90,000         6,206,400*
   Ecolab, Inc. .............................         38,100         1,892,427
   Edison International .....................         96,000         1,064,640*
   El Paso Corp. ............................        172,300         1,467,996
   Electronic Arts, Inc. ....................         41,100         2,788,430*
   Electronic Data Systems Corp. ............        141,500         2,623,410
   EMC Corp. ................................        649,500         4,708,875*
   Emerson Electric Co. .....................        124,000         6,466,600#
   Engelhard Corp. ..........................         37,900           918,696
   Entergy Corp. ............................         66,000         2,886,180
   EOG Resources, Inc. ......................         34,200         1,325,934
   Equifax, Inc. ............................         42,400         1,030,320
   Equity Office Properties Trust ...........        123,400         3,172,614
   Equity Residential Corp. .................         81,200         2,120,944
   Exelon Corp. .............................         94,900         4,763,031
   Exxon Mobil Corp. ........................      1,991,300        69,297,240
   Family Dollar Stores, Inc. ...............         51,200         1,509,888
   Federal Home Loan Mortgage Corporation ...        205,100        11,821,964
   Federal National Mortgage Association ....        293,300        18,492,565
   Federated Department Stores, Inc. ........         59,400         1,941,192*
   FedEx Corp. ..............................         87,800         4,615,646#
   Fifth Third Bancorp ......................        171,100         9,571,334
   First Data Corp. .........................        223,100         7,728,184
   First Tennessee National Corp. ...........         37,300         1,375,624
   FirstEnergy Corp. ........................         87,800         2,781,504
   Fiserv, Inc. .............................         56,600         1,923,834*
   FleetBoston Financial Corp. ..............        308,700         8,375,031
   Fluor Corp. ..............................         23,800           652,596#
   Ford Motor Co. ...........................        537,300         6,114,474
   Forest Laboratories, Inc. ................         52,900         5,677,757*
   Fortune Brands, Inc. .....................         44,300         2,160,511



                                                          NOVEMBER 30, 2002
                                                   -----------------------------
                                                    SHARES          VALUE+
                                                   ---------   -----------------

   FPL Group, Inc.                                    53,600    $    3,151,680
   Franklin Resources, Inc. .................         76,600         2,830,370
   Freeport McMoran Copper & Gold, Inc. .....
     Class B ................................         42,700           661,850*
   Gannett Co., Inc. ........................         78,600         5,600,250
   Gap, Inc. ................................        256,300         4,072,607
   Gateway, Inc. ............................         95,400           363,474*
   General Dynamics Corp. ...................         59,500         4,846,275
   General Electric Co. .....................      2,932,100        79,459,910
   General Mills, Inc. ......................        108,500         4,841,270
   General Motors Corp. .....................        165,200         6,558,440#
   Genuine Parts Co. ........................         51,600         1,640,364
   Genzyme Corp. ............................         63,200         2,073,276*
   Georgia-Pacific Corp. ....................         67,800         1,405,494
   Gillette Co. .............................        311,700         9,450,744
   Golden West Financial Corp. ..............         45,500         3,148,600
   Goodrich (B.F.) Co. ......................         34,000           625,600
   Goodyear Tire & Rubber Co. ...............         51,700           426,008
   Grainger (W.W.), Inc. ....................         27,500         1,478,950
   Great Lakes Chemical Corp. ...............         14,800           371,480
   Guidant Corp. ............................         90,100         2,696,693*
   Halliburton Co. ..........................        128,700         2,702,700
   Harley-Davidson, Inc. ....................         89,000         4,320,060
   Harrahs Entertainment, Inc. ..............         32,900         1,316,000*
   Hartford Financial Services Group, Inc. ..         72,900         3,576,474
   Hasbro, Inc. .............................         51,100           655,102#
   HCA, Inc. ................................        152,800         6,139,504
   Health Management Associates, Inc. .......         70,200         1,230,606
   Healthsouth Corp. ........................        116,800           475,376*
   Heinz (H.J.) Co. .........................        103,400         3,600,388
   Hercules, Inc. ...........................         32,100           302,382*
   Hershey Foods Corp. ......................         40,300         2,594,917
   Hewlett-Packard Co. ......................        899,300        17,518,364
   Hilton Hotels Corp. ......................        110,900         1,518,221
   Home Depot, Inc. .........................        694,300        18,343,406
   Honeywell International, Inc. ............        241,500         6,247,605
   Household International, Inc. ............        134,000         3,845,800
   Humana, Inc. .............................         49,900           519,459*
   Huntington Bancshares, Inc. ..............         70,900         1,390,349
   Illinois Tool Works, Inc. ................         90,300         6,139,497
   IMS Health, Inc. .........................         83,600         1,387,760
   Ingersoll-Rand Co., Ltd. Class A .........         49,800         2,300,760
   Intel Corp. ..............................      1,964,000        41,018,140
   International Business Machines Corp. ....        499,300        43,489,030#
   International Flavors & Fragrances, Inc. .         28,000           924,560
   International Game Technology ............         25,400         1,958,340*#
   International Paper Co. ..................        142,000         5,573,500
   Interpublic Group of Companies, Inc. .....        113,000         1,691,610
   Intuit, Inc. .............................         62,300         3,361,085*
   ITT Industries, Inc. .....................         27,100         1,633,588
   Jabil Circuit, Inc. ......................         58,300         1,250,535*
   JDS Uniphase Corp. .......................        401,300         1,368,433*
   Jefferson-Pilot Corp. ....................         43,500         1,659,525
   John Hancock Financial Services, Inc. ....         85,400         2,610,678
   Johnson & Johnson ........................        876,900        50,000,838
   Johnson Controls, Inc. ...................         26,100         2,163,429
   Jones Apparel Group, Inc. ................         38,000         1,398,400*
   JP Morgan Chase & Co. ....................        587,600        14,789,892
   KB Home Corp. ............................         14,700           656,943
   Kellogg Co. ..............................        120,900         4,034,433
   Kerr-McGee Corp. .........................         29,500         1,334,875
   KeyCorp ..................................        125,700         3,279,513
   KeySpan Corp. ............................         41,700         1,471,593
   Kimberly Clark Corp. .....................        152,300         7,663,736
   Kinder Morgan, Inc. ......................         35,900         1,473,695
   King Pharmaceuticals, Inc. ...............         71,900         1,364,662*#


See accompanying notes to financial statements.

------
 126

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES (CONTINUED)
-----------------------------------------


                                                          NOVEMBER 30, 2002
                                                   -----------------------------
                                                    SHARES          VALUE+
                                                   ---------   -----------------

   KLA-Tencor Corp. .........................         55,700    $    2,460,548*#
   Knight Ridder, Inc. ......................         24,600         1,542,666
   Kohls Corp. ..............................         99,200         6,795,200*
   Kroger Co. ...............................        232,400         3,655,652*
   Leggett and Platt, Inc. ..................         57,700         1,377,299
   Lehman Brothers Holdings, Inc. ...........         71,900         4,414,660
   Lexmark International Group, Inc. ........         37,300         2,467,022*
   Lilly (Eli) & Co. ........................        331,100        22,614,130
   Limited Brands, Inc. .....................        153,600         2,612,736
   Lincoln National Corp. ...................         54,400         1,911,616
   Linear Technology Corp. ..................         93,600         3,098,160
   Liz Claiborne, Inc. ......................         31,400         1,011,080
   Lockheed Martin Corp. ....................        134,000         6,994,800
   Loews Corp. ..............................         55,000         2,226,400
   Louisiana-Pacific Corp. ..................         30,900           276,864*
   Lowe's Companies, Inc. ...................        229,400         9,520,100
   LSI Logic Corp. ..........................        109,500           907,755*#
   Lucent Technologies, Inc. ................      1,011,500         1,770,125*#
   Manor Care, Inc. .........................         28,900           562,972*
   Marathon Oil Corp. .......................         91,300         1,826,000
   Marriott International, Inc. Class A .....         71,200         2,545,400#
   Marsh & McLennan Co., Inc. ...............        157,900         7,452,880
   Marshall & Isley Corp. ...................         61,900         1,759,198
   Masco Corp. ..............................        146,200         2,948,854
   Mattel, Inc. .............................        128,700         2,653,794
   Maxim Integrated Products, Inc. ..........         95,200         4,003,636
   May Department Stores Co. ................         84,900         2,076,654
   Maytag Corp. .............................         23,000           710,930
   MBIA, Inc. ...............................         43,300         1,969,284
   MBNA Corp. ...............................        376,600         8,036,644
   McDermott International, Inc. ............         18,600            61,380*
   McDonalds Corp. ..........................        375,800         6,952,300
   McGraw-Hill Companies, Inc. ..............         57,200         3,391,388
   McKesson Corp. ...........................         85,400         2,213,568
   MeadWestavco Corp. .......................         58,900         1,474,856
   Medimmune, Inc. ..........................         73,900         1,952,438*
   Medtronic, Inc. ..........................        357,600        16,717,800
   Mellon Financial Corp. ...................        128,300         3,855,415
   Merck & Co., Inc. ........................        662,900        39,382,889
   Mercury Interactive Corp. ................         24,800           829,436*#
   Meredith Corp. ...........................         14,600           636,706
   Merrill Lynch & Co., Inc. ................        255,000        11,092,500#
   MetLife, Inc. ............................        206,900         5,553,196#
   MGIC Investment Corp. ....................         30,300         1,414,101
   Micron Technology, Inc. ..................        177,900         2,812,599*#
   Microsoft Corp. ..........................      1,595,800        92,293,093*
   Millipore Corp. ..........................         14,300           527,098
   Mirant Corp. .............................        118,500           248,850*
   Molex, Inc. ..............................         57,000         1,599,705#
   Monsanto Co. .............................         77,000         1,354,430
   Moody's Corp. ............................         45,800         2,016,116
   Morgan Stanley Dean Witter & Co. .........        322,900        14,607,996
   Motorola, Inc. ...........................        677,500         7,709,950
   Nabors Industries, Ltd. ..................         42,500         1,504,500*
   National City Corp. ......................        180,100         5,006,780
   National Semiconductor Corp. .............         53,200         1,079,960*
   Navistar International Corp. .............         17,800           549,308*
   NCR Corp. ................................         28,800           794,880*
   Network Appliance Corp. ..................         99,100         1,376,004*#
   New York Times Class A ...................         44,700         2,147,388
   Newell Rubbermaid, Inc. ..................         78,800         2,499,536
   Newmont Mining Corp. .....................        118,300         2,769,403#
   Nextel Communications Corp. ..............
     Class A ................................        268,400         3,689,158*
   Nicor, Inc. ..............................         13,000           409,630
   Nike, Inc. Class B .......................         78,600         3,519,708
   NiSource, Inc. ...........................         71,900         1,401,331#


                                                          NOVEMBER 30, 2002
                                                    ----------------------------
                                                     SHARES           VALUE+
                                                    ---------   ----------------

   Noble Corp. ..............................         39,500    $    1,341,025*
   Nordstrom, Inc. ..........................         39,800           796,000
   Norfolk Southern Corp. ...................        114,600         2,261,058
   North Fork Bancorporation, Inc. ..........         48,200         1,677,842
   Northern Trust Corp. .....................         65,300         2,531,028
   Northrop Grumman Corp. ...................         33,400         3,236,794#
   Novell, Inc. .............................        107,400           386,640*
   Novellus Systems, Inc. ...................         42,700         1,549,797*
   Nucor Corp. ..............................         23,000         1,155,520
   Nvidia Corp. .............................         45,200           774,502*
   Occidental Petroleum Corp. ...............        111,000         3,091,350
   Office Depot, Inc. .......................         91,100         1,613,381*
   Omnicom Group, Inc. ......................         55,300         3,763,165
   Oracle Systems Corp. .....................      1,601,200        19,446,574*
   Paccar, Inc. .............................         34,200         1,678,365
   Pactiv Corp. .............................         46,600           964,620*
   Pall Corp. ...............................         36,100           688,788
   Parametric Technology Corp. ..............         77,000           241,010*
   Parker-Hannifin Corp. ....................         34,800         1,624,812
   Paychex, Inc. ............................        110,800         3,237,576
   Penney (J.C.) Co., Inc. ..................         78,800         1,869,924
   Peoples Energy Corp. .....................         10,400           374,296
   Peoplesoft, Inc. .........................         91,900         1,806,295*
   Pepsi Bottling Group, Inc. ...............         84,100         2,415,352
   Pepsico, Inc. ............................        522,300        22,187,304
   PerkinElmer, Inc. ........................         36,900           315,864
   Pfizer, Inc. .............................      1,824,000        57,528,960
   PG&E Corp. (Holding Co.) .................        115,800         1,599,198*#
   Pharmacia Corp. ..........................        380,200        16,082,460
   Phelps Dodge Corp. .......................         26,100           820,062*
   Philip Morris Companies, Inc. ............        623,000        23,499,560
   Pinnacle West Capital Corp. ..............         25,100           806,212
   Pitney Bowes, Inc. .......................         70,200         2,478,060
   Plum Creek Timber Co., Inc. ..............         54,600         1,329,510#
   PMC Sierra, Inc. .........................         49,200           399,750*
   PNC Financial Services Group, Inc. .......         83,700         3,532,140
   Power-One, Inc. ..........................         23,500           185,885*
   PPG Industries, Inc. .....................         49,900         2,498,992
   PPL Corp. ................................         47,800         1,591,740
   Praxair, Inc. ............................         47,600         2,808,400
   Principal Financial Group, Inc. ..........        102,200         2,963,800
   Procter & Gamble Co. .....................        382,900        32,163,600
   Progress Energy, Inc. ....................         69,500         2,919,000
   Progressive Corp. ........................         64,100         3,630,624
   Providian Financial Corp. ................         85,100           517,408*
   Prudential Financial, Inc. ...............        171,100         5,146,688#
   Public Service Enterprise Group, Inc. ....         65,200         1,952,088
   Pulte Homes Inc. .........................         18,100           849,614
   Q Logic Corp. ............................         27,600         1,199,772*
   Qualcomm, Inc. ...........................        228,900         9,430,680*
   Quintiles Transnational Corp. ............         34,700           407,725*
   Qwest Communications International, Inc. .        494,100         2,391,444*
   Radioshack Corp. .........................         50,500         1,199,375#
   Rational Software Corp. ..................         56,900           526,894*
   Raytheon Co. .............................        118,700         3,462,479
   Reebok International, Ltd. ...............         17,600           504,944*#
   Regions Financial Corp. ..................         65,200         2,265,048
   RJ Reynolds Tobacco Holdings, Inc. .......         26,400         1,019,040#
   Robert Half International, Inc. ..........         51,700         1,015,905*
   Rockwell Collins, Inc. ...................         53,900         1,153,460
   Rockwell International Corp. .............         54,900         1,155,645
   Rohm & Haas Co. ..........................         65,200         2,307,428
   Rowan Companies, Inc. ....................         27,700           590,010
   Ryder System, Inc. .......................         18,400           423,200
   Sabre Holdings Corp. .....................         42,700           929,152*
   Safeco Corp. .............................         40,300         1,457,248


See accompanying notes to financial statements.

                                                                           -----

SCHEDULE OF INVESTMENTS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES (CONTINUED)
-----------------------------------------

                                                          NOVEMBER 30, 2002
                                                   -----------------------------
                                                    SHARES          VALUE+
                                                   ---------   -----------------

   Safeway, Inc.                                     130,000    $    3,091,400*
   Saint Jude Medical, Inc. .................         52,000         1,810,640*
   Saint Paul Companies, Inc. ...............         66,700         2,483,908#
   Sanmina Corp. ............................        154,600           747,491*#
   Sara Lee Corp. ...........................        231,200         5,393,896
   SBC Communications, Inc. .................        979,900        27,927,150
   Schering-Plough Corp. ....................        432,200         9,793,652
   Schlumberger, Ltd. .......................        170,200         7,531,350
   Schwab (Charles) Corp. ...................        402,300         4,642,542
   Scientific-Atlanta, Inc. .................         46,100           626,960
   Sealed Air Corp. .........................         24,800           937,688*#
   Sears, Roebuck & Co. .....................         93,200         2,581,640#
   Sempra Energy ............................         60,400         1,399,468
   Sherwin-Williams Co. .....................         44,400         1,280,052
   Siebel Systems, Inc. .....................        140,900         1,201,877*
   Sigma-Aldrich Corp. ......................         21,600         1,087,344
   Simon Property Group, Inc. ...............         54,800         1,847,856
   SLM Corp. ................................         45,600         4,456,488
   Snap-On, Inc. ............................         17,200           514,968
   Solectron Corp. ..........................        242,700         1,121,274*
   Southern Co. .............................        208,900         5,464,824
   SouthTrust Corp. .........................        102,200         2,677,129
   Southwest Airlines Co. ...................        227,800         3,781,480
   Sprint Corp. .............................        263,100         3,835,998
   Sprint Corp. (PCS Group) .................        293,800         1,692,288*
   Stanley Works ............................         25,200           905,688
   Staples, Inc. ............................        137,800         2,666,430*
   Starbucks Corp. ..........................        114,500         2,487,513*
   Starwood Hotels and Resorts Worldwide,
     Inc ....................................         58,700         1,486,871
   State Street Corp. .......................         95,400         4,293,000
   Stilwell Financial, Inc. .................         65,500           964,160#
   Stryker Corp. ............................         58,300         3,605,855
   Sun Microsystems, Inc. ...................        956,700         4,109,027*
   Sungard Data Systems, Inc. ...............         83,300         1,946,721*
   Sunoco, Inc. .............................         22,400           663,040
   Suntrust Banks, Inc. .....................         84,000         4,927,440#
   Supervalu, Inc. ..........................         39,400           708,412
   Symbol Technologies, Inc. ................         67,600           695,604
   Synovus Financial Corp. ..................         87,400         1,820,542
   Sysco Corp. ..............................        195,500         5,751,610
   T. Rowe Price Group, Inc. ................         36,000         1,094,220
   Target Corp. .............................        267,300         9,296,694
   Teco Energy, Inc. ........................         51,100           753,214#
   Tektronix, Inc. ..........................         26,300           518,636*
   Tellabs, Inc. ............................        121,300         1,074,718*
   Temple-Inland, Inc. ......................         15,900           779,895
   Tenet Healthcare Corp. ...................        144,100         2,658,645*
   Teradyne, Inc. ...........................         53,900           883,421*
   Texas Corp. ..............................         91,100         1,404,762
   Texas Instruments, Inc. ..................        510,800        10,272,188
   Textron, Inc. ............................         40,700         1,754,170
   The Goldman Sachs Group, Inc. ............        142,000        11,199,540#
   Thermo-Electron Corp. ....................         49,100           961,869*
   Thomas & Betts Corp. .....................         17,200           321,640*
   Tiffany & Co. ............................         42,900         1,217,502#
   TJX Companies, Inc. ......................        159,000         3,111,630
   TMP Worldwide, Inc. ......................         32,900           481,656*
   Torchmark Corp. ..........................         35,000         1,299,900
   Toys R Us, Inc. ..........................         62,600           851,986*
   Transocean, Inc. .........................         94,100         2,286,630
   Travelers Property Casualty Corp. Series B        294,700         4,715,200*
   Tribune Co. ..............................         88,900         4,071,620
   TRW, Inc. ................................         37,900         1,959,051
   Tupperware Corp. .........................         17,200           294,636
   Tyco International, Ltd. .................        588,000        10,489,920



                                                          NOVEMBER 30, 2002
                                                   -----------------------------
                                                    SHARES          VALUE+
                                                   ---------   -----------------

   U.S. Bancorp .............................        564,200    $   12,355,980
   Union Pacific Corp. ......................         74,500         4,313,550
   Union Planters Corp. .....................         58,900         1,737,550
   Unisys Corp. .............................         95,200         1,066,240*#
   United Parcel Service, Inc. ..............        329,100        20,851,776#
   United States Steel Corp. ................         30,100           435,848
   United Technologies Corp. ................        139,000         8,683,330
   Unitedhealth Group, Inc. .................         89,400         7,281,630
   Univision Communications, Inc. Class A ...         67,500         2,169,450*
   Unocal Corp. .............................         75,900         2,250,435
   UnumProvident Corp. ......................         71,100         1,212,255
   UST, Inc. ................................         49,800         1,603,560
   Veritas Software Co. .....................        121,000         2,201,595*
   Verizon Communications, Inc. .............        804,000        33,671,520
   VF Corp. .................................         32,200         1,219,092
   Viacom, Inc. Class B .....................        520,000        24,445,200*
   Visteon Corp. ............................         38,500           309,925
   Vulcan Materials Co. .....................         30,000         1,132,200#
   Wachovia Corp. ...........................        404,100        14,204,115
   Walgreen Co. .............................        301,900         8,691,701
   Wal-Mart Stores, Inc. ....................      1,310,900        70,998,344
   Washington Mutual, Inc. ..................        285,000        10,254,300
   Waste Management, Inc. ...................        180,200         4,490,584
   Waters Corp. .............................         38,600         1,034,480*
   Watson Pharmaceuticals, Inc. .............         31,500           944,685*
   Wellpoint Health Networks, Inc. ..........         42,900         2,824,107*
   Wells Fargo & Co. ........................        500,600        23,132,726
   Wendy's International, Inc. ..............         34,200           955,206
   Weyerhaeuser Co. .........................         64,500         3,392,700
   Whirlpool Corp. ..........................         20,100         1,080,978
   Williams Companies, Inc. .................        152,200           403,330
   Winn-Dixie Stores, Inc. ..................         41,500           619,180
   Worthington Industries, Inc. .............         25,200           444,024
   Wrigley (Wm.) Jr. Co. ....................         66,400         3,571,656#
   Wyeth ....................................        390,500        15,006,915
   XCEL Energy, Inc. ........................        117,400         1,260,876#
   Xerox Corp. ..............................        215,200         1,876,544*#
   Xilinx, Inc. .............................         99,400         2,450,210*#
   XL Capital, Ltd. .........................         40,000         3,309,600
   Yahoo!, Inc. .............................        177,100         3,243,587*#
   Yum! Brands, Inc. ........................         87,600         2,094,516*
   Zimmer Holdings, Inc. ....................         57,400         2,160,536*
   Zions Bancorp ............................         27,100         1,115,572#
                                                                --------------
TOTAL COMMON STOCKS
   (Cost $2,502,724,241) ....................                    2,547,583,966
                                                                --------------

                                                  FACE AMOUNT
                                                     (000)           VALUE+
                                                  -----------   --------------
TEMPORARY CASH INVESTMENTS -- (2.6%)
   Repurchase Agreement, PNC Capital
   Markets Inc. 1.21%, 12/02/02
   (Collateralized by $67,888,000
   FMC Discount Notes 1.30%, 01/08/03,
   valued at $67,803,140) to be
   repurchased at $66,807,736
   (Cost $66,801,000) .......................        $66,801    $   66,801,000
                                                                --------------

TOTAL INVESTMENTS -- (100.0%)
   (Cost $2,569,525,241)++ ..................                   $2,614,384,966
                                                                ==============
--------------------
+  See Note B to Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
++ The cost for federal income tax purposes is $2,709,418,577.

See accompanying notes to financial statements.

-----
 128

STATEMENT OF ASSETS AND LIABILITIES             THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES
-----------------------------

                                                          (AMOUNTS IN THOUSANDS)

                                                                MARCH 31, 2003
                                                                --------------
                                                                  (UNAUDITED)



ASSETS:
   Investments at Value ...................................        $2,368,563
   Collateral for Securities Loaned .......................           489,701
   Cash ...................................................             1,211
   Receivables:
     Dividends and Interest ...............................             3,560
     Securities Lending ...................................                36
   Prepaid Expenses and Other Assets ......................                 8
                                                                   ----------
        Total Assets ......................................        $2,863,079
                                                                   ----------

LIABILITIES:
   Payables:
     Collateral on Securities Loaned ......................           489,701
     Futures Margin Variation .............................               340
   Accrued Expenses and Other Liabilities .................               268
                                                                   ----------
        Total Liabilities .................................           490,309
                                                                   ----------

NET ASSETS ................................................        $2,372,770
                                                                   ==========

   Investments at Cost ....................................        $2,537,403
                                                                   ==========


See accompanying notes to financial statements.

                                                                           -----

STATEMENT OF ASSETS AND LIABILITIES             THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES
-----------------------------
                                                          (AMOUNTS IN THOUSANDS)

                                                              NOVEMBER 30, 2002
                                                              -----------------



ASSETS:
   Investments at Value ...................................        $2,614,385
   Collateral for Securities Loaned .......................           185,407
   Cash ...................................................             4,418
   Receivables:
     Dividends, Interest and Tax Reclaims .................             4,552
     Securities Lending ...................................                11
     Fund Shares Sold .....................................             1,266
   Prepaid Expenses and Other Assets ......................                 1
                                                                   ----------
        Total Assets ......................................        $2,810,040
                                                                   ----------

LIABILITIES:
   Payables:
     Collateral on Securities Loaned ......................           185,407
     Investment Securities Purchased ......................               140
     Fund Shares Redeemed .................................               551
     Due to Advisor .......................................                55
     Futures Margin Variation .............................               151
   Accrued Expenses and Other Liabilities .................               179
                                                                   ----------
        Total Liabilities .................................           186,483
                                                                   ----------

NET ASSETS ................................................        $2,623,557
                                                                   ==========
   Investments at Cost ....................................        $2,569,525
                                                                   ==========


See accompanying notes to financial statements.

-----
 130

STATEMENT OF OPERATIONS                         THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES
-----------------------------
                                                          (AMOUNTS IN THOUSANDS)

                                                                     YEAR
                                                                     ENDED
                                                                    NOV. 30,
                                                                     2002
                                                                  -----------


INVESTMENT INCOME
   Dividends ..............................................       $  42,685
   Interest ...............................................             836
   Income from Securities Lending .........................             153
                                                                  ---------
     Total Investment Income ..............................          43,674
                                                                  ---------
EXPENSES
   Investment Advisory Services ...........................             693
   Accounting & Transfer Agent Fees .......................             416
   Custodian Fees .........................................             113
   Legal Fees .............................................              26
   Audit Fees .............................................              35
   Shareholders' Reports ..................................              64
   Trustees' Fees and Expenses ............................              21
   Other ..................................................             115
                                                                  ---------
     Total Expenses .......................................           1,483
                                                                  ---------
     NET INVESTMENT INCOME ................................          42,191
                                                                  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
   Net Realized Loss on Investment Securities Sold ........        (211,200)
   Net Realized Loss on Futures ...........................         (12,710)
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities ................................        (356,042)
     Futures ..............................................           5,220
                                                                  ---------
   NET LOSS ON INVESTMENT SECURITIES ......................        (574,732)
                                                                  ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       $(532,541)
                                                                  =========


See accompanying notes to financial statements.

                                                                           -----

STATEMENTS OF CHANGES IN NET ASSETS             THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES
-----------------------------


                                                                (AMOUNTS IN THOUSANDS)

                                                                YEAR            YEAR
                                                                ENDED           ENDED
                                                               NOV. 30,        NOV. 30,
                                                                 2002            2001
                                                              ----------      ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income ................................     $   42,191      $   37,501
   Net Realized Loss on Investment Securities Sold ......       (211,200)        (81,255)
   Net Realized Loss on Futures .........................        (12,710)        (14,349)
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities ..............................       (356,042)       (344,426)
     Futures ............................................          5,220             915
                                                              ----------      ----------
     Net Decrease in Net Assets Resulting from Operations       (532,541)       (401,614)
                                                              ----------      ----------
Transactions in Interest:
   Contributions ........................................        962,613         552,671
   Withdrawals ..........................................       (638,165)       (458,219)
                                                              ----------      ----------
     Net Increase from Transactions in Interest .........        324,448          94,452
                                                              ----------      ----------
     Total Decrease .....................................       (208,093)       (307,162)
                                                              ----------      ----------
NET ASSETS
   Beginning of Period ..................................      2,831,650       3,138,812
                                                              ----------      ----------
   End of Period ........................................     $2,623,557      $2,831,650
                                                              ==========      ==========

See accompanying notes to financial statements.

-----
 132

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


FINANCIAL HIGHLIGHTS                            THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------
THE U.S. LARGE COMPANY SERIES
-----------------------------


                                                                                     (AMOUNTS IN THOUSANDS)

                                                               YEAR             YEAR          YEAR            YEAR          YEAR
                                                               ENDED            ENDED         ENDED           ENDED         ENDED
                                                              NOV. 30,         NOV. 30,      NOV. 30,        NOV. 30,      NOV. 30,
                                                               2002             2001          2000            1999          1998
                                                            ----------       ----------     ----------     ----------    ----------
Net Asset Value, Beginning of
   Period ............................................             N/A              N/A            N/A            N/A           N/A
                                                            ----------       ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss). .....................              --               --             --             --            --
   Net Gains (Losses) on Securities
     (Realized and Unrealized) .......................              --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
   Total from Investment Operations ..................              --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
LESS DISTRIBUTIONS
   Net Investment Income .............................              --               --             --             --            --
   Net Realized Gains ................................              --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
        Total Distributions ..........................              --               --             --             --            --
                                                            ----------       ----------     ----------     ----------    ----------
Net Asset Value, End of Period .......................             N/A              N/A            N/A            N/A           N/A
                                                            ==========       ==========     ==========     ==========    ==========
Total Return .........................................             N/A              N/A            N/A            N/A           N/A
                                                            ==========       ==========     ==========     ==========    ==========
Net Assets, End of Period (thousands) ................      $2,623,557       $2,831,650     $3,138,812     $2,775,062    $1,557,174
                                                            ==========       ==========     ==========     ==========    ==========
Ratio of Expenses to Average Net Assets ..............            0.05%            0.05%          0.06%          0.06%         0.06%
Ratio of Net Investment Income to Average
   Net Assets ........................................            1.53%            1.26%          1.12%          1.27%         1.47%
Portfolio Turnover Rate ..............................              11%               8%             8%             4%            9%


----------------
N/A Not applicable as The U.S. Large Company Series is organized as a partnership and does not have unitized value.
Note: Portfolio Turnover Rate for the four months ended March 31, 2003 is 5%
     (Unaudited).

See accompanying notes to financial statements.

                                                                           -----

NOTES TO FINANCIAL STATEMENTS                   THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

A.   ORGANIZATION:

     The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. At November 30, 2002, the Trust consisted of twenty-five investment portfolios, of which The U.S. Large Company Series (the "Series") is presented in this report.

B.   SIGNIFICANT ACCOUNTING POLICIES:

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those estimates could be material.

     1. SECURITY VALUATION: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Trustees.

     2. FEDERAL INCOME TAXES: The Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses will be deemed to have been "passed down" to its feeder funds.

     3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of a percentage of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, Emerging Markets Portfolio and/or DFA Two Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Trustees' Fees and Expenses.

     4. OTHER: Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to the Series are directly charged. Common expenses are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C.   INVESTMENT ADVISOR:

     Dimensional Fund Advisors Inc. ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2002, the Series' advisory fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1% of the average daily net assets.

     Certain   officers  of  the  Series  are  also   officers,   directors  and
shareholders of the Advisor.

D.   DEFERRED COMPENSATION:

     At November 30, 2002, the total liability for deferred compensation to Trustees is Included in Accrued Expenses and Other Liabilities in the amount of $11,969.

E. PURCHASES AND SALES OF SECURITIES:

     For the year ended November 30, 2002, the Series made the following purchases and sales of investment securities other than short-term securities (amounts in thousands):

     Purchases .....................................................    $607,157
     Sales .........................................................     296,802


-----
 134

NOTES TO FINANCIAL STATEMENTS (CONTINUED)       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

F.   INVESTMENT TRANSACTIONS:

     At November 30, 2002, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities was as follows (amounts in thousands):

     Gross Unrealized Appreciation ..............................     $ 442,827
     Gross Unrealized Depreciation ..............................      (537,861)
                                                                      ---------
     Net ........................................................     $ (95,034)
                                                                      =========

G. FINANCIAL INSTRUMENTS:

     In accordance with the Series' Investment Objectives and Policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

     1. REPURCHASE AGREEMENTS: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 29, 2002.

     2. FUTURES CONTRACTS: During the year ended November 30, 2002, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     At November 30, 2002, the Series had outstanding 302 long futures contracts on the S&P 500 Index, all of which expire on December 20, 2002. The value of such contracts on November 30, 2002 was $70,668,000, which resulted in an unrealized gain of $5,253,729.

     Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

H.   LINE OF CREDIT:

     The Trust, together with other Dimensional-advised portfolios, has entered into a $50 million unsecured line of credit with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $50 million, as long as total borrowings under the line of credit do not exceed $50 million in the aggregate. Borrowings under the line are charged interest at the current overnight federal funds rate plus a variable rate determined at the date of borrowing. Each portfolio is individually, and not jointly liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit, since this is not a committed facility. The agreement for the discretionary line of credit may be terminated at any time. For the year ended November 30, 2002, borrowings under the line by the Series were as follows:


                                                                                                          MAXIMUM
                                                                                                          AMOUNT
                                                   WEIGHTED       WEIGHTED      NUMBER OF    INTEREST    BORROWED
                                                    AVERAGE        AVERAGE        DAYS        EXPENSE     DURING
                                                 INTEREST RATE  LOAN BALANCE   OUTSTANDING   INCURRED   THE PERIOD
                                                 -------------  ------------   -----------   --------   ----------
     Year Ended November 30, 2002 ...........        2.51%       $4,351,429         7         $2,122    $8,313,000

     The Series had no outstanding borrowings under the line of credit at November 30, 2002.
                                                                           -----

NOTES TO FINANCIAL STATEMENTS (CONTINUED)       THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

     The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $150 million unsecured line of credit with its international custodian bank. Each portfolio is permitted to borrow, subject to investment limitations, up to a maximum of $150 million, as long as total borrowings under the line of credit do not exceed $150 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused line of credit. The agreement for the line of credit expires in April 2003. There were no borrowings under the line of credit with the international custodian bank for the year ended November 30, 2002.

I.   SECURITIES LENDING:

     As of November 30, 2002, the Series had securities on loan to brokers/dealers, for which it held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of Securities are required at all times to be secured by collateral at least equal to 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the securities.

     The Series invests the cash collateral received from securities on loan in a pooled cash account, which invests in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature.

     As of November 30, 2002, the interest rate on the pooled cash account earned by the Series was 1.30%. The repurchase agreements with JPMorgan Securities and UBS Warburg, comprising the pooled cash account bear interest at rates ranging from 1.30% to 1.33% and are to be repurchased on December 2, 2002. The market value of securities on loan to brokers/dealers, the value of the cash collateral received from broker/dealers, the cost/value of each portfolio's pooled cash account investment and the allocated value of collateral from repurchase agreements held in the pooled cash account as of November 30, 2002 is as follows:


                                                                                 COST/VALUE OF      VALUE OF
                                             MARKET VALUE        VALUE OF         POOLED CASH    COLLATERAL FROM
                                             OF SECURITIES    COLLATERAL AND        ACCOUNT        REPURCHASE
                                                ON LOAN       INDEMNIFICATION     INVESTMENT       AGREEMENTS
                                             -------------    ---------------    -------------   --------------
     The U.S. Large Company Series .......    $177,832,749      $185,406,500      $185,406,500    $185,406,500

-----
 136

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS                              THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF THE SERIES AND BOARD OF TRUSTEES OF
THE DFA INVESTMENT TRUST COMPANY

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
January 15, 2003

                                                                           -----

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

Investment Adviser -- Large Cap Value Equity Portfolio,
Large Cap Growth Equity Portfolio, Mid-Cap Value Equity
Portfolio, Mid-Cap Growth Equity Portfolio, Small Cap
Value Equity Portfolio, Small Cap Core Equity Portfolio,
Small Cap Growth Equity Portfolio, U.S. Opportunities
Portfolio, Global Science & Technology Opportunities
Portfolio, International Equity Portfolio, International
Opportunities Portfolio, Select Equity Portfolio and
Balanced Portfolio
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Investment Adviser -- European Equity Portfolio and Asia
Pacific Equity Portfolio
   BlackRock International, Limited
   Edinburgh, Scotland EH3 8JB

Sub-Adviser -- International Equity Portfolio and
International Opportunities Portfolio
   BlackRock International, Limited
   Edinburgh, Scotland EH3 8JB

Sub-Adviser -- Balanced Portfolio
   BlackRock Financial Management, Inc.
   New York, NY 10022

Custodian
   PFPC Trust Co.
   Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
   PFPC Inc.
   Wilmington, Delaware 19809

Distributor
   BlackRock Distributors, Inc.
   King of Prussia, Pennsylvania 19406

Co-Administrator
   BlackRock Advisors, Inc.
   Wilmington, Delaware 19809

Counsel
   Simpson Thacher &Bartlett
   New York, New York 10017

Independent Accountants
   PricewaterhouseCoopers LLP
   Philadelphia, Pennsylvania 19103




The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

                                 BLACKROCK FUNDS
--------------------------------------------------------------------------------

                                  FUND SPECTRUM

BLACKROCK FUNDS IS A LEADING MUTUAL FUND COMPANY CURRENTLY MANAGING IN EXCESS OF $18 BILLION IN 40 PORTFOLIOS DESIGNED TO FIT A BROAD RANGE OF INVESTMENT GOALS. EACH PORTFOLIO IS MANAGED BY RECOGNIZED EXPERTS IN EQUITY, FIXED INCOME, INTERNATIONAL, AND TAX-FREE INVESTING.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------
         Large Cap Value Equity
         Large Cap Growth Equity
         Mid-Cap Value Equity
         Mid-Cap Growth Equity
         Small Cap Value Equity
         Small Cap Core Equity
         Small Cap Growth Equity
         U.S. Opportunities
         Global Science & Technology Opportunities
         European Equity
         International Equity
         International Opportunities
         Asia Pacific Equity
         Select Equity
         Index Equity



STOCK & BOND PORTFOLIOS
--------------------------------------------------------------------------------
         Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------
         Low Duration Bond
         Intermediate Government Bond
         Intermediate Bond
         Government Income
         GNMA
         Managed Income
         Core Bond Total Return
         Core PLUS Total Return
         International Bond
         High Yield Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------
         Tax-Free Income
         Pennsylvania Tax-Free Income
         New Jersey Tax-Free Income
         Ohio Tax-Free Income
         Delaware Tax-Free Income
         Kentucky Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------
         Money Market
         U.S. Treasury Money Market
         Municipal Money Market
         New Jersey Municipal Money Market
         North Carolina Municipal Money Market
         Ohio Municipal Money Market
         Pennsylvania Municipal Money Market
         Virginia Municipal Money Market


                             SHAREHOLDER PRIVILEGES

24 HOUR ACCOUNT INFORMATION
Call us at 1-800-441-7762, 24 hours a day, 7 days a week to get information about your account balances, recent transactions and share prices. Note:
Institutional and Service Share Class investors should call 1-800-441-7764. You can also reach us on the Internet through the World Wide Web by accessing http://www.blackrock.com.

EXCHANGE PRIVILEGES
Should your investment goals change, shareholders in our Investor Class shares may exchange all or part of their investments into the same share class of any other portfolio of BlackRock Funds. (1)

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

SYSTEMATIC WITHDRAWAL PLANS
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $100 or more from their BlackRock portfolios, as long as their account is at least $1,000.

RETIREMENT PLANS
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Educational and Simple IRA's.

GENERAL INFORMATION ABOUT THE BLACKROCK FUNDS
If you would like additional reports or have questions regarding any of the 40 BlackRock Funds, please call 1-800-FUTURE4 (1-800-388-8734).

(1) BLACKROCK FUNDS RESERVES THE RIGHT TO MODIFY OR TERMINATE THE EXCHANGE PRIVILEGES AT ANY TIME.

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(LOGO)
BLACKROCK
[GRAPHIC OMITTED]



Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

                                                                         EQ-SEMI